As filed with the Securities and Exchange Commission on May 1, 2007
Registration No. 333-44723
File No. 811-9044

SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

Form N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 13

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 22

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(Exact Name of Registrant)

NATIONAL LIFE INSURANCE COMPANY
(Name of Depositor)
One National Life Drive
Montpelier, Vermont 05604
(802) 229-7410
____________________________

Kerry A. Jung
Senior Counsel
National Life Insurance Company
One National Life Drive
Montpelier, Vermont 05604
(name and complete address of agent for service)
____________________________

Copy to:
Stephen E. Roth, Esq.
Sutherland Asbill & Brennan
1275 Pennsylvania Avenue, NW
Washington, DC 20004-2404
____________________________

It is proposed that this filing will become effective:

X	immediately upon filing pursuant to paragraph (b)
on May 1, 2007 pursuant to paragraph (b)
60 days after filing pursuant to paragraph (a)(1)
on (date) pursuant to paragraph (a)(1) of Rule 485
This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Interests in a Survivorship Variable Universal Life Account under individual flexible premium variable universal life policies

SENTINEL ESTATE PROVIDER
P R O S P E C T U S
Dated May 1, 2007

National Life Insurance Company	Home Office: National Life Drive, Montpelier, Vermont 05604
National Variable Life Insurance Account	Telephone: (800) 732-8939

This prospectus describes the Sentinel Estate Provider Policy, a survivorship variable universal life insurance policy offered by National Life Insurance Company (“National Life”). This Policy combines insurance and investment features. It provides a death benefit on the death of the last to die of two specified insured people. You can make premium payments at various times and in various amounts. You can also allocate premiums among a number of funds with different investment objectives, and you can increase or decrease the death benefit payable under your policy.

We deduct certain charges from premium payments. Then these premium payments go to the National Variable Life Insurance Account, a Variable Account of National Life, or to the Fixed Account, or a combination of the two. The Fixed Account pays interest at a guaranteed rate of at least 4%. The Separate Account has several Subaccounts. Each Subaccount buys shares of a specific fund portfolio. Currently the available funds are:

Sentinel Asset Management,	A I M Advisors, Inc.	Fred Alger Management,	American Century
Inc.		Inc.	Investment Management,
Inc. and American Century
Global Investment
Management, Inc.
Sentinel Variable Products Trust	AIM Variable Insurance Funds	Alger American Fund	American Century Variable
Balanced	V.I. Dynamics	Growth	Portfolios, Inc.
Bond	V.I. Global Health Care	Leveraged AllCap	VP Income & Growth
Common Stock	V.I. Technology	Small Capitalization	VP Value
Mid Cap Growth			VP Ultra®
Money Market			VP Vista SM
Small Company			VP International
VP Inflation Protection
Deutsche Investment	The Dreyfus Corporation	Fidelity Management &	Franklin Templeton
Management Americas Inc.		Research Company	Investments
DWS Variable Series II	Dreyfus Variable Investment	Fidelity® Variable Insurance	Franklin Templeton Variable
DWS Dreman High Return	Fund	Products	Insurance Products Trust
Equity VIP	VIF Appreciation	Contrafund®	Mutual Shares Securities
DWS Dreman Small Cap	VIF Developing Leaders	Equity-Income	Fund
Value VIP	VIF Quality Bond	Growth	Small Cap Value Securities
		High Income	Fund
	Dreyfus Socially Responsible	Index 500	Small-Midcap Growth
	Growth Fund, Inc.	Investment Grade Bond	Securities Fund
		Mid Cap	Foreign Securities Fund
		Overseas	Real Estate Fund
J.P. Morgan Investment	Neuberger Berman	T. Rowe Price Associates,	Wells Fargo Funds
Management Inc.	Management, Inc.	Inc.	Management, LLC

J.P. Morgan Series Trust II	Neuberger Berman Advisers	T. Rowe Price Equity Series,	Wells Fargo Variable Trust
International Equity	Management Trust	Inc.	VT Discovery
Small Company	Partners Portfolio	Blue Chip Growth II	VT Opportunity
	Mid-Cap Growth Portfolio	Equity Income II
	Fasciano Portfolio	Health Sciences II
Lehman Brothers Short
Duration Bond Portfolio
(formerly, Limited Maturity
Bond Portfolio)

The value of your policy will depend upon the investment results of the portfolios you select. The policy’s value and death benefit will fluctuate based on the investment results of the chosen portfolios, the crediting of interest to the Fixed Account, and the deduction of charges. You bear the entire investment risk for all amounts allocated to the separate account. There is no guaranteed minimum value for any of the portfolios. We do not guarantee any minimum policy value. You could lose some or all of your money. You must receive, with this prospectus, current prospectuses for all of the portfolios. We recommend that you read this prospectus and the prospectuses for the portfolios carefully. You should keep all prospectuses for later reference.

An investment in the policy is not a bank deposit. Neither the U.S. government nor any governmental agency insures or guarantees your investment in the policy.

It may not be advantageous to purchase a policy as a replacement for another type of life insurance or as a means to obtain additional insurance protection if you already own another last survivor variable universal life insurance policy. It also may not be advantageous for you to finance the purchase of this policy through use of a loan or through making withdrawals from another policy that you already own.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved the policy or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

LEGAL MATTERS	52
DISTRIBUTION OF THE POLICIES	53
OTHER POLICY PROVISIONS	54
FINANCIAL STATEMENTS	54
GLOSSARY	55
Appendix A: Illustration of Death Benefits, Accumulated Values and Cash Surrender Values	A-1
Appendix B: Joint Age Calculation	B-1
Appendix C: New York Surrender Charge Information	C-1
Appendix D: Overloan Protection Rider	D-1
Appendix E: Statement of Additional Information Table of Contents	E-1

The policy may not be available in all states. This prospectus does not offer the policy in any state in which we may not legally offer the policy. You should rely only on the information contained in this prospectus. We have not authorized anyone to provide you with information that is different.

The primary purpose of this variable life insurance policy is to provide insurance protection. We do not claim that the policy is in any way similar or comparable to an investment in a mutual fund.

SUMMARY OF THE BENEFITS AND RISKS OF THE POLICY

This summary provides you with a brief overview of the benefits and risks associated with the Policy. You should read the entire prospectus before purchasing the Policy. Important details regarding the Policy are contained in other sections of this prospectus. Please consult your agent and refer to your Policy for details. For your convenience, we have defined certain terms we use in the Glossary at the end of the prospectus.

Summary of Principal Policy Benefits

Survivorship Life Insurance Protection. The Policy provides a means for an Owner to accumulate life insurance which pays a death benefit on the death of the last to die of two named Insureds. Proceeds under the Policy can generally pass free of federal and state income tax at the death of the last to die of the two Insureds.

As long as your Policy remains in force, we will pay the Death Benefit to your Beneficiary, when we receive due proof of the death of both of the two insured people. We will increase the Death Benefit by any additional benefits provided by a supplementary benefit rider. We will reduce the Death Benefit by any outstanding Policy loans and accrued interest and any unpaid Monthly Deductions.

Death Benefit Option A and Option B. We offer two Death Benefit options, which we call Option A and Option B. You may choose which option to apply to your Policy.

If you choose Death Benefit Option A, the Death Benefit will be based on the greater of:

Þ	Face Amount; or
Þ	the Accumulated Value multiplied by a factor specified by federal income tax law.

If you choose Death Benefit Option B, the Death Benefit will be based on the greater of:

Þ	the Face Amount plus the Accumulated Value; or
Þ	the Accumulated Value multiplied by the same factor that applies to option A.

After a year, you may adjust the Death Benefit by changing the Death Benefit option or by increasing or decreasing the Face Amount of your Policy. There are also two types of coverage available under the Policy - Basic Coverage and additional coverage. See “Death Benefit.” Changing the Face Amount or Death Benefit option may have tax consequences.

  You may add additional insurance and other benefits to your Policy by rider. Please see “Optional Benefits”, below, for a description of the optional benefits that we offer.

  You may receive personalized illustrations in connection with the purchase of this Policy that reflect your own particular circumstances. These hypothetical illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of lapse, and the charges and deductions under the Policy. They will also help you to compare this Policy to other life insurance policies. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.

Cash Benefits. After a year, you may borrow against your Policy. The maximum amount of all loans is the Cash Surrender Value less three times the most recent Monthly Deduction. When you take a loan we will transfer an amount equal to the loan to our Fixed Account as Collateral. We charge interest on the loan, and we credit interest on Collateral. Loans may have adverse tax consequences. When the Death Benefit becomes payable or the Policy is surrendered, we will deduct Policy loans and accrued interest from the proceeds otherwise payable. We currently plan to make preferred loans available when a Policy is 10 years old.

After a year, you may request a Withdrawal of Cash Surrender Value. However:

  You must withdraw at least $500;

  You cannot withdraw more than the Cash Surrender Value on the date we receive your request minus three times the most recent Monthly Deduction for the most recent Monthly Policy Date;

  You may not allocate Withdrawals to the Fixed Account until all the value in the Variable Account has been exhausted.

  We may deduct a Withdrawal charge from each Withdrawal. Withdrawals may have tax consequences.

You may surrender your Policy at any time and receive the Cash Surrender Value, if any. The Cash Surrender Value will equal the Accumulated Value less any Policy loan with accrued interest and any Surrender Charge. Surrendering your Policy may have tax consequences.

Variety of Investment Options. You may allocate Net Premiums among the subaccounts of the Variable Account and the Fixed Account. The subaccounts in the Variable Account invest in a wide variety of portfolios that cover a broad spectrum of investment objectives and risk tolerances.

We will credit interest at an effective annual rate of at least 4.0% on amounts invested in the Fixed Account.

As your needs or financial goals change, you can change your investment mix. You may make transfers among the Variable Account and the Fixed Account. Currently, you may make an unlimited number of such transfers within the subaccounts of the Variable Account and from the Variable Account to the Fixed Account, without charge. You may not make transfers out of the Fixed Account that exceed the greater of: (a) 25% of the non-loaned Accumulated Value in such account at the time of transfer; (b) or $1000. We allow only one such transfer out of the Fixed Account in any Policy Year.

We offer all Owners the opportunity to participate in “Illuminations”. Under this investment advisory program, National Life has arranged for FundQuest, Incorporated, a registered investment adviser firm which is independent of National Life, to provide an investment advisory service under which FundQuest, Inc. maintains an allocation of the Accumulated Value of your Policy among the available options which is suited to your investment objective, financial situation and risk tolerance. The Illuminations investment advisory service is available without charge to Owners.

Summary of the Principal Risks of Purchasing a Policy

Investment Risk. We cannot give any assurance that any portfolio will achieve its investment objectives. You bear the entire investment risk on the value of your Policy which you allocate to the Variable Account. In addition, we deduct Policy fees and charges from your Accumulated Value, which can significantly reduce your Accumulated Value. During times of poor performance, these deductions will have an even greater impact on your Accumulated Value. You could lose everything you invest, and your Policy could lapse without value, unless you pay additional premium prior to lapse. If you allocate premiums to the Fixed Account, then we credit your Accumulated Value in the Fixed Account with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum effective annual rate of 4%.

Please note that frequent, large, or short-term transfers among Subaccounts, such as those associated with “market timing” transactions, can adversely affect the underlying Funds and the returns achieved by Owners. Such transfers may dilute the value of underlying Fund shares, interfere with the efficient management of the underlying Fund’s portfolio, and increase brokerage and administrative costs of the underlying Funds. To protect Owners and underlying Funds from such effects, we have developed market timing procedures. See “Disruptive Trading” below.

Risk of Lapse. If on any Monthly Policy Date the Cash Surrender Value of a Policy is insufficient to cover the Monthly Deductions and other charges under the Policy, we will notify you of this, and the Policy will enter a 61-day Grace Period. If the Grace Period expires without a sufficient payment, the Policy will lapse, and will have no further value. This could happen: (1) if the investment returns on your chosen investment portfolios are lower than anticipated; (2) if you do not pay premiums at the levels you planned; or (3) if you take Policy loans. Your Policy generally will not lapse: (1) during the first 5 Policy Years as long as you pay the Cumulative Guarantee Premium; (2) if you purchase the guaranteed death benefit rider, subject to certain conditions, or (3) if you elect and exercise the overloan protection rider, subject to certain conditions.

Tax Risks. In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied to survivorship life Policies is limited. In the absence of such guidance there is some uncertainty as to whether a survivorship life Policy will qualify as a life insurance contract for Federal tax purposes, particularly if you pay the full amount of premiums permitted under the Policy. Nevertheless, National Life believes it reasonable to conclude that a Policy generally should satisfy the applicable requirements. Please consult with a tax adviser about these consequences. Assuming that a Policy qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of the Policy’s value until there is a distribution from the Policy. Moreover, Death Benefits payable under a Policy should generally be excludable from the gross income of the Beneficiary. As a result, your Beneficiary generally should not have to pay U.S. federal income tax on the Death Benefit, although other taxes, such as estate taxes, may apply.

Depending on the total amount of premiums you pay, the Policy may be treated as a “Modified Endowment Contract” (“MEC”) under Federal tax laws. If a Policy is treated as a MEC, then surrenders, Withdrawals, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, Withdrawals and loans taken before you attain age 59½. If a Policy is not a MEC, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. However, the tax consequences associated with preferred loans are uncertain. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

The tax treatment of the overloan protection rider that may be purchased with this Policy is uncertain. In particular, it is not clear whether the overloan protection rider will be effective to prevent taxation of the outstanding loan balance as a distribution when the overloan protection rider causes the Policy to convert to a fixed Policy. Anyone contemplating the purchase of the Policy with the overloan protection rider should consult a tax adviser.

See “Federal Tax Considerations,” below. You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

Withdrawal and Surrender Risks. The Surrender Charge under the Policy applies for 10 Policy Years after the Policy is issued. An additional Surrender Charge will apply for 10 years from the date of any increase in the Basic Coverage. It is possible that you will receive no net Cash Surrender Value if you surrender your Policy in the first few Policy Years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy’s value in the near future. We designed the Policy to meet long-term financial goals. The Policy is not suitable as a short-term investment.

Even if you do not ask to surrender your Policy, Surrender Charges may play a role in determining whether your Policy will lapse (or terminate without value), because Surrender Charges decrease the Cash Surrender Value, which is a measure we use to determine whether your Policy will enter a Grace Period (and possibly lapse).

Withdrawals are not permitted in the first Policy Year, and we will reduce the Face Amount by the amount of a Withdrawal if Death Benefit Option A is in effect. A surrender or Withdrawal may have tax consequences.

Loan Risks. A Policy loan, whether or not repaid, will affect the Accumulated Value over time because we subtract the amount of the loan from the subaccounts of the Variable Account and/or the Fixed Account as Collateral, and this Collateral does not participate in the investment performance of the subaccounts of the Variable Account, or receive any higher interest rate credited to the Fixed Account.

We reduce the amount we pay on the death of the last to die of the Insureds by the amount of any indebtedness. Your Policy may lapse if your indebtedness reduces the Cash Surrender Value to zero.

A loan may have tax consequences. In addition, if you surrender your Policy or allow it to lapse while a Policy loan is outstanding, the amount of the loan, to the extent that it has not previously been taxed, will be added to any amount you receive and taxed accordingly.

Portfolio Company Risks. A comprehensive discussion of the risks of each portfolio may be found in the prospectus for such portfolio. Please refer to the portfolios’ prospectuses for more information. There is no assurance that any portfolio will achieve its stated investment objective.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. If the amount of the charge depends on the personal characteristics of the Insured, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of an Insured with the characteristics set forth below. These charges may not be typical of the charges you will pay.

The first table describes the fees and expenses that you will pay at the time you buy the Policy, surrender the Policy, take a Withdrawal from the Policy, or transfer Accumulated Value under the Policy among the subaccounts of the Variable Account and the Fixed Account.

Transaction Fees
	When Charge is	Amount Deducted - Maximum
Charge	Deducted	Guaranteed Charge	Amount Deducted - Current Charge
Premium Expense	Upon receipt of	3.4% of each premium payment	3.4% of each premium payment
Charge - premium tax	each premium
portion	payment
Premium Expense	Upon receipt of	7.0% of the premium up to the	During the first 10 Policy Years: a
Charge - distribution	each premium	Target Premium[1], and 5.0% of	deduction of 7.0% of the premium
portion	payment	premium in excess of Target	up to the Target Premium[1], and
		Premium	4.0% of premium in excess of
Target Premium
After the first 10 Policy Years:
4.0% of all premiums
Surrender Charge	Upon surrender or
lapse of the Policy
during the first 10
Policy Years or
during the 10
years following an
increase in Basic
Coverage
Minimum and		$2.40 to $50.00 per $1000 of	$2.40 to $50.00 per $1000 of initial
Maximum Charge[2]		initial or increased Basic	or increased Basic Coverage
Coverage

Charge for a male		$10.00 per $1000 of Basic	$10.00 per $1000 of Basic
insured age 55		Coverage	Coverage
standard nonsmoker
and female insured age
50, preferred
nonsmoker
Withdrawal Fees	Upon making a	Lesser of 2% of amount	Lesser of 2% of amounts withdrawn
	Withdrawal	withdrawn or $25	or $25

Transfer Fees	Upon transfer	$25 per transfer in excess of 12	None
transfers in any one Policy Year

Transaction Fees
	When Charge is	Amount Deducted - Maximum
Charge	Deducted	Guaranteed Charge	Amount Deducted - Current Charge
Loan Interest Spread[3]	At the end of each	2% annually of amount held as	1.3% annually of amount held as
	Policy year or	Collateral	Collateral
upon death,
surrender or lapse,
if earlier
Projection Report	When report	$25 maximum in New York; no	$25
Charge	requested	guaranteed maximum
elsewhere
____________________

1 The Target Premium is the premium used in the determination of the amount of the Premium Expense Charge. This amount is shown in each Policy and is discussed in Appendix B to this Prospectus.
2The Surrender Charge varies based on the Joint Age at issue or at the time of the increase. The minimum charge is based on a Joint Age of 15 or less; the maximum charge is based on a Joint Age of 90. Generally, after the first 5 Policy years, or five years after an increase, the charge declines linearly by month through the end of the 10th Policy Year, or the 10th year after the increase. Exceptions occur at higher Joint Ages in which the level period can be shorter than 5 years. Level periods also vary for New York Policies from Policies issued elsewhere. The Surrender Charges shown in the table may not be typical of the charges you will pay. Your Policy’s data pages will indicate the charges applicable to your Policy. The Company or your agent will provide more detailed information about the Surrender Charges applicable to you at your request.
3 The loan interest spread is the difference between the amount of interest we charge you for a loan (6.0%, compounded annually) and the amount of interest we credit to the amount in your Collateral loan account (currently 4.7% compounded annually). After the 10th Policy year, we may, but are not obligated to, provide preferred loans in which the interest we charge you for the loan is 4.25% compounded annually, while we will credit your Collateral with interest of 4.0% compounded annually.

The next table describes the fees and expenses that you will pay periodically during the time you own the Policy, not including portfolio fees and expenses.

Periodic Charges Other Than Portfolio Operating Expenses
	When Charge is	Amount Deducted -	Amount Deducted - Current
Charge	Deducted	Guaranteed Charge	Charge
Cost of Insurance:[1]	On the Date of Issue
of the Policy and on
each Monthly Policy
Date
Minimum and Maximum		$0.00004 to $58.01 per	$0.00001 to $18.48 per $1000 of
Charge[2]		$1000 of Net Amount at	Net Amount at Risk per month
Risk per month

Charge for a male insured		$0.0043 per $1000 of	$0.0043 per $1000 of Net
age 55, standard		Net Amount at Risk per	Amount at Risk per month
nonsmoker and female		month
insured age 50 preferred
nonsmoker, Policy Year 1

Periodic Charges Other Than Portfolio Operating Expenses
	When Charge is	Amount Deducted -	Amount Deducted - Current
Charge	Deducted	Guaranteed Charge	Charge
Variable Account Charge	On the Date of Issue	Annual rate of 0.90% of	During the first 10 Policy Years
	of the Policy and on	the Accumulated Value	(in all cases, percentages are of
	each Monthly Policy	in the Variable Account	the Accumulated Value in the
	Date		variable Account):
Policies with Basic Coverage less
than $1 million: 0.90%
Policies with Basic Coverage
from $1 million to $3 million:
0.80%Policies with Basic
Coverage of $3 million or more:
0.75%

During the first 10 Policy Years:
Policies with Basic Coverage less
than $1 million: 0.35%
Policies with Basic Coverage
from $1 million to $3 million:
0.30%

Policies with Basic Coverage of
$3 million or more: 0.25%
Monthly Administrative	On the Date of Issue
Charge[3]	of the Policy and on
each Monthly Policy
Date
Minimum and Maximum		$15.00 per month, plus	$7.50 per month to $15.00 per
Charge[4]		from $0.08 to $0.09 per	month plus $0.09 per $1000 of
		$1000 of Basic Coverage	Basic Coverage

Charge for a male insured		$15.00 per month, plus	$15.00 per month, plus $0.08 per
age 55, standard		$0.08 per $1000 of Basic	$1000 of Basic Coverage
nonsmoker and female		Coverage
insured age 50 preferred
nonsmoker, Policy Year 1
Charges for Optional
Benefits:
Additional Protection	On the Date of Issue
Benefit[1]	of the Policy and on
each Monthly Policy
Date
Minimum and Maximum		$0.013 to $64.20 per	$0.00001 to $18.48 per $1000 of
Charge[5]		$1000 of Net Amount at	Net Amount at Risk per month
Risk per month

Charge for a male insured		$0.017 per $1000 of Net	$0.017 per $1000 of Net Amount
age 55, standard		Amount at Risk per	at Risk per month
nonsmoker and female		month
insured age 50 preferred
nonsmoker, Policy Year 1
Policy Split Option	At the time the split	$200	$200
option is exercised

Periodic Charges Other Than Portfolio Operating Expenses
	When Charge is	Amount Deducted -	Amount Deducted - Current
Charge	Deducted	Guaranteed Charge	Charge
Estate Preservation Rider[3]	On the Date of Issue
of the Policy and on
each Monthly Policy
Date thereafter
Minimum and Maximum		$0.013 to $20.18 per	$0.01254 to $15.15 per month per
Charge[6]		month per $1000 of net	$1000 of net amount of the
		amount of the increase in	increase in Death Benefit
		Death Benefit provided	provided by the rider
by the rider

Charge for a male insured		$0.017 per month per	$0.017 per month per $1000 of
age 55, standard		$1000 of net amount of	net amount of the increase in
nonsmoker and female		the increase in Death	Death Benefit provided by the
insured age 50 preferred		Benefit provided by the	rider
nonsmoker, Policy Year 1		rider
Term Rider[3]	On the Date of Issue
of the Policy and on
each Monthly Policy
Date thereafter
Minimum and Maximum		$0.088 to $8.24 per	$0.018 to $8.24 per month per
Charge[7]		month per $1000 of the	$1000 of the term insurance
		term insurance coverage	coverage provided by the rider
provided by the rider

Charge for a male insured		$0.87 per month per	$0.137 per month per $1000 of
age 55 standard		$1000 of net amount of	net amount of the term insurance
nonsmoker, Policy Year 1		the term insurance	coverage provided by the rider
coverage provided by the
rider
Guaranteed Death Benefit	On the Date of Issue	$0.01 per $1000 of Face	$0.01 per $1000 of Face Amount
	of the Policy and on	Amount per month	per month
each Monthly Policy
Date thereafter
Continuing Coverage Rider	On the Date of Issue	$3.50 per $1000 of Net	$2.50 per $1000 of Net Amount
	of the Policy and on	Amount at Risk per	at Risk per month
	each Monthly Policy	month
Date
Enhanced Death Benefit
Rider[8]		None	None

Automatic Increase Rider[8]	On the Date of Issue	None	None
of the Policy and on
each Monthly Policy
Date

Overloan Protection Rider	At the time of exercise	0%-5% of Accumulated	0%-5% of Accumulated Value
Value

1 Cost of insurance charges vary based on each Insured’s Issue Age, sex, Rate Class, the coverage’s Duration, Net Amount at Risk, Face Amount, and whether the coverage is Basic Coverage or additional coverage, and the current cost of insurance charges also vary based on our expectations of future mortality experience. The Net Amount at Risk is the amount by which the Death Benefit under the Policy exceeds the Accumulated Value of the Policy. The cost of insurance charges shown in the table may not be typical of what you will pay. Your Policy’s data page will indicate the guaranteed cost of insurance charges applicable to your Policy. We will also provide more detailed information concerning your charges at your request.

2 The minimum guaranteed charge is based on two Insureds with the following characteristics: Issue Age 10, female, nonsmoker, in Policy Year 1; the minimum current charge occurs for 2 non-smokers with issue ages under 10 in Policy Year 5; the maximum guaranteed charge is based on two Insureds with the following characteristics Issue Age 80, male, standard smoker and Issue Age 70, standard smoker, in Policy Year 30; the maximum current charge is based on two Insureds with the following characteristics: Issue Age 20, male, standard smoker and Issue Age 21, male preferred smoker, in Policy Year 80.
3 The charges shown in the table may not be typical of what you will pay. Your Policy’s data page will indicate the guaranteed charges applicable to your Policy. The Company and/or your agent will provide more detailed information concerning your charges at your request.
4The guaranteed and current maximum charge applies during the first 10 Policy Years where both Insureds are smokers and the Joint Age is greater than 38; the maximum guaranteed charge for two nonsmoker Insureds is $15.00 per month plus $0.08 per $1000 of Basic Coverage; the minimum current charge of $7.50 per month applies to all Policies after Policy Year 10.
5 The guaranteed minimum charge is based on two Insureds with the following characteristics: issue ages 8-11, female, in Policy year 1; the minimum current charge occurs for 2 non-smokers with issue ages under 10 in Policy Year 5; the maximum guaranteed charge occurs for most male/male combinations at the younger insured’s attained age 99; the maximum current charge is based on two Insureds with the following characteristics: Issue Age 20, male, standard smoker and Issue Age 21, ,male preferred smoker, in Policy Year 80.
6 The minimum guaranteed and current charge is based on two female Insureds who are both standard nonsmokers from 8 to 11 years old; the maximum guaranteed and current charge applies to two male nonsmoker Insureds, both issue age 90, in Policy Year 4.
7 The minimum guaranteed charge is based on an Insured with the following characteristics: Issue Age 20, female, preferred nonsmoker, in Policy Year 1; the minimum current charge is based on Issue Age 30, female, preferred nonsmoker, in Policy Year 1; the maximum guaranteed and current charge is based on Issue Age 60, male, standard smoker, in Policy Year 21.
8 There is no cost for the Enhanced Death Benefit Rider or the automatic increase rider. However, to the extent either rider results in an increase in Death Benefit, the Net Amount at Risk will be higher than if the rider did not apply, and the cost of insurance charges will be commensurately higher.

The following table describes the portfolio fees and expenses that you will pay periodically during the time that you own the Policy. The table shows the minimum and maximum fees and expenses charged by any of the portfolios for the year ended December 31, 2006. The expense of the portfolios may be higher or lower in the future. More details concerning each portfolio’s fees and expenses are contained in the prospectus for each portfolio.

Underlying Fund Annual Expenses (as a percentage of underlying Fund average net assets)

	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted
from fund assets, including management fee, distribution and/or	0.10%	2.00%
service 12b-1 fees, and other expenses).

The annual expenses as of December 31, 2006 (unless otherwise noted) of each Fund, before any voluntary fee waivers or expense reimbursements, are show below.1

					Contractual
				Gross Total	Waivers,	Net Total
	Management	12b-1	Other	Annual	Reimbursements,	Annual
Fund	Fees	Fees[2]	Expenses	Expenses[3]	and Recoupment	Expenses[3]
Sentinel Variable Products Trust
Balanced Fund	0.55%	0.00%	0.26%	0.81%	0.00%	0.81%
Bond Fund	0.40%	0.00%	0.28%	0.68%	0.00%	0.68%
Common Stock Fund	0.38%	0.00%	0.23%	0.61%	0.00%	0.61%
Mid Cap Growth Fund	0.48%	0.00%	0.29%	0.77%	0.00%	0.77%
Money Market Fund	0.25%	0.00%	0.27%	0.52%	0.00%	0.52%
Small Company Fund	0.40%	0.00%	0.25%	0.65%	0.00%	0.65%
AIM Variable Insurance Funds
Dynamics Fund – Series I Shares	0.75%[5]	0.00%	0.39%	1.14%[4]	0.00%	1.14%[4]
Global Health Care Fund – Series I Shares	0.75%[6]	0.00%	0.36%	1.11%[4]	0.00%	1.11%[4]
Technology Fund – Series I Shares	0.75%	0.00%	0.37%	1.12%[4]	0.00%	1.12%[4]
Alger American Fund

					Contractual
				Gross Total	Waivers,	Net Total
	Management	12b-1	Other	Annual	Reimbursements,	Annual
Fund	Fees	Fees[2]	Expenses	Expenses[3]	and Recoupment	Expenses[3]
Growth Portfolio - Class O Shares	0.71%	0.00%	0.12%	0.83%	0.00%	0.83%
Leveraged AllCap Portfolio –
Class O Shares	0.81%[7]	0.00%	0.17%	0.98%[7]	0.04%	0.94%[7]
Small Capitalization Portfolio –
Class O Shares	0.81%	0.00%	0.12%	0.93%	0.00%	0.93%
American Century Variable Portfolios, Inc.
Income & Growth Fund – Class I	0.70%[8]	0.00%	0.00%	0.70%	0.00%	0.70%
Value Fund – Class I	0.93%[8]	0.00%	0.00%	0.93%	0.00%	0.93%
Ultra® Fund – Class I	1.00%[8]	0.00%	0.00%	1.00%	0.00%	1.00%
Vista SM Fund – Class I	1.00%[8]	0.00%	0.00%	1.00%	0.00%	1.00%
International Fund – Class I	1.23%[8]	0.00%	0.00%	1.23%	0.00%	1.23%
Inflation Protection Fund – Class I	0.49%[8]	0.00%	0.01%	0.50%	0.00%	0.50%
Dreyfus Variable Investment Fund
VIF Appreciation Portfolio –
Initial Shares	0.75%	0.00%	0.07%	0.82%	0.00%	0.82%
VIF Developing Leaders Portfolio –
Initial Shares	0.75%	0.00%	0.09%	0.84%	0.00%	0.84%
VIF Quality Bond Portfolio –
Initial Shares	0.65%[9]	0.00%	0.11%	0.76%	0.00%	0.76%
Dreyfus Socially Responsible
Growth Fund Inc. – Initial Shares	0.75%	0.00%	0.08%	0.83%	0.00%	0.83%
DWS Variable Series II
DWS Dreman High Return
Equity VIP - Class B Shares	0.73%	0.25%	0.13%	1.11%[11]	0.00%	1.11%[10]
DWS Dreman Small Mid Cap
Value VIP – Class B Shares	0.73%[11]	0.25%	0.17%	1.15%	0.00%	1.15%
Fidelity® Variable Insurance Product
Contrafund® Portfolio – Initial Class	0.57%	0.00%	0.09%	0.66%[12]	0.00%	0.65%[12]
Equity-Income Portfolio – Initial Class	0.47%	0.00%	0.10%	0.57%[12]	0.00%	0.56%[12]
Growth Portfolio – Initial Class	0.57%	0.00%	0.11%	0.68%[12]	0.00%	0.67%[12]
High Income Portfolio – Initial Class	0.57%	0.00%	0.14%	0.71%	0.00%	0.71%
Index 500 Portfolio – Initial Class	0.10%	0.00%	0.00%	0.10%[13]	0.00%	0.10%[13]
Investment Grade Bond Portfolio –
Initial Class	0.32%	0.00%	0.12%	0.44%	0.00%	0.44%
Mid Cap Portfolio – Initial Class	0.57%	0.00%	0.11%	0.68%[12]	0.00%	0.66%[12]
Overseas Portfolio – Initial Class	0.72%	0.00%	0.16%	0.88%[12]	0.00%	0.88%[12]
Franklin Templeton Variable Insurance Products Trust
Mutual Shares Securities Fund –
Class 2 Shares	0.60%	0.25%	0.21%	1.06%	0.00%	1.06%
Small Cap Value Securities Fund –
Class 2 Shares	0.51%	0.25%	0.20%	0.96%[14]	0.00%	0.96%[14]
Small-Mid Cap Growth Securities
Fund - Class 2 Shares	0.48%	0.25%	0.30%	1.03%[14]	0.00%	1.03%[14]
Foreign Securities Fund – Class 2 Shares	0.63%	0.25%	0.18%	1.06%[14]	0.00%	1.06%[14]
Global Real Estate Fund – Class 2 Shares [15]	0.47%	0.25%	0.03%	0.75%	0.00%	0.75%
J.P. Morgan Series Trust II
International Equity Portfolio	0.60%	0.00%	0.60%[16]	1.20%[17]	0.00%	1.20%[17]
Small Company Portfolio	0.60%	0.00%	0.56%[16]	1.16%[17]	0.00%	1.16%[17]
Neuberger Berman Advisers Management Trust
Fasciano Portfolio – S Class	1.15%	0.25%	0.60%	2.00%[18]	0.60%	1.40%[18]
Lehman Brothers Short Duration
Bond Portfolio – I Class	0.65%	0.00%	0.10%	0.75%[19]	0.00%	0.75%[19]

					Contractual
				Gross Total	Waivers,	Net Total
	Management	12b-1	Other	Annual	Reimbursements,	Annual
Fund	Fees	Fees[2]	Expenses	Expenses[3]	and Recoupment	Expenses[3]
Mid-Cap Growth Portfolio - I Class	0.83%	0.00%	0.15%	0.98%[19]	0.00%	0.98%[19]
Partners Portfolio – I Class	0.83%	0.00%	0.08%	0.91%[19]	0.00%	0.91%[19]
T. Rowe Price Equity Series, Inc.
Blue Chip Growth Portfolio – Class II Shares	0.85%	0.25%	0.00%	1.10%	0.00%	1.10%
Equity Income Portfolio – Class II Shares	0.85%	0.25%	0.00%	1.10%	0.00%	1.10%
Health Sciences Portfolio – Class II Shares	0.95%	0.25%	0.00%	1.20%	0.00%	1.20%
Wells Fargo Variable Trust
Variable Trust Discovery Fund	0.75%[20]	0.25%	0.21%[21]	1.21%[22]	0.06%	1.15%[22]
Variable Trust Opportunity Fund	0.73%[18]	0.25%	0.20%[19]	1.18%[20]	0.11%	1.07%[20]

1 The Fund fees and expenses used to prepare the table above, and the example below, were provided to us by the Funds. We have not independently verified such information. Current or future expenses may be greater or less than those shown. In addition, certain Funds may impose a redemption fee of no more than 2% of the amount of Fund shares redeemed. We may be required to implement a Fund's redemption fee. The redemption fee will be assessed against your Contract Value. For more information, please see each Fund's prospectus.
2 Our affiliate, Equity Services, Inc., the principal underwriter for the Contracts, will received 12b-1 fees deducted from certain Fund assets attributable to the Contracts for providing distribution and shareholder support services to some Funds.
3 The Total Annual Fund Operating Expenses may not be the same as that reported in the portfolio’s financial highlights and shareholder reports, because Total Annual Fund Operating Expenses include expenses related to other investment companies acquired by the portfolio, if any, while the financial highlights and shareholder reports do not.
4 The AIM VI Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses of Series I shares to 1.30% of average daily net assets. The expense limitation agreement is in effect through at least April 30, 2008. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund’s Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. In addition, the Fund may also benefit from a one time credit to be used to offset future custodian expenses. These credits are used to pay certain expenses incurred by the Fund. With expense offsets, the Dynamics Fund’s Total Annual Fund Operating Expenses were 1.13%.
5 Through April 30, 2008, the Dynamic Fund's advisor has contractually agreed to waive a portion of its advisory fees to the extent necessary so that the advisory fees payable by the Fund does not exceed a specified maximum annual advisory fee rate, wherein the fee rate includes breakpoints and is based upon net asset levels. The Fund's maximum annual advisory fee rate ranges from 0.745% (for average net assets up to $250 million) to 0.64% (for average net assets over $10 billion).
6 Through April 30, 2008, AIM Advisors, Inc. has contractually agreed to waive a portion of its advisory fees to the extent necessary so that the advisory fees payable by the Global Health Care Fund does not exceed a specified maximum annual advisory fee rate, wherein the fee rate includes breakpoints and is based upon net asset levels. The Fund's maximum annual advisory fee rate ranges from 0.75% (for average net assets up to $250 million) to 0.68% (for average net assets over $10 billion).
7 Effective December 1, 2006, through November 30, 2011, the manager of Alger American Leveraged AllCap Portfolio had contractually agreed to waive 0.035% of its Advisory Fees.
8 The fund has a stepped fee schedule. As a result, the fund's unified management fee rate generally decreases as strategy assets increase and increases as strategy assets decrease.
9 The Dreyfus Corporation has agreed to waive receipt of a portion of the Fund’s management fee, in the amount of .10 of 1% of the value of the Fund’s average daily net assets, until June 30, 2007.
10 Restated on an annualized basis to reflect acquisition of MFS Strategic Value VIP and Dreman Financial Services VIP on September 15, 2006.
11 Management fees have been restated to reflect the new fee schedule effective October 1, 2006.
12 A portion of the brokerage commissions that the Fidelity® VIP Contrafund® Portfolio, Fidelity® VIP Equity-Income Portfolio, Fidelity® VIP Growth Portfolio, Fidelity® VIP Mid Cap Portfolio, and Fidelity® Overseas Portfolio pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. These offsets may be discontinued at any time.
13 Management fees for the fund have been reduced to 0.10%, and class expenses are limited to 0.10% (these limits do not apply to interest, taxes, brokerage commissions, security lending fees, or extraordinary expenses). This expense limit may not be increased without approval of the fund's shareholders and board of trustees. Thus, the expense limit is required by contract and is not voluntary on the fund manager's part.
14 The manager has agreed in advance to reduce its fee from assets invested by the Fund in a Franklin Templeton money market fund (the acquired fund) to the extent that the Fund’s fees and expenses are due to those of the acquired fund. This reduction is required by the Trust’s board of trustees and an exemptive order of the Securities and Exchange Commission.
15 Formerly known as the Franklin Real Estate Fund. The Fund's fees and expenses have been restated as if the Fund's new investment management and fund administration agreements had been in place for the fiscal year ended December 31, 2006. The manager and administrator, however, have contractually agreed in advance to waive or limit their respective fees so that the increase in investment management and fund administration fees paid by the Fund are phased in over a five year period, with there being no increase in the rate of such fees for the first year ending April 30, 2008. For each of the four years thereafter through April 30, 2012, the manager and administrator will receive one-fifth of the increase in the rate of fees. Beginning May 1, 2012, the full new investment management and administration fees will then be in effect.
16 Other Expenses have been calculated based on the actual amounts incurred in the most recent fiscal year.

17 JPMorgan Funds Management Inc. has contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.20% of the average daily net assets through 4/30/08 for the International Equity Portfolio and 1.15% for the Small Company Portfolio. Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses of the Small Company Portfolio would have been 1.15% of the average daily net assets.
18 Neuberger Berman Management Inc. (“NBMI”) has undertaken through December 31, 2010 (December 31, 2017 for the Regency Portfolio) to waive fees and/or reimburse certain operating expenses, including the compensation of NBMI and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1.10% of average daily net asset value of the Lehman Brothers High Income Bond Portfolio; 1.25% of the average daily net asset value of the Guardian, Regency and Mid-Cap Growth Portfolios; 1.17% of the average daily net asset value of the Socially Responsive Portfolio; 1.30% of the average daily net asset value of International Large Cap Portfolio; 1.40% of the average daily net asset value of the Fasciano Portfolio; 1.75% of the average daily net asset value of the Real Estate Portfolio; and 2.00% of the average daily net asset value of the International Portfolio. The expense limitation arrangements for the Portfolios are contractual and any excess expenses can be repaid to NBMI within three years of the year incurred, provided such recoupment would not cause a Portfolio to exceed its respective limitation.
19 Neuberger Berman Management Inc. (“NBMI”) has undertaken through December 31, 2010 to waive fees and/or reimburse certain operating expenses, including the compensation of NBMI (except with respect to Lehman Brothers Short Duration Bond, Mid-Cap Growth and Partners Portfolios) and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1% of average daily net asset value of the Lehman Brothers Short Duration Bond, Mid-Cap Growth and Partners Portfolios. The expense limitation arrangements for the Portfolios are contractual and any excess expenses can be repaid to NBMI within three years of the year incurred, provided such recoupment would not cause a Portfolio to exceed its respective limitation.
20 The Wells Fargo Advantage Discovery Fund’s and the Wells Fargo Advantage Opportunity Fund’s adviser had committed through April 30, 2008 to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio at 1.15% and 1.07%, respectively, and may include expenses of any money market or other fund held by the fund.
21 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
22 The Funds’ investment adviser has implemented a breakpoint schedule for the Funds’ management fees. The management fees charged to the Funds will decline as a Fund’s assets grow and will continue to be based on a percentage of the Fund’s average daily net assets. The breakpoint schedule for the Discovery and Opportunity Funds is as follows: 0.75% for assets from $0 to $499 million; 0.70% for assets from $500 million to $999 million; 0.65% for assets from $1 billion to $2.99 billion; 0.625% for assets from $3 billion to $4.99 billion; and 0.60% for assets $5 billion and higher.

For information concerning compensation paid in connection with the sale of the Policies, see “Distribution of the Policies.”

NATIONAL LIFE AND THE FIXED ACCOUNT

National Life

National Life is authorized to transact life insurance and annuity business in Vermont and in 50 other jurisdictions. National Life was originally chartered as a mutual life insurance company in 1848 under Vermont law. It is now a stock life insurance company.

The Fixed Account

You may allocate some or all of your Net Premiums, and transfer some or all of the Accumulated Value of your Policy to our Fixed Account. We bear the full investment risk for all amounts allocated or transferred to the Fixed Account. We credit interest on Net Premiums and Accumulated Value allocated to the Fixed Account at rates we declare. These rates will not be less than 4%. The principal, after deductions, is also guaranteed.

We own the assets in the Fixed Account, and use these assets to support our insurance and annuity obligations other than those funded by Separate Account investments. These assets are subject to National Life’s general liabilities from business operations.

We have not registered the Fixed Account with the SEC, and the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Account. Disclosures regarding the Fixed Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

We may credit the non-loaned Accumulated Value in the Fixed Account with current rates in excess of the 4% minimum guarantee, but we are not obligated to do so. We have no specific formula for determining specific interest rates. Because we anticipate changing the current interest rate from time to time, in our sole discretion, allocations to the Fixed Account made at different times are likely to be credited with different current interest rates. We will declare an interest rate each month to apply to amounts allocated or transferred to the Fixed Account in that month. The rate declared on such amounts will remain in effect for twelve months. At the end of the 12-month period, we may declare a new current interest rate on such amounts and accrued interest thereon (which may be a different current interest rate than the current interest rate on new allocations to the Fixed Account on that date). We will determine any interest credited on the amounts in the Fixed Account in excess of the minimum guaranteed rate of 4% per year in our sole discretion. You assume the risk that interest credited may not exceed the guaranteed minimum rate. Amounts allocated to the Fixed Account will not share in the investment performance of our Fixed Account. We currently intend to credit interest on non-loaned Accumulated Value in the Fixed Account for Policies in Policy Year 11 and thereafter at rates which are 0.50% per annum higher than those that apply to Policies still in their first ten Policy Years. This enhancement is not guaranteed, however, except in New York and Texas. We may in our sole discretion, upon prior notice to Owners, decide not to credit the enhancement.

Amounts deducted from the non-loaned Accumulated Value in the Fixed Account for Withdrawals, Policy loans, transfers to the Variable Account, Monthly Deductions or other charges are, for the purpose of crediting interest, accounted for on a last in, first out (“LIFO”) method.

Transfers from the Fixed Account. We allow only one transfer in each Policy Year from the amount of non-loaned Accumulated Value in the Fixed Account to any or all of the subaccounts of the Variable Account. The amount you transfer from the Fixed Account may not exceed the greater of 25% of the value of the non-loaned Accumulated Value in such account at the time of transfer, or $1000. We will make the transfer as of the Valuation Day we receive your written or telephone request at our Home Office in good form.

THE VARIABLE ACCOUNT AND THE PORTFOLIOS

The Variable Account

The Variable Account is a separate investment account established under Vermont law to which we allocate assets to support the benefits payable under the Policies, other policies we currently issue, and other variable life insurance policies we may issue in the future. We own the Variable Account’s assets, and we are obligated to pay all amounts we promise to pay under the Policies.

The Variable Account’s assets are held separate from our other assets and are not part of our Fixed Account. Income, gains and losses, whether or not realized, from assets allocated to the Variable Account will be credited or charged against the Variable Account without regard to our other income, gains or losses. Income, gains, and losses credited to, or charged against, a subaccount reflect the subaccount’s own investment performance and not the investment performance of our other assets. As a result, the portion of the Variable Account’s assets equal to the reserves and other liabilities under the Policies (and other policies) supported by the Variable Account will not be exposed to liabilities arising out of any other business that we may conduct. If the Variable Account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our Fixed Account.

The subaccounts of the Variable Account purchase and redeem shares of the portfolios at net asset value. Any dividend and capital gain distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

If investment in one or more portfolios is no longer possible, in our judgment becomes inappropriate for the purposes of the Policy, or for any reason, in our sole discretion, we may substitute another portfolio without your consent. The substituted portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future premiums, or both. However, no such substitution will be made without any necessary approval of the SEC. Furthermore, we may close Subaccounts to allocations of premiums or Accumulated Value, or both, at any time in our sole discretion. Portfolios, which sell their shares to the Subaccounts under participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts.

We reserve the right to make other structural and operational changes affecting the Variable Account. See “Addition, Deletion, or Substitution of Investments.”

The Portfolios

The Variable Account invests in shares of certain portfolios. Each portfolio is part of a mutual fund that is registered with the SEC as an open-end management investment company.

Each portfolio’s assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or losses of one portfolio generally have no effect on the investment performance of any other portfolio.

The following table provides certain information on each portfolio, including its fund type, and its investment adviser (and subadviser, if applicable). There is no assurance that any of the portfolios will achieve their investment objective(s). You can find detailed information about the portfolios, including a description of risks and expenses, in the prospectuses for the portfolios that accompany this prospectus. You should read these prospectuses carefully and keep them for future reference. You should know that during extended periods of low interest rates, the yields of the Sentinel Variable Products Trust Money Market Fund in which a subaccount of our Separate Account invests (the “Money Market Subaccount”) may also become extremely low and possibly negative.

Portfolio	Type of Portfolio	Investment Adviser	Subadviser
Sentinel Variable Products Trust:
Common Stock Fund	Large Blend Equity	Sentinel Asset Management, Inc.	None
Mid Cap Growth Fund	Mid Cap Growth Equity	Sentinel Asset Management, Inc.	None
Money Market Fund	Money Market	Sentinel Asset Management, Inc.	None
Small Company Fund	Small Growth Equity	Sentinel Asset Management, Inc.	None
Bond Fund	Investment-Grade Bond	Sentinel Asset Management, Inc.	None
Balanced Fund	Hybrid Equity and Debt	Sentinel Asset Management, Inc.	None
AIM Variable Insurance Funds’ Inc.:
AIM V.I. Dynamics Fund - Series I Shares	Mid Cap Growth Equity	A I M Advisors, Inc.	None
AIM V.I. Global Health Care Fund – Series I Shares	Sector Equity	A I M Advisors, Inc.	None
AIM V.I. Technology Fund - Series I Shares	Sector Equity	A I M Advisors, Inc.	None
The Alger American Fund:
Growth Portfolio - Class O Shares	Large Growth Equity	Fred Alger Management, Inc.	None
Leveraged AllCap Portfolio - Class O Shares	Growth Equity	Fred Alger Management, Inc.	None
Small Capitalization Portfolio - Class O Shares	Small Growth Equity	Fred Alger Management, Inc.	None
American Century Variable Portfolios, Inc.:
VP Income & Growth Portfolio	Large Value Equity	American Century Investment Management, Inc.	None
VP Value Portfolio	Mid Cap Value Equity	American Century Investment Management, Inc.	None
VP Ultra® Portfolio	Large Growth Equity	American Century Investment Management, Inc.	None
VP VistaSM Portfolio	Mid Cap Growth Equity	American Century Investment Management, Inc.	None
VP International Portfolio	International Equity	American Century Global Investment Management, Inc.	None

VP Inflation Protection Portfolio	Fixed Income	American Century Investment Management, Inc.	None
Dreyfus Variable Investment Fund
Appreciation Portfolio	Large Blend	The Dreyfus Corporation	Fayez Sarofim & Co.
Developing Leaders Portfolio	Aggressive Growth	The Dreyfus Corporation	None
Quality Bond Portfolio	Investment Grade Bond	The Dreyfus Corporation	None
Dreyfus Socially Responsible Growth Fund, Inc.	Large Cap Growth	The Dreyfus Corporation	None
DWS Variable Series II:
Class B shares, DWS Dreman High Return VIP	Large Value	Deutsche Investment Management Americas, Inc.	Dreman Value Management, LLC
Class B shares, DWS Dreman Small Mid Cap Value VIP	Small Mid Cap Value	Deutsche Investment Management Americas, Inc.	Dreman Value Management, LLC
Fidelity® Variable Insurance Products Initial Class:
Equity-Income Portfolio	Large Value Equity	Fidelity Management & Research Company	None
Growth Portfolio	Large Growth Equity	Fidelity Management & Research Company	None
High Income Portfolio	Below Investment Grade Bond	Fidelity Management & Research Company	None
Overseas Portfolio	International Equity	Fidelity Management & Research Company	FMR U.K., FMR Far East,

Portfolio	Type of Portfolio	Investment Adviser	Subadviser
and Fidelity International Investment Advisers; Fidelity Investments Japan Limited
Contrafund® Portfolio	Large Growth Equity	Fidelity Management & Research Company	None
Index 500 Portfolio	Index Equity	Fidelity Management & Research Company	Geode Capital Management, LLC
Investment Grade Bond Portfolio	Investment Grade Bond	Fidelity Management & Research Company	None
Mid Cap Portfolio	Mid Cap Blend	Fidelity Management & Research Company	None
Franklin Templeton Variable Insurance Products Trust
Class 2 shares, Mutual Shares Securities Fund	Mid Cap Value	Franklin Mutual Advisors, LLC	None
Class 2 shares, Franklin Small Cap Value Securities Fund	Small Cap Value	Franklin Advisory Services, LLC	None
Class 2 shares, Franklin Small-Midcap Growth Securities Fund	Small-Mid Cap Growth	Franklin Advisors, Inc.	None
Class 2 shares, Templeton Foreign Securities Fund	Foreign	Templeton Investment Counsel, LLC	None
Class 2 shares, Franklin Real Estate Fund	Sector Equity	Franklin Advisors, Inc.	None
J.P. Morgan Series Trust II:
JPMorgan International Equity Portfolio	International Equity	J.P. Morgan Investment Management Inc.	None
JPMorgan Small Company Portfolio	Small Cap Blend Equity	J.P. Morgan Investment Management Inc.	None
Neuberger Berman Advisers Management Trust
I Class, Partners Portfolio	Large Value	Neuberger Berman Management, Inc.	Neuberger Berman, LLC
I Class, Mid Cap Growth Portfolio	Mid Cap Growth Equity	Neuberger Berman Management, Inc.	Neuberger Berman, LLC
S Class, Fasciano Portfolio	Small Cap Blend	Neuberger Berman Management, Inc.	Neuberger Berman, LLC
I Class, Lehman Brothers Short Duration Bond Portfolio (formerly, Limited Maturity Bond Portfolio)	Short-Term	Neuberger Berman Management, Inc.	Lehman Brothers Asset Management, LLC
T. Rowe Price Equity Series, Inc.
Equity-Income Portfolio II	Large Value	T. Rowe Price Associates, Inc.	None
Blue Chip Growth Portfolio II	Large Growth	T. Rowe Price Associates, Inc.	None
Health Sciences Portfolio II	Sector Equity	T. Rowe Price Associates, Inc.	None
Wells Fargo Variable Trust
Wells Fargo VT Discovery Fund	Mid Cap Growth Equity	Wells Fargo Funds Management, LLC	Wells Capital Management, Incorporated
Wells Fargo VT Opportunity Fund	Mid Cap Blend	Wells Fargo Funds Management, LLC	Wells Capital Management, Incorporated

These portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of certain portfolios are very similar to the investment objectives and policies of other portfolios that are or may be managed by the same investment adviser or manager. Nevertheless, the investment performance of the portfolios may be lower or higher than the investment performance of these other, publicly available portfolios. There can be no assurance, and we make no representation, that the investment performance of any of the portfolios available under the Policy will be comparable to the investment performance of any other portfolio, even if the other portfolio has the same investment adviser or manager, the same investment objectives and policies, and a very similar name.

National Life may receive compensation from the investment adviser of a portfolio (or affiliates thereof) in connection with administration or other services provided with respect to such portfolio and its availability under the policies, which may include answering questions about the portfolio, providing prospectus, shareholder reports and other portfolio documents, providing portfolios and the boards information about the policies and their operations and/or collecting voting instructions for portfolio shareholder proposals. The amount of this compensation is based on a percentage of the assets of the portfolio attributable to the Policies. These percentages differ, and some advisers (or affiliates) may pay us more than others. In 2006, the percentages ranged from .05% to .25%, and the dollar amounts received ranged from $199.97 to $9,785.00 per adviser-affiliate (this includes payments for services rendered in 2005 but not paid until 2006). These payments may be used for any corporate purpose, including the payment of expenses that National Life and/or its affiliates incur in promoting, issuing, marketing and administering the Policies, which may have the impact of indirectly promoting the portfolios. National Life and its affiliates may profit from these payments. For more information on the compensation we receive, see “Contractual Arrangement between National Life and the Funds Investment Advisors or Distributors” in the Statement of Additional Information.

Our affiliate, Equity Services, Inc. (“ESI”), the principal underwriter for the Policies, will receive 12b-1 fees deducted from certain portfolio assets pursuant to a distribution plan. The distribution plan is described in more detail in each portfolio’s prospectus. Because 12b-1 fees are paid out of a portfolio’s assets on an ongoing basis, over time they will increase the cost of an investment in portfolio shares.

We select the portfolios offered through this Policy based on several criteria, including asset class coverage, the strength of the adviser’s or subadviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the portfolio’s adviser or subadviser is one of our affiliates or whether the portfolio, its adviser, its subadviser(s), or an affiliate will compensate us or our affiliates, as described above and in the Statement of Additional Information under “Contractual Arrangements Between National Life And The Portfolios Investment Advisors Or Distributors.” We review the portfolios periodically and may remove a portfolio or limit its availability to new premium payments and/or transfers of Accumulated Value if we determine that the portfolio no longer meets one or more of the selection criteria, and/or if the portfolio has not attracted significant allocations from Owners.

You bear the risk of any decline in the Accumulated Value of your Policy resulting from the performance of the portfolios you have chosen.

Owners, through their indirect investment in the portfolios, bear the costs of investment advisory or management fees that the portfolios pay to their respective investment advisers, and in some cases, subadvisers (see the Funds’ prospectuses for more information. As described above, an investment adviser (other than our affiliate, Sentinel Asset Management, Inc.) or subadviser to a portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be derived, in whole or in part, from the advisory (and in some cases, subadvisory) or other fees deducted from portfolio assets.

Conflicts of Interest

The portfolio may also be available to registered separate accounts offering variable annuity and variable life products of other participating insurance companies, as well as to the Separate Account and other separate accounts of National Life. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interest of the Separate Account and one or more of the other separate accounts participating in the underlying portfolios. A conflict may occur due to a change in law afffecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the Owners and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect Owners and Beneficiaries, including withdrawal of the Separate Account from participation in the underlying portfolio(s) involved in the conflict.

Addition, Deletion or Substitution of Investments

Where permitted by applicable law, we may make certain changes to the structure or operation of the Variable Account, if we feel such an action is reasonably necessary. In doing so we would comply with all applicable laws, including approval of Owners, if so required. These changes include, among others:

1)	making changes in the form of the Variable Account, if in our judgment such changes would serve the interests of Owners or would be appropriate in carrying out the purposes of the Policies, for example:

	(i)	operating the Variable Account as a management company under the 1940 Act;

	(ii)	deregistering the Variable Account under the 1940 Act if registration is no longer required;

	(iii)	combining or substituting Variable Accounts;

	(iv)	transferring the assets of the Variable Account to another Variable Account or to the Fixed Account;

	(v)	making changes necessary to comply with, obtain or continue any exemptions from the 1940 Act; or

	(vi)	making other technical changes in the Policy to conform with any action described herein;

2)	if in our judgment a portfolio no longer suits the investment goals of the Policy, or if tax or marketing conditions so warrant, substituting shares of another investment portfolio for shares of such portfolio (the new portfolio may have higher fees and expenses than the ones they replaced);

3)	eliminating, combining or substituting subaccounts and establish new subaccounts, if in our judgment marketing needs, tax considerations, or investment conditions so warrant (the new subaccounts may not be available in all classes of Policies);

4)	transferring assets from a subaccount to another subaccount or separate account if the transfer in our judgment would best serve interests of Owners or would be appropriate in carrying out the purposes of the Policies; and

5)	modifying the provisions of the Policies to comply with applicable laws.

If the underlying portfolio in which a subaccount invests is unaffiliated with us, and your Policy has Accumulated Value in that subaccount when it is eliminated, we will give you at least 30 days notice before the elimination, and will request that you name the subaccount or subaccounts (or the Fixed Account) to which the Accumulated Value in that subaccount should be transferred. If you do not name a new subaccount, then we will use the Money Market Subaccount. If the underlying portfolio in which such a subaccount invests is affiliated with us, we will not eliminate such subaccount without first obtaining a substitution order from the SEC. In any case, if in the future we impose a transfer charge or establish limits on the number of transfers or free transfers, no charge will be made for this transfer, and it will not count toward any limit on transfers or free transfers.

Voting Portfolio Shares

Even though we are the legal owner of the portfolio shares held in the Variable Account, and have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as Owners instruct, as long as such action is required by law.

Before a vote of a portfolio’s shareholders occurs, you will receive voting materials. We will ask you to instruct us on how to vote and to return your proxy to us in a timely manner. You will have the right to instruct us on the number of full and fractional portfolio shares that corresponds to the amount of Accumulated Value you have in the subaccount investing in that portfolio (as of a date set by the portfolio). The number of portfolio shares attributable to each Owner is determined by dividing the Owner’s interest in each subaccount by the net asset value of the portfolio corresponding to the subaccount.

If we do not receive voting instructions on time from some Owners, we will vote those shares “for” or “against” the proposal or abstain from voting on the proposal in the same percentages as the voting instructions we received on time. This means that a small number of Owners may control how we vote. Should Federal securities laws, regulations, or interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under Federal regulation, we may disregard certain voting instructions of Owners. If we ever disregard voting instructions, we will send you a summary in the next annual report to Owners advising you of the action and the reasons we took this action.

Net Investment Return of the Variable Account

The chart below is included to comply with Part 54, Section 54.9 of the Codes, Rules and Regulations of the State of New York. The chart shows the year-by-year net investment returns of the Subaccounts of the Variable Account since the inception of the Subaccounts through December 31, 2006.

The net investment returns reflect investment income and capital gains and losses less investment management fees and other expenses for the Portfolios and the maximum Variable Account Charge. The returns do not reflect the cost of insurance charge, the Premium Expense Charge, the Monthly Administrative Charge, the charge for any optional benefits, or potential Surrender Charges, all of which will significantly reduce the returns.

Returns are not annualized for periods under one year.

Statement of Net Investment Returns

For the year ended December 31,

	Subaccount
	Effective
Subaccount	Date	2006	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996
Sentinel Variable Products Trust
Common Stock	05/04/98	15.11%	6.68%	8.68%	30.26%	-18.07%	-8.92%	8.81%	2.04%	1.09%	N/A	N/A
Mid Cap Growth	05/04/98	4.66%	2.84%	11.33%	40.59%	-24.77%	-24.94%	-1.77%	37.57%	4.89%	N/A	N/A
Small Company	05/04/98	15.14%	7.24%	14.88%	38.20%	-14.69%	4.41%	37.22%	14.88%	-4.64%	N/A	N/A
Balanced	05/04/98	10.49%	4.70%	6.48%	22.63%	-11.06%	-7.85%	7.78%	0.00%	3.27%	N/A	N/A
Bond	05/04/98	2.77%	1.00%	3.71%	4.91%	8.12%	6.44%	8.61%	-4.17%	4.92%	N/A	N/A
Money Market	05/04/98	3.77%	1.93%	0.06%	-0.15%	0.43%	2.79%	5.17%	3.97%	2.55%	N/A	N/A

Alger American Fund
Growth Portfolio – Class O
Shares	12/01/00	4.21%	11.03%	4.56%	33.96%	-33.59%	-12.60%	-0.49%	N/A	N/A	N/A	N/A
Leveraged AllCap Portfolio –
Class O Shares	12/01/00	18.20%	13.43%	7.22%	33.52%	-34.50%	-16.68%	-1.75%	N/A	N/A	N/A	N/A
Small Capitalization Portfolio –
Class O Shares	12/01/00	18.95%	15.84%	15.53%	41.07%	-26.88%	-30.14%	5.10%	N/A	N/A	N/A	N/A

American Century Variable Portfolios, Inc.
VP Income & Growth	05/04/98	16.04%	3.70%	11.98%	28.20%	-20.09%	-9.17%	-11.41%	16.97%	8.23%	N/A	N/A
VP Value	05/04/98	17.59%	4.10%	13.31%	27.81%	-13.40%	11.82%	17.09%	-1.73%	-6.84%	N/A	N/A
VP Ultra®	05/01/04	-4.14%	1.25%	7.58%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
VP VistaSM	05/01/04	8.04%	7.17%	8.06%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
VP International	05/01/04	23.91%	12.24%	12.94%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
VP Inflation Protection	05/01/04	0.99%	0.91%	5.30%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

	Subaccount
	Effective
Subaccount	Date	2006	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996
Dreyfus
Appreciation Portfolio – Initial
Shares	05/01/04	15.44%	3.45%	3.18%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Developing Leaders Portfolio –
Initial Shares	05/01/04	2.84%	4.86%	8.95%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Quality Bond Portfolio – Initial
Shares	05/01/04	3.30%	1.56%	4.20%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Socially Responsible Growth
Fund, Inc.	12/01/00	8.23%	2.69%	5.26%	24.88%	-29.58%	-23.27%	-1.25%	N/A	N/A	N/A	N/A

DWS Variable Series II
DWS Dreman High Return
Equity VIP	05/01/04	17.16%	6.55%	12.36%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
DWS Dreman Small Mid Cap
Value VIP	05/01/04	23.48%	8.80%	19.31%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Fidelity® Variable Insurance
Products
Contrafund® Portfolio – Initial
Class	05/04/98	10.72%	15.89%	14.45%	27.32%	-10.16%	-13.03%	-7.46%	23.15%	12.50%	N/A	N/A
Equity Income Portfolio –
Initial Class	11/30/00	19.12%	4.92%	10.53%	29.17%	-17.69%	-5.80%	3.32%	N/A	N/A	N/A	N/A
Growth Portfolio – Initial Class	05/04/98	5.90%	4.85%	2.46%	31.66%	-30.73%	-18.38%	-11.77%	36.21%	19.38%	N/A	N/A
High Income Portfolio – Initial
Class	05/04/98	10.24%	1.78%	8.62%	26.13%	2.52%	-12.52%	-23.17%	7.19%	-10.59%	N/A	N/A
Index 500 Portfolio – Initial
Class	05/04/98	14.70%	3.89%	9.63%	27.26%	-22.94%	-12.88%	-10.11%	19.44%	9.70%	N/A	N/A
Investment Grade Bond –
Portfolio – Initial Class	11/30/00	3.42%	1.28%	3.52%	4.27%	9.36%	7.50%	1.03%	N/A	N/A	N/A	N/A
Overseas Portfolio – Initial
Class	11/30/00	17.03%	17.98%	12.62%	42.09%	-20.99%	-21.87%	-0.64%	N/A	N/A	N/A	N/A
Mid Cap Portfolio – Initial
Class	05/01/04	11.69%	17.25%	22.69%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Franklin Templeton
Mutual Shares Securities	05/01/04	17.32%	9.57%	9.71%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Small Cap Value Securities
Fund Class 2 Shares	05/01/04	15.94%	7.80%	20.08%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Small Mid-Cap Growth
Securities Fund – Class 2
Shares	05/01/04	7.72%	3.85%	9.54%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Foreign Securities Fund – Class
2 Shares	05/01/04	20.36%	9.19%	15.40%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Real Estate Fund – Class 2
Shares	05/01/04	19.51%	12.46%	35.85%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

AIM Variable Insurance Fund
V.I. Dynamics – Series I Shares	12/01/00	15.08%	9.73%	12.33%	36.59%	-32.51%	-31.75%	2.37%	N/A	N/A	N/A	N/A
V.I. Global Health Care –
Series I Shares	12/01/00	4.30%	7.18%	6.61%	26.64%	-25.13%	-13.37%	3.94%	N/A	N/A	N/A	N/A
V.I. Technology – Series I
Shares	12/01/00	9.50%	1.26%	3.70%	43.99%	-47.32%	-46.31%	-4.82%	N/A	N/A	N/A	N/A

J.P. Morgan Series Trust II
International Equity	05/04/98	20.95%	9.71%	17.31%	31.26%	-19.04%	-19.86%	-16.59%	35.44%	-9.91%	N/A	N/A
Small Company	05/04/98	13.98%	2.49%	26.04%	34.76%	-22.35%	-8.85%	-12.11%	43.11%	-17.05%	N/A	N/A

Neuberger Berman Advisers
Management Trust
Partners Portfolio – Class I	05/04/98	11.24%	16.99%	17.91%	33.88%	-24.82%	-3.69%	-0.20%	6.41%	-7.54%	N/A	N/A
Mid Cap Growth Portfolio –	05/01/04	13.67%	12.73%	15.20%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

	Subaccount
	Effective
Subaccount	Date	2006	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996
Class I
Fasciano Portfolio – S Class
Shares	05/01/04	4.31%	1.98%	9.47%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Limited Maturity Bond
Portfolio I Class	05/01/04	3.27%	0.54%	-0.27%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

T. Rowe Price Equity Series, Inc.
Blue Chip Growth Portfolio -
Series II Shares	05/01/04	8.35%	4.70%	7.91%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Equity Income Portfolio -
Series II Shares	05/01/04	17.59%	2.77%	12.15%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Health Sciences Portfolio -
Series II Shares	05/01/04	7.47%	12.14%	3.65%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Wells Fargo
Wells Fargo VT Discovery	05/04/98	13.62%	8.62%	18.09%	33.02%	-38.10%	-31.39%	-15.60%	88.19%	15.22%	N/A	N/A
Wells Fargo VT Opportunity	05/04/98	11.22%	6.92%	17.17%	35.78%	-27.47%	-4.56%	5.65%	33.70%	-4.68%	N/A	N/A

THE POLICY

We describe our basic Policy below. There may be differences in your Policy (such as differences in fees, charges, and benefits) from the one described in this prospectus because of the requirements of the state where we issued your Policy. Please consult your Policy for its specific terms.

Purchasing a Policy

To purchase a Policy, you must apply to us through a licensed National Life agent who is also a registered representative of ESI or a broker/dealer having a Selling Agreement with ESI. If you do not pay the Minimum Initial Premium with your written application, it must be paid when the Policy is delivered. If the premium paid is less than the Minimum Initial Premium, the balance of the Minimum Initial Premium must be received within five days, or all premiums will be refunded. Premium payments made prior to Policy issue are deposited into the Money Market Subaccount; if a Policy is issued, the Owner will earn the interest earned in the Money Market Subaccount from the date of deposit. Policies are issued after all required information is submitted and underwriting has been completed.

The minimum amount of Basic Coverage of a Policy under our rules is $100,000. We may revise our rules from time to time to specify a different minimum amount of Basic Coverage for subsequently issued Policies. A Policy will be issued only on two Insureds each of whom has an Issue Age from 0 to 90 and whose Joint Age is less than or equal to 90, and who provide us with satisfactory evidence of insurability. Acceptance is subject to our underwriting rules. We may reject an application for any reason permitted by law.

Important Information About Procedures for Opening a New Account. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means for you: When you open an account (i.e., purchase a Policy), we will ask for your name, address, date of birth and other information that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents.

From the time your application is signed until the time the Policy is issued, you can, subject to our underwriting rules, obtain temporary survivorship insurance protection, pending issuance of the Policy, if you are able to answer “no” with respect to both Insureds to the health questions of the receipt & temporary life insurance agreement and submitting (a) a complete application including any medical questionnaire required, and (b) payment of the Minimum Initial Premium.

The amount of coverage under the receipt & temporary life insurance agreement is the lesser of the Face Amount applied for or $1,000,000 ($100,000 in the case that the younger of the two proposed Insureds is age 70 or over). Coverage under the agreement will end on the earliest of

(a)	the 90th day from the date of the agreement;

(b)	the date that insurance takes effect under the Policy;

(c)	the date a policy, other than as applied for, is offered to you;

(d)	three days from the date we mail a notice of termination of coverage;

(e)	the time you first learn that we have terminated the temporary life insurance; or

(f)	the time you withdraw the application for life insurance.

We do the insurance underwriting, determine a proposed Insured’s Rate Class, and determine whether to accept or reject an application for a Policy. We will refund any premiums paid if a Policy ultimately is not issued or will refund the applicable amount if the Policy is returned under the free look provision.

Tax Free “Section 1035” Exchanges. You can generally exchange one life insurance policy for another in a “tax-free exchange” under Section 1035 of the Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy. You will pay a Premium Expense Charge on this Policy, and there will be a new surrender charge period for this Policy. Other charges might be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest. You should be aware that your insurance agent will generally earn a commission if you buy this Policy through an exchange or otherwise.

Ownership and Beneficiary Rights. The Policy belongs to the Owner named in the application. The Owner is the Insured unless a different Owner is named in the application or thereafter changed. While the Insured is living, the Owner is entitled to exercise any of the rights stated in the Policy or otherwise granted by us. If the Insured and Owner are not the same, and the Owner dies before the Insured, these rights will vest in the estate of the Owner, unless otherwise provided. The principal rights of the Owner include selecting and changing the Beneficiary, changing the Owner, and assigning the Policy. The principal right of the Beneficiary is the right to receive the insurance proceeds under the Policy. Changing the Owner and assigning the Policy may have tax consequences.

Canceling a Policy (Free Look Right). The Policy provides for a “free-look” period, during which you may cancel the Policy and receive a refund equal to the premiums paid on the Policy. This free-look period ends 10 days after you receive the Policy, or any longer period provided by state law. To cancel your Policy, you must return the Policy to us or to our agent within the free look period with a written request for cancellation.

Specialized Uses of the Policy. Because the Policy provides for an accumulation of cash value as well as a death benefit, the Policy can be used for various individual and business financial planning purposes. Purchasing the Policy in part for such purposes entails certain risks. For example, if the investment performance of your chosen Subaccounts is poorer than expected or if you do not pay sufficient premiums, the Policy may lapse or may not accumulate sufficient Accumulated Value or Cash Surrender Value to fund the your purpose. Withdrawals and Policy loans may significantly affect current and future Accumulated Value, Cash Surrender Value, or Death Benefit proceeds. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose you should consider whether the long-term nature of the Policy is consistent with your purpose. Using a Policy for a specialized purpose may have tax consequences. (See “Federal Income Tax Considerations,” below).

Also, this Policy may be used with certain tax-qualified retirement plans. The Policy includes attributes such as tax deferral on accumulated earnings. Qualified retirement plans provide their own tax-deferral benefits; the purchase of the Policy does not provide additional tax-deferral benefits beyond those provided in the qualified plan. Accordingly, if you are purchasing this Policy through a qualified plan, you should consider purchasing this Policy for its death benefit and other non-tax related benefits. Please consult a tax advisor for information specific to your circumstances to determine whether this Policy is an appropriate investment for you.

Premiums

Minimum Initial Premium. No insurance will take effect until the Minimum Initial Premium is paid, and the health and other conditions of the Insureds described in the application must not have changed.

Amount and Timing of Premiums. Each premium payment must be at least $100. You have considerable flexibility in determining the amount and frequency of premium payments, within the limits discussed below.

You may at the time of application select a Planned Periodic Premium schedule, based on a periodic billing mode of annual, semi-annual, or quarterly payments. You may request us to send a premium reminder notice at the specified interval. You may change the Planned Periodic Premium frequency and amount. Also, under an Automatic Payment Plan, you can select a monthly payment schedule under which premium payments will be automatically deducted from a bank account or other source, rather than being “billed.” We may allow, in certain situations, Automatic Payment Plan or group billing payments of less than $100. We may require that Automatic Payment Plans be set up for at least the Minimum Monthly Premium.

You are not required to pay the Planned Periodic Premiums in accordance with the specified schedule. You may pay premiums whenever you like, and in any amount (subject to the $100 minimum and the limitations described in the next section). Payment of the Planned Periodic Premiums will not, however, guarantee that the Policy will remain in force. Instead, the Policy’s Cash Surrender Value determines whether or not the Policy stays in force. Thus, even if Planned Periodic Premiums are paid, the Policy will lapse whenever the Cash Surrender Value is insufficient to pay the Monthly Deductions and any other charges under the Policy, if a Grace Period expires without an adequate payment by you (unless the Policy is in its first five years, you have purchased the guaranteed death benefit rider and have paid the required premiums, or you have elected, met the conditions to exercise and exercised the overloan protection rider).

We will treat all your payments made while there is an outstanding Policy loan as premium payments rather than loan repayments, unless you notify us in writing that a payment is a loan repayment. You may not pay premiums after the younger of the Insureds reaches Attained Age 100. However, you may make loan repayments after this time.

Higher premium payments under Death Benefit Option A, until the applicable percentage of Accumulated Value exceeds the Face Amount, will generally result in a lower Net Amount at Risk, and lower cost of insurance charges against the Policy. Conversely, lower premium payments in this situation will result in a higher Net Amount at Risk, which will result in higher cost of insurance charges under the Policy.

Under Death Benefit Option B, until the applicable percentage of Accumulated Value exceeds the Face Amount plus the Accumulated Value, the level of premium payments will not affect the Net Amount at Risk. However, both the Accumulated Value and Death Benefit will be higher if premium payments are higher, and lower if premium payments are lower.

Under either Death Benefit Option, if the Unadjusted Death Benefit is the applicable percentage of Accumulated Value, then higher premium payments will result in a higher Net Amount at Risk, and higher cost of insurance charges. Lower premium payments will result in a lower Net Amount at Risk, and lower cost of insurance charges.

Premium Limitations. The Code provides for exclusion of the Death Benefit from the gross income of the Beneficiary if total premium payments do not exceed certain stated limits. In no event can the total of all premiums paid under a Policy exceed these limits. If at any time you pay a premium which would result in total premiums exceeding these limits, we will only accept that portion of the premium which would make total premiums equal the maximum amount which may be paid under the Policy. We will promptly refund the excess to you. In cases of premiums paid by check, we will wait until your check has cleared. If you have an outstanding loan, we may instead apply the payment as a loan repayment. Even if total premiums were to exceed the maximum premium limitations established by the Code, the excess of (a) a Policy’s Unadjusted Death Benefit over (b) the Policy’s Cash Surrender Value plus outstanding Policy loans and accrued interest, would still generally be excludable from gross income under the Code.

The maximum premium limitations set forth in the Code depend in part upon the amount of the Unadjusted Death Benefit at any time. As a result, any Policy changes which affect the amount of the Unadjusted Death Benefit may affect whether cumulative premiums paid under the Policy exceed the maximum premium limitations. To the extent that any such change would result in cumulative premiums exceeding the maximum premium limitations, we will not effect the change. (See “Federal Income Tax Considerations,” below)

Unless the Insureds provide satisfactory evidence of insurability, we may limit the amount of any premium payment if it increases the Unadjusted Death Benefit more than it increases the Accumulated Value. However, premiums will not be limited to the extent that they are Planned Periodic Premiums.

Allocation of Net Premiums. The Net Premium equals the premium paid less the Premium Expense Charge. In your application for the Policy, you will indicate how Net Premiums should be allocated among the Subaccounts of the Variable Account and/or the Fixed Account. You may change these allocations at any time by giving us written notice at our Home Office. If you have elected the telephone transaction privilege, you may also change premium allocations over the telephone (See "Telephone Transaction Privilege," below). Please note, however, if your Policy is participating in the Illuminations program described under “Optional ‘Illuminations’ Investment Advisory Service”, below, making a change to your premium allocations on your own will be treated as a termination of your Policy’s participation in the Illuminations program. In addition, if you submit a premium allocation change, Portfolio Rebalancing will terminate unless you request it to continue. Your allocation percentages must be in whole numbers of not less than 1%, and the sum of the allocation percentages must be 100%. We will allocate Net Premiums as of the Valuation Date we receive the premium at our Home Office, based on the allocation percentages then in effect, except during the free look period. Please note that if you submit your Premium to your agent, we will not begin processing the Premium until we have received it from your agent’s selling firm.

We will allocate any portion of the Initial Premium and any subsequent premiums we receive before the end of the free-look period which are to be allocated to the Variable Account, to the Money Market Subaccount. For this purpose, we will assume that the free-look period will end 20 days after the date the Policy is issued. On the first Valuation Date following 20 days after issue of the Policy, we will allocate the amount in the Money Market Subaccount to the other Subaccounts based on the allocation percentages you have selected.

The values of the Subaccounts will vary with their investment experience. You bear the entire investment risk. Please note that during extended periods of low interest rates, the yields on the Money Market Subaccount may become extremely low, and possibly even negative. You should periodically review your allocation percentages in light of market conditions and your overall financial objectives.

When all or a portion of a premium payment is received without a clear subaccount designation or allocated to a subaccount that is not available for investment, we may allocate the undesignated portion or the entire amount, as applicable, into the Money Market Subaccount. You may at any time after the deposit direct us to redeem or exchange the units in the Money Market Subaccount, which will be completed at the next appropriate net asset value. All transactions will be subject to any applicable fees or charges.

Transfers

You may transfer the Accumulated Value between and among the Subaccounts of the Variable Account and the Fixed Account by sending us a written transfer request, or if you have elected the telephone transaction privilege, by telephone instructions to us. (See “Telephone Transaction Privilege,” below). Transfers between and among the Subaccounts of the Variable Account and the Fixed Account are made as of the Valuation Day that the request for transfer is received at the Home Office. Please remember that a Valuation Day ends at 4:00 p.m. Eastern Time (i.e., the close of regular trading on the New York Stock Exchange). We must receive your transfer request before 4:00

p.m. Eastern Time for a transfer to be made on that Valuation Day. You may, at any time, transfer all or part of the amount in one of the Subaccounts of the Variable Account to another Subaccount and/or to the Fixed Account. For transfers from the Fixed Account to the Variable Account, see “The Fixed Account - Transfers from Fixed Account,” above.

Currently an unlimited number of transfers are permitted without charge. We have no current intent to impose a transfer charge in the foreseeable future. However, we may, after giving you prior notice, change this policy so as to deduct a $25 transfer charge from each transfer in excess of the twelfth transfer during any one Policy Year. We may do this if the expense of administering transfers becomes burdensome. All transfers requested during one Valuation Period would be treated as one transfer transaction. If a transfer charge is adopted in the future, these types of transfers would not be subject to a transfer charge and would not count against the twelve free transfers in any Policy Year:

- transfers resulting from Policy loans,
- transfers resulting from the operation of the dollar cost averaging or portfolio rebalancing features,
- transfers resulting from the exercise of the transfer rights described under “Other Transfer Rights,” below), and
- the reallocation from the Money Market Subaccount following the free look period.

Under present law, transfers are not taxable transactions.

If your Policy is in the Illuminations program described under “Optional ‘Illuminations’ Investment Advisory Service”, below, you will be allowed to implement portfolio transfers. Please note, however, if you implement portfolio transfers your allocations will depart from the FundQuest recommendations, and, if you keep the Policy in the Illuminations program, your transfers will end up being reversed by the next semi-annual rebalancing within the program.

Telephone Transaction Privilege

If you elect the telephone transaction privilege, either on the application for the Policy or thereafter by providing us with a proper written authorization, you may effect changes in premium allocation, transfers, and loans of up to $25,000, terminate or make changes in your Illuminations investment advisory program, if your Policy is participating, and initiate or make changes in Dollar Cost Averaging or Portfolio Rebalancing by providing instructions to us at our Home Office over the telephone. We may suspend telephone transaction privileges at any time, for any reason, if we deem such suspension to be in the best interests of Owners. You may, on the application or by a written authorization, authorize your National Life agent to provide telephone instructions on your behalf.

We will employ reasonable procedures to confirm that instructions we receive by telephone are genuine. If we follow these procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions. We may be liable for any such losses if we do not follow those reasonable procedures. The procedures to be followed for telephone transfers will include one or more of the following:

- requiring some form of personal identification prior to acting on instructions received by telephone
- providing written confirmation of the transaction, and
- making a tape recording of the instructions given by telephone.

Telephone transactions may not always be available. Telephone systems, whether yours, ours or your agent’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your transfer request by mail.

Facsimile Transaction Privilege

You may provide instructions by facsimile for all transactions, except for a full surrender, full transfer, incoming transfer or death claim, by providing instructions to us at a designated fax number. Contact your agent for more information. We may suspend facsimile transaction privileges at any time, for any reason, if we deem such suspension to be in the best interests of the Owners.

Facsimile transactions may not always be available. Telephone systems, whether yours, ours or your agent’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your request by mail.

If you effect a change in premium allocation, initiate Dollar Cost Averaging or change Portfolio Rebalancing on a Policy that is participating in the Illuminations program, your Policy’s participation in the Illuminations program will terminate.

Electronic Mail Transaction Privilege

A National Life agent may provide transfer instructions by e-mail on your behalf, if you have provided the agent the appropriate authority. Contact your agent for more information. We may suspend e-mail transaction privileges at any time, for any reason, if we deem such suspension to be in the best interests of the Owners.

E-mail transactions may not always be available. Electronic systems, whether yours, ours or your agent’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of the request. If your agent experiences problems, you should make your request by mail.

If you effect a change in premium allocation, initiate Dollar Cost Averaging or change Fund Rebalancing on a Policy that is participating in the Illuminations program, your Policy’s participation in the Illuminations program will terminate.

Disruptive Trading

Policy. The Policies are intended for long-term investment by Owners. They were not designed for the use of market timers or other investors who make programmed, large, frequent, or short-term transfers. Market timing and other programmed, large, frequent, or short-term transfers among the subaccounts or between the subaccounts and the Fixed Account can cause risks with adverse effects for other Owners (and beneficiaries and portfolio). These risks include:

  the dilution of interests of long-term investors in a subaccount if purchases or transfers into or out of a portfolio are made at prices that do not reflect an accurate value for the portfolio’s investments;

  an adverse effect on portfolio management, such as impeding a portfolio manager’s ability to sustain an investment objective, causing a portfolio to maintain a higher level of cash than would otherwise be the case, or causing a portfolio to liquidate investments prematurely (or at an otherwise inopportune time) to pay withdrawals or transfers out of the portfolio; and

  increased brokerage and administrative expenses.

The risks and costs are borne by all Owners invested in those subaccounts, not just those making the transfers.

We have developed policies and procedures with respect to market timing and other transfers (the “Procedures”) and we do not make special arrangements or grant exceptions to accommodate market timing or other potentially disruptive or harmful trading. Do not invest in this Policy if you intend to conduct market timing or other potentially disruptive trading.

Detection. We employ various means to attempt to detect and deter market timing and disruptive trading. However, despite our monitoring, we may not be able to detect or stop all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the portfolio, we cannot guarantee that all harmful trading will be detected or that a portfolio will not suffer harm from programmed, large, frequent, or short-term transfers among the subaccounts of variable products issued by these companies or retirement plans.

Deterrence. Once an Owner has been identified as a “market timer” under the Procedures, we notify the Owner that we will not accept instructions for such market timing or other similar programmed, large, frequent or short-term transfers in the future. We also will mark the Policy on our administrative system so that the system will have to beoverridden by the staff to process any transfers. We will only permit the Owner to make transfers when we believe the Owner is not “market timing.”

In our sole discretion, we may revise the Procedures at any time, without prior notice, as necessary to (i) better detect and deter frequent, large, or short-term transfers that may adversely affect other Owners or portfolio shareholders, (ii) comply with state or federal regulatory requirements, or (iii) impose additional or alternate restrictions on market timers (such as dollars or percentage limits on transfers). We also reserve the right, to the extent permitted or required by applicable law, to (1) implement and administer redemption fees imposed by one or more portfolios in the future, (2) deduct redemption fees imposed by the portfolios, and (3) suspend the transfer privilege at any time we are unable to purchase or redeem shares of the portfolios. We may be required to share personal information about you with the portfolios.

We currently do not impose redemption fees on transfers. Further, for transfers between or among the subaccounts, we currently do not expressly allow a certain number of transfers in a given period or limit the size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our Procedures in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

Our ability to detect and deter such transfer activity is limited by our operational and technological systems, as well as by our ability to predict strategies employed by Owners (or those acting on their behalf) to avoid detection. Accordingly, despite our best efforts, we cannot guarantee that the Procedures will detect or deter frequent or harmful transfers by such Owners or intermediaries acting on their behalf. We apply the Procedures consistently to all Owners without waiver or exception.

Portfolio Frequent Trading Policies. The portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the portfolios describe any such policies and procedures. The frequent trading policies and procedures of a portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other portfolios and the policies and procedures we have adopted to discourage market timing and other programmed, large, frequent, or short-term transfers. You should be aware that we may not have the operational capacity to apply the frequent trading policies and procedures of the respective portfolios that would be affected by the transfers. Accordingly, Owners and other persons who have material rights under the Policies should assume that the sole protections they may have against potential harm from frequent transfers are the protections, if any, provided by the Procedures.

Omnibus Orders. Owners and other persons with material rights under the Policies also should be aware that the purchase and redemption orders received by the portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance policies. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance policies and individual retirement plan participants. The omnibus nature of these orders may limit each portfolio’s ability to apply its respective frequent trading policies and procedures. We cannot guarantee that the portfolio will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of Fund shares, as well as the owners of all of the variable annuity or variable life insurance policies whose variable investment options correspond to the affected Funds. In addition, if a Fund believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in market timing and other programmed, large, frequent, or short-term transfers, the Fund may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

As a result of our discretion to permit Owners previously identified as “market timers” to make transfers that we do not believe involve “market timing,” and as a result of operational and technological limitations, differing fund procedures, and the omnibus nature of purchase and redemption orders, some Owners may still be able to engage in market timing, while other Owners bear any adverse effects of that market timing activity. To the extent we are unable to detect and deter market timing or other similar programmed, large, frequent, or short-term transfers, the performance of the subaccount and the portfolio could be adversely affected, including by (1) requiring the Fund to maintain larger amounts of cash or cash-type securities than the portfolio’s manager might otherwise choose to maintain or to liquidate portfolio holdings at disadvantageous times, thereby increasing brokerage, administrative, and other expenses and (2) diluting returns to long-term shareholders.

Other Transfer Rights

Transfer Right for Policy. During the first two years following Policy issue, you may, on one occasion, transfer the entire Accumulated Value in the Variable Account to the Fixed Account, without regard to any limits on transfers or free transfers.

Transfer Right for Change in Investment Policy. If the investment policy of a Subaccount of the Variable Account is materially changed, you may transfer Accumulated Value in that Subaccount to another Subaccount or to the Fixed Account, without regard to any limits on transfers or free transfers.

Additional Transfer Right for Connecticut and Maryland Residents. For Policies issued in Connecticut and Maryland, we offer a right to transfer the entire Accumulated Value in the Policy to a fixed survivorship universal life insurance contract, during the first 18 months after issue.

Optional “Illuminations” Investment Advisory Service

National Life makes available to Owners, subject to the minimums described below, at no cost to the Owner, an optional investment advisory service which National Life calls “Illuminations”. Under this program, National Life has arranged for FundQuest, Incorporated (“FundQuest”), a registered investment adviser independent of National Life, to provide an investment advisory service under which it maintains an allocation of the Accumulated Value of your Policy among the available options which is suited to your investment objective, financial situation and risk tolerance. Illuminations is available at issue of a Policy if the Face Amount is at least $500,000, the sum of the planned premiums in the first year is at least $5,000, or the total premium anticipated from all sources, including planned premiums and section 1035 deposits from other policies, is at least $25,000. After issue of a Policy, Illuminations is available if the Face Amount is at least $500,000 at the time of the request, the average premiums received during the life of the Policy have been at least $5,000 per year, or if the Owner submits an annual premium in the current policy year of at least $5,000 and we reasonably believe that the Owner expects to pay premiums of at least $5,000 per year going forward.

Illuminations Not Available within Qualified Plans. Illuminations is not available under employer-sponsored qualified plans. Due to the minimum premium or death benefit requirements under Illuminations, certain participants under an employer-sponsored qualified plan would not be eligible for the Illuminations option. To avoid violating ERISA guidelines, plans may not discriminate in favor of Highly Compensated Employees by offering them a contract that could provide a more valuable package of benefits than what is being offered to non-highly compensated employees.

If you elect to participate in Illuminations, you will be asked to fill out a detailed questionnaire, which addresses your investment objective, financial situation and risk tolerance. FundQuest will then evaluate the completed questionnaire to determine the allocation best suited to you. FundQuest will maintain a number of different allocation models for clients with different investment objectives, financial situations and risk tolerances, and you will be assigned to one of these models. However, you will have the ability to impose reasonable restrictions on the management of your Policy, including the ability to designate particular funds or types of portfolio that should not receive allocations of Accumulated Value from your Policy. Please contact National Life's Home Office at (800) 732-8939 if you wish to impose restrictions on the management of your Policy which contains the Illuminations management feature. If you place restrictions on a particular portfolio or type of portfolio, you must either suggest an alternative portfolio or portfolio type or specify that the assets that would have been allocated to the restricted portfolio or portfolio type be allocated pro rata among the other portfolios in your model. At the implementation of your Illuminations program, you will receive a Strategy Report prepared by FundQuest which discusses the strategy to be followed in allocating your Accumulated Value among the portfolios.

FundQuest will make changes to its portfolio allocation models from time to time as it deems appropriate based on changes in the financial markets, fund performance, and other factors. FundQuest will communicate these changes to National Life, which will then automatically implement the changes in each affected Policy, pursuant to a Limited Power of Attorney executed by Illuminations participants. This Limited Power of Attorney will authorize FundQuest to direct National Life to implement changes to your model as determined by FundQuest, without obtaining your specific prior approval of the changes. In addition, FundQuest also currently intends to rebalance each Illuminations account back to its then-current model allocation semiannually. This semi-annual rebalancing will also be implemented pursuant to the Limited Power of Attorney, and will be done automatically without your specific prior approval.

Further information regarding FundQuest is included in Part II of FundQuest’s Form ADV, which will be provided to Owners when they elect to participate in Illuminations. Once in the Illuminations program, you will receive a quarterly report prepared by FundQuest discussing the performance of your Policy's subaccount allocation, all the transactions made within your Policy, and its value at the beginning and end of the period. In this report, you will be reminded that you should contact National Life if there have been changes in your financial situation or investment objectives, and that you may impose reasonable restrictions on the funds in which your account may invest or modify existing restrictions. In addition, at least annually you will be contacted by your National Life agent to determine whether there have been any changes in your financial situation or investment objectives, and whether you wish to impose reasonable restrictions on the funds in which your account may invest or modify existing restrictions.

Once you have elected to participate in the Illuminations program, you may terminate your participation in the program at any time, by providing written or telephone instructions to National Life. If you terminate the Illuminations program, we will no longer automatically apply any portfolio rebalancing to your Policy, unless you specifically elect to begin a Portfolio Rebalancing feature described under section entitled “Available Automated Portfolio Management Features”.

If, while your Policy is participating in the Illuminations program, you should need or want to take a Policy loan or make a Withdrawal from your Policy, you should consider that if the loan or Withdrawal is allocated pro rata among the subaccounts in the Policy, the proportionate allocations recommended by FundQuest for your Policy will not be disturbed. If, on the other hand, you allocate the loan or Withdrawal to specific funds, the Policy will depart from the recommended allocations. However, if the Policy remains in the Illuminations program, at the next semi-annual rebalancing date the remaining Accumulated Value will be rebalanced back to the recommended model.

While your Policy is in the Illuminations program, you will be allowed to implement fund transfers, but you should consider that doing so will cause your allocations to depart from the FundQuest recommendations, and, if you keep the Policy in the Illuminations program, your transfers may end up being reversed by the next semi-annual rebalancing within the program.

While your Policy is in the Illuminations program, the Dollar Cost Averaging feature described in the section entitled “Available Automated Fund Management Features” will not be available, and Portfolio Rebalancing will only be available as part of the Illuminations program. If you do elect to begin Dollar Cost Averaging, or change your Portfolio Rebalancing from the Illuminations program, such election will automatically terminate your Policy's participation in the Illuminations program. Similarly, if you instruct National Life to make a change in the allocation of new Premiums on your Policy, this will be treated as a termination of your Policy's participation in the Illuminations program.

Available Automated Portfolio Management Features

We currently offer, at no charge to you, two automated fund management features. Only one of these two automated fund management features may be operable at any time. We are not obligated to continue to offer these features. Although we have no current intention to do so, we may stop offering one or both of these features at any time, after providing 60 days prior written notice to all Owners who are currently utilizing the features being discontinued.

Dollar Cost Averaging. This feature permits you to automatically transfer funds from the Money Market Subaccount to any other Subaccounts on a monthly basis. You may elect Dollar Cost Averaging at issue by marking the appropriate box on the initial application, and completing the appropriate instructions. You may also begin a Dollar Cost Averaging program after issue by filling out similar information on a change request form and sending it to us at our Home Office. You may discontinue Dollar Cost Averaging at any time by sending an appropriate change request form to the Home Office. If your Policy is in the Illuminations program, Dollar Cost Averaging will not be available. If you do elect to begin Dollar Cost Averaging, such election will automatically terminate your Policy’s participation in the Illuminations program.

Portfolio Rebalancing. This feature permits you to automatically rebalance the value in the Subaccounts on a quarterly, semi-annual or annual basis, based on your premium allocation percentages in effect at the time of the rebalancing. You may elect Portfolio Rebalancing at issue by marking the appropriate box on the initial application, or, after issue, by completing a change request form and sending it to the Home Office. You may discontinue Portfolio Rebalancing at any time by submitting an appropriate change request form to us at our Home Office. In addition, if you submit a premium allocation change, Portfolio Rebalancing will terminate unless you request it to continue. While your Policy is in the Illuminations program, Portfolio Rebalancing will be available only as part of the program, which will rebalance semi-annually back to your allocations as determined by FundQuest. If you do elect to change Portfolio Rebalancing from this Illuminations program, such election will automatically terminate your Policy’s participation in the Illuminations program.

Accumulated Value

The Accumulated Value is the total amount of value held under the Policy at any time. It is equal to the sum of the Policy’s values in the Variable Account and the Fixed Account. The Accumulated Value minus any applicable Surrender Charge, and minus any outstanding Policy loans and accrued interest, is equal to the Cash Surrender Value. There is no guaranteed minimum for the portion of the Accumulated Value in any of the Subaccounts of the Variable Account. Because the Accumulated Value on any future date depends upon a number of variables, it cannot be predetermined.

The Accumulated Value and Cash Surrender Value will reflect:

-     the Net Premiums you pay,
-     the investment performance of the portfolios you have chosen,
-     the crediting of interest on non-loaned Accumulated Value in the Fixed Account and amounts held as Collateral in the Fixed Account,
-     transfers,
-     Withdrawals,
-     Loans,
-     Loan interest charged,
-     loan repayments, and
-     charges assessed on the Policy.

Determination of Number of Units for the Variable Account. Amounts allocated, transferred or added to a Subaccount of the Variable Account under a Policy are used to purchase units of that Subaccount; units are redeemed when amounts are deducted, transferred or withdrawn. The number of units a Policy has in a Subaccount equals the number of units purchased minus the number of units redeemed up to such time. For each Subaccount, the number of units purchased or redeemed in connection with a particular transaction is determined by dividing the dollar amount by the unit value.

Determination of Unit Value. The unit value of a Subaccount is equal to the unit value on the immediately preceding Valuation Day multiplied by the Net Investment Factor for that Subaccount on that Valuation Day.

Net Investment Factor. Each Subaccount of the Variable Account has its own Net Investment Factor on each Valuation Day. The Net Investment Factor measures the daily investment performance of the Subaccount. The factor will increase or decrease, as appropriate, to reflect net investment income and capital gains or losses, realized and unrealized, for the securities of the underlying portfolio.

Calculation of Accumulated Value. The Accumulated Value is determined first on the Date of Issue and thereafter on each Valuation Day. On the Date of Issue, the Accumulated Value will be the Net Premiums received, plus any earnings prior to the Date of Issue, less any Monthly Deductions due on the Date of Issue. On each Valuation Day after the Date of Issue, the Accumulated Value will be:

     (1)     The aggregate of the values attributable to the Policy in the Variable Account, determined by multiplying the number of units the Policy has in each Subaccount of the Variable Account by such Subaccount’s unit value on that date; plus

     (2)     The value attributable to the Policy in the Fixed Account.

DEATH BENEFIT

General. As long as the Policy remains in force, we will pay the Death Benefit of the Policy, after due proof of the death of both of the Insureds (and fulfillment of certain other requirements), to the named Beneficiary, unless the claim is contestable in accordance with the terms of the Policy. You may choose to have the proceeds paid in cash or under one of the available Settlement Options. The Death Benefit payable will be the Unadjusted Death Benefit under the Death Benefit Option that is in effect, increased by any additional benefits, and decreased by any outstanding Policy loan and accrued interest and any unpaid Monthly Deductions. The Face Amount of a Policy, on which the Unadjusted Death Benefit is based, may be made up of either Basic Coverage or additional coverage. additional coverage is provided by the additional protection benefit rider.

You must notify us as soon as reasonably possible of the death of each Insured. National Life may require proof of whether both Insureds are living two years from the Date of Issue. On the death of the first Insured to die we will require you to provide us with evidence of death and proof of age and, if the death is within two years from the Date of Issue, the cause of death.

If you or your Beneficiary do not select a Settlement Option, the proceeds are at least $10,000, and the Beneficiary is an individual, we may deposit the lump-sum payment into an interest bearing special account maintained by a financial institution and retained by us in our Fixed Account. In that case, we will provide your Beneficiary with a checkbook within seven days to access those funds. Your Beneficiary will receive interest on the proceeds deposited in that account.

Death Benefit Options. The Policy provides two Death Benefit Options: Option A and Option B. You select the Death Benefit Option in the application and may change it as described in “Change in Death Benefit Option,” below.

Option A. The Unadjusted Death Benefit is equal to the greater of (a) the Face Amount of the Policy and (b) the Accumulated Value, multiplied by the specified percentage shown in the table below:

Attained Age of Younger Insured	Percentage	Attained Age of Younger Insured	Percentage
40 and under	250%	70	115%
45	215%	75-90	105%
50	185%	91	104%
55	150%	92	103%
60	130%	93	102%
65	120%	94+	101%

For Attained Ages of the younger Insured not shown, the percentages will decrease by a ratable portion of each full year.

Illustration of Option A -- For purposes of this illustration, assume that the younger Insured is under Attained Age 40 and there is no Policy loan outstanding.

Under Option A, a Policy with a Face Amount of $200,000 will generally have an Unadjusted Death Benefit of $200,000. Assuming the specified percentage for a particular Policy for a particular Attained Age of the younger Insured is 250%, then, because the Unadjusted Death Benefit must be equal to or greater than 2.50 times the Accumulated Value, any time the Accumulated Value exceeds $80,000 the Unadjusted Death Benefit will exceed the Face Amount. Each additional dollar added to the Accumulated Value will increase the Unadjusted Death Benefit by $2.50. Thus, an Accumulated Value of $90,000 for this Policy at this Attained Age for the younger Insured will result in an Unadjusted Death Benefit of $225,000 (2.50 x $90,000), and an Accumulated Value of $150,000 will result in an Unadjusted Death Benefit of $375,000 (2.50 x $150,000). Similarly, any time the Accumulated Value exceeds $80,000, each dollar taken out of the Accumulated Value will reduce the Unadjusted Death Benefit by $2.50. If at any time, however, the Accumulated Value multiplied by the specified percentage is less than the Face Amount, the Unadjusted Death Benefit will be the Face Amount of the Policy.

Option B. The Unadjusted Death Benefit is equal to the greater of (a) the Face Amount of the Policy plus the Accumulated Value and (b) the Accumulated Value multiplied by the specified percentage shown in the table above.

Illustration of Option B -- For purposes of this illustration, assume that the younger Insured is under Attained Age 40 and there is no Policy loan outstanding.

Under Option B, a Policy with a Face Amount of $200,000 will generally pay an Unadjusted Death Benefit of $200,000 plus the Accumulated Value. Thus, for example, a Policy with a $50,000 Accumulated Value will have an Unadjusted Death Benefit of $250,000 ($200,000 plus $50,000). Because the specified percentage is 250%, the Unadjusted Death Benefit will be at least 2.50 times the Accumulated Value. As a result, if the Accumulated Value exceeds $133,333, the Unadjusted Death Benefit will be greater than the Face Amount plus the Accumulated Value. Each additional dollar added to the Accumulated Value above $133,333 will increase the Unadjusted Death Benefit by $2.50. An Accumulated Value of $150,000 will result in an Unadjusted Death Benefit of $375,000 (2.50 x $150,000), and an Accumulated Value of $200,000 will yield an Unadjusted Death Benefit of $500,000 (2.50 x $200,000). Similarly, any time the Accumulated Value exceeds $133,333, each dollar taken out of the Accumulated Value will reduce the Unadjusted Death Benefit by $2.50. If at any time, however, the Accumulated Value multiplied by the specified percentage is less than the Face Amount plus the Accumulated Value, the Unadjusted Death Benefit will be the Face Amount plus the Accumulated Value.

At Attained Age 100 of the younger of the two Insureds (even if the younger of the two Insureds is not then living), Option B automatically becomes Option A.

Please note that payment of any amount in excess of Accumulated Value is subject to the financial strength and claims-paying ability of National Life.

Which Death Benefit Option to Choose. If you prefer to have premium payments and favorable investment performance reflected partly in the form of an increasing Death Benefit, you should choose Option B. If you are satisfied with the amount of the Insureds’ existing insurance coverages and prefer to have premium payments and favorable investment performance reflected to the maximum extent in the Accumulated Value, you should choose Option A.

Change in Death Benefit Option. After the first Policy Year, you may change the Death Benefit Option by sending us a written request. There is no charge to change the Death Benefit Option. The effective date of a change will be the Monthly Policy Date on or next following the date we receive the written request. Only one change in Death Benefit Option is permitted in any one Policy Year.

On the effective date of a change in Death Benefit Option, the Face Amount is adjusted so that there will be no change in the Death Benefit or the Net Amount at Risk. In the case of a change from Option B to Option A, the Face Amount must be increased by the Accumulated Value. In the case of a change from Option A to Option B, the Face Amount must be decreased by the Accumulated Value. The change from Option A to Option B will not be allowed if it would reduce the Face Amount to less than the Minimum Face Amount.

On the effective date of the change, the Death Benefit, Accumulated Value and Net Amount at Risk (and therefore the cost of insurance charges) are unchanged. However, after the effective date of the change, the pattern of future Death Benefits, Accumulated Value, Net Amount at Risk and cost of insurance charges will be different than if the change had not been made. In determining whether a change is appropriate for you, the considerations described in “Which Death Benefit Option to Choose” above will apply.

If a change in the Death Benefit Option would result in cumulative premiums exceeding the maximum premium limitations under the Code for life insurance, we will not effect the change.

A change in the Death Benefit Option may have Federal income tax consequences. (See “Tax Treatment of Policy Benefits,” below)

How the Death Benefit May Vary. The amount of the Death Benefit may vary with the Accumulated Value. The Death Benefit under Option A will vary with the Accumulated Value whenever the specified percentage of Accumulated Value exceeds the Face Amount of the Policy. The Death Benefit under Option B will always vary with the Accumulated Value because the Unadjusted Death Benefit equals the greater of (a) the Face Amount plus the Accumulated Value and (b) the Accumulated Value multiplied by the specified percentage.

Additional Insurance. We offer an optional additional protection benefit rider and an optional term insurance rider. The additional protection benefit rider provides a death benefit upon death of the second to die of the Insureds that supplements the Death Benefit under the base Policy. The death benefit under this rider may be more cost effective to you than increasing your Face Amount under the Policy. The term rider provides a death benefit upon death of the Insured to which it applies.

Ability to Adjust Face Amount

You may, at any time after the first Policy Year, increase or decrease the Policy’s Face Amount by submitting a written application to us. There are some limits on your ability to effect increases or decreases, which are discussed below. The effective date of an increase will be the Monthly Policy Date on or next following our approval of your request. The effective date of a decrease is the Monthly Policy Date on or next following the date that we receive the written request in good form. An increase or decrease in Face Amount may have federal tax consequences. Consult a tax advisor before increasing or decreasing the Face Amount. The effects of changes in Face Amount on Policy charges, as well as other considerations, are described below.

Increase. A request for an increase in Face Amount may not be for less than $50,000, or such lesser amount required in a particular state. You may not increase the Face Amount after the older of the two Insureds’ Attained Age 90 or if the Joint Age is greater than 90. To obtain the increase, you must submit an application for the increase and provide evidence satisfactory to us of both Insureds’ insurability. The increase may be either an addition of Basic Coverage or additional coverage. An increase in Basic Coverage will result in increased Surrender Charges. An increase in Basic Coverage will also begin a new ten year period for purposes of applying the Monthly Administrative Charge to the new amount of Basic Coverage. If an increase in Basic Coverage would move the Policy into a new size band for purposes of the Variable Account Charge, the Variable Account Charge percentage rate may be reduced as a result of the increase. In the event that an increase simultaneously adds both Basic Coverage and additional coverage, the Basic Coverage is assumed to have been added first.

On the effective date of an increase, and taking the increase into account, the Cash Surrender Value must be at least equal to the Monthly Deductions then due, plus the Surrender Charge associated with the increase, in the case of an increase in Basic Coverage. If the Cash Surrender Value is not sufficient, the increase will not take effect until you pay a sufficient additional premium to increase the Cash Surrender Value.

An increase in the Face Amount will generally affect the total Net Amount at Risk. This will normally increase the monthly cost of insurance charges. In addition, the Insureds may be in different Rate Classes as to the increase in insurance coverage. An increase in premium payment or frequency may be appropriate after an increase in Face Amount.

After an increase, part of the Net Amount at Risk will be attributable to the initial coverage under the Policy and part will be attributable to the increase. For purposes of allocating Accumulated Value to each coverage to determine the Net Amount at Risk and cost of insurance charge by coverage segment, the Accumulated Value is first considered part of the initial segment. If the Accumulated Value exceeds the initial segment’s Face Amount, then it is allocated to increases in Face Amount in the order that such increases took effect.

Decrease. The Face Amount after a decrease cannot be less than 75% of the largest Face Amount in force at any time in the twelve months immediately preceding our receipt of your request for a decrease. The Basic Coverage after any decrease may not be less than the Minimum Basic Coverage Amount, which is currently $100,000. If a decrease in the Face Amount could result in cumulative premiums exceeding the maximum premium limitations applicable for life insurance under the Code, we will not allow the decrease.

A decrease in the Face Amount generally will decrease the total Net Amount at Risk, which will decrease your monthly cost of insurance charges. If a decrease in Basic Coverage would move the Policy into a new size band for purposes of the Variable Account Charge, the Variable Account Charge percentage rate may increase as a result of the decrease.

For purposes of calculating the Monthly Deductions, any decrease in the Face Amount will reduce the Face Amount in the following order:

(a)	first, the increase in Face Amount provided by the most recent increase;
(b)	then, the next most recent increases, in inverse chronological order; and finally
(c)	the Initial Face Amount.

If an increase involved the simultaneous addition of Basic Coverage, additional coverage and Face Amount added through the operation of the automatic increase rider, a decrease in the Face Amount will reduce automatic increase first, the additional coverage second, and then the Basic Coverage.

Payment of Policy Benefits

You can decide the form in which we pay Death Benefit proceeds. During the lifetime of either of the two Insureds, you may arrange for the Death Benefit to be paid in a lump sum or under a Settlement Option. These choices are also available upon surrender of the Policy for its Cash Surrender Value. If no election is made, payment will be made in a lump sum. The Beneficiary may also arrange for payment of the Death Benefit in a lump sum or under a Settlement Option. If paid in a lump sum, we will ordinarily pay the Death Benefit (by sending the checkbook referred to below, unless the Beneficiary elects to receive a National Life check) to the Beneficiary within seven days after we receive proof of the death of both of the Insureds at our Home Office, and all other requirements are satisfied. If paid under a Settlement Option, the Death Benefit will be applied to the Settlement Option within seven days after we receive proof of the death of both of the Insureds at our Home Office, and all other requirements are satisfied.

We will pay interest on the Death Benefit from the date we receive due proof of the death of the last to die of the two Insureds until interest begins to accrue on the amount accessed by the checkbook referred to below. The interest rate will be the highest of (a) 4% per annum, (b) any higher rate we declare, or (c) any higher rate required by law.

If you elect or your Beneficiary elects to receive proceeds in a lump sum payment, unless the beneficiary requests a National Life check, we will deposit the payment into an interest bearing special account maintained by a financial institution and retained by us in our Fixed Account. In that case, we will provide you or your Beneficiary with a checkbook to access those funds from the special account. We will send the payee the checkbook within seven days of when we deposited the payment into that account, and the payee will receive any interest on the proceeds deposited in that account.

We will normally pay the proceeds of a surrender, Withdrawal, or Policy loan within seven days of when we receive a written request at our Home Office in a form satisfactory to us. However, in cases where you surrender your Policy within 30 days of making a premium payment by check or through a check-o-matic payment option (i.e., an automatic scheduled withdrawal from a bank account), and we are unable to confirm that such payment has cleared, we may withhold an amount equal to such payment from your surrender proceeds until we are able to confirm that the payment item has cleared, but for no more than 30 days from our receipt of the payment item. You may avoid the possibility of this holdback by making premium payments by unconditional means, such as by certified check or wire transfer of immediately available funds.

We will generally determine the amount of a payment as of the Valuation Day we receive all required documents. However, we may defer the determination or payment of such amounts if the date for determining such amounts falls within any period during which:

     (1)     the disposal or valuation of a Subaccount’s assets is not reasonably practicable because the New York Stock Exchange is closed or conditions are such that, under the SEC’s rules and regulations, trading is restricted or an emergency is deemed to exist; or

      (2)     the SEC by order permits postponement of such actions for the protection of our policyholders.

We also may defer the determination or payment of amounts from the Fixed Account for up to six months.

Transactions will not be processed on the following days: New Year’s Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, the day after Thanksgiving and Christmas Day. In addition, Premium Payments will not be allocated and transactions will not be effected to the Money Market Subaccount on Columbus Day and Veterans Day. Please remember that we must receive a transaction request before the close of regular trading on the New York Stock Exchange, which is usually 4:00 Eastern Time, to process the transaction on that Valuation Day.

If mandated under applicable law, we may be required to reject a premium payment. We may also be required to provide additional information about your account to government regulators. We may be required to block an Owner’s account and thereby refuse to honor any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulator.

Settlement Options

There are several ways of receiving proceeds under the Death Benefit and surrender provisions of the Policy, other than in a lump sum. None of these options vary with the investment performance of the Variable Account. More detailed information concerning these settlement options is available in your Policy, upon request from our Home Office, or by referring to the Statement of Additional Information. Even if the Death Benefit under the Policy is excludible from income, payments under Settlement Options may not be excludible in full. This is because earnings on the Death Benefit after the last Insured’s death are taxable and payments under the Settlement Options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under the Settlement Options.

POLICY LOANS

General. You may at any time after the first year (and during the first year where required by law, i.e., in Indiana and New Jersey) borrow money from us using the Policy as the only security for the loan. The maximum amount you may borrow is the Policy’s Cash Surrender Value on the date we receive your loan request, minus three times the Monthly Deduction for the most recent Monthly Policy Date. If you have elected the guaranteed death benefit rider and you take a Policy loan in excess of the cumulative premiums paid minus the Cumulative Guarantee Premium, then the guaranteed death benefit rider will enter a lapse pending notification period. This means that the guaranteed death benefit rider (but not the Policy itself) will lapse if a sufficient premium is not paid within the 61-day lapse pending notification period.

Currently, we are extending your policy’s loan privileges to allow loans in the first policy year. This is more favorable to you than what is guaranteed in the contracts. We may decided to discontinue this privilege in the future without notice. First year loans are subject to all the loan requirements and restrictions as stated above.

While either Insured is living, you may repay all or a portion of a loan and accrued interest. To take a loan you should send a written request to us at our Home Office. If you have elected the telephone transaction privilege, you may also request a loan over the telephone. We limit the amount of a Policy loan taken over the telephone to $25,000. Loan proceeds will be paid within seven days of a valid loan request.

Interest Rate Charged. The interest rate charged on Policy loans will be at the fixed rate of 6% per year. At the end of the Policy Year, the loan interest will be added to the loan balance. Any payments you make to cover loan interest will be used to reduce the amount of the Policy loan.

Allocation of Loans and Collateral. When you take a Policy loan, we hold Accumulated Value in the Fixed Account as Collateral for the Policy loan. You may specify how you would like Accumulated Value to be taken from the Subaccounts of the Variable Account to serve as the Collateral. If you do not so specify, we will allocate the Policy loan to the Subaccounts in proportion to the Accumulated Value in the Subaccounts. If the Accumulated Value in one or more of the Subaccounts is insufficient to carry out your instructions, we will not process the loan until we receive further instructions from you. Non-loaned Accumulated Value in the Fixed Account will become Collateral for a loan only to the extent that the Accumulated Value in the Variable Account is insufficient. Please note that if your Policy is participating in the Illuminations program described under “Optional ‘Illuminations’ Investment Advisory Service”, above, and you allocate the loan pro rata among the subaccounts in the Policy, the proportionate allocations recommended by FundQuest for your Policy will not be disturbed. If, on the other hand, you allocate the loan to specific funds, the Policy will depart from the recommended allocations. However, if the Policy remains in the Illuminations program, at the next semi-annual rebalancing date the remaining Accumulated Value will be rebalanced back to the recommended model.

The Collateral for a Policy loan will initially be the loan amount. Loan interest will be added to the Policy loan. We will take additional Collateral for such loan interest so added pro rata from the Subaccounts of the Variable Account, and then, if the amounts in the Variable Account are insufficient, from the non-loaned portion of the Fixed Account. At any time, the amount of the outstanding loan under a Policy equals the sum of all loans (including interest added to the loan balance) minus any loan repayments.

Interest Credited to Amounts Held as Collateral. As long as the Policy is in force, we will credit the amount held in the Fixed Account as Collateral with interest at effective annual rates we declare, but not less than 4% or such higher minimum rate required under state law. The rate will apply to the calendar year which follows the date of declaration.

Preferred Policy Loans. We make preferred Policy loans available at the beginning of Policy Year 11. For these preferred Policy loans, we will charge interest at 4.25% per annum, and we will credit interest on amounts held as Collateral in the Fixed Account at an annual rate of 4.0%. We are not obligated to continue to make preferred loans available (except where required by law, as in New York), and we will make such loans available in our sole discretion. Preferred loans may not be treated as indebtedness for federal income tax purposes, which may result in adverse tax consequences.

Effect of Policy Loan. Policy loans, whether or not repaid, will have a permanent effect on the Accumulated Value and the Cash Surrender Value, and may permanently affect the Death Benefit under the Policy. The effect on the Accumulated Value and Death Benefit could be favorable or unfavorable. It will depend on whether the investment performance of the Subaccounts, and the interest credited to the non-loaned Accumulated Value in the Fixed Account, is less than or greater than the interest being credited on the amounts held as Collateral in the Fixed Account. Compared to a Policy under which no loan is made, values under a Policy will be lower when the credited interest rate on Collateral is less than the investment experience of assets held in the Variable Account and interest credited to the non-Collateral Accumulated Value in the Fixed Account. The longer a loan is outstanding, the greater the effect a Policy loan is likely to have. The Death Benefit will be reduced by the amount of any outstanding Policy loan.

Loan Repayments. We will assume that any payments you make while a Policy loan is outstanding are premium payments, rather than loan repayments, unless you specify in writing that a payment is a loan repayment. In the event of a loan repayment, the amount held as Collateral in the Fixed Account will be reduced by an amount equal to the repayment, and such amount will be transferred to the Subaccounts of the Variable Account and to the non-loaned portion of the Fixed Account based on the Net Premium allocations in effect at the time of the repayment.

Lapse With Loans Outstanding. The amount of an outstanding loan under a Policy plus any accrued interest on outstanding loans is not part of Cash Surrender Value. Therefore, the larger the amount of an outstanding loan, the more likely it is that the Policy could lapse. In addition, if the Policy is not a Modified Endowment Policy, lapse of the Policy with outstanding loans may result in adverse federal income tax consequences. (See “Federal Tax Considerations - Tax Treatment of Policy Benefits,” below.)

Tax Considerations. Any loans taken from a “Modified Endowment Contract” will be treated as a taxable distribution. In addition, with certain exceptions, a 10% additional income tax penalty will be imposed on the portion of any loan that is included in income. (See “Federal Tax Considerations –Tax Treatment of Policy Benefits-Distributions Other Than Death Benefits from Modified Endowment Contracts,” below.)

SURRENDERS AND WITHDRAWALS

You may surrender your Policy for its Cash Surrender Value at any time before the death of the last to die of the two Insureds. The Cash Surrender Value is the Accumulated Value minus any Policy loan and accrued interest and less any Surrender Charge. We will calculate the Cash Surrender Value on the Valuation Day we receive, at our Home Office, your signed written surrender request deemed by us to be in good order, and the Policy. You may not request a surrender over the telephone or by facsimile. Coverage under the Policy will end on the day you mail or otherwise send the written surrender request and the Policy to us. We will normally mail surrender proceeds to you within seven days of when we receive the request in good order. However, in cases where you surrender your Policy within 30 days of making a premium payment by check or through a check-o-matic payment option (i.e., an automatic scheduled withdrawal from a bank account), and we are unable to confirm that such payment has cleared, we may withhold an amount equal to such payment from your surrender proceeds until we are able to confirm that the payment item has cleared, but for no more than 30 days from our receipt of the payment item. You may avoid the possibility of this holdback by making premium payments by unconditional means, such as by certified check or wire transfer of immediately available funds.

A surrender may have Federal income tax consequences. (See “Federal Income Tax Considerations - Tax Treatment of Policy Benefits,” below.)

You may withdraw a portion of the Policy’s Cash Surrender Value at any time before the death of the last to die of the two Insureds and after the first Policy Anniversary. The minimum amount which may be withdrawn is $500. The maximum Withdrawal is the Cash Surrender Value on the date we receive the Withdrawal request, minus three times the Monthly Deduction for the most recent Monthly Policy Date. However, if you elected the guaranteed death benefit rider, and you obtain a Withdrawal which causes the Cumulative Guarantee Premium to exceed the sum of premiums paid into the Policy, then the guaranteed death benefit rider will enter a lapse pending notification period. This means that the guaranteed death benefit rider (but not the Policy itself) will lapse if a sufficient premium is not paid within the 61-day lapse pending notification period.

A Withdrawal Charge will be deducted from the amount of the Withdrawal. For a discussion of the Withdrawal Charge, see “Charges and Deductions - Withdrawal Charge” below.

You may specify how you would like the Withdrawal to be taken from the Subaccounts of the Variable Account. If you do not so specify, we will allocate the Withdrawal to the Subaccounts in proportion to the Accumulated Value in each Subaccount. If the Accumulated Value in one or more Subaccounts is insufficient to carry out your instructions, we will not process the Withdrawal until we get further instructions from you. You may take Withdrawals from the Fixed Account only after the Accumulated Value in the Variable Account is exhausted. If your Policy is participating in the Illuminations program described under “Optional ‘Illuminations’ Investment Advisory Service”, above, and you allocate the Withdrawal pro rata among the subaccounts in the Policy, the proportionate allocations recommended by FundQuest for your Policy will not be disturbed. If, on the other hand, you allocate the Withdrawal to specific funds, the Policy will depart from the recommended allocations. However, if the Policy remains in the Illuminations program, at the next semi-annual rebalancing date the remaining Accumulated Value will be rebalanced back to the recommended model.

The effect of a Withdrawal on the Death Benefit and Face Amount will vary depending upon the Death Benefit Option in effect and whether the Unadjusted Death Benefit is based on the applicable percentage of Accumulated Value.

Option A. The effect of a Withdrawal on the Face Amount and Unadjusted Death Benefit under Option A can be described as follows:

If the Face Amount divided by the applicable percentage of Accumulated Value exceeds the Accumulated Value just after the Withdrawal, a Withdrawal will reduce the Face Amount and the Unadjusted Death Benefit by the lesser of such excess and the amount of the Withdrawal.

For the purposes of this illustration (and the following illustrations of Withdrawals), assume that the Attained Age of the younger Insured is under 40 and there is no indebtedness. The applicable percentage is 250% for a younger Insured with an Attained Age under 40.

Under Option A, a Policy with a Face Amount of $300,000 and an Accumulated Value of $30,000 will have an Unadjusted Death Benefit of $300,000. Assume that you take a Withdrawal of $10,000. The Withdrawal Charge will be $25 and the amount paid to you will be $9,975. The Withdrawal will reduce the Accumulated Value to $20,000 ($30,000 - $10,000) after the Withdrawal. The Face Amount divided by the applicable percentage is $120,000 ($300,000 / 2.50), which exceeds the Accumulated Value after the Withdrawal by $100,000 ($120,000 - $20,000). The lesser of this excess and the amount of the Withdrawal is $10,000, the amount of the Withdrawal. Therefore, the Unadjusted Death Benefit and Face Amount will be reduced by $10,000 to $290,000.

If the Face Amount divided by the applicable percentage of Accumulated Value does not exceed the Accumulated Value just after the Withdrawal, then the Face Amount is not reduced. The Unadjusted Death Benefit will be reduced by an amount equal to the reduction in Accumulated Value times the applicable percentage (or equivalently, the Unadjusted Death Benefit is equal to the new Accumulated Value times the applicable percentage).

Under Option A, a Policy with a Face Amount of $300,000 and an Accumulated Value of $150,000 will have an Unadjusted Death Benefit of $375,000 ($150,000 x 2.50). Assume that you take a Withdrawal of $10,000. The Withdrawal Charge will be $25 and the amount paid to you will be $9,975. The Withdrawal will reduce the Accumulated Value to $140,000 ($150,000 - $10,000). The Face Amount divided by the applicable percentage is $120,000, which does not exceed the Accumulated Value after the withdrawal. Therefore, the Face Amount stays at $300,000 and the Unadjusted Death Benefit is $350,000 ($140,000 x 2.50).

Option B. The Face Amount will never be decreased by a Withdrawal. A Withdrawal will, however, always decrease the Death Benefit.

If the Unadjusted Death Benefit equals the Face Amount plus the Accumulated Value, a Withdrawal will reduce the Accumulated Value by the amount of the Withdrawal. Thus the Unadjusted Death Benefit will also be reduced by the amount of the Withdrawal.

Under Option B, a Policy with a Face Amount of $300,000 and an Accumulated Value of $90,000 will have an Unadjusted Death Benefit of $390,000 ($300,000 + $90,000). Assume you take a Withdrawal of $20,000. The Withdrawal Charge will be $25 and the amount we pay you will be $19,975. The Withdrawal will reduce the Accumulated Value to $70,000 ($90,000 - $20,000) and the Unadjusted Death Benefit to $370,000 ($300,000 + $70,000). The Face Amount is unchanged.

If the Unadjusted Death Benefit immediately prior to the Withdrawal is based on the applicable percentage of Accumulated Value, the Unadjusted Death Benefit will be reduced to equal the greater of (a) the Face Amount plus the Accumulated Value after deducting the amount of the Withdrawal and Withdrawal Charge and (b) the applicable percentage of Accumulated Value after deducting the amount of the Withdrawal.

Under Option B, a Policy with a Face Amount of $300,000 and an Accumulated Value of $210,000 will have an Unadjusted Death Benefit of $525,000 ($210,000 X 2.5). Assume you take a Withdrawal of $60,000. The Withdrawal Charge will be $25 and the amount we pay you will be $59,975. The Withdrawal will reduce the Accumulated Value to $150,000 ($210,000 - $60,000), and the Unadjusted Death Benefit to the greater of (a) the Face Amount plus the Accumulated Value, or $450,000 ($300,000 + $150,000) and (b) the Unadjusted Death Benefit based on the applicable percentage of the Accumulated Value, or $375,000 ($150,000 X 2.50). Therefore, the Unadjusted Death Benefit will be $450,000. The Face Amount is unchanged.

Any decrease in Face Amount due to a Withdrawal will reduce Face Amount in the order described under “Ability to Adjust Face Amount - Decrease”, above.

Because a Withdrawal can affect the Face Amount and the Unadjusted Death Benefit as described above, a Withdrawal may also affect the Net Amount at Risk which is used to calculate the cost of insurance charge under the Policy. Because a Withdrawal reduces the Accumulated Value, the Cash Surrender Value of the Policy is reduced, thereby increasing the likelihood that the Policy will lapse. Also, if a Withdrawal would result in cumulative premiums exceeding the maximum premium limitations applicable under the Code for life insurance, we will not allow that Withdrawal.

You may request a Withdrawal only by sending a signed written request to us at our Home Office. You may not request a Withdrawal over the telephone or by facsimile. We will normally pay a Withdrawal within seven days of receiving at our Home Office a valid Withdrawal request.

A Withdrawal of Cash Surrender Value may have Federal income tax consequences. (See “Federal Tax Considerations - Tax Treatment of Policy Benefits,” below.)

LAPSE AND REINSTATEMENT

Your Policy will remain in force as long as the Cash Surrender Value of the Policy is sufficient to pay the Monthly Deductions and the charges under the Policy. When the Cash Surrender Value is insufficient to pay the charges and the Grace Period expires without an adequate premium payment by you, the Policy will lapse and terminate without value. However, during the first five Policy Years the Policy will not lapse, if you have paid the Cumulative Minimum Monthly Premium. You will have certain rights to reinstate your Policy, if it should lapse.

In addition, an optional guaranteed death benefit rider is available. This rider will guarantee that the Policy will not lapse prior to, at your option, the end of the year that the younger Insured attains age 80, or for the entire lifetimes of the two Insureds, regardless of investment performance, if you have paid the Cumulative Guarantee Premium as of each Monthly Policy Date. You could also elect the overloan protection rider, which will, subject to certain conditions, prevent the lapse of the Policy if properly exercised. (See “Optional Benefits,” below).

Policy Lapse. The failure to make a premium payment will not itself cause a Policy to lapse. A Policy will lapse only when the Cash Surrender Value is insufficient to cover the Monthly Deductions and other charges under the Policy, and the Grace Period expires without a sufficient payment. During the first five Policy Years, the Policy will not lapse as long as the Cumulative Minimum Monthly Premium has been paid, regardless of whether the Cash Surrender Value is sufficient to cover the monthly Deductions and other charges. In addition, if you have elected at issue the guaranteed death benefit rider, and have paid the Cumulative Guarantee Premium as of each Monthly Policy Date, the Policy will not lapse, either prior to the end of the year that the younger Insured attains Age 80 or for the entire lifetimes of the two Insureds, whichever you elect, regardless of whether the Cash Surrender Value is sufficient to cover the Monthly Deductions.

The Policy provides for a 61-day Grace Period that is measured from the date on which we send a lapse notice. The Policy does not lapse, and the insurance coverage continues, until the expiration of this Grace Period. To prevent lapse, you must during the Grace Period pay a premium equal to the sum of any amount by which the past Monthly Deductions have been in excess of Cash Surrender Value, plus three times the Monthly Deduction due the date the Grace Period began. Our notice will specify the payment required to keep the Policy in force. Failure to make a payment at least equal to the required amount within the Grace Period will result in lapse of the Policy without value.

Reinstatement. A Policy that lapses without value may be reinstated at any time within five years (or longer period required in a particular state) after the beginning of the Grace Period. To do so, you must submit evidence of both Insureds’ insurability satisfactory to us and pay an amount sufficient to provide for two times the Monthly Deduction due on the date the Grace Period began plus three times the Monthly Deduction due on the effective date of reinstatement. The effective date of reinstatement, unless otherwise required by state law, will be the Monthly Policy Date on or next following the date your reinstatement application is approved. Upon reinstatement, the Accumulated Value will be based upon the premium paid to reinstate the Policy. The Policy will be reinstated with the same Date of Issue as it had prior to the lapse. Neither the five year no lapse guarantee nor the guaranteed death benefit rider may be reinstated.

CHARGES AND DEDUCTIONS

We deduct the charges described below from your premium payments or your Policy Value. Certain of the charges depend on a number of variables. The charges are for the services and benefits provided, costs and expenses incurred and risks assumed by us under the Policy. We intend to profit from these charges.

Services and benefits we provide include:

  the death benefits, cash and loan benefits provided by the Policy;

  the funding choices, including net premium allocations, dollar-cost averaging programs, and automatic asset rebalancing programs;

  the administration of various elective options under the Policy (including any riders); and

  the distribution of various reports to Owners.

Costs and Expenses we incur include:

  those associated with underwriting applications and changes in Face Amount and any riders;

  various overhead and other expenses associated with providing the services and benefits provided by the Policy (and any riders);

  sales and marketing expenses;

  other costs of doing business, such as complying with federal and state regulatory requirements.

Risks we assume include the risks that:

  insureds may die sooner than estimated, resulting in the payment of greater death benefits than expected; and

  the costs of providing the services and benefits under the Policy (and any riders) will exceed the charges deducted.

For Policies issued in New York, charges may be different. Prospective purchasers of a Policy to be issued in New York should see “Differences in Charges for Policies Issued in New York”, below.

Premium Expense Charge

The Premium Expense Charge consists of two portions. The first is that we deduct 3.40% of the premium from each premium payment prior to allocation of Net Premiums, to cover state premium taxes and the federal DAC Tax. This amount may be greater than the premium tax assessed in your state. State premium taxes currently range from 0 to 3.5%. For policies issued in North Carolina, the state premium tax is 1.90%, we nonetheless charge 2.0% to cover state premium taxes.

The federal DAC Tax is a tax attributable to certain “policy acquisition expenses” under Section 848 of the Code. Section 848 in effect accelerates the realization of income we receive from the Policies, and therefore the payment of federal income taxes on that income. The economic consequence of Section 848 is, therefore, an increase in the tax burden borne by us that is attributable to the Policies.

The Premium Expense Charge will also include, during the first 10 Policy Years, a deduction of 7.0% of the premium up to the Target Premium, and 4.0% of premium in excess of the Target Premium, from each premium payment prior to allocation of Net Premiums. The Target Premium depends on the Joint Age at issue or at the time of an increase in Basic Coverage. Target Premiums per $1000 of Basic Coverage is shown in Appendix B to this prospectus. Your Target Premium is set forth in your Policy. We may increase the charge for premiums in excess of the Target Premium from 4.0% to 5.0% of such premiums. We currently intend to reduce this deduction from premiums paid after the tenth Policy Anniversary to 4.0% of all premiums, although we may deduct up to the maximum permitted during the first ten years.

Surrender Charge

We will impose a Surrender Charge if you surrender your Policy or it lapses at any time before the end of the tenth Policy Year, or the ten years after an increase in the Basic Coverage. The Surrender Charge rate depends on the Joint Age at issue or at the time of increase in Basic Coverage. The initial Surrender Charge per $1,000 of Basic Coverage is shown in Appendix B to this Prospectus (Surrender Charges are different for Policies issued in New York, and for those Policies the initial Surrender Charge per $1, 000 of Basic Coverage is shown in Appendix C). The Surrender Charge will be level for up to five years, and then decline each month by one sixtieth of the initial Surrender Charge until it is zero at the beginning of Policy Year 11, or at the beginning of the eleventh year after the date of an increase in Basic Coverage. For those cases in which the level Surrender Charge period is less than five years from the Date of Issue or the effective date of the increase, it declines each month by an amount equal to the initial Surrender Charge multiplied by a fraction of which the numerator is one and the denominator is the number of months from the end of the level Surrender Charge period to the beginning of Policy Year 11, or the beginning of the eleventh year from the effective date of the increase. The Surrender Charge will not decrease in the event of a decrease in Basic Coverage. The actual Surrender Charge for your Policy will be stated in the Policy.

Since there is no Surrender Charge associated with additional coverage, taking a portion of the Policy’s Face Amount as additional coverage, rather than Basic Coverage, would result in a lower Surrender Charge.

Monthly Deductions

We will deduct charges from the Accumulated Value on the Date of Issue and on each Monthly Policy Date. The Monthly Deduction consists of four components:

(a)     the cost of insurance charge,
(b)     the variable account charge,
(c)     the Monthly Administrative Charge, and
(d)     the cost of any additional benefits provided by rider.

The Monthly Deduction may vary in amount from Policy Month to Policy Month. We will take the Monthly Deduction on a pro rata basis from the Subaccounts of the Variable Account and the Fixed Account, unless you have requested at the time of application, or later request in writing, that we take the Monthly Deduction from the Money Market Subaccount. If we cannot take a Monthly Deduction from the Money Market Subaccount, where you have so asked, we will take the amount of the deduction in excess of the Accumulated Value available in the Money Market Subaccount on a pro rata basis from Accumulated Value in the Subaccounts of the Variable Account and the Fixed Account. The Policy will lapse if the Cash Surrender Value of the Policy as a whole is insufficient to cover the Monthly Deductions and other charges under the Policy and a Grace Period expires without a sufficient payment. If your Policy is participating in the Illuminations investment advisory service, we will require that the Monthly Deduction be taken from your Policy on a pro rata basis from the subaccounts of the Variable Account and the Fixed Account.

Cost of Insurance Charge. The cost of insurance charge is the primary charge for the death benefit provided by your Policy. We calculate the monthly cost of insurance charge by multiplying the cost of insurance rate or rates by the Net Amount at Risk for each Policy Month. Because both the Net Amount at Risk and the variables that determine the cost of insurance rate, such as the ages of the Insureds and the Duration of the Policy, may vary, the cost of insurance charge will likely be different from month to month. We expect to profit from this charge and may use the charge for lawful purpose, including covering distribution expenses.

Net Amount at Risk. The Net Amount at Risk on any Monthly Policy Date is approximately the amount by which the Unadjusted Death Benefit on that Monthly Policy Date exceeds the Accumulated Value. It measures the amount National Life would have to pay in excess of the Policy’s value if the Insureds both died. The actual calculation uses the Unadjusted Death Benefit divided by 1.00327234, to take into account assumed monthly earnings at an annual rate 4%. We calculate the Net Amount at Risk separately for the Initial Face Amount and any increases in Face Amount. In determining the Net Amount at Risk for each increment of Face Amount, we first consider the Accumulated Value part of the Initial Face Amount. If the Accumulated Value exceeds the Initial Face Amount, we consider it part of the increases in Face Amount in the order such increases took effect.

If your Policy includes Basic Coverage, additional coverage and coverage added through the operation of the automatic increase rider, we separate the Net Amount at Risk into portions applicable to each type of coverage. For this purpose, we apply Accumulated Value against Basic Coverage first, additional coverage second and an automatic increase third if they began simultaneously. Any change in the Net Amount at Risk will affect the total cost of insurance charges you pay.

Guaranteed Maximum Cost of Insurance Rates. The guaranteed maximum cost of insurance rates will be set forth in your Policy, and will depend on:

  each Insured’s Issue Age,

  each Insured’s sex,

  the substandard or uninsurable status of either Insured, if applicable the coverage’s Duration,

  whether the coverage is Basic Coverage or additional coverage (guaranteed rates are higher for additional coverage), and the 1980 Commissioners Standard Ordinary Mortality Table.

Current Cost of Insurance Rates and How They are Determined. The actual cost of insurance rates used (“current rates”) will depend on:

  each Insured’s Issue Age,

  each Insured’s sex,

  each Insured’s Rate Class,

  the coverage’s Duration,

  whether the coverage is Basic Coverage or additional coverage (however, current rates for additional coverage may be higher or lower than for Basic Coverage), and our expectation of future mortality experience.

We periodically review the adequacy of our current cost of insurance rates, and we may adjust their level. However, the current rates will never exceed guaranteed maximum cost of insurance rates. Any change in the current cost of insurance rates will apply to all sets of persons of the same Issue Ages, sexes, and Rate Classes, and with coverages of the same Duration.

We use separate cost of insurance rates for the Initial Face Amount and any increases in Face Amount. For the Initial Face Amount, we use a cost of insurance rate based on the Rate Classes of the two Insureds on the Date of Issue. For each increase in Face Amount, a rate based on the Rate Classes of the two Insureds applicable at the time of the increase is used. If, however, the Unadjusted Death Benefit is calculated as the Accumulated Value times the specified percentage, the rate based on the Rate Classes for the Initial Face Amount will be used for the amount of the Unadjusted Death Benefit in excess of the total Face Amount for Option A, and in excess of the total Face Amount plus the Accumulated Value for Option B. Again, if a policy includes both Basic Coverage and additional coverage, separate cost of insurance rates are applied to each type of coverage.

Rate Class. The Rate Classes of the two Insureds will affect the current cost of insurance rates. We currently place Insureds into the following rate classes:

  preferred nonsmoker,

  nonsmoker,

  preferred smoker,

  smoker,

  substandard, and

  uninsurable classes.

Smoker, substandard, and uninsurable classes reflect higher mortality risks. In an otherwise identical Policy, Insureds in a preferred or standard class will have a lower cost of insurance rate than Insureds in a substandard class with higher mortality risks. Nonsmoking Insureds will generally incur lower cost of insurance rates than Insureds who are classified as smokers. Classification of an Insured as substandard or uninsurable will also affect the guaranteed cost of insurance rates. We classify all nicotine users as smokers, including cigarette, cigar, pipe, chewing tobacco, snuff, nicotine patches and nicotine gum.

The uninsurable rate class is not available in New York.

Variable Account Charge. The Variable Account Charge is deducted monthly as a percentage of the Accumulated Value in the Variable Account. The Variable Account Charge, expressed as an annual percentage, is as follows:

During the first 10 Policy Years:

For Policies with Basic Coverage less than $1,000,000	0.90%
For Policies with Basic Coverage from $1,000,000 to $2,999,999	0.80%
For Policies with Basic Coverage of $3 million or more	0.75%

For years after Policy Year 10, we currently intend to reduce this charge to the following rates:

For Policies with Basic Coverage of less than $1,000,000	0.35%
For Policies with Basic Coverage from $1,000,000 to $2,999,999	0.30%
For Policies with Basic Coverage of $3 million or more	0.25%

However, in all cases, we may increase this charge to an amount not to exceed 0.90%.

The Variable Account Charge does not apply to Accumulated Value in the Fixed Account.

Monthly Administrative Charge. The amount of the Monthly Administrative Charge during the first ten Policy Years is $15.00, plus $0.08 per $1000 of Basic Coverage (less for Joint Ages of 38 or less). We increase the per $1000 portion of this charge during the first ten Policy Years by $.005 per $1000 of Basic Coverage for each Insured who is a smoker.

After the first ten Policy Years, we currently intend to charge a Monthly Administrative Charge of $7.50, with no additional amount per $1000 of Basic Coverage. During this period the Monthly Administrative Charge is guaranteed not to exceed $15.00, plus $0.08 per $1000 of Basic Coverage plus $0.005 per $1000 of Basic Coverage for each Insured who is a smoker. In addition, the per $1000 of Basic Coverage portion of the Monthly Administrative Charge will apply to increases in Basic Coverage for 10 years after an increase in Basic Coverage. The per $1000 portion of this charge will not decrease in the event of a decrease in Basic Coverage.

Optional Benefit Charges. The Monthly Deduction will include charges for any additional benefits added to the Policy. The monthly charges will be specified in the applicable rider. The available riders are listed under “Optional Benefits,” below.

Withdrawal Charge

At the time of a Withdrawal, we will assess a charge equal to the lesser of 2% of the Withdrawal amount and $25. We will deduct this Withdrawal Charge from the Withdrawal amount.

Transfer Charge

Currently, unlimited transfers are permitted among the Subaccounts, or from the Variable Account to the Fixed Account. Transfers from the Fixed Account to the Variable Account are permitted within the limits described under “The Fixed Account - Transfers out of the Fixed Account”, above. Currently there is no charge for any transfers. We have no present intention to impose a transfer charge in the foreseeable future. However, we may impose in the future a transfer charge of $25 on each transfer in excess of twelve transfers in any Policy Year. We may do this if the expense of administering transfers becomes burdensome.

If we impose a transfer charge, we will deduct it from the amount being transferred. We would treat all transfers requested on the same Valuation Day as one transfer transaction. Any future transfer charge will not apply to transfers resulting from:

  Policy loans

  the exercise of the transfer rights as described under “Other Transfer Rights”, above the initial reallocation of account values from the Money Market Subaccount to other Subaccounts, and any transfers made pursuant to the Dollar Cost Averaging and Portfolio Rebalancing features.

The transfers listed above also will not count against the twelve free transfers in any Policy Year.

Projection Report Charge

We may impose a charge for each projection report you request. This report will project future values and future Death Benefits for the Policy. We will notify you in advance of the amount of the charge, and you may elect to pay the charge in advance. If not paid in advance, we will deduct this charge from the Subaccounts of the Variable Account and/or the Fixed Account in proportion to their Accumulated Values.

Other Charges

The Variable Account purchases shares of the portfolios at net asset value. The net asset value of those shares reflects management fees and expenses already deducted from the assets of the Portfolios. Historical expense ratio information for the portfolios is presented in the “Fee Tables” in the “Summary of the Benefits and Risks of the Policy”, above. More detailed information is contained in the portfolio Prospectuses which accompany this prospectus.

We offer additional rider benefits that you may purchase with this Policy. Please see the optional riders for the costs associated with these benefits.

We sell the Policies through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of ours. We pay commissions to the broker-dealers for selling the Policies. You do not pay directly these commissions. We do. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policies.

Differences in Charges for Policies Issued in New York

Charges on Policies issued in New York will differ from charges on Policies issued in other states in the following respects:

1.     The Surrender Charges are in different amounts, and are shown in Appendix C to this Prospectus.

2.     The Premium Expense Charge is the same as the current Premium Expense Charge for Policies issued in other states, but is guaranteed not to increase from current levels.

3.     The Variable Account Charge is also the same as the current Variable Account Charge for Policies issued in other states, but is guaranteed not to increase, either during the first 10 Policy Years, or for years after Policy Year 10.

4.     The Monthly Administrative Charge is also the same as the current Monthly Administrative Charge for Policies issued in other states, but is guaranteed not to increase, for years after Policy Year 10, from $7.50 per month, and we guarantee that there will be no per $1000 portion of the Monthly Administrative Charge after Policy Year 10.

5.     We have the right to assess an additional charge, called the Contingent Risk Charge, on Policies issued in New York. The current amount of the Contingent Risk Charge is zero, but we may impose a Contingent Risk Charge of up to 0.04167% per month (0.5% per year) at any time, subject to approval by the New York Insurance Department.

OPTIONAL BENEFITS

You may add additional benefits to your Policy by purchasing optional riders. Election of any of these riders involves an additional cost. The riders are subject to the restrictions and limitations set forth in the applicable Policy riders. The following riders are available under the Policy.

  Guaranteed Death Benefit

  Additional Protection Benefit Rider

  Policy Split Option

  Estate Preservation Rider

  Term Rider

  Continuing Coverage Rider

  Enhanced Death Benefit Rider

  Automatic Increase Rider

  Overloan Protection Rider

We describe certain of the riders below. More information about the other riders is available from your agent and in the Statement of Additional Information.

Guaranteed Death Benefit

If you elect the guaranteed death benefit rider, we will guarantee that the Policy will not lapse, regardless of the Policy’s investment performance, either for the entire lifetimes of the Insureds, or until the end of the year that the younger Insured attains Age 80, whichever you elect. To be eligible to elect the guarantee period until the end of the year that the younger Insured attains Age 80, the Issue Age of the younger Insured must be 70 or less. Riders which guarantee that the Policy will not lapse prior to the end of the year that the younger Insured attains Age 80 will have lower Monthly Guarantee Premiums (and therefore lower Cumulative Guarantee Premiums) than riders which guarantee that the Policy will not lapse for the entire lifetimes of the Insureds.

To keep this rider in force, you must pay cumulative premiums greater than the Cumulative Guarantee Premium from the Date of Issue. Your Policy will be tested monthly for this qualification, and if not met, a notice will be sent to you, who will have 61 days from the date the notice is mailed to pay a premium sufficient to keep the rider in force. The premium required will be an amount equal to the Cumulative Guarantee Premium from the Date of Issue, plus two times the Monthly Guarantee Premium, minus the sum of all premiums previously paid. The rider will be cancelled if a sufficient premium is not paid during that 61-day period. The rider cannot be reinstated. The amount of the Monthly Guarantee Premium for each Policy electing the guaranteed death benefit rider will be stated in the Data section of the Policy.

The cost of the guaranteed death benefit rider is $0.01 per thousand of Face Amount per month. This rider is available only at issue, and only if at least 50% of the Face Amount consists of Basic Coverage.

If while the guaranteed death benefit rider is in force, the Accumulated Value of the Policy is not sufficient to cover the Monthly Deductions, Monthly Deductions will be made until the Accumulated Value of the Policy is exhausted, and will thereafter be deferred, and collected at such time as the Policy has positive Accumulated Value. For as long as Cash Surrender Value is zero, failure to have paid the Cumulative Guarantee Premium as of any Monthly Policy Date will cause the guaranteed death benefit rider to enter a 61 day lapse pending notification period. If a sufficient premium, as set forth above, is not paid during this period, the rider will be cancelled and if the Cash Surrender Value is still zero, the Policy will enter a Grace Period, and will lapse if the Grace Period expires without a sufficient premium payment.

If you increase the Face Amount of your Policy or change the Death Benefit Option from Option A to Option B, the rider’s guarantee will extend to the increased Face Amount. The Monthly Guarantee Premiums will increase as a result.

If you wish to keep the rider in force, you must limit Withdrawals and Policy loans to the excess of premiums paid over the sum of Monthly Guarantee Premiums in effect since the Date of Issue. If you take a larger Policy loan or Withdrawal, the guaranteed death benefit rider will enter a 61-day lapse-pending notification period, and will be cancelled if a sufficient premium is not paid.

The guaranteed death benefit rider is not available in Texas or Massachusetts. The lifetime guarantee period is not available in New York. The guarantee period through age 80 is not available in Pennsylvania.

Additional Protection Benefit

The additional protection benefit rider may be used to provide a higher Face Amount by adding additional coverage to the Policy. This rider is available at issue, or after issue by submitting an application to us with evidence satisfactory to us of insurability of both Insureds. additional coverage must be in an amount of at least $50,000, and cannot exceed three times the Basic Coverage.

Adding to the Face Amount of the Policy through the additional protection benefit rider can offer a cost savings over adding to the Face Amount by increasing the Basic Coverage. Specifically, there is no Target Premium, no surrender charge, and no per $1000 Monthly Administrative Charge associated with additional coverage. The cost of the rider is that a cost of insurance charge is included in the Monthly Deductions for the additional coverage - the guaranteed cost of insurance rate applicable to the additional coverage will generally be higher than the rate applicable to Basic Coverage, but current cost of insurance rates may be either higher or lower for the additional coverage than for the Basic Coverage.

The Additional Protection Benefit Rider is not available in New York.

Automatic Increase Rider

The automatic increase rider will provide for regular increases in Face Amount. You may elect that such increases be effected annually in amounts equal to either of 5% or 10% of the sum of the Face Amount of the Policy at issue, plus all previous increases resulting from this rider. You may also elect annual increases of a level amount equal to your planned periodic premiums for the Policy. In either case, the maximum increase that can be effected by means of the automatic increase rider is 100% of the Face Amount of the Policy at issue.

Increases in Face Amount effected by means of the automatic increase rider will be similar to additional coverage in that there will be no Target Premium, no Surrender Charge and no per $1000 Monthly Administrative Charge associated with these increases.

The cost of the rider is that the cost of insurance charge for the Policy will include amounts for the increase segments as they become effective. The cost of insurance rates will be the same as the rates we apply to Basic Coverage at issue. Guaranteed cost of insurance rates that will be applied to increases effected through this rider will be set forth in the rider.

An automatic increase rider terminates:

(a)     at your request,
(b)     when the younger insured reaches Attained Age 81,
(c)     when the maximum total increase is reached,
(d)     on the death of the first to die of the Insureds, or
(e)     when a requested decrease in Face Amount becomes effective.

Termination of the rider does not cancel previously added increases.

This rider is available only at issue, only if the younger Insured’s Issue Age is at least 20 and less than 71, and only if neither Insured has a substandard rating in excess of 250%.

Overloan Protection Rider

If you elect the overloan protection rider, we will guarantee that the Policy will not lapse if you meet the conditions to exercise and exercise the rider before the Policy lapses. There is no charge for electing the rider, but you will be charged if the rider is exercised. See Appendix D for more information about the rider.

Availability. This rider is available at any time at or after issue, but only with respect to Policies issued after the date this rider is first offered. This rider is available regardless of the other riders elected. Once elected, the rider may be cancelled on the Monthly Policy Date following receipt of a written request to terminate the rider by National Life’s Home Office.

Mechanics of the Rider. As described in your rider, the rider may be exercised if all the following conditions are met:

1.	The younger of the Insureds at issue has or would now have an Attained Age greater than or equal to 75; and
2.	the Policy to which the rider is attached has been in force for at least fifteen years from the Policy date of issue; and
3.	outstanding debt on the Policy must exceed the total Face Amount of the Policy; and
4.	the outstanding debt divided by the excess of the Accumulated Value over the Surrender Charge exceeds 0.95.

We will send you a notification when these conditions have been met. The rider must be exercised within sixty days of the date we mail notification. If it is not, the rider will terminate.

Other Effects of Exercise. All values from the Variable Account will be transferred to the Fixed Account. No further transfers from the Fixed Account to the Variable Account may be made. No additional premiums may be paid into the policy. Withdrawals will no longer be allowed. Monthly Deductions will cease. Any additional benefit riders whose monthly cost was included in the Monthly Deductions will terminate. The policy Death Benefit Options will be switched to Option A if Option B is in effect. No adjustments will be made to the policy Face Amount. No further change in Death Benefit Option will be permitted.

Other Possible Products. Features similar to the overloan protection rider are available in other products that do not offer subaccount options, including National Life’s Ultra policy. If you do not plan on funding the contract above the amount required to be allocated to the General Account, thereby making use of the subaccounts offered in Sentinel Estate Provider, then Ultra or another non-variable universal life policy may be more cost effective for you.

Additional information relating to the overloan protection rider is provided in the Statement of Additional Information.

Termination. This rider will terminate on the earliest of:
  the date that your Policy terminates or matures (depending on the state of issue);

  60 days following our mailing of notification that the conditions for exercising this rider have been met; or

  the Monthly Policy Date following the receipt of your request to terminate this rider.

If the overloan protection rider is in force at the time your Policy lapses, you may reinstate the rider when you reinstate your Policy.

Tax matters. With the overloan protection rider, this Policy may be purchased with the intention of accumulating cash value on a tax-free basis for some period (such as, until retirement) and then periodically borrowing from the Policy without allowing the Policy to lapse. Anyone contemplating the purchase of the Policy with the intention of pursuing this strategy or otherwise exercising the “overloan protection” provided under the rider should be aware that, among other risks, it has not been ruled on by the IRS or the courts and it may be subject to challenge by the IRS, because it is possible that the loans will be treated as taxable distributions when the rider causes the Policy to convert into a fixed Policy.

This rider was not available in Illinois as of March 9, 2007. Call our Home Office or your agent to confirm availability.

FEDERAL TAX CONSIDERATIONS

The following summary provides a general description of the Federal tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

Tax Status of the Policy

In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied to survivorship life Policies is limited. In the absence of such guidance there is some uncertainty as to whether a survivorship life Policy will qualify as a life insurance contract for Federal tax purposes, particularly if you pay the full amount of premiums permitted under the Policy. Nevertheless, National Life believes it reasonable to conclude that a Policy generally should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, National Life may take appropriate steps to bring the policy into compliance with such requirements and National Life reserves the right to modify the policy as necessary in order to do so.

In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although there is little guidance in this area and published guidance does not address certain aspects of the policies, National Life believes that the owner of a policy should not be treated as the owner of the underlying assets. While National Life believes that the policy does not give Owners investment control over Variable Account assets, we reserve the right to modify the policy as necessary to prevent the Owner from being treated as the owner of the Variable Account assets supporting the Policy.

In addition, the Code requires that the investments of the Variable Account be “adequately diversified” in order for the policy to be treated as a life insurance contract for Federal income tax purposes. It is intended that the Variable Account, through the portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

Tax Treatment of Policy Benefits

In General. National Life believes that the death benefit under a Policy should generally be excludible from the gross income of the beneficiary. Federal, state and local estate, inheritance, transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. A tax advisor should be consulted on these consequences.

Depending on the circumstances, the exchange of a Policy, an increase or decrease of a Policy’s Face Amount, a change in the Policy’s Death Benefit Option (i.e., a change from Death Benefit Option A to Death Benefit Option B or vice versa), a Policy loan, a Withdrawal, a surrender, a change in ownership, or an assignment of the Policy may have Federal income tax consequences. A tax advisor should be consulted before effecting any of these policy changes.

Generally, you will not be deemed to be in constructive receipt of the Account Value, including increments thereof, until there is a distribution. The tax consequences of distributions from, and loans taken from or secured by, a Policy depend upon whether the Policy is classified as a “Modified Endowment Contract”. Whether a Policy is or is not a Modified Endowment Contract, upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy’s maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as “Modified Endowment Contracts” (“MECs”), with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policy as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. In general a policy will be classified as a MEC if the amount of premiums paid into the policy causes the policy to fail the “7-pay test.” A policy will fail the 7-pay test if at any time in the first seven policy years, the amount paid in the policy exceeds the sum of the level premiums that would have been paid at that point under a policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the policy at any time, the 7-pay test will have to be reapplied as if the policy had originally been issued at the reduced face amount. If there is a “material change” in the policy’s benefits or other terms, the policy may have to be retested as if it were a newly issued policy. A material change may occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven policy years. To prevent your policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Owner should consult a tax advisor to determine whether a policy transaction will cause the Policy to be classified as a MEC.

Distributions Other Than Death Benefits from Modified Endowment Contracts. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

     (1)     All distributions other than death benefits from a Modified Endowment Contract, including distributions upon surrender and withdrawals, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner’s investment in the Policy only after all gain has been distributed.

     (2)     Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

     (3)     A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59½ or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner’s beneficiary or designated beneficiary.

If a Policy becomes a modified endowment contract, distributions that occur during the Policy Year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Owner’s investment in the policy and only after the recovery of all investment in the policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not classified as a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with preferred Policy loans is less clear and a tax adviser should be consulted about such loans.

Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

Investment in the Policy. Your investment in the Policy is generally your aggregate premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans. In general, interest paid on any loan under a Policy will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to amount distributed and will be taxed accordingly. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

Overloan Protection Rider. Anyone contemplating the purchase of the Policy with the overloan protection rider should be aware that the tax consequences of the overloan protection rider have not been ruled on by the IRS or the courts and it is possible that the IRS could assert that the outstanding loan balance should be treated as a taxable distribution when the overloan protection rider causes the Policy to be converted into a fixed Policy. You should consult a tax adviser as to the tax risks associated with the overloan protection rider.

Multiple Policies. All Modified Endowment Contracts that are issued by National Life (or its affiliates) to the same Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Owner’s income when a taxable distribution occurs.

Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect however, not to have tax withheld from distributions.

Exchanges. Generally, there are no tax consequences when you exchange one life insurance policy for another, so long as the same person is being insured (a change of the insured is a taxable event). Paying additional premiums under the new policy may cause it to be treated as a modified endowment contract. The new policy may also lose any “grandfathering” privilege, where you would be exempt from certain legislative or regulatory changes made after your original policy was issued, if you exchange your policy. You should consult with a tax advisor if you are considering exchanging any life insurance policy.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to a life insurance policy purchase. The Policy is not available for sale outside of the U.S.

Continuation Beyond Age 100. The tax consequences of continuing the Policy beyond the younger Insured’s 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the younger Insured’s 100th year.

Policy Split Option. The policy split option permits a policy to be split into two single life insurance policies. It is not clear whether exercising the policy split option will be treated as a taxable transaction or whether the individual policies would be classified as modified endowment contracts. A tax advisor should be consulted before exercising the policy split option.

Other Tax Considerations. The Policy can be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses and the IRS has recently issued guidance regarding split dollar insurance. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

Employer-owned life insurance contracts. Pursuant to recently enacted section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such contact. It is the employer’s responsibility to verify the eligibility of the intended insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j). These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

Non-Individual Owners and Business Beneficiaries of Policies. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

Estate, Gift and Generation-Skipping Transfer Taxes. The transfer of the policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Owner’s estate for purposes of federal estate tax if the Insured owned the policy. If the Owner was not the Insured, the fair market value of the Policy would be included in the Owner’s estate upon the Owner’s death. The Policy would not be includable in the Insured’s estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of a life insurance Policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

Economic Growth and Tax Relief Reconciliation Act of 2001. The Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”) repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.

During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2007, the maximum estate tax rate is 45% and the estate tax exemption is $2,000,000.

The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

Split-Dollar Arrangements. The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

Additionally, on July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the “Act”). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, because such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, as long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax.

Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain portfolios to foreign jurisdictions to the extent permitted under federal tax law.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

Possible Charges for National Life’s Taxes

At the present time, National Life makes no charge for any Federal, state or local taxes (other than the charge for state premium taxes and the DAC tax) that may be attributable to the Subaccounts or to the policies. National Life reserves the right to charge the Subaccounts for any future taxes or economic burden National Life may incur.

LEGAL MATTERS

National Life, like other life insurance companies, is involved in lawsuits, from time to time. Although we cannot predict the outcome of any litigation with certainty, National Life believes that there are no pending or threatened lawsuits that have a materials adverse impact on it or the Separate Account.

DISTRIBUTION OF THE POLICIES

We have entered into a distribution agreement with ESI to act as principal underwriter and for the distribution and sale of the Policies. ESI is affiliated with us. ESI sells the Policies through its registered representatives. ESI has also entered into selling agreements with other broker-dealers who in turn sell the Policies through their registered representatives. ESI is registered as a broker-dealer under the SEC under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of National Association of Securities Dealers, Inc. (“NASD”).

ESI’s representatives who sell the Policy are registered with the NASD and with the states in which they do business. More information about ESI and its sales representatives is available at http://www.nasdr.com or by calling 1-800-289-9999. You also can obtain an investor brochure from NASD Regulation describing its Public Disclosure Program.

National Life has received approval to sell the Policies in the District of Columbia and all states except Montana and North Dakota. The Policies are offered and sold only in those states where their sale is lawful.

Agents who are ESI registered representatives are compensated for sales of the Policies on a commission and service fee basis and with other forms of compensation. During the first Policy Year, agent commissions will not be more than 50% of the premiums paid up to the Target Premium (which is a function of Basic Coverage, and is shown in Appendix B to this Prospectus) and 2% of the premiums paid in excess of that amount. For Policy Years 2 through 10, the agent commissions will not be more than 4% of the premiums paid up to the Target Premium, and 2% of premiums paid in excess of that amount. For Policy Year 11 and thereafter, agent commissions will be 1.5% of all premiums paid. For premiums received in the year following an increase in Basic Coverage and attributable to the increase, agent commissions will not be more than 48.5% up to the Target Premium for the increase. Agents may also receive expense allowances, and will also receive service fees, starting in Policy year 5, of 0.15% of unloaned Accumulated Value. National Life general agents also receive compensation on Policies sold through ESI registered representatives. National Life general agents may also receive fees from ESI relating to sales of the Policies by broker-dealers other than ESI, where the selling registered representative has a relationship with such general agent’s National Life agency; such compensation may be as much as 14% of the first year premium up to the target amount.

Most retail broker-dealers other than ESI will receive gross concessions during the first Policy Year of 85% of the premiums paid up to the Target Premium, and 4% of the premiums paid in excess of that amount. In the case of a few retail dealers, ESI has negotiated higher dealer concessions of 90% of first year premiums up to the target amount. For Policy Years 2 through 10, the gross dealer concession will not be more than 4% of the premiums paid. For Policy Year 11 and thereafter, the gross dealer concession will be 1.5% of all premiums paid. For premiums received in the year following an increase in Basic Coverage and attributable to the increase, the gross dealer concession will not be more than 50% up to the Target Premium for the increase. A portion of the payments made to selling firms may be passed on to their sales representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. You may ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.

National Life may provide loans to registered representatives of unaffiliated broker-dealers to finance business development, and may then provide further loans or may forgive outstanding loans based on specified business criteria, including sales of the Policies, and measures of business quality. Any loans or forgiveness of outstanding loans based on sales of Policies are provided through the distribution firm’s registered broker-dealer.

From time to time we may offer specific sales incentives to selling dealers and registered representatives. These incentives may take the form of cash bonuses for reaching certain sales levels or for attaining a high ranking among registered representatives based on sales levels. These incentive programs may also include sales of National Life’s or their affiliates’ other products. To the extent, if any, that such bonuses are attributable to the sale of variable products, including the Policies, such bonuses will be paid through the agent’s broker-dealer.

National Life, ESI and/or their affiliates may contribute amounts to various non-cash and cash incentives paid to registered representatives of ESI the amounts of which may be based in whole or in part on the sales of the Policies, including (1) sponsoring educational programs, (2) sponsoring sales contests and or promotions in which participants receive prizes such as travel, merchandise, hardware and or software; (3) paying for occasional meals, lodging and/or entertainment; (4) making cash payments in lieu of business expense reimbursements and/or (5) making loans and forgiving such loans.

Commissions and other incentives or payments described above are not charged directly to Policy owners or to the Variable Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.

The Franklin Templeton, Scudder and T. Rowe Price Funds offered in the Policies, and the Fasciano Portfolio of Neuberger Berman Advisers Management Trust, make payments to ESI under their distribution plans in consideration of services provided and expenses incurred by ESI in distributing shares of these portfolios. In each case these payments amount to 0.25% of Variable Account assets invested in the particular portfolio.

See “Distribution of the Policies” in the Statement of Additional Information for more information about compensation paid for the sale of the Policies.

OTHER POLICY PROVISIONS

Incontestability. The Policy will be incontestable after it has been in force during both Insured’s lifetimes for two years from the Date of Issue (or such other date as required by state law). Similar incontestability will apply to an increase in Face Amount or reinstatement after it has been in force during both Insureds’ lifetimes for two years from its effective date.

Before such times, however, we may contest the validity of the Policy (or changes) based on material misstatements in the initial or any subsequent application.

Misstatement of Age and Sex. If the age or sex of either of the two Insureds at the Date of Issue has been misstated in the application, we will adjust the Accumulated Value of the Policy to be the amount that it would have been had the cost of insurance charges deducted been based on the correct age and sex, or as otherwise required by state law. The adjustment will take place on the Monthly Policy Date on or after the date on which we have proof to our satisfaction of the misstatement. If both of the Insureds have died, we will adjust the Accumulated Value as of the last Monthly Policy Date prior to the last to die of the Insureds’ death; however, if the Accumulated Value is insufficient for that adjustment, the amount of the Unadjusted Death Benefit will also be adjusted.

FINANCIAL STATEMENTS

The financial statements of National Life and of the Variable Account are included in the Statement of Additional Information. The financial statements of National Life should be distinguished from the financial statements of the Variable Account and should be considered only as bearing upon National Life’s ability to meet its obligations under the Policies.

GLOSSARY

Accumulated Value	The sum of the Policy’s values in the Variable Account and the Fixed Account.

Additional Coverage	One of the two types of coverage of which the Face Amount is comprised, which is provided by the additional protection benefit rider; the other type of coverage is Basic Coverage

Additional Protection	A benefit that may be included in the Policy at your option, which Benefit Rider provides additional coverage.

Attained Age	The Issue Age of the Insured plus the number of full Policy Years which have passed since the Date of Issue.

Basic Coverage	One of the two types of coverage of which the Face Amount is comprised; the other type is additional coverage, provided by the additional protection benefit rider.

Beneficiary	The person(s) or entity(ies) designated to receive all or some of the Death Benefit on the death of the last to die of the two Insureds. You designate the Beneficiary in the application. If you subsequently change Beneficiaries, then the Beneficiary is as shown in the latest change filed with us. The interest of any Beneficiary who dies before the last to die of the two Insureds shall vest in you unless otherwise stated.

Cash Surrender Value	The Accumulated Value minus any applicable Surrender Charge, and minus any outstanding Policy loans and accrued interest on such loans.

Collateral	The portion of the Accumulated Value in the Fixed Account which secures the amount of any Policy loan.

Code	The Internal Revenue Code of 1986, as amended.

Cumulative Guarantee Premium	The sum of the Monthly Guarantee Premiums in effect on each Monthly Policy Date since the Date of Issue (including the current month), plus all Withdrawals and outstanding Policy loans and accrued interest.

Cumulative Minimum Monthly Premium	The sum of the Minimum Monthly Premiums in effect on each Monthly Policy Date since the Date of Issue (including the current month), plus all Withdrawals and outstanding Policy loans and accrued interest.

DAC Tax	A tax attributable to Specified Policy Acquisition Expenses under Section 848 of the Code.

Date of Issue	The date on which the Policy is issued, which is set forth in the Policy. It is used to determine Policy Years, Policy Months and Monthly Policy Dates, as well as to measure suicide and contestable periods.

Death Benefit	The Policy’s Unadjusted Death Benefit, plus any relevant additional benefits provided by a supplementary benefit rider, less any outstanding Policy loan and accrued interest, and less any unpaid Monthly Deductions.

Duration	The number of full years the insurance has been in force; for the Initial Face Amount, measured from the Date of Issue; for any increase in Face Amount, measured from the effective date of such increase.

Face Amount	The Initial Face Amount plus any increases in Face Amount and minus any decreases in Face Amount. The Face Amount is the sum of the Basic Coverage, the additional coverage and any increases resulting from the automatic increase rider.

Fixed Account	The account which holds the assets of National Life which are available to support its insurance and annuity obligations.

Grace Period	A 61-day period measured from the date on which we send a notice of pending lapse, during which the Policy will not lapse and insurance coverage continues. To prevent lapse, you must during the Grace Period make a premium payment equal to the sum of any amount by which the past Monthly Deductions have been in excess of Cash Surrender Value, plus three times the Monthly Deduction due the date the Grace Period began.

Home Office	National Life’s Home Office at National Life Drive, Montpelier, Vermont 05604.

Initial Face Amount	The Face Amount of the Policy on the Date of Issue. The Face Amount may be increased or decreased after the first Policy Year.

Insureds	The two persons upon whose lives the Policy is issued.

Issue Age	The age of an Insured at his or her birthday nearest the Date of Issue. The Issue Ages of the two Insureds are stated in the Policy.

Joint Age	The age assigned to the Policy, based on characteristics of the two Insureds, used in the calculation of the Target Premium and the Surrender Charge. The Joint Age is set forth in the Policy, and is discussed in Appendix B of this Prospectus.

Minimum Basic Coverage Amount	The Minimum Basic Coverage Amount is $100,000.

Minimum Initial Premium	The minimum premium required to issue a Policy. It is equal to the Minimum Monthly Premium, or if the guaranteed death benefit rider applies to the Policy, the Monthly Guarantee Premium.

Minimum Monthly Premium	The monthly premium which, if paid, will guarantee that the Policy will stay in force during the first five Policy Years. This amount, which includes any substandard charges and any applicable rider charges, is determined separately for each Policy, based on the requested Initial Face Amount, and the Issue Ages, sexes and Rate Classes of the two Insureds. This premium is stated in the Policy, and will be restated upon changes in coverage.

Monthly Administrative Charge	A charge included in the Monthly Deduction, which is intended to reimburse us for ordinary administrative expenses and distribution expenses.

Monthly Deduction	The amount deducted from the Accumulated Value on each Monthly Policy Date. It includes the Variable Account Charge, the Monthly Administrative Charge, the cost of insurance charge, and the monthly cost of any benefits provided by riders.

Monthly Guarantee Premium	The monthly premium level which will keep the guaranteed death benefit rider in force. If the guaranteed death benefit rider applies only until the younger Insured’s Attained Age 81, then the Monthly Guarantee Premium will be less than if you elect to have the guaranteed death benefit rider apply for the entire lifetimes of the two Insureds. If the guaranteed death benefit rider applies to a Policy, the Monthly Guarantee Premium will be stated in the Policy.

Monthly Policy Date	The day in each calendar month which is the same day of the month as the Date of Issue, or the last day of any month having no such date, except that whenever the Monthly Policy Date would otherwise fall on a date other than a Valuation Day, the Monthly Policy Date will be deemed to be the next Valuation Day.

Net Amount at Risk	The amount by which the Unadjusted Death Benefit exceeds the Accumulated Value.

Net Premium	The remainder of a premium after the deduction of the Premium Expense Charge.

Owner	The person(s) or entity(ies) entitled to exercise the rights granted in the Policy.

Planned Periodic Premium	The premium amount which you plan to pay at the frequency selected. You may request a reminder notice and may change the amount of the Planned Periodic Premium. You are not required to pay the designated amount.

Policy Anniversary	The same day and month as the Date of Issue in each later year.

Policy Year	A year that starts on the Date of Issue or on a Policy Anniversary.

Portfolio Rebalancing	Permits you to automatically rebalance the value in the Subaccounts on a semi-annual basis, based on your premium allocation percentages in effect at the time of the rebalancing.

Premium Expense Charge	A charge deducted from each premium payment which has two parts: one to cover the cost of state and local premium taxes, and the federal DAC Tax, and the other to cover distribution expenses incurred in connection with the Policies.

Rate Class	The classification of an Insured for cost of insurance purposes. The Rate Classes are: preferred nonsmoker; nonsmoker; preferred smoker; smoker; substandard and uninsurable.

Riders	Optional benefits that you may elect to add to the Policy at an additional cost.

Surrender Charge	The amount deducted from the Accumulated Value of the Policy upon lapse or surrender during the first 10 Policy Years or 10 years following an increase in Basic Coverage. The Surrender Charge is shown in the Policy and is discussed in Appendix B to this Prospectus.

Target Premium	The premium used in the determination of the amount of the Premium Expense Charge. This amount is shown in each Policy and is discussed in Appendix B to this Prospectus.

Unadjusted Death Benefit	Under Option A, the greater of the Face Amount or the applicable percentage of the Accumulated Value; under Option B, the greater of the Face Amount plus the Accumulated Value, or the applicable percentage of the Accumulated Value. The Death Benefit Option is selected at time of application but may be later changed.

Valuation Day	Each day that the New York Stock Exchange is open for business other than the day after Thanksgiving and any day on which trading is restricted by directive of the Securities and Exchange Commission. Unless otherwise indicated, whenever under a Policy an event occurs or a transaction is to be effected on a day that is not a Valuation Date, it will be deemed to have occurred on the next Valuation Date. A Valuation Day ends at the close of regular trading of the New York Stock Exchange.

Valuation Period	The time between two successive Valuation Days. Each Valuation Period includes a Valuation Day and any non-Valuation Day or consecutive non-Valuation Days immediately preceding it.

Variable Account	National Variable Life Insurance Account.

Withdrawal	A payment made at your request pursuant to the right in the Policy to withdraw a portion of the Cash Surrender Value of the Policy. The Withdrawal Charge will be deducted from the Withdrawal Amount.

Appendix A: Illustration of Death Benefits, Accumulated Values and Cash Surrender Values

The following tables illustrate how the Death Benefits, Accumulated Values and Cash Surrender Values of a Policy may change with the investment experience of the Variable Account. The tables show how the Death Benefits, Accumulated Values and Cash Surrender Values of a Policy issued to two Insureds of given age, sex and Rate Class would vary over time if the investment return on the assets held in each Portfolio of each of the Funds were a uniform, gross, annual rate of 0%, 6% and 12%. These gross rates of return do not include the deduction of the charges and expenses of the underlying Portfolios.

The tables on pages A-2 to A-7 illustrate a Policy issued with the Insureds being a male age 55 in the Standard Nonsmoker Rate Class and a female age 50 in the Preferred Nonsmoker Rate Class with a Face Amount of $1,000,000 and Planned Periodic Premiums of $10,000 paid at the beginning of each Policy Year. Both Death Benefit Option A and Death Benefit Option B are illustrated. The Death Benefits, Accumulated Values and Cash Surrender Values would be lower if either or both of the Insureds were in a nonsmoker, preferred smoker, smoker, substandard or uninsurable class since the cost of insurance charges are higher for these classes. Also, the values would be different from those shown if the gross annual investment returns averaged 0%, 6% and 12% over a period of years, but fluctuated above and below those averages during individual Policy Years. The net annual rate of return shown in the tables is the gross annual rate reduced to reflect the average investment advisory fee and average operating expenses of the Funds before reimbursement and the Variable Account Charge.

The second column of the tables shows the amount to which the premiums would accumulate if an amount equal to those premiums were invested to earn interest, after taxes, at 5% compounded annually. The columns shown under the heading “Guaranteed” assume that throughout the life of the policy, the monthly cost of insurance charge, the Premium Expense Charge, the Variable Account Charge, and the Monthly Administrative Charge are charged at the maximum level. The columns under the heading “Current” assume that throughout the life of the Policy, the monthly charge for the cost of insurance is based on the current cost of insurance rates and that the Premium Expense Charge, the Variable Account Charge and the Monthly Administrative Charges are assessed at current levels.

The amounts shown in all tables reflect an averaging of certain other asset charges described below that may be assessed under the Policy, depending upon how premiums are allocated. The total of these asset charges reflected in the Current and Guaranteed illustrations, not including the Variable Account Charge, is 90%. This total charge is based on an assumption that you allocate the Policy values equally among the Subaccounts of the Variable Account.

These other asset charges reflect an investment advisory fee of 0.67%, which represents a simple average of the fees incurred by the Portfolios during 2007, 0.07% for 12b-1 fees, which represents the simple average of the 12b-1 fees incurred by the Portfolios in 2007, and expenses of 0.17%, which is based on a simple average of the actual expenses incurred by the Portfolios during 2007. This total is based on the assumption that you allocate the Policy value equally among the Subaccounts of the Variable Account. These asset charges have not been adjusted take into account expense reimbursement arrangements. If the reimbursement arrangements were reflected, the Accumulated Values and Cash Surrender Values of a Policy which allocates Accumulated Value equally among the Subaccounts would be higher than those shown in the following tables. For information on Fund expenses, see the prospectuses for the Funds accompanying this prospectus.

The tables also reflect the fact that no charges for Federal or state income taxes are currently made against the Variable Accounts. If such a charge is made in the future, it would take a higher gross annual rate of return to produce the same Policy values.

The tables illustrate the Policy values that would result based upon the hypothetical investment rates of return if premiums are paid and allocated as indicated, no amounts are allocated to the Fixed Account, and no Policy loans are made. The tables are also based on the assumption that you have not requested an increase or decrease in the Face Amount, that no Withdrawals have been made and no transfers have been made in any Policy Year, and that no riders have been purchased.

Please note: Actual returns will fluctuate over time and likely will be both positive and negative. The actual values under the Policy could be significantly different from those shown even if actual returns averaged 0%, 6% and 12%, but fluctuated over and under those averages throughout the years shown. Depending on the timing and degree of fluctuation, the actual values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Policy unless the owner pays more than the stated premium.

Illustrated values may vary based on Policy variations required by individual states.

Upon request, we will provide a comparable illustration based upon the proposed Insureds’ Ages and Rate Classes, the Death Benefit Option, Face Amount, Planned Periodic Premiums and riders requested and state of issue.

NATIONAL LIFE
SENTINEL ESTATE PROVIDER LAST SURVIVOR FLEXIBLE
PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$1,000,000 FACE AMOUNT
MALE INSURED ISSUE AGE 55, STANDARD NONSMOKER
FEMALE INSURED ISSUE AGE 50, PREFERRED NONSMOKER
DEATH BENEFIT OPTION A, ANNUAL PREMIUM $10,000

ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 0% (NET ANNUAL RATE OF RETURN -1.70% IN THE FIRST 10 YEARS AND -1.20% THEREAFTER FOR THE CURRENT ILLUSTRATIONS, AND -1.80% IN ALL YEARS FOR THE GUARANTEED ILLUSTRATIONS.)

End	Premiums	Guaranteed			Current
of	Accumulated		Cash			Cash
Policy	at 5% Interest	Accumulated	Surrender	Death	Accumulated	Surrender	Death
Year	Per Year	Value	Value	Benefit	Value	Value	Benefit
1	10,500	7,620	0	1,000,000	7,628	0	1,000,000
2	21,525	14,988	4,988	1,000,000	15,012	5,012	1,000,000
3	33,101	22,085	12,085	1,000,000	22,131	12,131	1,000,000
4	45,256	28,888	18,888	1,000,000	28,963	18,963	1,000,000
5	58,019	35,371	25,371	1,000,000	36,127	26,127	1,000,000

6	71,420	41,506	33,339	1,000,000	43,156	34,989	1,000,000
7	85,491	47,261	41,094	1,000,000	50,046	43,879	1,000,000
8	100,266	52,600	48,433	1,000,000	56,792	52,625	1,000,000
9	115,779	57,484	55,317	1,000,000	63,390	61,223	1,000,000
10	132,068	61,866	61,699	1,000,000	69,833	69,666	1,000,000

11	149,171	65,690	65,690	1,000,000	77,828	77,828	1,000,000
12	167,130	68,883	68,883	1,000,000	85,658	85,658	1,000,000
13	185,986	71,354	71,354	1,000,000	93,308	93,308	1,000,000
14	205,786	72,985	72,985	1,000,000	100,749	100,749	1,000,000
15	226,575	73,641	73,641	1,000,000	107,970	107,970	1,000,000

16	248,404	73,176	73,176	1,000,000	114,944	114,944	1,000,000
17	271,324	71,424	71,424	1,000,000	121,643	121,643	1,000,000
18	295,390	68,207	68,207	1,000,000	128,035	128,035	1,000,000
19	320,660	63,337	63,337	1,000,000	134,079	134,079	1,000,000
20	347,193	56,574	56,574	1,000,000	139,731	139,731	1,000,000

25	501,135	0	0	0	159,587	159,587	1,000,000

30	697,608	0	0	0	151,427	151,427	1,000,000

The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

NATIONAL LIFE
SENTINEL ESTATE PROVIDER LAST SURVIVOR FLEXIBLE
PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$1,000,000 FACE AMOUNT
MALE INSURED ISSUE AGE 55, STANDARD NONSMOKER
FEMALE INSURED ISSUE AGE 50, PREFERRED NONSMOKER
DEATH BENEFIT OPTION A, ANNUAL PREMIUM $10,000

ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 6% (NET ANNUAL RATE OF RETURN 4.20% IN THE FIRST 10 YEARS AND 4.73% THEREAFTER FOR THE CURRENT ILLUSTRATIONS, AND 4.09% IN ALL YEARS FOR THE GUARANTEED ILLUSTRATIONS.)

End	Premiums	Guaranteed			Current
of	Accumulated		Cash			Cash
Policy	at 5% Interest	Accumulated	Surrender	Death	Accumulated	Surrender	Death
Year	Per Year	Value	Value	Benefit	Value	Value	Benefit
1	10,500	8,110	0	1,000,000	8,119	0	1,000,000
2	21,525	16,434	6,434	1,000,000	16,460	6,460	1,000,000
3	33,101	24,956	14,956	1,000,000	25,009	15,009	1,000,000
4	45,256	33,656	23,656	1,000,000	33,746	23,746	1,000,000
5	58,019	42,512	32,512	1,000,000	43,312	33,312	1,000,000

6	71,420	51,496	43,329	1,000,000	53,265	45,098	1,000,000
7	85,491	60,575	54,408	1,000,000	63,617	57,450	1,000,000
8	100,266	69,714	65,547	1,000,000	74,377	70,210	1,000,000
9	115,779	78,871	76,704	1,000,000	85,557	83,390	1,000,000
10	132,068	87,997	87,830	1,000,000	97,163	96,996	1,000,000

11	149,171	97,029	97,029	1,000,000	111,137	111,137	1,000,000
12	167,130	105,890	105,890	1,000,000	125,705	125,705	1,000,000
13	185,986	114,481	114,481	1,000,000	140,881	140,881	1,000,000
14	205,786	122,671	122,671	1,000,000	156,664	156,664	1,000,000
15	226,575	130,316	130,316	1,000,000	173,073	173,073	1,000,000

16	248,404	137,249	137,249	1,000,000	190,114	190,114	1,000,000
17	271,324	143,287	143,287	1,000,000	207,791	207,791	1,000,000
18	295,390	148,225	148,225	1,000,000	226,109	226,109	1,000,000
19	320,660	151,846	151,846	1,000,000	245,067	245,067	1,000,000
20	347,193	153,878	153,878	1,000,000	264,662	264,662	1,000,000

25	501,135	124,913	124,913	1,000,000	371,584	371,584	1,000,000

30	697,608	0	0	0	488,224	488,224	1,000,000

The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

NATIONAL LIFE
SENTINEL ESTATE PROVIDER LAST SURVIVOR FLEXIBLE
PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$1,000,000 FACE AMOUNT
MALE INSURED ISSUE AGE 55, STANDARD NONSMOKER
FEMALE INSURED ISSUE AGE 50, PREFERRED NONSMOKER
DEATH BENEFIT OPTION A, ANNUAL PREMIUM $10,000

ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 12% (NET ANNUAL RATE OF RETURN 10.10% IN THE FIRST 10 YEARS AND 10.66% THEREAFTER FOR THE CURRENT ILLUSTRATIONS, AND 9.98% IN ALL YEARS FOR THE GUARANTEED ILLUSTRATIONS.)

End	Premiums	Guaranteed			Current
of	Accumulated		Cash			Cash
Policy	at 5% Interest	Accumulated	Surrender	Death	Accumulated	Surrender	Death
Year	Per Year	Value	Value	Benefit	Value	Value	Benefit
1	10,500	8,601	0	1,000,000	8,610	0	1,000,000
2	21,525	17,939	7,939	1,000,000	17,967	7,967	1,000,000
3	33,101	28,063	18,063	1,000,000	28,124	18,124	1,000,000
4	45,256	39,024	29,024	1,000,000	39,131	29,131	1,000,000
5	58,019	50,877	40,877	1,000,000	51,724	41,724	1,000,000

6	71,420	63,676	55,509	1,000,000	65,574	57,407	1,000,000
7	85,491	77,481	71,314	1,000,000	80,804	74,637	1,000,000
8	100,266	92,358	88,191	1,000,000	97,546	93,379	1,000,000
9	115,779	108,377	106,210	1,000,000	115,947	113,780	1,000,000
10	132,068	125,608	125,441	1,000,000	136,166	135,999	1,000,000

11	149,171	144,126	144,126	1,000,000	160,608	160,608	1,000,000
12	167,130	164,002	164,002	1,000,000	187,594	187,594	1,000,000
13	185,986	185,306	185,306	1,000,000	217,385	217,385	1,000,000
14	205,786	208,099	208,099	1,000,000	250,256	250,256	1,000,000
15	226,575	232,448	232,448	1,000,000	286,534	286,534	1,000,000

16	248,404	258,435	258,435	1,000,000	326,570	326,570	1,000,000
17	271,324	286,158	286,158	1,000,000	370,759	370,759	1,000,000
18	295,390	315,743	315,743	1,000,000	419,540	419,540	1,000,000
19	320,660	347,352	347,352	1,000,000	473,409	473,409	1,000,000
20	347,193	381,173	381,173	1,000,000	532,920	532,920	1,000,000

25	501,135	592,914	592,914	1,000,000	940,593	940,593	1,006,434

30	697,608	935,134	935,134	1,000,000	1,619,627	1,619,627	1,700,608

The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

NATIONAL LIFE
SENTINEL ESTATE PROVIDER LAST SURVIVOR FLEXIBLE
PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$1,000,000 FACE AMOUNT
MALE INSURED ISSUE AGE 55, STANDARD NONSMOKER
FEMALE INSURED ISSUE AGE 50, PREFERRED NONSMOKER
DEATH BENEFIT OPTION B, ANNUAL PREMIUM $10,000

ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 0% (NET ANNUAL RATE OF RETURN -1.70% IN THE FIRST 10 YEARS AND -1.20% THEREAFTER FOR THE CURRENT ILLUSTRATIONS, AND -1.80% IN ALL YEARS FOR THE GUARANTEED ILLUSTRATIONS.)

End	Premiums	Guaranteed			Current
of	Accumulated		Cash			Cash
Policy	at 5% Interest	Accumulated	Surrender	Death	Accumulated	Surrender	Death
Year	Per Year	Value	Value	Benefit	Value	Value	Benefit
1	10,500	7,620	0	1,007,620	7,628	0	1,007,628
2	21,525	14,985	4,985	1,014,985	15,009	5,009	1,015,009
3	33,101	22,075	12,075	1,022,075	22,121	12,121	1,022,121
4	45,256	28,863	18,863	1,028,863	28,938	18,938	1,028,938
5	58,019	35,322	25,322	1,035,322	36,102	26,102	1,036,102

6	71,420	41,417	33,250	1,041,417	43,129	34,962	1,043,129
7	85,491	47,113	40,946	1,047,113	50,016	43,849	1,050,016
8	100,266	52,369	48,202	1,052,369	56,757	52,590	1,056,757
9	115,779	57,140	54,973	1,057,140	63,348	61,181	1,063,348
10	132,068	61,373	61,206	1,061,373	69,779	69,612	1,069,779

11	149,171	65,005	65,005	1,065,005	77,755	77,755	1,077,755
12	167,130	67,954	67,954	1,067,954	85,557	85,557	1,085,557
13	185,986	70,121	70,121	1,070,121	93,169	93,169	1,093,169
14	205,786	71,377	71,377	1,071,377	100,555	100,555	1,100,555
15	226,575	71,579	71,579	1,071,579	107,701	107,701	1,107,701

16	248,404	70,572	70,572	1,070,572	114,574	114,574	1,114,574
17	271,324	68,188	68,188	1,068,188	121,139	121,139	1,121,139
18	295,390	64,254	64,254	1,064,254	127,356	127,356	1,127,356
19	320,660	58,592	58,592	1,058,592	133,176	133,176	1,133,176
20	347,193	50,989	50,989	1,050,989	138,540	138,540	1,138,540

25	501,135	0	0	0	155,436	155,436	1,155,436

30	697,608	0	0	0	139,121	139,121	1,139,121

The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

NATIONAL LIFE
SENTINEL ESTATE PROVIDER LAST SURVIVOR FLEXIBLE
PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$1,000,000 FACE AMOUNT
MALE INSURED ISSUE AGE 55, STANDARD NONSMOKER
FEMALE INSURED ISSUE AGE 50, PREFERRED NONSMOKER
DEATH BENEFIT OPTION B, ANNUAL PREMIUM $10,000

ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 6% (NET ANNUAL RATE OF RETURN 4.20% IN THE FIRST 10 YEARS AND 4.73% THEREAFTER FOR THE CURRENT ILLUSTRATIONS, AND 4.09% IN ALL YEARS FOR THE GUARANTEED ILLUSTRATIONS.)

End	Premiums	Guaranteed			Current
of	Accumulated		Cash			Cash
Policy	at 5% Interest	Accumulated	Surrender	Death	Accumulated	Surrender	Death
Year	Per Year	Value	Value	Benefit	Value	Value	Benefit
1	10,500	8,110	0	1,008,110	8,118	0	1,008,118
2	21,525	16,430	6,430	1,016,430	16,456	6,456	1,016,456
3	33,101	24,944	14,944	1,024,944	24,997	14,997	1,024,997
4	45,256	33,627	23,627	1,033,627	33,717	23,717	1,033,717
5	58,019	42,452	32,452	1,042,452	43,280	33,280	1,043,280

6	71,420	51,383	43,216	1,051,383	53,230	45,063	1,053,230
7	85,491	60,380	54,213	1,060,380	63,576	57,409	1,063,576
8	100,266	69,398	65,231	1,069,398	74,328	70,161	1,074,328
9	115,779	78,383	76,216	1,078,383	85,494	83,327	1,085,494
10	132,068	87,270	87,103	1,087,270	97,080	96,913	1,097,080

11	149,171	95,978	95,978	1,095,978	111,022	111,022	1,111,022
12	167,130	104,407	104,407	1,104,407	125,544	125,544	1,125,544
13	185,986	112,429	112,429	1,112,429	140,651	140,651	1,140,651
14	205,786	119,880	119,880	1,119,880	156,336	156,336	1,156,336
15	226,575	126,573	126,573	1,126,573	172,605	172,605	1,172,605

16	248,404	132,296	132,296	1,132,296	189,451	189,451	1,189,451
17	271,324	136,816	136,816	1,136,816	206,861	206,861	1,206,861
18	295,390	139,877	139,877	1,139,877	224,817	224,817	1,224,817
19	320,660	141,209	141,209	1,141,209	243,289	243,289	1,243,289
20	347,193	140,489	140,489	1,140,489	262,238	262,238	1,262,238

25	501,135	89,562	89,562	1,089,562	361,372	361,372	1,361,372

30	697,608	0	0	0	449,599	449,599	1,449,599

The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

NATIONAL LIFE
SENTINEL ESTATE PROVIDER LAST SURVIVOR FLEXIBLE
PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$1,000,000 FACE AMOUNT
MALE INSURED ISSUE AGE 55, STANDARD NONSMOKER
FEMALE INSURED ISSUE AGE 50, PREFERRED NONSMOKER
DEATH BENEFIT OPTION B, ANNUAL PREMIUM $10,000

ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 12% (NET ANNUAL RATE OF RETURN 10.10% IN THE FIRST 10 YEARS AND 10.66% THEREAFTER FOR THE CURRENT ILLUSTRATIONS, AND 9.98% IN ALL YEARS FOR THE GUARANTEED ILLUSTRATIONS.)

End	Premiums	Guaranteed			Current
of	Accumulated		Cash			Cash
Policy	at 5% Interest	Accumulated	Surrender	Death	Accumulated	Surrender	Death
Year	Per Year	Value	Value	Benefit	Value	Value	Benefit
1	10,500	8,600	0	1,008,600	8,610	0	1,008,610
2	21,525	17,935	7,935	1,017,935	17,964	7,964	1,017,964
3	33,101	28,050	18,050	1,028,050	28,110	18,110	1,028,110
4	45,256	38,990	28,990	1,038,990	39,097	29,097	1,039,097
5	58,019	50,803	40,803	1,050,803	51,685	41,685	1,051,685

6	71,420	63,533	55,366	1,063,533	65,528	57,361	1,065,528
7	85,491	77,226	71,059	1,077,226	80,749	74,582	1,080,749
8	100,266	91,929	87,762	1,091,929	97,475	93,308	1,097,475
9	115,779	107,686	105,519	1,107,686	115,854	113,687	1,115,854
10	132,068	124,538	124,371	1,124,538	136,039	135,872	1,136,039

11	149,171	142,514	142,514	1,142,514	160,428	160,428	1,160,428
12	167,130	161,632	161,632	1,161,632	187,333	187,333	1,187,333
13	185,986	181,885	181,885	1,181,885	217,003	217,003	1,217,003
14	205,786	203,236	203,236	1,203,236	249,692	249,692	1,249,692
15	226,575	225,625	225,625	1,225,625	285,705	285,705	1,285,705

16	248,404	248,971	248,971	1,248,971	325,357	325,357	1,325,357
17	271,324	273,169	273,169	1,273,169	368,997	368,997	1,368,997
18	295,390	298,094	298,094	1,298,094	417,001	417,001	1,417,001
19	320,660	323,601	323,601	1,323,601	469,780	469,780	1,469,780
20	347,193	349,489	349,489	1,349,489	527,776	527,776	1,527,776

25	501,135	471,489	471,489	1,471,489	913,790	913,790	1,913,790

30	697,608	515,107	515,107	1,515,107	1,512,698	1,512,698	2,512,698

The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

Appendix B: Joint Age Calculation

To calculate Joint Age, the two insureds ages are converted to adjusted ages, the difference in the adjusted ages is converted to an add-on, and the add-on is added to the adjusted age of the younger insured.

Step 1: Sex Adjustment
Make the following adjustment to each insured’s age based on sex:

Male:	Subtract 0
Female:	Subtract 5

Step 2: Tobacco Adjustment
Take the results from Step 1 and make the following adjustment to each insured’s age based on tobacco use:

Male Tobacco:	Add 3
Female Tobacco:	Add 2

Step 3: Substandard Rating Adjustment:
Take the results from Step 2 and make the following adjustment to each insured’s age based on substandard rating table:

Table A	(125%)	Add 2	Table F	(250%)	Add 12
Table B	(150%)	Add 4	Table H	(300%)	Add 14
Table C	(175%)	Add 6	Table J	(350%)	Add 15
Table D	(200%)	Add 8	Table L	(400%)	Add 16
Table E	(225%)	Add 10	Table P	(500%)	Add 19

If the adjusted age exceeds 100, then cap the adjusted age at 100.

Step 4: Uninsurables:
An adjusted age of 100 will be used for all uninsurables.

Step 5: Age Add-on:
Take the difference of the adjusted ages and determine the add-on from the following table:

0	0
1-2	1
3-4	2
5-6	3
7-9	4
10-12	5
13-15	6
16-18	7
19-23	8
24-28	9
29-34	10
35-39	11
40-44	12
45-47	13
48-50	14
51-53	15
54-56	16
57-60	17
61-64	18
65-69	19
70-75	20
76-85	21

Step 6: Joint Age:
Add the add-on from Step 5 to the younger adjusted age to get the Joint Age.

B-1

Target Premiums and Surrender Charges
(Annual rates per $1000 of Basic Coverage)

The initial surrender charge is level for the number of years indicated below. Following this level period, the surrender charge decreases linearly by month until it is zero at the beginning of the 11th year. These charges do not apply to Policies issued in New York - see Appendix C for the initial surrender charges that apply to Policies issued in New York.

		Initial	Level			Initial	Level
	Target	Surrender	Period		Target	Surrender	Period
Joint Age	Premium	Charge	(years)	Joint Age	Premium	Charge	(years)
15 or less	2.40	2.40	5	53	11.70	11.70	5
16	2.50	2.50	5	54	12.90	12.90	5
17	2.60	2.60	5	55	14.05	14.05	5
18	2.65	2.65	5	56	15.25	15.25	5
19	2.75	2.75	5	57	16.45	16.45	5
20	2.80	2.80	5	58	17.65	17.65	5
21	2.90	2.90	5	59	18.80	18.80	5
22	3.00	3.00	5	60	20.00	20.00	5
23	3.10	3.10	5	61	20.75	20.75	5
24	3.20	3.20	5	62	21.50	21.50	5
25	3.30	3.30	5	63	22.70	22.70	5
26	3.35	3.35	5	64	23.90	23.90	5
27	3.45	3.45	5	65	25.05	25.05	5
28	3.60	3.60	5	66	26.25	26.25	5
29	3.70	3.70	5	67	27.45	27.45	5
30	3.80	3.80	5	68	28.65	28.65	5
31	3.90	3.90	5	69	29.80	29.80	5
32	4.00	4.00	5	70	31.00	31.00	5
33	4.15	4.15	5	71	31.75	31.75	5
34	4.30	4.30	5	72	32.50	32.50	5
35	4.50	4.50	5	73	33.45	33.45	5
36	4.70	4.70	5	74	34.40	34.40	5
37	4.85	4.85	5	75	35.30	35.30	5
38	5.05	5.05	5	76	36.25	36.25	5
39	5.30	5.30	5	77	37.20	37.20	5
40	5.50	5.50	5	78	38.15	38.15	4
41	5.65	5.65	5	79	39.05	39.05	4
42	5.80	5.80	5	80	40.00	40.00	3
43	6.35	6.35	5	81	40.00	41.00	3
44	6.85	6.85	5	82	40.00	42.00	3
45	7.40	7.40	5	83	40.00	43.00	2
46	7.90	7.90	5	84	40.00	44.00	2
47	8.45	8.45	5	85	40.00	45.00	1
48	8.95	8.95	5	86	40.00	46.00	1
49	9.50	9.50	5	87	40.00	47.00	1
50	10.00	10.00	5	88	40.00	48.00	1
51	10.25	10.25	5	89	40.00	49.00	0
52	10.50	10.50	5	90	40.00	50.00	0

B-2

Appendix C: New York Surrender Charge Information

Sentinel Estate Provider – New York
Target Premiums and Surrender Charges
(Annual rates per $1,000 of Basic Coverage)

The initial surrender charge is level for the number of years indicated below. Following this level period, the surrender charge decreases linearly by month until it is zero at the beginning of the 11th year.

		Initial	Level			Initial	Level
	Target	Surrender	Period		Target	Surrender	Period
Joint Age	Premium	Charge	(years)	Joint Age	Premium	Charge	(years)
Up to 15	2.40	2.40	5	53	11.70	11.70	5
16	2.50	2.50	5	54	12.90	12.90	5
17	2.60	2.60	5	55	14.05	14.05	5
18	2.65	2.65	5	56	15.25	15.25	4
19	2.75	2.75	5	57	16.45	16.31	4
20	2.80	2.80	5	58	17.65	16.99	4
21	2.90	2.90	5	59	18.80	17.36	4
22	3.00	3.00	5	60	20.00	18.59	3
23	3.10	3.10	5	61	20.75	19.50	3
24	3.20	3.20	5	62	21.50	19.99	3
25	3.30	3.30	5	63	22.70	21.06	3
26	3.35	3.35	5	64	23.90	21.63	3
27	3.45	3.45	5	65	25.05	22.89	3
28	3.60	3.60	5	66	26.25	23.53	3
29	3.70	3.70	5	67	27.45	24.96	3
30	3.80	3.80	5	68	28.65	25.66	3
31	3.90	3.90	5	69	29.80	27.25	3
32	4.00	4.00	5	70	31.00	28.04	3
33	4.15	4.15	5	71	31.75	28.84	3
34	4.30	4.30	5	72	32.50	29.66	3
35	4.50	4.50	5	73	33.45	31.60	3
36	4.70	4.70	5	74	34.40	32.54	3
37	4.85	4.85	5	75	35.30	33.50	3
38	5.05	5.05	5	76	36.25	34.49	3
39	5.30	5.30	5	77	37.20	36.80	3
40	5.50	5.50	5	78	38.15	37.94	3
41	5.65	5.65	5	79	39.05	39.13	3
42	5.80	5.80	5	80	40.00	40.37	3
43	6.35	6.35	5	81	40.00	41.00	3
44	6.85	6.85	5	82	40.00	42.00	3
45	7.40	7.40	5	83	40.00	43.00	3
46	7.90	7.90	5	84	40.00	44.00	3
47	8.45	8.45	5	85	40.00	45.00	3
48	8.95	8.95	5	86	40.00	46.00	2
49	9.50	9.50	5	87	40.00	47.00	2
50	10.00	10.00	5	88	40.00	48.00	2
51	10.25	10.25	5	89	40.00	49.00	2
52	10.50	10.50	5	90	40.00	50.00	2

C-1

Appendix D: Overloan Protection Rider

Exhibit I
Male, Nonsmoker, Attained Age = 75, Option
A Death Benefit		20 Year Projection after OPR Exercise
Form 7206(0395)		Crediting rate on unloaned AV			7%
		Variable Loan Rate			6%

						End of Year	End of
					End of Year	Cash	Year
Policy Values before OPR			Attained	End of	Outstanding	Surrender	Death
exercise:		Year	Age	Year AV	Loan	Value	Benefit
		1	75	102,279	101,230	1,049	107,393
Face Amount	$ 75,000	2	76	108,426	107,304	1,122	113,847
Accumulated Value	$ 100,000	3	77	114,943	113,742	1,201	120,690
GPT Corridor Factor	1.05	4	78	121,851	120,567	1,285	127,944
Death Benefit	$ 105,000	5	79	129,175	127,801	1,375	135,634
Outstanding Loan	$ 95,500	6	80	136,939	135,469	1,471	143,786
		7	81	145,170	143,597	1,574	152,429
Exercise Charge Percentage	3.52%	8	82	153,896	152,212	1,684	161,591
Exercise Charge	3,520	9	83	163,147	161,345	1,802	171,304
		10	84	172,954	171,026	1,928	181,601
Policy Values after OPR
exercise:		11	85	183,350	181,288	2,063	192,518
Face Amount	$ 75,000	12	86	194,372	192,165	2,207	204,091
Accumulated Value	$ 96,480	13	87	206,056	203,695	2,362	216,359
GPT Corridor Factor	1.05	14	88	218,443	215,916	2,527	229,365
Death Benefit	$ 101,304	15	89	231,575	228,871	2,704	243,154
Outstanding Loan	$ 95,500	16	90	245,497	242,604	2,893	257,772
		17	91	260,255	257,160	3,096	273,268
		18	92	275,902	272,589	3,312	289,697
		19	93	292,489	288,945	3,544	307,113
		20	94	310,074	306,281	3,792	325,577

Exhibit II
Male Nonsmoker/Female Nonsmoker, Attained Age = 75/75, Option
A Death Benefit		20 Year Projection after OPR Exercise
Form 7207(0395)		Crediting rate on unloaned AV			7%
		Variable Loan Rate			6%

						End of Year
					End of Year	Cash	End of
Policy Values before			Attained	End of	Outstanding	Surrender	Year Death
OPR exercise:		Year	Age	Year AV	Loan	Value	Benefit
		1	75	102,824	101,230	1,594	107,966
Face Amount	$ 75,000	2	76	109,010	107,304	1,706	114,460
Accumulated Value	$ 100,000	3	77	115,567	113,742	1,825	121,346
GPT Corridor Factor	1.05	4	78	122,520	120,567	1,953	128,646
Death Benefit	$ 105,000	5	79	129,890	127,801	2,090	136,385
Outstanding Loan	$ 95,500	6	80	137,705	135,469	2,236	144,590

D-1

Exhibit II
Male Nonsmoker/Female Nonsmoker, Attained Age = 75/75, Option
A Death Benefit		20 Year Projection after OPR Exercise
Form 7207(0395)		Crediting rate on unloaned AV			7%
		Variable Loan Rate			6%

						End of Year
					End of Year	Cash	End of
Policy Values before			Attained	End of	Outstanding	Surrender	Year Death
OPR exercise:		Year	Age	Year AV	Loan	Value	Benefit
		7	81	145,989	143,597	2,393	153,289
Exercise Charge
Percentage	3.01%	8	82	154,773	152,212	2,560	162,511
Exercise Charge	3,010	9	83	164,085	161,345	2,739	172,289
		10	84	173,957	171,026	2,931	182,655
Policy Values after
OPR exercise:		11	85	184,424	181,288	3,136	193,645
Face Amount	$ 75,000	12	86	195,521	192,165	3,356	205,297
Accumulated Value	$ 96,990	13	87	207,285	203,695	3,591	217,650
GPT Corridor Factor	1.05	14	88	219,758	215,916	3,842	230,746
Death Benefit	$ 101,840	15	89	232,982	228,871	4,111	244,631
Outstanding Loan	$ 95,500	16	90	247,002	242,604	4,399	259,352
		17	91	261,866	257,160	4,707	274,960
		18	92	277,625	272,589	5,036	291,507
		19	93	294,333	288,945	5,389	309,050
		20	94	312,047	306,281	5,766	327,650

D-2

Appendix E: Statement of Additional Information Table of Contents

E-1

The Statement of Additional Information contains further information about the Policies and is incorporated by reference (legally considered to be part of this prospectus). A table of contents for the Statement of Additional Information is on the last page of this prospectus. You may request a free copy by writing to National Life Insurance Company, National Life Drive, Montpelier, Vermont 05604 or by calling 1-800-732-8939. Please contact your registered representative or National Life if you have any questions or would like to request other information about the Policies such as personalized illustrations of an Insured’s Death Benefit, Cash Surrender Value and Policy Values.

The Statement of Additional Information is also available at National Life’s website at www.nationallife.com. Information about the Policy (including the Statement of Additional Information) can also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the public reference room. This information is also available on the SEC’s Internet site at http://www.sec.gov, and copies may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549-0102.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with information that is different.

Investment Company Act of 1940 Registration File No. 811-9044

NATIONAL LIFE INSURANCE COMPANY

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

SENTINEL ESTATE PROVIDER SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE POLICY

STATEMENT OF ADDITIONAL INFORMATION

OFFERED BY
NATIONAL LIFE INSURANCE COMPANY
National Life Drive
Montpelier, Vermont 05604

This Statement of Additional Information expands upon subjects discussed in the current prospectus for the Sentinel Estate Provider Survivorship Variable Universal Life Insurance Policy (“Policy”) offered by National Life Insurance Company. You may obtain a copy of the prospectus dated May 1, 2007 by calling 1-800-732-8939, by writing to National Life Insurance Company, One National Life Drive, Montpelier, Vermont 05604, by accessing National Life’s website at www.nationallife.com, or by accessing the SEC’s website at www.sec.gov. Definitions of terms used in the current prospectus for the Policy are incorporated in this Statement of Additional Information.

This Statement of Additional Information is
not a prospectus and should be read only in
conjunction with the prospectus for the Policy.

Dated May 1, 2007

i

NATIONAL LIFE INSURANCE COMPANY

National Life Insurance Company (“National Life,” “we,” “our,” or “us”) is the insurance company that issues the Sentinel Estate Provider variable universal life insurance policy (the “Policy”). National Life is authorized to conduct a life insurance and annuity business in all 50 states and the District of Columbia. It was originally chartered as a mutual life insurance company in 1848. It is now a stock life insurance company. All of its outstanding stock is indirectly owned by National Life Holding Company, a mutual insurance holding company established under Vermont law on January 1, 1999. All policyholders of National Life, including all the Owners of the Policies, are voting members of National Life Holding Company.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

National Variable Life Insurance Account (the “Variable Account”) was established by National Life on February 1, 1985. It is a separate investment account to which we allocate assets to support the benefits payable under the Policies, other policies we currently issue, and other variable life insurance policies we may issue in the future. The Variable Account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, and qualifies as a “separate account” within the meaning of the federal securities laws. Such registration does not involve any supervision of the management or investment practices or policies of the Variable Account by the SEC.

The independent public registered public accounting firm for the Variable Account is PricewaterhouseCoopers LLP. This firm annually performs an audit on the financial statements of the Variable Account, and provides a report to the Board of Directors of National Life. PricewaterhouseCoopers LLP also acts as the independent public accountants for National Life.

THE PORTFOLIOS

The portfolios invested in by the Variable Account are part of mutual funds registered with the SEC as open-end investment companies. You should know that such registration does not involve supervision of the management or investment practices of the portfolios by the SEC.

PREMIUMS

Credit to Home Office Employees. We offer a one time credit to Home Office employees who purchase a Policy, as both Owner and one of the two Insureds. This one time credit will be 50% of the Target Premium on the Policy. The amount of the credit will be added to the initial premium payment you submit. Thus, the credit will be included in premium payments for purposes of calculating and deducting the Premium Tax Charge. If the Policy is surrendered, we will not recapture the credit. The amount of the credit will not be included for purposes of calculating agent compensation for the sale of the Policy.

DISTRIBUTION OF THE POLICIES

Equity Services, Inc. (“ESI”) is responsible for distributing the Policies pursuant to a distribution agreement with us. ESI serves as principal underwriter for the Policies. ESI, a Vermont corporation and an affiliate of National Life, is located at One National Life Drive, Montpelier, Vermont 05604.

We offer the Policies to the public on a continuous basis through ESI. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

ESI offers the Policies through its sales representatives. ESI has also entered into selling agreements with other broker-dealers for sales of the Policies through their sales representatives. Sales representatives must be licensed as insurance agents and appointed by us.

1

We pay commissions to ESI for sales of the Policies. To promote sales of the Policies and consistent with NASD Conduct Rules, National Life and/or ESI may contribute amounts to various non-cash and cash incentives paid to registered representatives in addition to sales commissions, including (1) sponsoring educational programs, (2) sponsoring sales contests and/or promotions in which participants receive prizes such as travel, merchandise, hardware and/or software; (3) paying for occasional meals, lodging and/or entertainment; and/or (4) making cash payments in lieu of business expense reimbursements the amounts of which may be based on the sales of the Policies.

Commissions paid on the Policy, as well as other incentives or payments, are not charged directly to the Policy Owners or the Variable Account. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy.

ESI received underwriting commissions in connection with the Policies in the following amounts during the periods indicated:

Fiscal year	Aggregate Amount of	Aggregate Amount of Commissions Retained by ESI After
	Commissions Paid to ESI*	Payments to its Registered Persons and Other Broker-Dealers
2004	$370,864	$0
2005	$408,917	$0
2006	$521,027	$0

* Includes sales compensation paid to registered persons of ESI.

ESI passes through commissions it receives and does not retain any override as distributor for the Policies.

From time to time National Life, in conjunction with ESI, may conduct special sales programs.

CONTRACTUAL ARRANGEMENTS BETWEEN NATIONAL LIFE AND THE FUNDS’ INVESTMENT ADVISORS OR DISTRIBUTORS

We have entered into or may enter into agreements pursuant to which the Funds’ advisor or distributor or an affiliate pays us a fee, which may differ, based upon an annual percentage of the average net asset amount we invest on behalf of the Variable Account and our other separate accounts for administration and other services. ESI has also entered into agreements pursuant to which the Funds’ distributor pays ESI a fee, which may differ, based upon an annual percentage of average net assets amount we invest on behalf of the Variable Account and other separate accounts for distribution and other services. The amount of this compensation with respect to the Policy during 2006, which is based upon the indicated percentages of assets of each Fund attributable to the Policy, is shown below:

		Revenues Received by National
Portfolios of the	% of Assets	Life During 2006*
AIM Variable Insurance Funds Series I Shares	0.25%	$962.91
Alger American Fund	0.10%	$458.69
American Century Variable Portfolios, Inc.	0.25%[1]	$4,232.21
Dreyfus Variable Investment Fund and
Dreyfus Socially Responsible Growth Fund, Inc.	0.20%	$199.97
Fidelity® Variable Insurance Products	0.10%[2]	$9,785.00
Franklin Templeton Variable Insurance Products Trust	0.35%[3]	$1,488.17
J.P. Morgan Series Trust II	0.20%	$1,236.80
Neuberger Berman Advisers Management Trust	0.15%[4]	$1,314.61
DWS Variable Series II	0.40%[3]	$206.14
T. Rowe Price Equity Series, Inc.	0.25%[5]	$711.11
Wells Fargo Variable Trust	0.25%[3]	$3,211.65

*Note: Revenues received by National Life during 2006 includes revenues received for services rendered in 2005.
10.10% on the VP Inflation Protection Portfolio.
20.05% with respect to the Index 500 Portfolio.
3Includes 0.25% payable under the Fund’s 12b-1 Plan.
4The Fasciano Portfolio offers only an S-Series class, which has a 0.25% 12b-1 fee which is also paid to ESI.

2

5The 0.25% payment shown in the table is payable under the Fund’s 12b-1 plan. In addition, the Fund’s adviser will pay to National Life for administrative services an amount equal to 0.15% of the amount, if any, by which the shares held by National Life separate accounts exceed $25 million.

These arrangements may change from time to time, and may include more Funds in the future.

TERMS OF UNDERLYING FUND PARTICIPATION AGREEMENTS

The participation agreements under which the Funds sell their shares to subaccounts of the Variable Account contain varying termination provisions. In general, each party may terminate at its option with specified advance written notice, and may also terminate in the event of specific regulatory or business developments.

Should an agreement between National Life and a Fund terminate, the subaccounts which invest in that Fund may not be able to purchase additional shares of such Fund. In that event, you will no longer be able to transfer Accumulated Values or allocate Net Premiums to subaccounts investing in Portfolios of such Fund.

Additionally, in certain circumstances, it is possible that a Fund or a Portfolio of a Fund may refuse to sell its shares to a subaccount despite the fact that the participation agreement between the Fund and us has not been terminated. Should a Fund or Portfolio of such Fund decide not to sell its shares to us, we will not be able to honor your requests to allocate cash values or Net Premiums to subaccounts investing in shares of that Fund or Portfolio.

The Funds are available to registered separate accounts of insurance companies, other than National Life, offering variable annuity contracts and variable life insurance policies or qualified retirement plans, or to certain pension or retirement plans qualifying under Section 401 of the Internal Revenue Code. As a result, there is a possibility that a material conflict may arise as a result of such “mixed and shared” investing. That is, it is possible that a material conflict could arise between the interests of Owners with Accumulated Value allocated to the Variable Account and the owners of life insurance policies, variable annuity contracts, or of certain retirement or pension plans issued by such other companies whose values are allocated to one or more other separate accounts investing in any one of the Funds.

In the event of a material conflict, we will take any necessary steps, including removing the Variable Account from that Fund, to resolve the matter. The Board of Directors or Trustees of the Funds intend to monitor events in order to identify any material conflicts that possibly may arise and to determine what action, if any, should be taken in response to those events or conflicts. See the individual Fund prospectuses for more information.

UNDERWRITING PROCEDURES

In most cases we will perform an evaluation of a proposed Insured’s health and other mortality risk factors before issuing a Policy. This process is often referred to as “underwriting”. We will request that a number of questions about the proposed Insured be answered on the application for a Policy, and we may require a telephone conference, certain medical tests, and/or a medical examination. When we have evaluated all the necessary information, we will place each of the two proposed Insureds into one of the following Rate Classes:

-     preferred nonsmoker,
-     nonsmoker,
-     preferred smoker,
-     smoker,
-     substandard, and uninsurable.

The uninsurable rate class is not available in New York.

The Rate Class into which an Insured is placed will affect both the guaranteed and the current cost of insurance rates. Smoker and substandard classes reflect higher mortality risks. In an otherwise identical Policy, an Insured in a preferred or standard class will have a lower Cost of Insurance Charge than an Insured in a substandard class with higher mortality risks. Nonsmoking Insureds will generally incur lower cost of insurance rates than Insureds who are classified as smokers.

3

We may also issue Policies on a guaranteed issue basis, where no medical underwriting is required prior to issuance of a Policy. Current cost of insurance rates for Policies issued on a guaranteed issue basis may be higher than current cost of insurance rates for healthy Insureds who undergo medical underwriting.

The guaranteed maximum cost of insurance rates will be set forth in your Policy, and will depend on:

-	each Insured’s Issue Age,
-	each Insured’s sex,
-	the substandard or uninsurable status of either Insured, if applicable
-	the coverage’s Duration,
-	whether the coverage is Basic Coverage or Additional Coverage (guaranteed rates are higher for Additional Coverage), and
-	the 1980 Commissioners Standard Ordinary Mortality Table.

The actual cost of insurance rates used ("current rates") will depend on:

-	each Insured’s sex,
-	each Insured’s Rate Class,
-	each Insured’s Issue Age,
-	the coverage’s Duration,
-	whether the coverage is Basic Coverage or Additional Coverage (however, current rates for Additional Coverage may be higher or lower than for Basic Coverage), and
-	our expectation of future mortality experience.

For Policies issued in states which require “unisex” policies or in conjunction with employee benefit plans, the guaranteed maximum cost of insurance rate will use the 1980 Commissioners Standard Ordinary Mortality Tables NB and SB.

From time to time, we may also offer promotional programs under which a proposed Insured may apply for a Policy subject to minimal underwriting subject to certain restrictions (e.g., if the proposed Insured has purchased a fully underwritten life insurance policy at Preferred or Standard rates from a company on our approved list (a) within the past three years or (b) within the past five years and had a full physical exam in the last 24 months).

INCREASES IN FACE AMOUNT

You should be aware that if you increase the Face Amount of your Policy, this will generally affect the total Net Amount at Risk. This will normally increase the monthly Cost of Insurance Charges. In addition, the Insured may be in a different Rate Class as to the increase in insurance coverage. We use separate cost of insurance rates for the Initial Face Amount and any increases in Face Amount. For the Initial Face Amount we use the rate for the Insured’s Rate Class on the Date of Issue. For each increase in Face Amount, we use the rate for the Insured’s Rate Class at the time of the increase. If the Unadjusted Death Benefit is calculated as the Accumulated Value times the specified percentage, we use the rate for the Rate Class for the Initial Face Amount for the amount of the Unadjusted Death Benefit in excess of the total Face Amount for Option A, and in excess of the total Face Amount plus the Accumulated Value for Option B.

We calculate the Net Amount at Risk separately for the Initial Face Amount and increases in Face Amount. In determining the Net Amount at Risk for each increment of Face Amount, we first consider the Accumulated Value part of the Initial Face Amount. If the Accumulated Value exceeds the Initial Face Amount, we consider it as part of any increases in Face Amount in the order such increases took effect.

Each increase in Face Amount will begin a new period of Surrender Charges in effect for 15 years from the date of the increase. This additional Surrender Charge is based on the Face Amount of the increase only. We describe this additional Surrender Charge in detail in the “Surrender Charge” section of the prospectus.

4

OTHER POLICY PROVISIONS

Indefinite Policy Duration

The Policy can remain in force indefinitely (in New York, Texas and Maryland, however, the Policy matures at the younger Insured’s Attained Age 100, at which time we will pay the Cash Surrender Value to you in one sum unless you have chosen a Payment Option, and the Policy will terminate). However, for a Policy to remain in force after the younger Insured reaches Attained Age 100, if the Face Amount is greater than the Accumulated Value, the Face Amount will automatically be decreased to the current Accumulated Value, and all Accumulated Value is transferred to the Fixed Account. Also, at the younger Insured’s Attained Age 100 Option B automatically becomes Option A, and no premium payments are allowed after the younger Insured’s Attained Age 100. Loan repayments are allowed, however. Monthly Deductions cease at the younger Insured’s Attained Age 100. The tax treatment of a Policy’s Accumulated Value after Age 100 is unclear, and you may wish to discuss this treatment with a tax advisor.

The Policy

The Policy and the application are the entire contract. Only statements made in the applications can be used to void the Policy or deny a claim. The statements are considered representations and not warranties. Only one of National Life’s duly authorized officers or registrars can agree to change or waive any provisions of the Policy, and only in writing. As a result of differences in applicable state laws, certain provisions of the Policy may vary from state to state.

Ownership

The Owner is named in the application or thereafter changed. While either of the two Insureds is living, the Owner is entitled to exercise any of the Policy’s rights. If the Owner dies before the last to die of the two Insureds, these rights will vest in the estate of the Owner, unless otherwise provided.

Beneficiary

You designate the Beneficiary in the application for the Policy. You may change the Beneficiary during the lifetime of either of the two Insureds by sending us a written notice. The interest of any Beneficiary who dies before the last to die of the two Insureds shall vest in you unless you otherwise provide.

Change of Owner and Beneficiary

As long as the Policy is in force, you may change the Owner or Beneficiary by sending us an acceptable written request. The change will take effect as of the date the request is signed, whether or not the Insureds are living when the request is received by us. We will not be responsible for any payment made or action taken before we receive the written request. A change of Owner may have tax consequences.

Split Dollar Arrangements

You may enter into a Split Dollar Arrangement among the Owners or another person or persons under which the payment of premiums and the right to receive the benefits under the Policy (i.e., Cash Surrender Value or Death Benefit) are split between the parties. There are different ways of allocating such rights.

For example, an employer and employee might agree that under a Policy on the lives of the employee and his or her spouse, the employer will pay the premiums and will have the right to receive the Cash Surrender Value. The employee may designate the Beneficiary to receive any Death Benefit in excess of the Cash Surrender Value. If the employee and his or her spouse both die while such an arrangement is in effect, the employer would receive from the Death Benefit the amount which the employer would have been entitled to receive upon surrender of the Policy and the employee’s Beneficiary would receive the balance of the proceeds.

No transfer of Policy rights pursuant to a Split Dollar Arrangement will be binding on us unless in writing and received by us. We do not assess any specific charge for Split Dollar Arrangements.

5

The IRS has issued guidance affecting Split Dollar Arrangements. Any parties who elect to enter into a Split Dollar Arrangement should consult their own tax advisers regarding the tax consequences of such an arrangement.

Assignments

You may assign any and all rights under the Policy. We are not bound by an assignment unless it is in writing and we have received it at our Home Office. We assume no responsibility for determining whether an assignment is valid or the extent of the assignee’s interest. All assignments will be subject to any Policy loan. The interest of any Beneficiary or other person will be subordinate to any assignment. A payee who is not also the Owner may not assign or encumber Policy benefits, and to the extent permitted by applicable law, such benefits are not subject to any legal process for the payment of any claim against the payee. An assignment of the Policy may have tax consequences.

Suicide

If either Insured dies by suicide, while sane or insane, within two years from the Date of Issue of the Policy (except where state law requires a shorter period), or within two years of the effective date of a reinstatement (unless otherwise required by state law), our liability is limited to the payment to the Beneficiary of a sum equal to the premiums paid less any Policy loan and accrued interest and any Withdrawals (since the date of reinstatement, in the case of a suicide within two years of the effective date of a reinstatement), or other reduced amount provided by state law.

If either Insured dies by suicide within two years (or shorter period required by state law) from the effective date of any Policy change which increases the Unadjusted Death Benefit and for which an application is required, the amount which we will pay with respect to the increase will be the Cost of Insurance Charges previously made for such increase (unless otherwise required by state law).

Dividends

The Policy is participating; however, no dividends are expected to be paid on the Policy. If dividends are ever declared, they will be paid in cash, or paid in the form required by the applicable state. At the time of the death of the last to die of the two Insureds, the Death Benefit will be increased by dividends payable, if any.

Correspondence

All correspondence to you is deemed to have been sent to you if mailed to you at your last address known to us.

Settlement Options

In lieu of a single sum payment on death or surrender, you may elect to apply the Death Benefit under any one of the fixed-benefit Settlement Options provided in the Policy. (Even if the Death Benefit under the Policy is excludible from income, payments under Settlement Options may not be excludible in full. This is because earnings on the Death Benefit after the last to die of the two insureds are taxable and payments under the Settlement Options generally include such earnings. You should consult a tax advisor as to the tax treatment of payments under the Settlement Options.) The options are described below.

Payment of Interest Only. We will pay interest at a rate of 3.5% per year on the amount of the proceeds retained by us. Upon the earlier of the payee’s death or the end of a chosen period, the proceeds retained will be paid to the payee or his or her estate.

Payments for a Stated Time. We will make equal monthly payments, based on an interest rate of 3.5% per annum, for the number of years you select.

Payments for Life. We will make equal monthly payments, based on an interest rate of 3.5% per annum, for a guaranteed period and thereafter during the life of a chosen person. Guaranteed payment periods may be elected for 0, 10, 15, or 20 years or for a refund period, at the end of which the total payments will equal the proceeds placed under the option.

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Payments of a Stated Amount. We will make equal monthly payments until the proceeds, with interest at 3.5% per year on the unpaid balance, have been paid in full. The total payments in any year must be at least $10 per month for each thousand dollars of proceeds placed under this option.

Life Annuity. We will make equal monthly payments in the same manner as in the above Payments for Life option except that the amount of each payment will be the monthly income provided by our then current settlement rates on the date the proceeds become payable. No additional interest will be paid.

Joint and Two Thirds Annuity. We will make equal monthly payments, based on an interest rate of 3.5% per year, while two chosen persons are both living. When either chosen person dies, we will continue to make two-thirds of the amount of those payments during the life of the survivor. We may require proof of the ages of the chosen persons.

50% Survivor Annuity. We will make equal monthly payments, based on an interest rate of 3.5% per year, during the lifetime of the chosen primary person. When the primary chosen person dies, we will continue to pay 50% of the amount of those payments during the lifetime of the secondary chosen person. We may require proof of the ages of the chosen persons.

We may pay interest in excess of the stated amounts under the first four options listed above, but not the last three. Under the first two, and the fourth options above, the payee has the right to change options or to withdraw all or part of the remaining proceeds. For additional information concerning the payment options, see the Policy.

OPTIONAL BENEFITS

The following optional benefits, which are subject to the restrictions and limitations set forth in the applicable Policy Riders, may be included in a Policy at your option, if the Insureds meet any applicable underwriting requirements. Election of any of these optional benefits may involve an additional cost. Two other optional benefits, the Guaranteed Death Benefit, and the Additional Protection Benefit, are described in the prospectus.

Policy Split Option

If you elect the policy split option rider, you will have the right to split the Face Amount and Accumulated Value of a Policy into two single life whole life insurance contracts on the lives of each of the two Insureds, in the event of divorce or a material change in federal estate tax law. The two single life contracts may be any traditional whole life insurance, universal or variable life insurance contract we are then offering. This rider is available only at issue, only to Insureds legally married to each other, only where both Insureds are not in a substandard Rate Class with a rating in excess of 250% and not uninsurable, and only where neither Insured is older than age 80. We will allow you to exercise the option to split the Policy without evidence of insurability, but only within 180 days of the date of a final divorce decree relating to the Insureds, or within 180 days of the occurrence of either of the following changes in federal estate tax law: (1) an end to the Unlimited Marital Deduction, as defined in the Code; and (2) a reduction of 50% or more of the percentage federal estate tax rate applicable to the estate of the surviving spouse.

The two new policies will have an issue date of the date of the split, and will be based on the Insureds’ ages as of the date of the split. The Rate Classes of each of the Insureds will be the Rate Class for such Insured for the most recently issued coverage segment under the Policy. You may select the face amounts of the new policies, as long as the total of the two face amounts does not exceed the Face Amount of the Policy on the date of the split, and neither of the face amounts on the two new policies exceeds 50% of the Face Amount on the Policy. Increases on the Policy which contain a substandard rating in excess of 250% will not be eligible for the split. If the face amounts of the new policies are not equal, and the Policy is jointly owned, then the consent of all Owners to the split is required. The Accumulated Value, and any Policy loans and accrued interest, will be split in proportion to the Face Amount split, and the total of the accumulated values and any policy loans and accrued interest of the new individual contracts will equal the Accumulated Value of the Policy. There will not be new suicide and incontestability periods for the new individual policies as of the date of the split if they had expired on the Policy prior to the split, but if such periods had not expired, then the remaining time to expiration will be transferred to the new Policies.

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There is no cost for the policy split option rider, except that a fixed charge of $200 will also be assessed at the time of the split to cover administrative costs. You may cancel the Rider at any time. It will automatically terminate on its exercise, on the date of death of the first of the two Insureds to die, or on the date that the older of the Insureds reaches Attained Age 85. Any other Riders applicable to the Policy will terminate upon exercise of the policy split option.

The tax consequences associated with the policy split option are unclear. See "Tax Treatment of Policy Benefits,” in the prospectus.

The policy split option rider is not available in Pennsylvania or New York.

Estate Preservation

The estate preservation rider is designed for use in situations in which a Policy is issued outside of an irrevocable life insurance trust but is expected to be transferred into such a trust within a year after the Date of Issue. This Rider provides four years of additional last survivor term coverage on the two Insureds. The goal of the rider is to provide a Death Benefit including this Rider, net of incremental estate taxes owed as a result of the Policy, at least equal to the Death Benefit provided by the Policy not including the Rider. This Rider is available only at issue and only where the Insureds are legally married to each other.

The cost of the estate preservation rider is a charge for the death benefit coverage included by this Rider, at the same rates that apply to the Additional Coverage. The coverage provided by this Rider will be level, regardless of whether Option A or Option B applies to the Face Amount of the Policy. The amount of coverage will be the initial Face Amount multiplied by a fraction the numerator of which is 0.55 and the denominator of which is 1-0.55, or 0.45. A factor of 0.55 is used in the above formula because the maximum estate tax rate is currently 55%.

Any decrease in Face Amount during the first four Policy Years will result in a proportionate reduction in the coverage provided by the estate preservation rider.

The estate preservation rider will terminate on the first Policy Anniversary, if the Owner of the Policy has not become an irrevocable life insurance trust by that time. If the Owner has become an irrevocable life insurance trust by such time, then the Rider will automatically terminate at the end of the fourth Policy Year.

Term

The term rider allows you to add individual life term coverage on either or both of the two Insureds. The term rider is available at any time, subject to submission of an application with evidence of insurability satisfactory to us, on Insureds with Issue Ages from 20 through 75. The term rider coverage is renewable through age 80. The maximum amount of Term rider coverage for each Insured is 50% of the Face Amount of the Policy. Charges included in the Monthly Deductions will include amounts associated with the individual life term coverage. The cost of insurance rates for the Term rider will be set forth in the rider.

Individual term life insurance coverage addresses different insurance needs than the survivorship life insurance coverage provided by the Face Amount of the Policy. Your determination of the usefulness of the Term rider should be based on your specific insurance needs. Consult your sales representative for further information.

Continuing Coverage

The continuing coverage rider allows you to extend coverage at the Face Amount of a Policy beyond the younger Insured’s Attained Age 100 if the Policy is still in force at that time. This rider is available only at issue and only if the younger Insured is no older than Attained Age 75.

On the date that the extension of coverage occurs, the Policy’s Accumulated Value will be transferred to the Fixed Account, and no further transfers will be permitted. The Monthly Deductions will be set to zero. No further Premium Payments will be accepted. All other rights and benefits will continue while the Policy is in force.

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The charge is guaranteed never to exceed $3.50 per $1000 per month applied to the Net Amount at Risk. The current charge for the continuing coverage rider is $2.50 per $1000 per month, applied to the Net Amount at Risk. The charge will begin at the younger Insured’s Attained Age 90. At the time charges begin for this rider, Policies with Death Benefit Option B will automatically be changed to Death Benefit Option A.

The tax consequences associated with continuing a Policy beyond age 100 of the younger Insured are uncertain.

The continuing coverage Rider is not available in Texas, Maryland or New York.

Enhanced Death Benefit

The enhanced death benefit rider may provide a higher Death Benefit at a targeted age for the younger Insured. You select the target age. The rider operates by increasing the otherwise applicable specified percentages that are shown in the Policy and which may be applied in determining the Death Benefit, beginning 4 years prior to the targeted Attained Age and ending at Attained Age 99 of the younger Insured, by the following percentages:

Target Age - 4: 4%	Target Age -1: 16%	Attained Age - 97: 12%
Target Age - 3: 8%	Target Age through Age 95: 20%	Attained Age - 98: 8%
Target Age - 2: 12%	Attained Age - 96: 16%	Attained Age - 99: 4%

The target age must be at least the later of the younger Insured’s Attained Age 70 and 15 years after the Date of Issue. The target age cannot be more than Attained Age 95 of the younger Insured. Once you select it, you may not change the target age. You may cancel this rider at any time, but if you do, you may not reinstate it.

There is no cost for the enhanced death benefit rider. However, if the rider’s increases in the specified percentages result in an increase in Death Benefit, the Net Amount at Risk will be higher than if the rider did not apply, and the Cost of Insurance Charges will be commensurately higher.

This rider is available only at issue, and only where the younger Insured’s Issue Age is 80 or less.

The enhanced death benefit rider is not available in Texas.

Overloan Protection

The overloan protection rider is summarized in the prospectus. Additional information with respect to this rider is provided below.

There is a one-time exercise charge for this rider. The exercise charge will be equal to the product of the exercise charge percentage shown on the overloan protection rider data page for the Attained Age of the younger of the Insureds at the time of exercise multiplied by the Accumulated Value of the Policy. The exercise charge will be deducted from the Fixed Account.

If you increase the Face Amount of a Policy with the overloan protection rider, the rider’s protection will extend to the increase. If you decrease the Face Amount, the rider’s protection will apply to the reduced amount.

This rider is not available in all states.

AUTOMATED FUND TRANSFER FEATURES

Dollar Cost Averaging

You may elect Dollar Cost Averaging at issue by marking the appropriate box on the initial application, and completing the appropriate instructions. You may also begin a Dollar Cost Averaging program after issue by filling out similar information on a change request form and sending it to us at our Home Office.

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If you elect this feature, we will take the amount to be transferred from the Money Market Subaccount and transfer it to the Subaccount or Subaccounts designated to receive the funds, each month on the Monthly Policy Date. If you elect Dollar Cost Averaging on your application for the Policy, it will start with the Monthly Policy Date after the date that the reallocation of the Accumulated Value out of the Money Market Subaccount and into the other Subaccounts occurs. If you begin a Dollar Cost Averaging program after the free look period is over, it will start on the next Monthly Policy Date. Dollar Cost Averaging will continue until the amount in the Money Market Subaccount is depleted. The minimum monthly transfer by Dollar Cost Averaging is $100, except for the transfer which reduces the amount in the Money Market Subaccount to zero. You may discontinue Dollar Cost Averaging at any time by sending an appropriate change request form to the Home Office. You may not use the dollar cost averaging feature to transfer Accumulated Value to the Fixed Account.

Dollar Cost Averaging allows you to move funds into the various investment types on a more gradual and systematic basis than the frequency on which you pay premiums. The dollar cost averaging method of investment is designed to reduce the risk of making purchases only when the price of units is high. The periodic investment of the same amount will result in higher numbers of units being purchased when unit prices are lower, and lower numbers of units being purchased when unit prices are higher. This technique will not, however, assure a profit or protect against a loss in declining markets. Moreover, for the dollar cost averaging technique to be effective, amounts should be available for allocation from the Money Market Subaccount through periods of low price levels as well as higher price levels.

If you initiate Dollar Cost Averaging on a Policy that is participating in the Illuminations program, your Policy’s participation in the Illuminations program will terminate.

Portfolio Rebalancing

You may elect Portfolio Rebalancing at issue by marking the appropriate box on the initial application, or, after issue, by completing a change request form and sending it to the Home Office.

In Policies utilizing Portfolio Rebalancing from the Date of Issue, an automatic transfer will take place which causes the percentages of the current values in each Subaccount to match the current premium allocation percentages, starting with the Monthly Policy Date three, six or twelve months after the Date of Issue, and then on each Monthly Policy Date three, six or twelve months thereafter. Policies electing Portfolio Rebalancing after issue will have the first automated transfer occur as of the Monthly Policy Date on or next following the date we receive the election at our Home Office, and subsequent rebalancing transfers will occur every three, six or twelve months from that date. You may discontinue Portfolio Rebalancing at any time by submitting an appropriate change request form to us at our Home Office.

If you change your Policy’s premium allocation percentages, Portfolio Rebalancing will automatically be discontinued unless you specifically direct otherwise.

Portfolio Rebalancing will result in periodic transfers out of Subaccounts that have had relatively favorable investment performance in relation to the other Subaccounts to which a Policy allocates premiums, and into Subaccounts which have had relatively unfavorable investment performance in relation to the other Subaccounts to which the Policy allocates premiums. Portfolio rebalancing does not guarantee a profit or protect against a loss.

If you change Portfolio Rebalancing on a Policy that is participating in the Illuminations program, your Policy’s participation in the Illuminations program will terminate.

POLICY REPORTS

At least once each Policy Year, we will send you a statement describing the status of the Policy, including setting forth:

  the Face Amount;
  the current Death Benefit;
  any Policy loans and accrued interest;
  the current Accumulated Value;
  the non-loaned Accumulated Value in the Fixed Account;

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  the amount held as Collateral in the Fixed Account;
  the value in each subaccount of the Variable Account;
  premiums paid since the last report;
  charges deducted since the last report;
  any Withdrawals since the last report; and
  the current Cash Surrender Value.

We currently plan to send such statements quarterly. In addition, we will send you a statement showing the status of the Policy following the transfer of amounts from one subaccount of a Variable Account to another, the taking out of a loan, a repayment of a loan, a Withdrawal and the payment of any premiums (excluding those paid by bank draft or otherwise under the Automatic Payment Plan).

We will send you a semi-annual report containing the financial statements of each portfolio in which your Policy has Accumulated Value, as required by the 1940 Act.

RECORDS

We will maintain all records relating to the Policy at our Home Office at National Life Drive, Montpelier, Vermont 05604.

LEGAL MATTERS

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on legal matters relating to certain aspects of Federal securities law applicable to the issue and sale of the Policies. Matters of Vermont law pertaining to the Policies, including National Life’s right to issue the Policies and its qualification to do so under applicable laws and regulations issued thereunder, have been passed upon by Kerry A. Jung, Senior Counsel of National Life.

EXPERTS

The financial statements have been included in this Statement of Additional Information, which is part of the of the registration statement in reliance on the reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, of 100 Pearl Street, Hartford, Connecticut 06103 , as set forth in its report included herein, and are included herein in reliance upon such report and upon the authority of such firm as experts in accounting and auditing.

FINANCIAL STATEMENTS

The financial statements of National Life and of the Variable Account appear on the following pages. The 2004 and 2003 financial statements of National Life filed with the SEC on May 2, 2005 (Post Effective Amendment No. 10, 1940 Act and 1933 Act SEC File numbers 811-9044 and 333-44723) are incorporated herein by reference. The financial statements of National Life should be distinguished from the financial statements of the Variable Account and should be considered only as bearing upon National Life’s ability to meet its obligations under the Policies.

11

FINANCIAL STATEMENTS–STATUTORY-BASIS

National Life Insurance Company
For the Years Ended December 31, 2006 and 2005
with Report of Independent Auditors

National Life Insurance Company

Financial Statements
Statutory-Basis

Years ended December 31, 2006 and 2005

PricewaterhouseCoopers LLP
100 Pearl Street
Hartford, CT 06103
Telephone (860) 241 7000
Facsimile (860) 241 7590

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of
National Life Insurance Company:

We have audited the accompanying statutory statements of admitted assets, liabilities, and capital and surplus of National Life Insurance Company (the "Company") as of December 31, 2006 and 2005, and the related statutory statements of income, capital and surplus, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note A to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Vermont Department of Banking, Insurance, Securities and Health Care Administration, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between such practices and accounting principles generally accepted in the United States of America are material and are disclosed in Note A.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31,2006 and 2005, or the results of its operations or its cash flows for the years then ended.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, capital stock and surplus of the Company as of December 31, 2006 and 2005, and the results of its operations and its cash flows for the years then ended, on the basis of accounting described in Note A.

April 13, 2007

National Life Insurance Company

Balance Sheets — Statutory Basis

	December 31
	2006	2005
	(In Thousands)
Admitted assets
Cash and invested assets:
Bonds	$4,691,832	$4,657,465
Preferred stocks	88,219	70,644
Common stocks	304,860	261,315
Mortgage loans	861,229	910,544
Real estate	46,111	46,764
Contract loans	564,281	570,647
Cash and short-term investments	129,752	4,727
Other invested assets	158,356	140,005
Total cash and invested assets	6,844,640	6,662,111

Deferred and uncollected premiums	73,569	73,806
Accrued investment income	78,592	79,349
Federal income taxes recoverable	–	722
Net deferred tax asset	71,723	76,982
Receivables from affiliates	9,786	11,534
Other admitted assets	125,946	125,660
Separate account assets	944,733	843,072

Total admitted assets	$8,148,989	$7,873,236

	December 31
	2006	2005
	(In Thousands)
Liabilities and capital and surplus
Liabilities:
Policy and contract liabilities:
Life and annuity reserves	$5,271,613	$5,242,059
Accident and health reserves	516,278	518,829
Liability for deposit-type contracts	192,184	167,159
Unpaid policy and contract claims	36,560	28,241
Policyholders’ dividends	126,161	124,068
Other policy and contract liabilities	3,834	4,277
Total policy and contract liabilities	6,146,630	6,084,633

Employee and agent benefits	101,035	98,399
Minimum pension benefit obligation	52,757	60,410
Interest maintenance reserve	39,243	61,021
Asset valuation reserve	72,460	67,053
Federal income taxes payable	753	–
Payable for securities	28,547	–
Payable to subsidiary	15,330	–
Other liabilities	42,869	38,130
Separate account liabilities	941,376	840,125
Total liabilities	7,441,000	7,249,771

Commitments and contingencies

Capital and surplus:
Common stock, $1 par value:
Authorized – 2.5 million shares
Issued and outstanding 2.5 million shares	2,500	2,500
Additional paid-in surplus	107,123	107,123
Unassigned surplus	598,366	513,842
Total capital and surplus	707,989	623,465
Total liabilities and capital and surplus	$8,148,989	$7,873,236

The accompanying notes are an integral part of these statements.

National Life Insurance Company

Statements of Operations — Statutory Basis

	Year ended December 31
	2006	2005
	(In Thousands)
Premiums and other revenue:
Premiums and annuity considerations for life and accident and health
contracts	$559,229	$559,536
Considerations for supplementary contracts with life contingencies	3,370	2,386
Net investment income	443,748	491,821
Amortization of interest maintenance reserve	4,151	3,992
Other expenses	(18,131)	(2,773)
Total premiums and other revenue	992,367	1,054,962
Benefits paid or provided:
Death benefits	145,260	141,405
Annuity benefits	68,204	61,198
Surrender benefits and other fund withdrawals	291,720	278,825
Other benefits	39,246	31,582
Increase in policy reserves	57,227	86,141
Total benefits paid or provided	601,657	599,151
Insurance expenses:
Commissions	46,072	43,437
General and administrative expenses	124,192	116,968
Insurance taxes, licenses, and fees	12,350	13,139
Net transfers to separate accounts	8,074	23,931
Total insurance expenses	190,688	197,475
Gain from operations before dividends to policyholders, income taxes,
and net realized capital losses	200,022	258,336
Dividends to policyholders	121,254	119,561
Gain from operations before income taxes and net realized capital
losses	78,768	138,775
Federal income tax expense (benefit)	(2,051)	12,437
Gain from operations before net realized capital losses	80,819	126,338
Net realized capital losses	(1,109)	(33,965)
Net income	$79,710	$92,373

The accompanying notes are an integral part of these statements.

National Life Insurance Company

Statements of Changes in Capital and Surplus — Statutory Basis

Years ended December 31, 2006 and 2005

				Total
	Common	Paid-In	Unassigned	Capital and
	Stock	Surplus	Surplus	Surplus
Balances at January 1, 2005	$2,500	$107,123	$432,814	$542,437
Net income	–	–	92,373	92,373
Net change in difference between cost
and admitted asset investment
amounts, net of deferred tax effects	–	–	(7,945)	(7,945)
Change in asset valuation reserve	–	–	10,200	10,200
Change in minimum pension benefit
obligation, net of deferred tax effects	–	–	(21,300)	(21,300)
Change in non-admitted assets	–	–	62,593	62,593
Change in deferred tax asset	–	–	(54,580)	(54,580)
Dividends to stockholder	–	–	(9,312)	(9,312)
Other adjustments to surplus, net	–	–	8,999	8,999
Balances at December 31, 2005	2,500	107,123	513,842	623,465
Net income	–	–	79,710	79,710
Net change in difference between cost
and admitted asset investment
amounts, net of deferred tax effects	–	–	33,824	33,824
Change in asset valuation reserve	–	–	(5,406)	(5,406)
Change in minimum pension benefit
obligation, net of deferred tax effects	–	–	4,974	4,974
Change in non-admitted assets			(20,774)	(20,774)
Change in deferred tax asset	–	–	1,815	1,815
Dividends to stockholder	–	–	(10,000)	(10,000)
Other adjustments to surplus, net	–	–	381	381
Balances at December 31, 2006	$2,500	$107,123	$598,366	$707,989

The accompanying notes are an integral part of these statements.

National Life Insurance Company

Statements of Cash Flow – Statutory Basis

	Year ended December 31
	2006	2005
Operating activities:	(In Thousands)
Premiums, policy proceeds, and other considerations received,
net of reinsurance paid	$562,070	$563,748
Net investment income received	448,405	498,578
Benefits paid	(535,512)	(518,232)
Net transfers to Separate Accounts	(5,835)	(23,741)
Insurance expenses paid	(183,824)	(172,376)
Dividends paid to policyholders	(119,161)	(129,191)
Federal income taxes (paid) recovered	9,292	(4,473)
Other income received, net of other expenses paid	(18,004)	(4,340)
Net cash provided by operations	157,431	209,973

Investment activities:
Proceeds from sales, maturities, or repayments of investments:
Bonds	1,472,441	1,731,219
Stocks	17,969	12,703
Mortgage loans	189,451	143,392
Real estate	811	2,231
Other invested assets	25,466	99,811
Miscellaneous proceeds	34,837	207
Total proceeds from sales, maturities, or repayments of
investments	1,740,975	1,989,563
Cost of investments acquired:
Bonds	(1,552,072)	(1,974,676)
Stocks	(19,967)	(30,348)
Mortgage loans	(138,017)	(104,989)
Real estate	(2,043)	(1,789)
Other invested assets	(41,369)	(148,115)
Miscellaneous applications	(952)	(9,345)
Total cost of investments acquired	(1,754,420)	(2,269,262)
Net change in contract loans	6,366	13,405
Net cash used in investing activities	(7,079)	(266,294)

Financing and miscellaneous activities:
Other cash provided (applied):
Borrowings
Deposits on deposit-type contract funds and other liabilities
without life contingencies	(13,855)	(16,387)
Dividends to shareholder	(10,000)	–
Other cash provided (applied)	(1,472)	36,770
Net cash provided by (used in) financing and miscellaneous
activities	(25,327)	20,383

Net increase (decrease) in cash and short-term investments	125,025	(35,938)
Cash and short-term investments:
Beginning of year	4,727	40,665
End of year	$129,752	$4,727

The accompanying notes are an integral part of these statements.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2006

A. Significant Accounting Policies

Description of Business

National Life Insurance Company (the “Company”) is primarily engaged in the development and distribution of traditional and universal individual life insurance and annuity products. Through affiliates, it also provides distribution and investment advisory services to the Sentinel Group Funds, Inc., a family of mutual funds. The Company’s insurance and annuity products are primarily marketed through a general agency system. On January 1, 1999, pursuant to a mutual holding company reorganization, the Company converted from a mutual to a stock life insurance company. This reorganization was approved by policyowners of National Life and was completed with the approval of the Vermont Commissioner of Insurance (the “Commissioner”).

Concurrent with the conversion to a stock life insurance company, National Life established and began operating the Closed Block. The Closed Block was established on January 1, 1999 pursuant to regulatory requirements as part of the reorganization into a mutual holding company corporate structure. The Closed Block was established for the benefit of policyholders of participating policies inforce at December 31, 1998. Included in the block are traditional dividend paying life insurance policies, certain participating term insurance policies, dividend paying flexible premium annuities, and other related liabilities. The Closed Block was established to protect the policy dividend expectations related to these policies. The Closed Block is expected to remain in effect until all policies within the Closed Block are no longer inforce. Assets assigned to the Closed Block at January 1, 1999, together with projected future premiums and investment returns, are reasonably expected to be sufficient to pay out all future Closed Block policy benefits. Such benefits include policyholder dividends paid out under the current dividend scale, adjusted to reflect future changes in the underlying experience.

All of the Company’s outstanding shares are currently held by its parent, NLV Financial Corp (“NLVF”), which is the wholly-owned subsidiary of National Life Holding Company (“NLHC”). NLHC and its subsidiaries (including the Company) are collectively known as the National Life Group. The Company is licensed in all 50 states and the District of Columbia. Approximately 27% of total collected premiums and deposits are from residents of the states of New York and California.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A. Significant Accounting Policies (continued)

Basis of Presentation

The accompanying financial statements of the Company have been prepared in conformity with statutory accounting practices prescribed or permitted by the State of Vermont Department of Banking, Insurance, Securities and Health Care Administration (the “Department”), which is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (“GAAP”).

The Department recognizes only statutory accounting practices prescribed or permitted by the State of Vermont for determining solvency under Vermont Insurance Law. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual – version effective January 1, 2001 (and as amended) (“NAIC SAP”), has been adopted as a component of prescribed or permitted practices by the Department. NAIC SAP consists of Statements of Statutory Accounting Principles (“SSAPs”) and other authoritative guidance. Although no such practices were in effect at the Company as of December 31, 2006, the Commissioner has the right to permit specific practices that deviate from NAIC SAP.

There are significant differences between statutory accounting practices and GAAP. Under statutory accounting practices:

Investments: Investments in bonds are reported at amortized cost or market value based on their National Association of Insurance Commissioners (“NAIC”) rating; for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of shareholder’s equity for those designated as available-for-sale.

Investments in real estate are reported net of related obligations, if any, rather than on a gross basis. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as required under GAAP, and investment income and operating expenses include rent for the Company’s occupancy of those properties. Changes between depreciated cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than income as would be required under GAAP.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A. Significant Accounting Policies (continued)

Basis of Presentation (continued)

Valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans as a result of a temporary impairment are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under GAAP.

Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands. That net deferral is reported as the “interest maintenance reserve” in the accompanying balance sheets. Realized gains and losses are reported in income, net of federal income tax and transfers to the interest maintenance reserve. Under GAAP, realized capital gains and losses would be reported in the income statement on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

The “asset valuation reserve” provides a valuation allowance for invested assets. The asset valuation reserve is determined by an NAIC-prescribed formula with changes reflected directly in unassigned surplus; the asset valuation reserve is not recognized under GAAP.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs would be amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

Subsidiary: The accounts and operations of the Company’s subsidiary are not consolidated with the operations of the Company as would be required under GAAP.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A. Significant Accounting Policies (continued)

Basis of Presentation (continued)

Nonadmitted Assets: Certain assets designated as “nonadmitted,” principally certain fixed asset balances, a portion of the Company’s deferred tax asset balance, and other assets not specifically identified as an admitted asset within the NAIC Accounting Practices and Procedures manual are excluded from the accompanying balance sheets and are charged directly to unassigned surplus.

Universal Life and Annuity Policies: Revenues for universal life and annuity policies with mortality or morbidity risk consist of the entire premium received and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and credited directly to an appropriate policy reserve account, without recognizing premium income. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.

Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

Reinsurance: Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP. Commissions allowed by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Employee Benefits: For purposes of calculating the Company’s pension and postretirement benefit obligation, only vested participants and current retirees are included in the valuation. Under GAAP, active participants not currently eligible would also be included in the liability estimate.

Deferred Income Taxes: Deferred tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross deferred tax assets expected to be realized within one year of the balance

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A. Significant Accounting Policies (continued)

Basis of Presentation (continued)

sheet date or 10% of capital and surplus excluding any net deferred tax assets, EDP equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities. The remaining deferred tax assets are nonadmitted. Deferred taxes do not include amounts for state taxes. Under GAAP, states taxes are included in the computation of deferred taxes, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not realizable.

Policyholder Dividends: Policyholder dividends are recognized when declared rather than over the term of the related policies.

Statements of Cash Flow: Cash and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding caption of cash includes cash balances and investments with initial maturities of three months or less.

A reconciliation of net income and capital and surplus of the Company as determined in accordance with statutory accounting practices to amounts determined in accordance with GAAP is as follows:

	Net Income (Loss)		Capital and Surplus
	Year ended December 31		December 31
	2006	2005	2006	2005
	(In Thousands)
Statutory-basis amounts	$79,710	$92,373	$707,989	$623,465
Add (deduct) adjustments:
Investments	52,815	46,194	290,629	329,133
Policy acquisition costs	7,074	(17,173)	473,939	466,865
Nonadmitted assets	–	–	134,505	113,731
Policyholder reserves	15,085	16,206	(198,729)	(213,065)
Policyholder dividends	(9,646)	(1,335)	50,751	59,752
Sales practices litigation provision	–	2,526	–	–
Asset valuation reserve	–	–	72,460	67,053
Interest maintenance reserve	(21,778)	(3,722)	39,243	61,021
Income taxes	(20,263)	(9,866)	(97,341)	(77,910)
Other comprehensive income, net	–	–	(41,602)	(81,578)
Other, net	3,187	6,798	(32,064)	(35,825)
GAAP-basis amounts	$106,184	$132,001	$1,399,780	$1,312,642

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A. Significant Accounting Policies (continued)

Basis of Presentation (continued)

Other significant accounting practices are as follows:

Investments

Bonds, preferred stocks, common stocks, and short-term investments are reported at values prescribed by the NAIC, as follows:

Bonds not backed by other loans are principally stated at amortized cost using the interest method.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities.

Investments in preferred stock are reported at cost.

Common stocks of non-affiliates are reported at market value as determined by the Securities Valuation Office of the NAIC and the related unrealized capital gains/(losses) are reported in unassigned surplus along with any adjustment for federal income taxes.

Cash includes cash equivalents. Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost.

Short-term investments include investments with maturities of one year or less at the time of acquisition (except for cash equivalents classified as cash) and are principally stated at amortized cost.

The affiliated common stock is carried at the down-stream insurance subsidiary’s statutory capital and surplus less surplus notes issued to NLVF plus admissible statutory goodwill.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A. Significant Accounting Policies (continued)

Investments (continued)

Mortgage loans are reported at unpaid principal balances, less allowance for impairments, if any. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable, the impairment is considered other than temporary. At that time, the mortgage loan is written down and a realized loss is recognized.

Contract loans are reported at unpaid principal balances.

Real estate occupied by the Company and real estate held for the production of income are reported at depreciated cost net of related obligations, if any. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations, if any. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties.

The Company’s futures contracts qualify for hedge accounting and are included in other invested assets and are carried at quoted market values with changes in fair value and gains and losses upon expiration included in net investment income, in accordance with SSAP 86.

The Company has minor ownership interests in several joint ventures. The Company generally carries these interests based on the underlying audited GAAP equity of the investee.

Realized capital gains and losses are determined using the specific identification basis. Changes in admitted asset carrying amounts of investments are credited or charged directly to unassigned surplus.

The Company periodically lends certain bonds to approved counterparties to enhance the yield of its bond portfolio. The Company receives cash collateral for at least 102% of the market value of securities loaned. Collateral adequacy is evaluated daily and periodically adjusted for changes in the market value of securities loaned. The carrying values of securities loaned are unaffected by the transaction.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A. Significant Accounting Policies (continued)

Asset Valuation Reserve and Interest Maintenance Reserve

The Asset Valuation Reserve (“AVR”) is designed to stabilize unassigned surplus from default losses on bonds, preferred stocks, mortgages, real estate and other invested assets and from fluctuations in the value of common stocks. The AVR is calculated as prescribed by the NAIC.

The IMR defers interest rate related after-tax capital gains and losses on fixed income investments and amortizes them into income over the remaining lives of the securities sold. IMR amortization is included in net investment income. The Company uses the seriatim method for the amortization of IMR.

Nonadmitted Assets

In accordance with regulatory requirements, certain assets, including certain deferred tax assets, prepaid expenses, furniture and equipment, and internally developed software, are excluded from the balance sheet. The net change in these assets is included in change in nonadmitted assets in the Statements of Changes in Capital and Surplus.

Goodwill

Goodwill is amortized over 10 years using the straight-line method and is periodically evaluated for recoverability.

Property and Equipment

Property and equipment is reported at depreciated cost. Real property owned by the Company is primarily depreciated over 39.5 years using the straight-line method. Furniture and equipment is depreciated using accelerated depreciation methods over five years and three years, respectively. EDP equipment and software is depreciated for a period not exceeding three years.

Corporate Owned Life Insurance

The Company holds life insurance contracts on certain members of management and other key individuals. The total cash surrender value of these Corporate Owned Life Insurance (“COLI”) contracts was $99.8 million and $96.2 million at December 31, 2006 and 2005, respectively, and is included in other assets. COLI income includes the net change in cash surrender value and any benefits received. COLI income was $6.2 million and $7.0 million in 2006 and 2005, respectively, and is included in other income.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A. Significant Accounting Policies (continued)

Recognition of Insurance Income and Related Expenses

Annual premiums and related reserve increases on traditional life insurance policies are recorded at each policy anniversary. Premiums and related reserve increases on annuity contracts and universal life policies are recorded when premiums are collected. Premiums from disability income policies are recognized as revenue over the period to which the premiums relate. Commissions and other policy and contract costs are expensed as incurred. First-year policy and contract costs and required additions to policy and contract reserves generally exceed first-year premiums.

Benefit Reserves

Policy reserves for life, annuity and disability income contracts are developed using accepted actuarial methods. Actuarial factors used in determining life insurance reserves are based primarily upon the 1941, 1958, and 1980 Commissioners' Standard Ordinary (“CSO”) mortality tables. Methods used to calculate life reserves consist primarily of net level premium, Commissioners' Reserve Valuation Method, and modified preliminary term, with valuation interest rates ranging from 2.0% to 6.0%.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves.

Extra premiums are charged for substandard lives in addition to the gross premium for a true age. Reserves are determined by computing mean reserves using standard mortality, then calculating a substandard extra reserve. Where the extra premium is a flat extra, the extra reserve is equal to one-half the flat extra premium charge for the year. For policies with a percentage extra rating, the extra reserve is defined as the difference between mean reserves calculated using standard valuation mortality and mean reserves calculated using valuation mortality adjusted by the percentage rating. No substandard extra reserves are held after 20 years.

Reserves for individual annuities are determined principally using the Commissioners' Annuity Reserve Valuation Method, based on A-1949, 1983, and 2000 annuity tables with valuation interest rates from 2.0% to 9.0%. Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated by using statistical claim development models. Active life disability income reserves are determined primarily using the Commissioners' Disability 1964 table with the 1958 CSO mortality table and Commissioners' Individual

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A. Significant Accounting Policies (continued)

Benefit Reserves (continued)

Disability Table A morbidity tables with the 1980 CSO mortality tables. Valuation interest rates for active life reserves range from 3.0% to 6.0%. Disability income reserves are based on expected experience at 4.5% interest and exceed statutory minimum reserves. The Company anticipates investment income as a factor in the premium deficiency calculation. Tabular components of reserves are calculated in accordance with NAIC instructions and, as appropriate, have been compared to related contract rates for reasonableness.

Policy and Contract Claims

Unpaid claims on accident and health policies represent the estimated ultimate net cost of all reported and unreported claims incurred through December 31. The Company discounts its claim reserves for long-term disability using disability tables and discount rates approved by the Department. Reserves for unpaid claims are estimated using individual case-basis valuations and statistical analyses. Those estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves for unpaid claims are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

Reinsurance

Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

Guaranty Fund and Other Assessments

A liability for guaranty fund and other assessments is accrued after an insolvency has occurred.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A. Significant Accounting Policies (continued)

Dividends to Policyholders

The Company issued all of its traditional life insurance and certain annuity policies on a participating basis. The Company's universal life policies, most annuities, and disability income policies are issued on a non-participating basis. Term life insurance, while on a participating basis, currently receives no dividend. Liabilities for policyholders’ dividends primarily represent amounts estimated to be paid or credited in the subsequent year. The amount of policyholder dividends to be distributed is based upon a scale which seeks to reflect the relative contribution of each group of policies to the Company’s overall operating results. The dividend scale is approved annually by the Company’s Board of Directors.

Separate Accounts

Separate account assets represent segregated funds held for the benefit of certain variable annuity, variable life, pension policyholders, and the Company's pension plans. Separate account liabilities represent the policyholders’ share of separate account assets. The Company also participates in certain separate accounts. Policy values funded by separate accounts reflect the actual investment performance of the respective accounts and are generally not guaranteed. Investments held in the separate accounts are primarily common stocks, bonds, mortgage loans, and real estate and are carried at fair value.

The Company has approximately $1.1 million of reserves for minimum death benefit guarantees on variable annuities at both December 31, 2006 and 2005. These benefits include a provision that allows withdrawals by policyholders to adjust the death benefit guarantee on a "dollar for dollar" basis, which increases the risk profile of this benefit. Partial withdrawals from policies issued after November 1, 2003 will use the pro-rata method subject to state approval. Policyholder partial withdrawals to date have not been significant. The Company assumes no partial withdrawals in its calculation of minimum death benefit guarantee reserves, but does include partial withdrawals in asset adequacy testing.

Federal Income Taxes

The Company files its federal income tax returns as a member of a consolidated federal income tax return of its upstream parent NLHC and other affiliated subsidiaries. Under a written tax sharing agreement approved by the Board of Directors, taxes are allocated among members of the group based upon separate return calculations with current credit for net losses.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A. Significant Accounting Policies (continued)

Federal Income Taxes (continued)

Deferred income tax assets and liabilities are recognized based upon temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws. Deferred income tax assets are subject to admissibility criterion based upon the expected reversal of temporary timing differences, the Company’s level of capital and surplus, and any deferred income tax liabilities. Unrealized gains and losses are presented net of related changes in deferred taxes. The net change in other deferred taxes is recorded in adjustments to unassigned surplus.

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of admitted assets, liabilities, income, and expenses, and related disclosures in the notes to financial statements. Actual results could differ from estimates.

Reclassifications

Certain 2005 amounts have been reclassified to conform to the 2006 presentation.

B. Business Combinations and Goodwill

On July 2, 1999, National Financial Services (“NFS”), a wholly-owned subsidiary of the Company, acquired the outstanding one-third interest in LSW National Holdings, Inc. (“LSWNH”), the parent of Dallas, Texas based Life Insurance Company of the Southwest (“LSW”). NFS had previously purchased a two-thirds interest in LSWNH in February 1996. LSW is licensed in 49 states and specializes in the sale of individual annuities and universal life insurance. The transactions were accounted for as statutory purchases. Initial statutory basis goodwill was $73.1 million.

In late 2005, the Company dissolved NFS and now holds 100% of the outstanding stock of LSWNH. Prior to dissolution, NFS had $80.0 million of debt. NFS had cumulative operating losses, primarily due to the servicing of the debt. As a result of these losses, the company had recorded an unrealized loss of $31.5 million with respect to its investment in NFS prior to the date of dissolution. In connection with the dissolution of NFS, the Company recognized realized losses of $31.5 million with a corresponding reduction in unrealized losses.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

B. Business Combinations and Goodwill (continued)

Goodwill amortization relating to LSWNH was $7.4 million for 2006 and 2005.

Total admitted goodwill was $0.6 million and $8.0 million at December 31, 2006 and 2005, respectively.

Total nonadmitted goodwill at December 31 was $0 for both 2006 and 2005.

C. Investments

The amortized cost and the fair or comparable value of investments in bonds and preferred stocks are summarized as follows:

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
	(In Thousands)
At December 31, 2006
Bonds:
U.S. government obligations	$33,869	$44	$170	$33,743
Government agencies, authorities and subdivisions	119,496	1,762	1,327	119,931
Corporate:
Communications	337,839	19,733	3,494	354,078
Consumer & retail	369,486	9,878	4,373	374,991
Financial institutions	559,875	20,607	5,591	574,891
Industrial and chemicals	257,181	13,865	2,946	268,100
Other corporate	62,880	8,855	–	71,735
REITS	71,123	1,798	510	72,411
Transportation	49,576	3,762	257	53,081
Utilities	583,659	29,537	6,164	607,032
Total corporate	2,291,619	108,035	23,335	2,376,319

Private placements	430,437	16,781	4,182	443,036
Mortgage-backed securities	1,816,411	15,890	19,469	1,812,832
Total bonds	4,691,832	142,512	48,483	4,785,861

Preferred stocks	88,219	3,181	493	90,907
	$4,780,051	$145,693	$48,976	$4,876,768

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

C. Investments (continued)

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
	(In Thousands)
At December 31, 2005
Bonds:
U.S. government obligations	$38,889	$161	$181	$38,869
Government agencies, authorities and subdivisions	105,551	2,254	810	106,995
Corporate:
Communications	320,373	25,527	1,417	344,483
Consumer & retail	329,893	13,698	6,731	336,860
Financial institutions	657,765	36,388	4,530	689,623
Industrial and chemicals	201,621	16,539	1,979	216,181
Other corporate	63,470	12,320	–	75,790
REITS	75,711	2,412	486	77,637
Transportation	57,057	5,763	256	62,564
Utilities	613,093	44,190	3,145	654,138
Total corporate	2,318,983	156,837	18,544	2,457,276

Private placements	418,255	25,105	1,984	441,376
Mortgage-backed securities	1,775,787	15,223	32,905	1,758,105
Total bonds	4,657,465	199,580	54,424	4,802,621

Preferred stocks	70,644	4,518	180	74,982
	$4,728,109	$204,098	$54,604	$4,877,603

A summary of the amortized cost and fair value of the Company’s investments in bonds at December 31, 2006, by contractual maturity, is as follows:

	Amortized	Fair
	Cost	Value
	(In Thousands)
Years to maturity:
One or less	$142,106	$143,036
After one through five	561,555	584,294
After five through ten	1,141,237	1,150,347
After ten	1,030,523	1,095,352
Mortgage-backed securities	1,816,411	1,812,832
Total	$4,691,832	$4,785,861

The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

C. Investments (continued)

The gross unrealized gains and losses on, and the cost and fair value of, the Company’s investments in common stocks are summarized as follows:

		Gross Unrealized	Gross Unrealized
	Cost	Gains	Losses	Fair Value
	(In Thousands)
At December 31, 2006:
Unaffiliated common stocks	$31,876	$7,066	$ 69	$38,873
Affiliated common stock	217,816	48,171	–	265,987
Total common stocks	$249,692	$55,237	$ 69	$304,860

At December 31, 2005:
Unaffiliated common stocks	$23,442	$1,301	$ 120	$24,623
Affiliated common stock	217,816	18,876	–	236,692
Total common stocks	$241,258	$20,177	$ 120	$261,315

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

C. Investments (continued)

The following table shows the Company’s investment gross unrealized losses and fair value (after the effect of other-than-temporary impairments), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position at December 31, 2006 and 2005:

	Less Than 12 Months		12 Months or More		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair Value	Losses	Fair Value	Losses	Fair Value	Losses
At December 31, 2006	(In Thousands)
Bonds:
U.S. government obligations	$24,995	$110	$2,337	$60	$27,332	$170
Government agencies, authorities
and subdivisions	10,003	1	73,689	1,326	83,692	1,327
Corporate:
Communications	62,491	1,789	33,373	1,705	95,864	3,494
Consumer & retail	127,475	2,321	76,983	2,052	204,458	4,373
Financial institutions	99,400	1,124	130,375	4,467	229,775	5,591
Industrial and chemicals	65,148	1,323	31,487	1,623	96,635	2,946
REITS	16,725	181	13,170	329	29,895	510
Transportation	16,345	257	–	–	16,345	257
Utilities	77,649	1,252	102,721	4,912	180,370	6,164
Total corporate	465,233	8,247	388,109	15,088	853,342	23,335

Private placements	54,797	553	114,017	3,629	168,814	4,182
Mortgage-backed securities	452,930	4,434	448,921	15,035	901,851	19,469
Total bonds	1,007,958	13,345	1,027,073	35,138	2,035,031	48,483

Preferred stocks	–	–	13,877	493	13,877	493
	$1,007,958	$13,345	$1,040,950	$35,631	$2,048,908	$48,976

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

C. Investments (continued)

	Less Than 12 Months		12 Months or More		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair Value	Losses	Fair Value	Losses	Fair Value	Losses
At December 31, 2006	(In Thousands)
Bonds:
U.S. government obligations	$31,920	$173	$267	$8	$32,187	$181
Government agencies, authorities
and subdivisions	74,201	810	–	–	74,201	810
Corporate:
Communications	57,960	1,336	4,910	81	62,870	1,417
Consumer & retail	91,470	2,478	15,728	4,253	107,198	6,731
Financial institutions	175,501	2,951	43,078	1,579	218,579	4,530
Industrial and chemicals	53,680	1,935	1,468	44	55,148	1,979
REITS	14,246	255	7,511	231	21,757	486
Transportation	11,629	256	–	–	11,629	256
Utilities	114,038	2,474	19,310	671	133,348	3,145
Total corporate	518,524	11,685	92,005	6,859	610,529	18,544

Private placements	89,360	1,213	18,970	771	108,330	1,984
Mortgage-backed securities	1,206,008	32,857	2,735	48	1,208,743	32,905
Total bonds	1,920,013	46,738	113,977	7,686	2,033,990	54,424

Preferred stocks	5,222	34	4,210	146	9,432	180
	$1,925,235	$46,772	$118,187	$7,832	$2,043,422	$54,604

Of the $13.3 million total unrealized losses on debt securities in the less than 12 months category, $8.2 million was in the corporate bond portfolio.

The $8.2 million unrealized losses on the corporate bond portfolio in the less than 12 months category are concentrated in the consumer and retail, communications, industrial and chemical, and utility sectors. During 2006, the 10 year US Treasury rate spiked from a low of 4.33% on January 17th to a high of 5.23% on June 28th and finished the year at 4.70%. These rate movements are the primary cause of the unrealized loss positions.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

C. Investments (continued)

Of the $35.1 million total unrealized losses in the more than 12 months category, $15.0 million of unrealized losses was in the mortgage backed securities portfolio. Unrealized losses on mortgage backed securities purchased in 2005 and 2004 were $12.3 million and $2.2 million, respectively. All of these securities were rated AAA at acquisition and maintained that rating at December 31, 2006. These unrealized losses are due to the higher level of market interest rates at December 31, 2006, compared to those at the time of purchase. The $15.0 million of unrealized losses on mortgage backed securities represents 1.67% of the aggregate fair value of the $901.9 million in mortgage backed securities with unrealized losses at December 31, 2006.

The $15.1 million unrealized losses on the corporate bond portfolio in the more than 12 months category are concentrated in the utility, financial institution, consumer and retail, and communications sectors. Virtually all of these securities trade at tighter spreads than when they were purchased but have unrealized losses due to an increase in interest rates since purchase.

Based on the facts and circumstances surrounding the individual securities and the Company’s ability and intent to hold the individual securities to maturity or recovery, the Company believes that the unrealized losses on these bonds at December 31, 2006 are temporary.

The Company recorded $2.7 million and $1.2 million of impairments on bonds in 2006 and 2005, respectively, and $0.4 million of impairments on preferred stocks in 2006. There were no impairments on preferred stocks in 2005.

Mortgage Loans and Real Estate

The distributions of mortgage loans and real estate at December 31 were as follows:

	2006	2005
Geographic Region
New England	6.1%	6.7%
Middle Atlantic	5.0	5.4
East North Central	13.7	11.5
West North Central	9.6	9.6
South Atlantic	24.9	25.3
East South Central	2.0	2.5
West South Central	11.6	10.3
Mountain	10.9	12.8
Pacific	16.2	15.9
	100.0%	100.0%

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

C. Investments (continued)

	2006	2005
Property Type
Apartment	19.7%	23.0%
Retail	8.2	9.7
Office Building	42.4	39.9
Industrial	25.4	23.9
Hotel/Motel	1.0	1.0
Other Commercial	3.3	2.5
	100.0%	100.0%

The distribution of the book value of mortgages, classified by scheduled year of contractual maturity as of December 31, 2006 and 2005, is shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties.

	2006	2005
1 year or less	3.0%	4.0%
Over 1 through 3 years	15.8	9.6
Over 3 through 5 years	10.5	19.9
Over 5 through 10 years	49.5	46.0
Over 10 through 15 years	11.8	14.4
Over 15 through 20 years	7.2	4.8
Over 20 years	2.2	1.3
Total	100.0%	100.0%

The estimated fair value of mortgages at December 31, 2006 and 2005 was $875.5 million and $939.1 million, respectively. The fair value of mortgages was estimated as the average of the present value of future cash flows under different scenarios of future mortgage interest rates (including appropriate provisions for default losses) and related changes in borrower prepayments.

The maximum and minimum lending rates for mortgage loans during 2006 were 6.74% and 5.64%, and 7.85% and 5.33% during 2005. During 2006, the Company did not reduce the interest rate on any outstanding mortgage loans. During 2005, the Company reduced the interest rate on one outstanding mortgage loan with an unpaid balance of $2.3 million by 1.34%. The reduced interest rates on the loan restructured during 2005 was above or equal to market rates of interest on equivalent loans at the refinancing date.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

C. Investments (continued)

Mortgage loans and related valuation allowances at December 31 were as follows:

	2006	2005
	(In Thousands)
Unimpaired loans	$861,229	$905,744
Impaired loans without valuation allowances	–	–
Subtotal	861,229	905,744
Impaired loans with valuation allowances	–	5,660
Related valuation allowances	–	(860)
Subtotal	–	4,800

Total	$861,229	$910,544

	2006	2005
Impaired loans:	(In Thousands)
Average recorded investment	$2,830	$5,660
Interest income recognized	37	340
Interest received	37	368

The Company had investments in loans restructured with below market rates of interest at the refinancing date of $5.6 million at December 31, 2005. The Company had no such investments in loans at December 31, 2006.

The Company accrues interest income on impaired loans to the extent it is deemed collectible (delinquent less than 90 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans is generally recognized on a cash basis.

Allowance for credit losses on mortgage loans:

	2006	2005
	(In Thousands)
Balance at beginning of period	$860	$860
Additions charged to operations	–	–
Direct write-downs charged against the allowances	–	–
Recoveries of amounts previously charged off	(860)	–
Balance at the end of period	$–	$860

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

C. Investments (continued)

Major categories of the Company’s net investment income are summarized as follows:

	Year ended December 31
	2006	2005
	(In Thousands)
Income
Bonds	$299,189	$290,546
Preferred stocks	7,910	5,190
Common stocks, unaffiliated	1,371	40,620
Common stocks, affiliated	17,718	1,535
Mortgage loans	72,399	71,841
Real estate*	8,283	8,454
Contract loans	32,594	33,843
Short-term investments and cash	2,601	1,582
Other invested assets	9,775	51,717
Other	3,068	449
Total investment income	454,908	505,777
Expenses
Depreciation	1,887	2,091
Other	9,273	11,865
Total investment expenses	11,160	13,956
Net investment income	$443,748	$491,821

* Includes amounts for the occupancy of company-owned property of $5,120,000 and $5,125,000 in 2006 and 2005, respectively.

There was no nonadmitted accrued investment income at December 31, 2006 and 2005.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

C. Investments (continued)

Realized capital gains and losses are reported net of federal income taxes and amounts transferred to the IMR as follows:

	2006	2005
	(In Thousands)
Bonds and other debt securities
Gross gains	$12,077	$7,814
Gross losses	(33,521)	(9,112)
Preferred stocks, unaffiliated
Gross gains	4	828
Gross losses	(428)	–
Common stocks, unaffiliated
Gross gains	936	2,007
Gross losses	(18)	(258)
Common stocks, affiliated
Gross losses	–	(31,454)
Other
Gross gains	7,344	34
Gross losses	(2,007)	(5,249)
Net realized capital losses	(15,613)	(35,390)
Amount transferred to IMR	26,516	(693)
	10,903	(36,083)
Less federal income taxes on realized capital gains (losses) before
effect of transfer to IMR	(12,012)	2,118
Net realized capital losses	$(1,109)	$(33,965)

The Company had a 60% partnership interest in Lake Carlton Arms (“LCA”), a 1,812-unit apartment complex in Florida. The Company sold its interest in LCA in late 2006, which resulted in a gain of $7.3 million and is included in other gross gains on the schedule of realized capital gains and losses previously presented.

Loaned Securities

Collateral held and the corresponding liability for collateral held for loaned securities was $164.8 million and $166.9 million at December 31, 2006 and 2005, respectively. The fair value of the loaned securities was $161.6 million and $163.7 million at December 31, 2006 and 2005, respectively. The Company’s earnings with respect to its modified securities lending program were $0.5 million less expenses of $0.1 million in 2006 and $0.2 million less expenses of $0.1 million in 2005.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

C. Investments (continued)

Loan-Backed Securities

Prepayment assumptions used in the calculation of the effective yield and valuation of loan-backed bonds and structured securities are based on available industry sources and information provided by lenders. The retrospective adjustment methodology is used for the valuation of securities held by the Company. The Company has elected to use book value as of January 1, 1994 as the cost for securities purchased prior to January 1, 1994 in lieu of historical cash flows.

Joint Ventures, Partnerships and Limited Liability Companies

The Company has no investments in joint ventures, partnerships or limited liability companies that exceed 10% of its admitted assets.

The Company recorded $1.4 million and $4.4 million of impairments on non-public joint ventures in 2006 and 2005, respectively. These joint ventures have underlying characteristics of common stock. Fair values utilized in determining impairments were determined by the Company based on the joint venture’s operating results.

Repurchase Agreements

The Company also periodically enters into repurchase agreements on U.S. Treasury securities to enhance the yield of its bond portfolio. These transactions are accounted for as financings as the securities received at the end of the repurchase period are identical to the securities transferred. Any repurchase liability is included in other liabilities. There were no open transactions at December 31, 2006 or 2005.

D. Nonadmitted Assets

The Company’s nonadmitted assets at December 31 are as follows:

	2006	2005
	(In Thousands)
Net deferred tax asset	$93,909	$91,953
Furniture and equipment	2,157	2,283
Software applications	10,492	6,923
Prepaid pension asset	20,591	5,517
Prepaid expenses	2,620	3,584
Other	4,735	3,470
Total nonadmitted assets	$134,504	$113,730

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

E. Investment Products

The Company issues several different investment products, including flexible premium annuities, single premium deferred annuities and supplementary contracts not involving life contingencies. The book value of liabilities for these investment products was $735.6 million and $761.7 million at December 31, 2006 and 2005, respectively. The fair value of liabilities for these investment products was $744.0 million and $783.5 million at December 31, 2006 and 2005, respectively. The fair value of these liabilities was estimated as the average of the present value of future cash flows under different scenarios of future interest rates of A-rated corporate bonds and related changes in premium persistency and surrenders.

F. Reinsurance

For individual life products sold beginning in August 2004, the company increased the amount it retains to $2.0 million of risk on any person. Prior to that and beginning January 1, 2002, the Company generally retained no more than $1.0 million of risk on any person (excluding accidental death benefits and dividend additions). Reinsurance for life products is ceded under yearly renewable term, coinsurance, and modified coinsurance agreements with various reinsurers. Total individual life premiums ceded were $45.2 million and $41.8 million for the years ended December 31, 2006 and 2005, respectively, and are included as a reduction of insurance income. Total individual life insurance ceded was $20.9 billion and $19.5 billion of the $43.1 billion and $42.5 billion in force at December 31, 2006 and 2005, respectively. The Company has assumed a small amount of yearly renewable term reinsurance from non-affiliated insurers.

At December 31, 2006 and 2005, the Company did not have ownership or control over any non-affiliated reinsurers, and there were no policies reinsured outside the United States with companies owned or controlled by an affiliated entity.

There were no unilaterally cancelable reinsurance agreements (for reasons other than for nonpayment of premium or other similar credits) in effect at December 31, 2006 and 2005.

No reinsurance agreements were in force at December 31, 2006 and 2005 which could reasonably result in a payment to the reinsurer in excess of the total direct premiums collected. No new reinsurance agreements were enacted during the year which included life insurance policies inforce at the end of the previous year.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

F. Reinsurance (continued)

Disability income products are significantly reinsured under coinsurance and modified coinsurance agreements primarily with Unum Provident Corporation (“UNUM”) where the Company cedes 80% of the experience risk on the block of business. The Company pays UNUM an interest rate of 7% on the reserves held by the Company. Total disability income premiums ceded in 2006 and 2005 were $33.5 million and $35.1 million, respectively. The Company’s agreements with UNUM meet risk transfer criteria to qualify for reinsurance accounting treatment as prescribed by the Department.

The Company would be liable with respect to any ceded insurance should any reinsurer be unable to meet its assumed obligations.

As of December 31, 2006 and 2005, the Company had $3.7 billion and $4.3 billion, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the State of Vermont. At December 31, 2006 and 2005, reserves on the above in force insurance totaled $65.2 million and $62.6 million, respectively, and are included in policy reserves.

At December 31, 2006 and 2005, there would be no significant change in the Company’s financial position if all reinsurance agreements were terminated.

G. Federal Income Taxes

The components of the net deferred tax asset at December 31 are as follows:

	2006	2005
	(In Thousands)
Total gross deferred tax assets	$245,115	$252,873
Total deferred tax liabilities	(79,483)	(83,939)
Net deferred tax asset	165,632	168,934
Deferred tax asset nonadmitted	(93,909)	(91,952)
Net admitted deferred tax asset	$71,723	$76,982

Current income taxes incurred consist of the following major components:

	2006	2005
Current income tax expense (benefit) on:	(In Thousands)
Operations	$(2,051)	$12,437
Capital gains/losses	3,123	(1,694)
Surplus	(30)	(60)
Total income tax expense (benefit)	$1,042	$10,683

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

G. Federal Income Taxes (continued)

The main components of the deferred tax assets and liabilities at December 31 are as follows:

	2006	2005
	(In Thousands)
Deferred tax assets:
Reserves	$89,813	$94,197
Policy DAC	59,374	60,902
Policyholder dividends	22,423	22,054
Stocks	(2,390)	1,248
Bonds	(2,067)	(1,782)
Low income housing credits	–	2,367
Deferred compensation	57,786	58,614
Other	20,176	15,273
Total deferred tax assets	245,115	252,873

Nonadmitted deferred tax assets	(93,909)	(91,952)
Admitted deferred tax assets	151,206	160,921

Deferred tax liabilities:
Deferred intercompany gain	38,280	38,280
Premiums receivable	25,746	25,786
Net unrealized gains	5,871	3,432
Other invested assets	1,388	10,943
Depreciable assets	3,740	3,714
Other	4,458	1,784
Total deferred tax liabilities	79,483	83,939

Net deferred tax asset	$71,723	$76,982

The net change in nonadmitted deferred tax assets was as follows:

	2006	2005
	(In Thousands)
Net increase (decrease) in nonadmitted
deferred tax assets	$1,957	$(69,611)

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

G. Federal Income Taxes (continued)

The change in net deferred income taxes is comprised of the following:

	2006	2005	Change
	(In Thousands)
Total deferred tax assets	$245,115	$252,873	$(7,758)
Total deferred tax liabilities	(79,483)	(83,939)	4,456
Net deferred tax asset	$165,632	$168,934	(3,302)
Less: tax effect of unrealized gains			2,439
Less: tax effect of increase in minimum pension
obligation			2,678
Adjusted change in gross deferred taxes			$1,815

The provision for federal income taxes incurred in 2006 is different from that which would be obtained by applying the statutory federal income tax rate of 35% to income before income taxes. The tax at the statutory rate and significant items causing this difference are as follows:

(In Thousands)
Operations and gains provision computed at
statutory rate	$22,104
Audit settlement	(2,034)
Dividends received deduction and tax
exempt interest	(8,222)
Interest maintenance reserve	(1,453)
COLI	(2,401)
Change in nonadmitted assets	(6,586)
Low income housing credits	(711)
Other	(1,470)
Total	$(773)

Current federal income tax provision	$1,042
Adjusted change in gross deferred taxes	(1,815)
Statutory federal income taxes	$(773)

NLHC files a consolidated tax return which includes all of its downstream subsidiaries including the Company. The method of allocation for federal income tax expense between the companies is pursuant to a written agreement approved by the Board of Directors. Allocation is based upon separate return calculations with current credit for net losses. Intercompany tax balances are settled annually.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

G. Federal Income Taxes (continued)

Income taxes incurred that will be available for recoupment in the event of future net losses are as follows:

(In Thousands)
2006	$7,619
2005	9,223
2004	1,900

In 2005, pursuant to SSAP No. I0 Q&A 2.5, the Company modified its groupings of assets and liabilities. To incorporate a more detailed methodology, the Company separated premiums receivable from the underlying policy reserves. Deferred taxes are calculated separately for premium receivable and for policy reserves. The Company requested that the Department approve its change in methodology and such approval was granted on February 17, 2006 as a prescribed accounting practice. The effect of the change in methodology was to increase net deferred tax assets and surplus by $24.5 million at December 31, 2005.

H. Information Concerning Parent, Subsidiaries and Affiliates

On January 1, 2005, the Company entered into agreements with NRPA whereby the Company assumed the primary obligation for the servicing of all the Company’s non-qualified pension obligations. This included all the defined contribution deferred compensation plans, General Agents Pension Plan, and other benefit obligations previously transferred to NRPA. Invested assets and plan liabilities of approximately $125 million were transferred from NRPA to the Company.

During 2005, the Company dividended its interests of approximately $9.3 million in National Life Capital Management, Inc. (“NLCAP”) and Administrative Services, Inc. (“ASI”), wholly owned subsidiaries of the Company, to NLVF. Prior to the Company’s dividend of its interest in NLCAP to NLVF, NLCAP dividended assets of approximately $38.9 million to the Company.

In late 2005, the Company dissolved NFS and now holds 100% of the outstanding stock of LSWNH. Prior to dissolution, NFS had $80.0 million of debt. NFS had cumulative operating losses, primarily due to the servicing of the debt. As a result of these losses, the company had recorded an unrealized loss of $31.5 million with respect to its investment in NFS prior to the date of dissolution. In connection with the dissolution of NFS, the Company recognized realized losses of $31.5 million with a corresponding reduction in unrealized losses.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

H. Information Concerning Parent, Subsidiaries and Affiliates (continued)

LSWNH dividended cash of approximately $17.7 million and $1.8 million to the Company during 2006 and 2005, respectively.

All intercompany transactions are settled on a current basis. Amounts payable or receivable at December 31 generally represent year end cost allocations, reinsurance transactions, and income taxes and are included in the accompanying Statements of Admitted Assets, Liabilities and Surplus.

No guarantees or undertakings on behalf of an affiliate resulting in a material contingent exposure of the Company’s surplus existed at December 31, 2006 and 2005.

The Company and several of its subsidiaries and affiliates share common facilities and employees. Expenses are periodically allocated according to specified reimbursement agreements. The Company had no agreements in place at December 31, 2006 to potentially move nonadmitted assets into subsidiaries or affiliates.

I. Benefit Plans

The Company sponsors a qualified defined benefit pension plan covering substantially all National Life Group employees (“HOEPP”). The plan is administered by the Company and is non-contributory, with benefits for Company employees hired prior to July 1, 2001 based on an employee’s retirement age, years of service, and compensation near retirement. Benefits for Company employees hired after June 30, 2001 and non-Company employees are based on the amount credited to the employee's account each year, which is a factor of the employee's age, service and compensation, increased at a specified rate of interest. Plan assets are primarily bonds and common stocks held in a Company separate account and funds invested in a general account group annuity contract issued by the Company. The Company also sponsors other non-qualified pension plans, including a non-contributory defined benefit plan for general agents that provides benefits based on years of service and sales levels, a non-contributory defined supplemental benefit plan for certain executives and a non-contributory defined benefit plan for retired directors. These non-qualified defined benefit pension plans are not separately funded. Participation costs for non-Company employees are allocated to subsidiaries and affiliates as appropriate.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

I. Benefit Plans (continued)

The Company sponsors four defined benefit postretirement plans that provide medical, dental, and life insurance benefits to employees and agents. Substantially all employees and agents who began service prior to July 1, 2001 may be eligible for retiree benefits if they reach normal retirement age and meet certain minimum service requirements while working for the Company. Most of the plans are contributory, with retiree contributions adjusted annually, and contain cost sharing features such as deductibles and copayments. The plans are not funded and the Company pays for the plan benefits on a current basis. The plan costs are recognized as benefits are earned. These defined benefit plans are included in the other benefits category in the tables that follow.

At December 31, 1998, the Company entered into agreements with a downstream affiliate, NRPA, a wholly-owned subsidiary of NLCAP, whereby NRPA assumed the primary obligation for the servicing of certain deferred compensation, accrued vested General Agent pension plan, and other benefit obligations from the Company in exchange for a lump-sum payment. The Company remained contingently liable for these plans in the event that NRPA was unable to fulfill its contractual obligations. The Company also transferred its pension administration and servicing operations to NRPA at December 31, 1998. The Company transferred additional non-qualified pension obligations to NRPA between 1998 and 2004.

On January 1, 2005, the Company entered into agreements with NRPA whereby the Company assumed the primary obligation for the servicing of all the Company’s non-qualified pension obligations. This included all the defined contribution deferred compensation plans, General Agents Pension Plan, and other benefit obligations previously transferred to NRPA. Invested assets and plan liabilities of approximately $125 million were transferred from NRPA to the Company.

The following tables show the plans' combined funded status at December 31:

	Pension Benefits		Other Benefits
	2006	2005	2006	2005
		(In Thousands)
(1) Change in benefit obligation
Benefit obligation at beginning of year	$249,800	$150,205	$33,040	$27,429
Transfer-in from affiliate – PBO	–	91,240	–	–
Service cost	5,789	5,502	1,486	1,435
Interest cost	13,651	13,539	1,839	1,669
Actuarial (gain) loss	(5,846)	18,297	(69)	4,598
Transfer-in from affiliate – actuarial loss	–	(14,289)	–	–
Benefits paid	(14,860)	(14,055)	(2,166)	(2,091)
Curtailments	–	(639)	–	–
Benefit obligation at end of year	$248,534	$249,800	$34,130	$33,040

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

I. Benefit Plans (continued)

		Pension Benefits		Other Benefits
		2006	2005	2006	2005
		(In Thousands)
(2)	Change in plan assets
	Fair value of plan assets at beginning
	of year	$108,682	$99,147	$–	$–
	Actual return on plan assets	7,625	8,739	–	–
	Employer contribution	22,300	7,081	–	–
	Benefits paid	(6,902)	(6,285)	–	–
	Fair value of plan assets at end of year	$131,705	$108,682	$–	$–

		Pension Benefits		Other Benefits
		2006	2005	2006	2005
		(In Thousands)
(3)	Funded status
	Unamortized prior service cost (benefit)	$(449)	$(508)	$–	$(841)
	Unrecognized net loss	67,561	76,898	3,891	5,047
	Additional funding for minimum
	pension liability	52,757	60,410	–	–
	Remaining net obligation or net asset
	at initial date of application	–	–	4,430	5,168
	Prepaid assets or (accrued liabilities)	(50,802)	(62,679)	(25,809)	(23,666)

		Pension Benefits		Other Benefits
		2006	2005	2006	2005
		(In Thousands)
(4)	Benefit obligation for non-vested
	employees	$14,310	$16,620	$6,651	$7,879

The components of net periodic benefit cost are as follows:

		Pension Benefits		Other Benefits
		2006	2005	2006	2005
		(In Thousands)
Components of net periodic benefit cost
	Service cost	$5,789	$5,502	$1,486	$1,435
	Interest cost	13,651	13,539	1,839	1,669
	Expected (return) on plan assets	(9,221)	(7,949)	–	–
	Amortization of unrecognized transition
	obligation or transition asset	–	–	738	738
	Amount of unrecognized gains and losses	5,086	4,074	1,087	(167)
	Amount of prior service cost recognized	(59)	(66)	(841)	(841)
	Total net periodic benefit cost	$15,246	$15,100	$4,309	$2,834

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

I. Benefit Plans (continued)

The measurement date for all the plans was October 1 preceding the date of the balance sheet.

The total accumulated benefit obligation was $234.2 million and $233.8 million at December 31, 2006 and 2005, respectively.

The HOEPP prepaid pension asset of $20.6 million and $5.5 million at December 31, 2006 and 2005, respectively, is accounted for as a nonadmitted asset.

In 2006 a decrease of $7.6 million and in 2005 a increase of $32.8 million in the minimum pension liability were recorded as an adjustment to surplus. The minimum funding obligation liability at December 31, 2006 and 2005 was $52.8 million and $60.4 million, respectively. There were no admitted intangible pension assets at December 31, 2006 or 2005.

	Pension Benefits		Other Benefits
	2006	2005	2006	2005
Weighted-average assumptions as of Dec. 31
a. Discount rate	5.75%	5.50%	5.75%	5.50%
b. Rate of compensation increase	Varies -	Varies - based	N/A	N/A
	based on age	on age
c. Expected long-term rate of return on plan
assets	8.00%	8.00%	N/A	N/A

The projected health care cost trend rate (“HCCTR”) for 2006 and 2005 was 10%. This projected rate declines linearly to 5% in 2011 and remains level thereafter.

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. Increasing the assumed HCCTR by one percentage point in each year would increase the accumulated postretirement benefit obligation (“APBO”) by about $3.1 million and increase the 2006 service and interest cost components of net periodic postretirement benefit cost by about $0.1 million. Decreasing the assumed HCCTR by one percentage point in each year would reduce the APBO by about $2.6 million and the 2006 service and interest cost components of net periodic postretirement benefit cost by about $0.1 million. The Company uses the straight-line method of amortization for prior service cost and unrecognized gains and losses.

Plan Asset Category	October 1, 2006	October 1, 2005
Bonds	39%	36%
Common stocks	58	60
Group annuity contract
and other	3	4
Total	100%	100%

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

I. Benefit Plans (continued)

Investments are selected pursuant to investment objectives, policy, and guidelines as approved by the Chief Investment Officer of the Company and by the Committee on Finance of the Company’s Board of Directors. The primary objective is to maximize long-term total return within the investment policy and guidelines. The Company’s investment policy for the plan assets is to achieve a target allocation of approximately 50%-75% stocks and 25%-50% bonds and other fixed income instruments when measured at fair value. Investments in the obligations of any one issuer, other than the United States of America government or its agencies, shall not exceed 5% of the total investment portfolio. Further, no more than 50% of the total investment portfolio shall be invested in any major industry group (for example, public utilities, industrial, mortgage-backed or asset-backed securities, etc.), and no more than 30% shall be invested in any sub-industry (for example, oil, gas, or steel).

The Company’s expected long-term rate of return of 8% is based upon an expected return on stock investments of 10%-11%, and a weighted expected return of 5%-6% on fixed income investments. These projections were based on the Company’s historical and projected experience and on long term projections by investment research organizations.

Projected benefit payments for defined benefit obligations and for projected Medicare Part D reimbursements for each of the five years following December 31, 2006, and in aggregate for the five years thereafter is as follows (in thousands):

			Projected Medicare
	Projected Pension	Projected Other	Part D
Year	Benefit Payments	Benefit Payments	Reimbursements
		(In Thousands)
2007	$16,284	$2,524	$ 210
2008	16,273	2,645	230
2009	16,155	2,731	250
2010	16,209	2,854	269
2011	16,470	2,937	286
2012-2016	90,404	15,163	1,689

The Company’s expected 2007 contribution into its separately funded defined benefit pension plan is $6.0 million. The Company may elect to make smaller or larger contributions in 2007, subject to regulatory requirements and maximum contribution limitations.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

I. Benefit Plans (continued)

The Company provides 401-K plans for its employees. For employees hired prior to July 1, 2001, up to 3% of an employee's salary may be invested by the employee in a plan and matched by funds contributed by the Company subject to applicable maximum contribution guidelines. Employees hired prior to July 1, 2001, and below specified levels of compensation also receive a foundation contribution of 1.5% of compensation. Employees beginning service after June 30, 2001 will receive a 50% match on up to 6% of an employee’s salary, subject to applicable maximum contribution guidelines. Additional employee voluntary contributions may be made to the plans subject to contribution guidelines. Accumulated funds may be invested by the employee in a group annuity contract with the Company or in mutual funds (several of which are sponsored by an affiliate of the Company). Vesting and withdrawal privilege schedules are attached to the Company's matching contributions. Plan assets invested in the mutual funds are outside the Company and as such are excluded from the Company's assets and liabilities. The Company’s contribution to 401-K plans for its employees was $1.1 million and $1.0 million for the years ended December 31, 2006 and 2005, respectively.

The Company also provides a 401-K plan for it’s regular full-time agents whereby accumulated funds may be invested by the agent in a group annuity contract with the Company or in mutual funds (several of which are sponsored by an affiliate of the Company). Total annual contributions can not exceed certain limits which vary based on total agent compensation. No Company contributions are made to the plan. Plan assets invested in the mutual funds are outside the Company and as such are excluded from the Company's assets and liabilities. The Company’s contribution to its 401-K plan for agents was $0.2 million and $0.3 million for the years ended December 31, 2006 and 2005, respectively.

The Company also has a defined contribution pension plan covering substantially all full-time agents. Contributions of 6.1% of each agent’s compensation up to the Social Security taxable wage base and 7.5% of the agent’s compensation in excess of the wage base, subject to the maximum legal limitations for qualified plans, are made each year. Accumulated funds may be invested by the agent in a group annuity contract with the Company or in mutual funds (several of which are sponsored by an affiliate of the Company). Plan assets invested in the mutual funds are outside the Company and as such are excluded from the Company’s assets and liabilities.

During the fourth quarter of 2005, the Company announced plans to restructure a significant number of general agencies. These restructurings included the termination or redeployment of several general agent participants in a non-contributory defined benefit plan. The effect of this curtailment was to reduce the projected benefit obligation at December 31, 2005 by $0.6 million with a corresponding reduction in unrecognized losses. There was no effect on 2005 net income. Projected 2006 service costs decreased by $0.4 million as a result of the curtailment.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

I. Benefit Plans (continued)

In December 2003, the Medicare Prescription Drug Improvement and Modernization Act of 2003 was enacted which provides certain prescription drug related benefits for retirees and subsidies for employers providing actuarial equivalent subsidies to their retirees beginning in 2006. The Company’s postretirement health plans pass the actuarial equivalence test, and qualify for the Medicare Part D Subsidy. The effect of this legislation is reflected in the obligations of December 31, 2006 and 2005. The reduction in the accumulated benefit obligation for the subsidy related to benefits attributed to past service is $4.9 million and $5.1 million in 2006 and 2005, respectively.

J. Capital and Surplus, Shareholder Dividend Restrictions and Quasi-Reorganizations

At December 31, 2006 and 2005, the Company had 2.5 million shares authorized and outstanding. All shares are Class A shares. No preferred stock has been issued.

On January 1, 1999, the Company converted from a mutual to a stock insurance company as part of a reorganization into a mutual holding company corporate structure. Under the provisions of the reorganization, the Company issued 2.5 million common stock $1 par shares to its parent and recorded $5.0 million of additional paid-in-capital as transfers from unappropriated surplus.

Prior to the conversion, policyowners held policy contractual and membership rights from National Life. The contractual rights, as defined in the various insurance and annuity policies, remained with National Life after the conversion. Membership interests held by policyowners of National Life at December 31, 1998 were converted to membership interests in NLHC, a mutual insurance holding company created for this purpose. NLHC currently owns all the outstanding shares of NLVF, a stock holding company created for this purpose, which in turn currently owns all the outstanding shares of National Life. NLHC currently has no other significant assets, liabilities or operations other than that related to its ownership of NLVF’s outstanding stock. Similarly, NLVF currently has no significant assets or operations other than those related to investments funded by a 2002 dividend from the Company, subsidiary’s dividended by the Company in 2005 as previously discussed, issuance of $220 million in debt financing in 2003, issuance of an additional $75 million in debt financing in 2005, and its ownership of National Life’s outstanding stock. Under the terms of the reorganization, NLHC must always hold a majority of the voting shares of NLVF.

Policyowner surplus is restricted by required statutory surplus of $5 million, other state permanent surplus (guaranty fund) requirements of $500,000, and special surplus amounts required by the State of New York in connection with variable annuity business. There were no changes in the balances of any special surplus funds from the prior period.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

J. Capital and Surplus, Shareholder Dividend Restrictions and Quasi-Reorganizations (continued)

During 2006, the Company paid a cash dividend of $10 million to NLVF. During 2005, the Company dividended its interest of approximately $9.3 million in NLCAP and ASI, wholly owned subsidiaries of the Company, to NLVF. Dividends declared by the Company in excess of the lesser of net gain from operations or 10% of statutory surplus require pre-approval by the Commissioner. Within the limitations of the above, there are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to the shareholder. No stock is held for special purposes.

The Company did not receive any capital contributions from its parent, NLVF, during 2006 and 2005.

The Company also has two lines of credit available. A $25 million line of credit with State Street Bank, based on an adjustable rate equal to LIBOR plus 50 basis points. The outstanding balance was $0 as of December 31, 2006 and 2005. The Company also has a $20 million line of credit with Banknorth Group, based on an adjustable rate equal to LIBOR plus 37.5 basis points. The outstanding balance on the Banknorth line of credit was $0 as of December 31, 2006 and 2005. Total interest on the combined lines of credit was less than $10,000 in 2006 and 2005.

K. Commitments and Contingencies

The Company anticipates additional capital investments of $74.1 million into existing limited partnerships due to funding commitments.

At December 31, 2006, the Company has $5.2 million in outstanding mortgage loan funding commitments.

In the ordinary course of business, the nature of the Company’s business subjects it to claims, law suits, regulatory examinations, and other proceedings. The results of these matters cannot be predicted with certainty. There can be no assurance that these matters will not have a material adverse effect on the Company’s results of operations in any future period and a material judgment could have a material adverse impact on the Company’s financial condition and results of operations. However, it is the opinion of management, after consultation with legal counsel that, based on information currently available, the ultimate outcome of these matters will not have a material adverse impact on the business, financial condition, or operating results of the Company.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

K. Commitments and Contingencies (continued)

During 1997, several class action lawsuits were filed against the Company in various states related to the sale of life insurance policies during the 1980’s and 1990’s. The Company specifically denied any wrongdoing. The Company agreed to a settlement of these class action lawsuits in June 1998. This agreement was subsequently approved by the court in October 1998. The settlement provided class members with various policy enhancement options and new product purchase discounts. Class members could instead pursue alternative dispute resolution according to predetermined guidelines. All of the alternative dispute resolution cases had been settled by December 31, 2000. Qualifying members also opted out of the class action to preserve their litigation rights against the Company. Management believes that while the ultimate cost of this litigation (including those who opted out of the class action) is still uncertain, it is unlikely, after considering existing provisions, to have a material adverse effect on the Company’s financial position. Existing provisions for this contingency were reduced in each year beginning in 2001, and are included as other adjustments to surplus.

The Company participates in the guaranty association of each state in which it conducts business. The amount of any assessment is based on various rates, established by members of the National Organization of Life and Health Insurance Guaranty Associations (“NOLHGA”). At December 31, 2006 and 2005, the Company had accrued assessment charges of $1.1 million and $1.2 million with expected payment over the subsequent five years. The Company has also recorded a related asset of $114,000 for premium tax credits, which are expected to be realized through 2016.

The Company currently leases rights to the use of certain data processing hardware and software from American International Technology Enterprises, Inc., Livingston, New Jersey. The Company has terminated this lease with an expected effective date in the second quarter of 2007. The Company has entered into a new lease for similar services with Perot Systems. The following is a schedule of future minimum lease payments as of December 31, 2006 (in millions):

Operating
Year	Leases
2007	$4.5
2008	4.4
2009	4.4
2010	4.4
2011	0.6
Total minimum lease payments	$18.3

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

K. Commitments and Contingencies (continued)

The Company has a multi year contract for information systems application and infrastructure services from Keane, Inc. of Boston, Massachusetts. The contract became effective on February 1, 2004. The Company’s remaining obligation under the contract as of December 31, 2006 (in millions):

Contract
Year	Obligation
2007	$14.1
2008	14.1
2009	14.1
2010	1.2
Total contract obligation	$43.5

L. Closed Block

The Closed Block was established on January 1, 1999 as part of the conversion to a mutual holding company corporate structure. The Closed Block was initially funded on January 1, 1999 with cash and securities totaling $2.2 billion. Assets, liabilities, and results of operations of the Closed Block are presented in their normal categories on the statements of admitted assets, liabilities and surplus, and on the statements of income and capital and surplus.

At December 31, 2006 and 2005, Closed Block liabilities exceeded Closed Block assets, and no additional dividend obligation was required.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

M. Annuity Reserves, Supplementary Contracts, and Other Deposit Fund Liabilities

At December 31, 2006, the Company’s annuity reserves and other deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

	Amount	Percent
	(In Thousands)
Subject to discretionary withdrawal (with adjustment):
With market value adjustment	$50,398	3%
At book value less current surrender charge of 5% or more	245,001	14%
Total with adjustment or at market value	295,399	17%
Subject to discretionary withdrawal (without adjustment) at
book value with minimal or no charge or adjustment	1,166,898	65%
Not subject to discretionary withdrawal	325,168	18%
Total annuity reserves and deposit fund liabilities — before
reinsurance	1,787,465	100%
Less reinsurance ceded	–
Net annuity reserves and deposit fund liabilities	$1,787,465

N. Premium and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life insurance premiums and annuity considerations at December 31, 2006, were as follows:

	Gross	Net of Loading
	(In thousands)
Ordinary new business	$3,605	$1,226
Ordinary renewal	72,469	72,343
Total	$76,074	$73,569

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

O. Separate Accounts

Separate and variable accounts held by the Company represent funds held in connection with certain variable annuity, variable universal life, Company sponsored benefit plans, and funds invested on behalf of group pensions. All separate account assets are carried at fair value. The Company participates in certain separate accounts. All of the Company's separate accounts are nonguaranteed.

	2006	2005
	(In thousands)
Separate account premiums and considerations	$98,513	$107,052

Reserves for accounts with assets at fair value	894,508	791,026

The withdrawal characteristics of separate accounts at December 31 were as follows:

	2006	2005
	(In thousands)
Subject to discretionary withdrawal with adjustment -
At book value (which equals fair value) less surrender charge	$346,859	$336,030
Of 5% or more

Subject to discretionary withdrawal without adjustment -
At book value (which equals fair value)	404,903	342,201

Not subject to discretionary withdrawal	142,746	112,795
Total reserves	$894,508	$791,026

A reconciliation of net transfers to/from separate accounts during 2006 and 2005 is as follows:

	2006	2005
	(In thousands)
Net transfers to/from separate accounts	$32,430	$46,921
Reconciling items:
Cost of insurance charges	(24,356)	(22,990)
Total	$8,074	$23,931

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

P. Fair Value of Financial Instruments

The carrying values and estimated fair values of financial instruments at December 31 were as follows:

	2006		2005
	Carrying	Estimated Fair	Carrying	Estimated Fair
	Value	Value	Value	Value
	(In thousands)
Cash and short-term investments	$129,752	$129,752	$4,727	$4,727
Bonds	4,691,832	4,785,861	4,657,465	4,802,621
Preferred stocks	88,219	90,907	70,644	74,900
Common stocks	304,860	304,860	261,315	261,315
Mortgage loans	861,229	875,487	910,544	939,094
Contract loans	564,281	567,879	570,647	573,113

Investment product liabilities	735,616	743,952	761,686	783,538

For cash and short-term investments carrying value approximates estimated fair value.

Fair value for bonds, preferred stocks, and unaffiliated common stocks are based on published prices by the SVO of the NAIC, if available. In the absence of SVO published prices, or when amortized cost is used by the SVO, quoted market prices by other third party organizations, if available, are used to calculate fair value. If neither SVO published prices nor quoted market prices are available, management estimates the fair value based on the quoted market prices of securities with similar characteristics or on industry recognized valuation techniques.

Mortgage loan fair values are estimated as the average of discounted cash flows under different scenarios of future mortgage interest rates (including appropriate provisions for default losses and borrower prepayments).

For variable rate contract loans the unpaid balance approximates fair value. Fixed rate contract loan fair values are estimated based on discounted cash flows using the current variable contract loan rate (including appropriate provisions for mortality and repayments).

Investment product liabilities include flexible premium annuities, single premium deferred annuities, and supplementary contracts not involving life contingencies. Investment product fair values are estimated as the average of discounted cash flows under different scenarios of future interest rates of A-rated corporate bonds and related changes in premium persistency and surrenders.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

Q. Reconciliation to Statutory Annual Statements

These financial statements reflect an adjustment to an inter-company commission accrual between the Company and LSW. This adjustment was recorded subsequent to the filing of the Company’s 2004 annual statement with the Department. The effect of this adjustment was to increase commissions and operating expenses by $1.2 million and decrease federal income tax expense by $0.4 million, with a corresponding increase in unrealized gains of $0.8 million from that previously reported to the Department. This adjustment was reflected in the 2005 annual statement.

	2006		2005
	Net Income	Surplus	Net Income	Surplus
	(In thousands)
Per annual statement, as filed	$79,710	$707,989	$91,566	$623,465

Commission expense	–	–	1,241	1,241
Tax expense	–	–	(434)	(434)
Unrealized	–	–	–	(807)
Per accompanying financial statements	$79,710	$707,989	$92,373	$623,465

R. Pending Accounting Standards

SFAS No. 158 - Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans - an amendment of FASB Statements No. 87, 88, 106, and 132(R). In September 2006, the FASB issued SFAS No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans - an amendment of FASB Statements No. 87, 88, 106, and 132(R)” (“SFAS 158”). The guidance requires the Company to recognize on the balance sheet the funded status of its defined benefit postretirement plans as either an asset or liability, depending on the plans’ funded status, with changes in the funded status recognized through other comprehensive income. The funded status is measured as the difference between the fair value of the plan assets and the projected benefit obligation, for pension plans, or the accumulated postretirement benefit obligation for postretirement benefit plans. Prior service costs or credits and net gains or losses which are not recognized in current net periodic benefit cost, pursuant to SFAS No. 87, “Employers’ Account for Pensions” or SFAS No. 106, “Employers’ Accounting for Postretirement Benefits Other Than Pensions,” must be recognized in other comprehensive income, net of tax, in the period in which they occur. As these items are recognized in net periodic benefit cost, the amounts accumulated in other comprehensive income are adjusted. Disclosure requirements have also been expanded to separately provide information on the prior service costs or credits and net gains and losses recognized in other comprehensive income and their effects on net periodic benefit costs. While the NAIC has not accepted or rejected this accounting standard, if the Company is required to adopt this accounting standard, capital and surplus would be reduced by approximately $21.5 million.

NATIONAL VARIABLE
LIFE INSURANCE ACCOUNT
(A Separate Account of National
Life Insurance Company)

FINANCIAL STATEMENTS

* * * * *
DECEMBER 31, 2006

PricewaterhouseCoopers LLP
100 Pearl Street
Hartford, CT 06103
Telephone (860) 241 7000
Facsimile (860) 241 7590

Report of Independent Registered Public Accounting Firm

To the Board of Directors of National Life Insurance Company
and Policyholders of National Variable Life Insurance Account:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the sub-accounts constituting the National Variable Life Insurance Account (a Separate Account of National Life Insurance Company) (the Variable Account) at December 31, 2006, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the mutual funds, provide a reasonable basis for our opinion.

Hartford, Connecticut
April 13, 2007

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

 STATEMENTS OF NET ASSETS

December 31, 2006

Total Assets and Net Assets:		VariTrak		Estate Provider		Benefit Provider
		Product		Product		Product
Investments in shares of mutual fund portfolios at market value		Accumulation	Unit	Accumulation	Unit	Accumulation	Unit
(policyholder accumulation units and unit value):		Units	Value	Units	Value	Units	Value
AIM Variable Insurance Funds
Dynamics Fund	$1,642,070	146,960.78	9.55	19,372.68	10.08	25,871.93	1.69
Global Health Care Fund	$2,750,410	242,414.16	10.36	16,861.25	10.94	25,763.61	2.13
Technology Fund	$1,688,170	337,298.27	4.72	5,240.53	4.98	51,317.04	1.38
Alger American Fund
Growth Portfolio	$14,504,469	626,615.23	20.60	20,570.35	9.99	23,671.37	58.81
Leveraged All Cap Portfolio	$1,805,763	136,089.44	10.50	7,062.04	11.09	70,907.42	4.22
Small Capitalization Portfolio	$11,227,008	694,956.09	14.95	15,508.82	13.31	11,564.16	54.65
American Century Variable Portfolios
Income & Growth Portfolio	$4,863,809	272,398.45	14.27	38,155.66	15.24	42,467.27	9.28
Inflation Protection Portfolio	$1,976,214	162,617.08	10.76	13,288.97	11.02	69,977.16	1.13
International Portfolio	$3,730,169	225,619.35	15.75	10,883.61	16.14	-	-
Ultra Portfolio	$83,687	4,781.78	10.47	3,132.95	10.73	-	-
Value Portfolio	$12,266,301	463,154.91	20.60	46,852.78	19.94	128,326.16	13.96
Vista Portfolio	$3,172,187	242,497.80	12.55	10,046.61	12.85	-	-
Dreyfus Variable Investment Fund
Appreciation Portfolio	$3,040,234	238,561.89	12.36	7,264.56	12.66	-	-
Developing Leaders Portfolio	$46,313	3,930.11	11.78	-	-	-	-
Quality Bond Portfolio	$147,186	12,253.35	10.97	1,142.22	11.23	-	-
Socially Responsible Growth Fund	$391,640	42,843.51	7.90	1,621.24	8.34	13,903.19	2.86
DWS Variable Series II (1)
Dreman High Return Equity Portfolio	$399,835	28,419.21	14.07	-	-	-	-
Dreman Small Cap Value Portfolio	$1,586,715	94,237.43	16.08	4,349.37	16.47	-	-
DWS VIP Funds (1)
Equity 500 Index Fund	$1,828,205	-	-	-	-	114,730.14	15.93
Small Cap Index Fund	$281,916	-	-	-	-	14,404.27	19.57
Franklin Templeton Variable Insurance Products Trust
Foreign Securities Fund	$4,116,076	252,143.07	15.21	18,023.51	15.58	-	-
Mutual Shares Securities Fund	$1,071,787	69,236.47	14.15	6,376.77	14.49	-	-
Real Estate Fund	$1,699,039	84,906.32	18.31	7,680.18	18.76	-	-
Small Cap Fund	$158,567	12,295.00	12.29	591.71	12.59	-	-
Small Cap Value Securities Fund	$686,529	40,260.12	15.05	5,222.17	15.42	-	-

(1)		Effective February 6, 2006, the Scudder Variable Series II Funds and the Scudder VIP Funds
were renamed the DWS Variable Series II Funds and the DWS VIP Funds.

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF NET ASSETS

December 31, 2006

Total Assets and Net Assets:		VariTrak		Estate Provider		Benefit Provider
		Product		Product		Product
Investments in shares of mutual fund portfolios at market value		Accumulation	Unit	Accumulation	Unit	Accumulation	Unit
(policyholder accumulation units and unit value):		Units	Value	Units	Value	Units	Value
JP Morgan Series Trust II
International Equity Portfolio	$3,520,811	211,123.78	14.54	18,394.97	14.63	10,985.12	16.53
Small Company Portfolio	$1,792,499	78,633.20	17.67	21,893.72	15.88	2,506.13	22.13
Morgan Stanley Universal Institutional Funds
Core Plus Fixed Income Portfolio	$93,272	-	-	-	-	61,501.32	1.52
Emerging Markets Equity Portfolio	$171,278	-	-	-	-	72,806.65	2.35
High Yield Portfolio	$74,213	-	-	-	-	61,922.11	1.20
US Real Estate Portfolio	$470,322	-	-	-	-	123,856.08	3.80
Neuberger Berman Advisors Management Trust				-
Fasciano Portfolio	$2,424,607	198,687.26	11.68	8,693.66	11.96	-	-
Limited Maturity Portfolio	$2,937,142	267,744.16	10.39	14,705.29	10.64	-	-
Mid Cap Growth Portfolio	$261,081	15,053.86	14.81	2,519.72	15.16	-	-
Partners Portfolio	$3,743,940	161,432.22	16.13	39,639.77	15.83	16,843.78	30.40
Sentinel Variable Products Trust
Balanced Fund	$4,558,169	180,322.61	19.39	63,050.34	14.94	5,158.74	23.36
Bond Fund	$5,894,456	320,016.34	16.19	42,429.92	15.38	3,908.19	15.50
Common Stock Fund	$34,325,255	1,415,501.50	23.21	73,573.59	15.78	20,189.30	15.26
Mid Cap Growth Fund	$10,957,676	434,409.95	21.22	69,281.54	14.62	48,477.29	14.96
Money Market Fund	$14,809,970	553,949.50	13.43	102,908.55	13.26	4,820,962.17	1.25
Small Company Fund	$20,491,414	425,635.37	40.06	65,444.83	28.45	74,101.79	21.31
T Rowe Price Equity Series
Blue Chip Growth Portfolio	$4,833,809	371,306.64	12.28	21,863.23	12.57	-	-
Equity Income Portfolio	$661,130	44,136.98	13.59	4,392.91	13.92	-	-
Health Sciences Portfolio	$1,053,926	78,302.40	12.53	5,685.50	12.83	-	-

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF NET ASSETS

December 31, 2006

Total Assets and Net Assets:		VariTrak		Estate Provider		Benefit Provider
		Product		Product		Product
Investments in shares of mutual fund portfolios at market value		Accumulation	Unit	Accumulation	Unit	Accumulation	Unit
(policyholder accumulation units and unit value):		Units	Value	Units	Value	Units	Value
Variable Insurance Product Funds
Contrafund Portfolio	$14,950,173	514,718.55	26.29	69,805.95	20.30	-	-
Equity Income Portfolio	$15,530,594	291,626.20	52.32	18,009.29	15.22	-	-
Growth Portfolio	$17,489,438	366,019.73	43.02	132,280.00	13.17	-	-
High Income Portfolio	$6,081,061	177,852.95	30.83	54,253.41	11.01	-	-
Index 500 Portfolio	$53,009,471	1,224,228.80	35.89	636,799.54	14.25	-	-
Investment Grade Bond Portfolio	$7,196,433	414,177.80	13.54	69,278.91	14.30	345,244.51	1.73
Mid Cap Portfolio	$2,801,229	163,506.72	16.12	10,074.54	16.50	-	-
Overseas Portfolio	$15,207,501	403,893.06	32.14	79,034.81	14.43	386,019.88	2.81
Wells Fargo Variable Trust Funds
Discovery	$8,239,344	460,989.98	14.80	46,740.44	16.33	29,538.49	22.07
Opportunity	$4,517,349	175,603.69	19.27	30,602.42	19.11	12,956.49	42.27

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2006

	AIM Variable	AIM Variable	AIM Variable
	Insurance Funds	Insurance Funds	Insurance Funds	Alger American Fund	Alger American Fund
					Leveraged
	Dynamics	Global Health Care	Technology	Growth	All Cap
Investment income:
Dividend income	$-	$-	$-	$17,827	$-

Expenses:
Mortality and expense risk
and administrative charges	11,948	22,091	13,692	119,706	12,772

Net investment income (loss)	(11,948)	(22,091)	(13,692)	(101,879)	(12,772)

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	-	-	-	-	-

Net realized gain (loss) from shares sold	88,195	124,478	34,721	1,326,941	99,124

Net unrealized appreciation (depreciation)
on investments	137,979	8,271	121,803	(636,219)	176,488

Net realized and unrealized
gain (loss) on investments	226,174	132,749	156,524	690,722	275,612

Increase (decrease) in net assets
resulting from operations	$214,226	$110,658	$142,832	$588,843	$262,840

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2006

		American Century	American Century	American Century	American Century
	Alger American Fund	Variable Portfolios	Variable Portfolios	Variable Portfolios	Variable Portfolios
		Income &	Inflation
	Small Cap	Growth	Protection	International	Ultra
Investment income:
Dividend income	$-	$101,476	$65,892	$42,550	$-

Expenses:
Mortality and expense risk
and administrative charges	90,973	40,219	15,829	26,365	749

Net investment income (loss)	(90,973)	61,257	50,063	16,185	(749)

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	-	-	-	-	-

Net realized gain (loss) from shares sold	1,299,065	617,573	(28,944)	212,361	1,766

Net unrealized appreciation (depreciation)
on investments	630,310	64,520	(2,849)	425,139	(4,655)

Net realized and unrealized
gain (loss) on investments	1,929,375	682,093	(31,793)	637,500	(2,889)

Increase (decrease) in net assets
resulting from operations	$1,838,402	$743,350	$18,270	$653,685	$(3,638)

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2006

	American Century	American Century	Dreyfus Variable	Dreyfus Variable	Dreyfus Variable
	Variable Portfolios	Variable Portfolios	Investment Fund	Investment Fund	Investment Fund
				Developing	Quality
	Value	Vista	Appreciation	Leaders	Bond
Investment income:
Dividend income	$151,090	$-	$36,536	$141	$5,999

Expenses:
Mortality and expense risk
and administrative charges	88,172	23,502	22,756	350	1,166

Net investment income (loss)	62,918	(23,502)	13,780	(209)	4,833

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	953,099	8,276	-	2,915	-

Net realized gain (loss) from shares sold	342,451	148,630	80,993	943	(1,358)

Net unrealized appreciation (depreciation)
on investments	494,980	78,511	301,353	(2,479)	1,106

Net realized and unrealized
gain (loss) on investments	1,790,530	235,417	382,346	1,379	(252)

Increase (decrease) in net assets
resulting from operations	$1,853,448	$211,915	$396,126	$1,170	$4,581

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2006

		DWS	DWS
	Dreyfus Variable	Variable	Variable	DWS	DWS
	Investment Fund	Series II (1)	Series II (1)	VIP Funds (1)	VIP Funds (1)
	Socially	Dreman	Dreman		Small Cap
	Responsible Growth	High Return Equity	Small Cap Value	Equity 500 Index	Index
Investment income:
Dividend income	$372	$4,116	$4,473	$17,969	$1,813

Expenses:
Mortality and expense risk
and administrative charges	2,965	2,892	11,021	5,139	908

Net investment income (loss)	(2,593)	1,224	(6,548)	12,830	905

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	-	15,012	90,689	-	12,130

Net realized gain (loss) from shares sold	12,604	4,913	38,243	60,533	22,481

Net unrealized appreciation (depreciation)
on investments	19,944	32,104	132,552	162,245	8,602

Net realized and unrealized
gain (loss) on investments	32,548	52,029	261,484	222,778	43,213

Increase (decrease) in net assets
resulting from operations	$29,955	$53,253	$254,936	$235,608	$44,118

(1)	Effective February 6, 2006, the Scudder Variable Series II Funds and the Scudder VIP Funds were renamed the DWS Variable Series II Funds and the DWS VIP Funds.

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2006

	Franklin Templeton	Franklin Templeton	Franklin Templeton	Franklin Templeton	Franklin Templeton
	Variable Insurance	Variable Insurance	Variable Insurance	Variable Insurance	Variable Insurance
	Products Trust	Products Trust	Products Trust	Products Trust	Products Trust
	Foreign	Mutual Shares			Small Cap
	Securities	Securities	Real Estate	Small Cap	Value Securities
Investment income:
Dividend income	$41,841	$9,898	$26,940	$-	$3,811

Expenses:
Mortality and expense risk
and administrative charges	29,694	6,951	12,045	1,042	5,422

Net investment income (loss)	12,147	2,947	14,895	(1,042)	(1,611)

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	-	25,209	104,627	-	21,323

Net realized gain (loss) from shares sold	191,572	21,017	27,272	2,810	30,662

Net unrealized appreciation (depreciation)
on investments	432,609	80,986	110,661	6,995	41,923

Net realized and unrealized
gain (loss) on investments	624,181	127,212	242,560	9,805	93,908

Increase (decrease) in net assets
resulting from operations	$636,328	$130,159	$257,455	$8,763	$92,297

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2006

			Morgan Stanley	Morgan Stanley	Morgan Stanley
	JP Morgan	JP Morgan	Universal Institutional	Universal Institutional	Universal Institutional
	Series Trust II	Series Trust II	Funds	Funds	Funds
	International	Small	Core Plus	Emerging Markets
	Equity	Company	Fixed Income	Equity	High Yield
Investment income:
Dividend income	$32,193	$-	$3,836	$1,075	$5,382

Expenses:
Mortality and expense risk
and administrative charges	26,783	15,659	302	435	222

Net investment income (loss)	5,410	(15,659)	3,534	640	5,160

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	-	53,400	510	3,302	-

Net realized gain (loss) from shares sold	363,231	209,057	(381)	1,700	1,604

Net unrealized appreciation (depreciation)
on investments	229,913	(8,475)	(891)	36,655	(1,137)

Net realized and unrealized
gain (loss) on investments	593,144	253,982	(762)	41,657	467

Increase (decrease) in net assets
resulting from operations	$598,554	$238,323	$2,772	$42,297	$5,627

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2006

	Morgan Stanley	Neuberger Berman	Neuberger Berman	Neuberger Berman	Neuberger Berman
	Universal Institutional	Advisors	Advisors	Advisors	Advisors
	Funds	Management Trust	Management Trust	Management Trust	Management Trust
			Limited	Mid Cap
	US Real Estate	Fasciano	Maturity	Growth	Partners
Investment income:
Dividend income	$4,176	$-	$84,513	$-	$25,870

Expenses:
Mortality and expense risk
and administrative charges	1,217	18,512	22,119	1,470	25,831

Net investment income (loss)	2,959	(18,512)	62,394	(1,470)	39

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	25,070	58,289	-	-	398,462

Net realized gain (loss) from shares sold	11,016	43,737	(9,641)	6,169	280,524

Net unrealized appreciation (depreciation)
on investments	81,459	2,221	29,656	15,929	(308,997)

Net realized and unrealized
gain (loss) on investments	117,545	104,247	20,015	22,098	369,989

Increase (decrease) in net assets
resulting from operations	$120,504	$85,735	$82,409	$20,628	$370,028

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2006

	Sentinel	Sentinel	Sentinel	Sentinel	Sentinel
	Variable	Variable	Variable	Variable	Variable
	Products Trust	Products Trust	Products Trust	Products Trust	Products Trust
			Common	Growth	Mid Cap
	Balanced	Bond	Stock	Index (2)	Growth
Investment income:
Dividend income	$109,756	$279,222	$475,880	$-	$-

Expenses:
Mortality and expense risk
and administrative charges	40,813	49,494	276,940	7,825	93,036

Net investment income (loss)	68,943	229,728	198,940	(7,825)	(93,036)

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	47,842	-	-	-	-

Net realized gain (loss) from shares sold	263,741	(30,232)	2,484,058	107,948	980,473

Net unrealized appreciation (depreciation)
on investments	81,272	(38,761)	1,779,027	(54,449)	(381,497)

Net realized and unrealized
gain (loss) on investments	392,855	(68,993)	4,263,085	53,499	598,976

Increase (decrease) in net assets
resulting from operations	$461,798	$160,735	$4,462,025	$45,674	$505,940

(2)	During 2006, the assets of the Sentinel Variable Products Trust Growth Index Fund were merged into the Sentinel Variable Products Trust Mid Cap Growth Fund.

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2006

	Sentinel	Sentinel	T Rowe Price	T Rowe Price	T Rowe Price
	Variable	Variable	Equity	Equity	Equity
	Products Trust	Products Trust	Series	Series	Series
	Money	Small	Blue Chip	Equity	Health
	Market	Company	Growth	Income	Sciences
Investment income:
Dividend income	$727,059	$40,542	$9,205	$6,584	$-

Expenses:
Mortality and expense risk
and administrative charges	128,876	159,726	35,489	4,077	8,021

Net investment income (loss)	598,183	(119,184)	(26,284)	2,507	(8,021)

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	-	2,341,474	-	16,308	-

Net realized gain (loss) from shares sold	-	1,050,761	97,090	3,284	55,764

Net unrealized appreciation (depreciation)
on investments	-	(569,037)	291,070	55,764	20,894

Net realized and unrealized
gain (loss) on investments	-	2,823,198	388,160	75,356	76,658

Increase (decrease) in net assets
resulting from operations	$598,183	$2,704,014	$361,876	$77,863	$68,637

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2006

	Variable	Variable	Variable	Variable	Variable
	Insurance	Insurance	Insurance	Insurance	Insurance
	Product Funds	Product Funds	Product Funds	Product Funds	Product Funds
		Equity		High
	Contrafund	Income	Growth	Income	Index 500
Investment income:
Dividend income	$184,943	$481,675	$67,785	$455,202	$834,900

Expenses:
Mortality and expense risk
and administrative charges	125,231	128,472	150,238	52,666	421,565

Net investment income (loss)	59,712	353,203	(82,453)	402,536	413,335

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	1,187,569	1,747,884	-	-	-

Net realized gain (loss) from shares sold	1,504,208	983,670	1,270,973	3,273	3,491,263

Net unrealized appreciation (depreciation)
on investments	(1,300,360)	(536,000)	(192,716)	182,959	2,882,401

Net realized and unrealized
gain (loss) on investments	1,391,417	2,195,554	1,078,257	186,232	6,373,664

Increase (decrease) in net assets
resulting from operations	$1,451,129	$2,548,757	$995,804	$588,768	$6,786,999

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2006

	Variable	Variable	Variable	Wells Fargo	Wells Fargo
	Insurance	Insurance	Insurance	Variable	Variable
	Product Funds	Product Funds	Product Funds	Trust Funds	Trust Funds
	Investment
	Grade Bond	Mid Cap	Overseas	Discovery	Opportunity
Investment income:
Dividend income	$277,230	$6,701	$122,926	$-	$-

Expenses:
Mortality and expense risk
and administrative charges	57,812	21,065	116,956	66,096	35,076

Net investment income (loss)	219,418	(14,364)	5,970	(66,096)	(35,076)

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	16,601	226,905	85,456	-	472,443

Net realized gain (loss) from shares sold	(140,558)	92,552	1,664,660	374,308	87,651

Net unrealized appreciation (depreciation)
on investments	141,238	(62,899)	490,844	707,120	(58,176)

Net realized and unrealized
gain (loss) on investments	17,281	256,558	2,240,960	1,081,428	501,918

Increase (decrease) in net assets
resulting from operations	$236,699	$242,194	$2,246,930	$1,015,332	$466,842

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2006

	AIM Variable	AIM Variable	AIM Variable
	Insurance Funds	Insurance Funds	Insurance Funds	Alger American Fund	Alger American Fund
					Leveraged
	Dynamics	Global Health Care	Technology	Growth	All Cap
Net investment income (loss)	$(11,948)	$(22,091)	$(13,692)	$(101,879)	$(12,772)

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	-	-	-	-	-
Net realized gain (loss) from shares sold	88,195	124,478	34,721	1,326,941	99,124
Net unrealized appreciation (depreciation)
on investments	137,979	8,271	121,803	(636,219)	176,488

Net realized and unrealized
gain (loss) on investments	226,174	132,749	156,524	690,722	275,612

Increase (decrease) in net assets
resulting from operations	214,226	110,658	142,832	588,843	262,840

Accumulation unit transactions:
Participant deposits	198,785	523,910	322,691	2,013,447	330,182
Transfers between investment
sub-accounts and general account, net	(32,294)	15,016	(26,102)	(550,607)	48,257
Net surrenders and lapses	(45,009)	(139,264)	(73,932)	(863,648)	(40,452)
Contract benefits	(435)	(953)	-	(63,881)	(405)
Loan interest received	1,643	4,486	1,127	31,755	1,302
Transfers for policy loans	(2,625)	(32,591)	(32,793)	(385,343)	(32,045)
Contract charges	(101,215)	(210,994)	(139,176)	(1,042,886)	(113,269)
Other	(27)	(87)	(391)	(71)	142

Total net accumulation unit transactions	18,823	159,523	51,424	(861,234)	193,712

Increase (decrease) in net assets	233,049	270,181	194,256	(272,391)	456,552

Net assets, beginning of period	1,409,021	2,480,229	1,493,914	14,776,860	1,349,211

Net assets, end of period	$1,642,070	$2,750,410	$1,688,170	$14,504,469	$1,805,763

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2006

		American Century	American Century	American Century	American Century
	Alger American Fund	Variable Portfolios	Variable Portfolios	Variable Portfolios	Variable Portfolios
		Income &	Inflation
	Small Cap	Growth	Protection	International	Ultra
Net investment income (loss)	$(90,973)	$61,257	$50,063	$16,185	$(749)

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	-	-	-	-	-
Net realized gain (loss) from shares sold	1,299,065	617,573	(28,944)	212,361	1,766
Net unrealized appreciation (depreciation)
on investments	630,310	64,520	(2,849)	425,139	(4,655)

Net realized and unrealized
gain (loss) on investments	1,929,375	682,093	(31,793)	637,500	(2,889)

Increase (decrease) in net assets
resulting from operations	1,838,402	743,350	18,270	653,685	(3,638)

Accumulation unit transactions:
Participant deposits	1,092,952	652,019	360,735	598,981	16,754
Transfers between investment
sub-accounts and general account, net	(192,854)	(173,121)	456,801	584,301	(23,960)
Net surrenders and lapses	(627,252)	(1,315,643)	(161,469)	(156,254)	(772)
Contract benefits	(2,094)	(13,151)	-	-	-
Loan interest received	26,963	5,305	1,752	3,073	-
Transfers for policy loans	(233,637)	(78,451)	(12,524)	(54,089)	-
Contract charges	(697,100)	(369,391)	(140,440)	(221,631)	(7,019)
Other	1,903	(13)	428	(51)	(1)

Total net accumulation unit transactions	(631,119)	(1,292,446)	505,283	754,330	(14,998)

Increase (decrease) in net assets	1,207,283	(549,096)	523,553	1,408,015	(18,636)

Net assets, beginning of period	10,019,725	5,412,905	1,452,661	2,322,154	102,323

Net assets, end of period	$11,227,008	$4,863,809	$1,976,214	$3,730,169	$83,687

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2006

	American Century	American Century	Dreyfus Variable	Dreyfus Variable	Dreyfus Variable
	Variable Portfolios	Variable Portfolios	Investment Fund	Investment Fund	Investment Fund
				Developing	Quality
	Value	Vista	Appreciation	Leaders	Bond
Net investment income (loss)	$62,918	$(23,502)	$13,780	$(209)	$4,833

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	953,099	8,276	-	2,915	-
Net realized gain (loss) from shares sold	342,451	148,630	80,993	943	(1,358)
Net unrealized appreciation (depreciation)
on investments	494,980	78,511	301,353	(2,479)	1,106

Net realized and unrealized
gain (loss) on investments	1,790,530	235,417	382,346	1,379	(252)

Increase (decrease) in net assets
resulting from operations	1,853,448	211,915	396,126	1,170	4,581

Accumulation unit transactions:
Participant deposits	1,722,679	543,939	568,002	19,872	27,747
Transfers between investment
sub-accounts and general account, net	(278,692)	744,738	575,314	(595)	24,257
Net surrenders and lapses	(497,719)	(202,066)	(212,825)	(1,407)	(3,239)
Contract benefits	(5,236)	-	-	-	-
Loan interest received	10,903	3,100	1,730	-	-
Transfers for policy loans	(133,482)	(43,029)	(37,355)	-	-
Contract charges	(791,583)	(205,635)	(198,154)	(5,957)	(14,185)
Other	(297)	274	93	(5)	-

Total net accumulation unit transactions	26,573	841,321	696,805	11,908	34,580

Increase (decrease) in net assets	1,880,021	1,053,236	1,092,931	13,078	39,161

Net assets, beginning of period	10,386,280	2,118,951	1,947,303	33,235	108,025

Net assets, end of period	$12,266,301	$3,172,187	$3,040,234	$46,313	$147,186

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2006

		DWS	DWS
	Dreyfus Variable	Variable	Variable	DWS	DWS
	Investment Fund	Series II (1)	Series II (1)	VIP Funds (1)	VIP Funds (1)
	Socially	Dreman	Dreman		Small Cap
	Responsible Growth	High Return Equity	Small Cap Value	Equity 500 Index	Index
Net investment income (loss)	$(2,593)	$1,224	$(6,548)	$12,830	$905

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	-	15,012	90,689	-	12,130
Net realized gain (loss) from shares sold	12,604	4,913	38,243	60,533	22,481
Net unrealized appreciation (depreciation)
on investments	19,944	32,104	132,552	162,245	8,602

Net realized and unrealized
gain (loss) on investments	32,548	52,029	261,484	222,778	43,213

Increase (decrease) in net assets
resulting from operations	29,955	53,253	254,936	235,608	44,118

Accumulation unit transactions:
Participant deposits	70,685	60,305	270,515	105,807	20,862
Transfers between investment
sub-accounts and general account, net	6,016	49,494	340,154	87,725	(45)
Net surrenders and lapses	(4,928)	(1,606)	(113,036)	(65,566)	(33,200)
Contract benefits	-	-	-	(653)	-
Loan interest received	164	342	435	-	-
Transfers for policy loans	(3,776)	(1,189)	(11,770)	-	-
Contract charges	(35,199)	(22,371)	(100,770)	(37,922)	(3,196)
Other	(24)	(1)	(160)	(28)	119

Total net accumulation unit transactions	32,938	84,974	385,368	89,363	(15,460)

Increase (decrease) in net assets	62,893	138,227	640,304	324,971	28,658

Net assets, beginning of period	328,747	261,608	946,411	1,503,234	253,258

Net assets, end of period	$391,640	$399,835	$1,586,715	$1,828,205	$281,916

(1)	Effective February 6, 2006, the Scudder Variable Series II Funds and the Scudder VIP Funds were renamed the DWS Variable Series II Funds and the DWS VIP Funds.

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2006

	Franklin Templeton	Franklin Templeton	Franklin Templeton	Franklin Templeton	Franklin Templeton
	Variable Insurance	Variable Insurance	Variable Insurance	Variable Insurance	Variable Insurance
	Products Trust	Products Trust	Products Trust	Products Trust	Products Trust
	Foreign	Mutual Shares			Small Cap
	Securities	Securities	Real Estate	Small Cap	Value Securities
Net investment income (loss)	$12,147	$2,947	$14,895	$(1,042)	$(1,611)

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	-	25,209	104,627	-	21,323
Net realized gain (loss) from shares sold	191,572	21,017	27,272	2,810	30,662
Net unrealized appreciation (depreciation)
on investments	432,609	80,986	110,661	6,995	41,923

Net realized and unrealized
gain (loss) on investments	624,181	127,212	242,560	9,805	93,908

Increase (decrease) in net assets
resulting from operations	636,328	130,159	257,455	8,763	92,297

Accumulation unit transactions:
Participant deposits	632,479	89,448	229,438	31,670	125,996
Transfers between investment
sub-accounts and general account, net	695,277	331,093	213,511	47,119	(19,041)
Net surrenders and lapses	(181,575)	(34,464)	(49,971)	(1,264)	(22,772)
Contract benefits	-	-	-	-	-
Loan interest received	3,948	1,344	683	80	1,264
Transfers for policy loans	(50,220)	23,621	(20,829)	(141)	7,194
Contract charges	(238,136)	(48,368)	(101,166)	(15,655)	(46,736)
Other	(496)	(160)	(337)	-	(306)

Total net accumulation unit transactions	861,277	362,514	271,329	61,809	45,599

Increase (decrease) in net assets	1,497,605	492,673	528,784	70,572	137,896

Net assets, beginning of period	2,618,471	579,114	1,170,255	87,995	548,633

Net assets, end of period	$4,116,076	$1,071,787	$1,699,039	$158,567	$686,529

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2006

			Morgan Stanley	Morgan Stanley	Morgan Stanley
	JP Morgan	JP Morgan	Universal Institutional	Universal Institutional	Universal Institutional
	Series Trust II	Series Trust II	Funds	Funds	Funds
	International	Small	Core Plus	Emerging Markets
	Equity	Company	Fixed Income	Equity	High Yield
Net investment income (loss)	$5,410	$(15,659)	$3,534	$640	$5,160

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	-	53,400	510	3,302	-
Net realized gain (loss) from shares sold	363,231	209,057	(381)	1,700	1,604
Net unrealized appreciation (depreciation)
on investments	229,913	(8,475)	(891)	36,655	(1,137)

Net realized and unrealized
gain (loss) on investments	593,144	253,982	(762)	41,657	467

Increase (decrease) in net assets
resulting from operations	598,554	238,323	2,772	42,297	5,627

Accumulation unit transactions:
Participant deposits	536,256	232,882	13,777	2,615	8,728
Transfers between investment
sub-accounts and general account, net	66,344	(150,148)	(26,781)	23,385	(17,037)
Net surrenders and lapses	(133,395)	(159,902)	(51)	(57)	(2,385)
Contract benefits	-	-	-	-	-
Loan interest received	3,874	3,456	-	-	-
Transfers for policy loans	(90,730)	(22,331)	-	-	-
Contract charges	(250,006)	(148,119)	(1,585)	(2,464)	(1,674)
Other	161	(673)	(4)	68	1

Total net accumulation unit transactions	132,504	(244,835)	(14,644)	23,547	(12,367)

Increase (decrease) in net assets	731,058	(6,512)	(11,872)	65,844	(6,740)

Net assets, beginning of period	2,789,753	1,799,011	105,144	105,434	80,953

Net assets, end of period	$3,520,811	$1,792,499	$93,272	$171,278	$74,213

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2006

	Morgan Stanley	Neuberger Berman	Neuberger Berman	Neuberger Berman	Neuberger Berman
	Universal Institutional	Advisors	Advisors	Advisors	Advisors
	Funds	Management Trust	Management Trust	Management Trust	Management Trust
			Limited	Mid Cap
	US Real Estate	Fasciano	Maturity	Growth	Partners
Net investment income (loss)	$2,959	$(18,512)	$62,394	$(1,470)	$39

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	25,070	58,289	-	-	398,462
Net realized gain (loss) from shares sold	11,016	43,737	(9,641)	6,169	280,524
Net unrealized appreciation (depreciation)
on investments	81,459	2,221	29,656	15,929	(308,997)

Net realized and unrealized
gain (loss) on investments	117,545	104,247	20,015	22,098	369,989

Increase (decrease) in net assets
resulting from operations	120,504	85,735	82,409	20,628	370,028

Accumulation unit transactions:
Participant deposits	17,637	427,862	528,505	45,007	427,071
Transfers between investment
sub-accounts and general account, net	87,375	585,650	649,417	151,319	352,268
Net surrenders and lapses	(1,919)	(125,730)	(108,585)	(431)	(213,924)
Contract benefits	-	-	-	-	(4,462)
Loan interest received	-	2,577	2,450	188	5,248
Transfers for policy loans	-	(32,487)	(27,588)	(338)	(38,677)
Contract charges	(16,058)	(153,836)	(205,904)	(12,824)	(205,332)
Other	(40)	248	408	(48)	896

Total net accumulation unit transactions	86,995	704,284	838,703	182,873	323,088

Increase (decrease) in net assets	207,499	790,019	921,112	203,501	693,116

Net assets, beginning of period	262,823	1,634,588	2,016,030	57,580	3,050,824

Net assets, end of period	$470,322	$2,424,607	$2,937,142	$261,081	$3,743,940

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2006

	Sentinel	Sentinel	Sentinel	Sentinel	Sentinel
	Variable	Variable	Variable	Variable	Variable
	Products Trust	Products Trust	Products Trust	Products Trust	Products Trust
			Common	Growth	Mid Cap
	Balanced	Bond	Stock	Index (2)	Growth
Net investment income (loss)	$68,943	$229,728	$198,940	$(7,825)	$(93,036)

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	47,842	-	-	-	-
Net realized gain (loss) from shares sold	263,741	(30,232)	2,484,058	107,948	980,473
Net unrealized appreciation (depreciation)
on investments	81,272	(38,761)	1,779,027	(54,449)	(381,497)

Net realized and unrealized
gain (loss) on investments	392,855	(68,993)	4,263,085	53,499	598,976

Increase (decrease) in net assets
resulting from operations	461,798	160,735	4,462,025	45,674	505,940

Accumulation unit transactions:
Participant deposits	804,815	951,524	4,591,489	152,346	1,565,165
Transfers between investment
sub-accounts and general account, net	(165,921)	189,685	687,156	(1,300,762)	(645,854)
Net surrenders and lapses	(714,817)	(278,907)	(1,568,899)	(30,520)	(561,583)
Contract benefits	(5,470)	(62,157)	(25,997)	-	(47,860)
Loan interest received	12,588	10,263	65,934	1,430	16,626
Transfers for policy loans	(51,624)	(75,450)	(516,041)	(3,059)	(100,222)
Contract charges	(513,674)	(451,197)	(2,487,063)	(66,459)	(793,333)
Other	(115)	11	1,098	12	(1,667)

Total net accumulation unit transactions	(634,218)	283,772	747,677	(1,247,012)	(568,728)

Increase (decrease) in net assets	(172,420)	444,507	5,209,702	(1,201,338)	(62,788)

Net assets, beginning of period	4,730,589	5,449,949	29,115,553	1,201,338	11,020,464

Net assets, end of period	$4,558,169	$5,894,456	$34,325,255	$-	$10,957,676

(2)	During 2006, the assets of the Sentinel Variable Products Trust Growth Index Fund were merged into the Sentinel Variable Products Trust Mid Cap Growth Fund.

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2006

	Sentinel	Sentinel	T Rowe Price	T Rowe Price	T Rowe Price
	Variable	Variable	Equity	Equity	Equity
	Products Trust	Products Trust	Series	Series	Series
	Money	Small	Blue Chip	Equity	Health
	Market	Company	Growth	Income	Sciences
Net investment income (loss)	$598,183	$(119,184)	$(26,284)	$2,507	$(8,021)

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	-	2,341,474	-	16,308	-
Net realized gain (loss) from shares sold	-	1,050,761	97,090	3,284	55,764
Net unrealized appreciation (depreciation)
on investments	-	(569,037)	291,070	55,764	20,894

Net realized and unrealized
gain (loss) on investments	-	2,823,198	388,160	75,356	76,658

Increase (decrease) in net assets
resulting from operations	598,183	2,704,014	361,876	77,863	68,637

Accumulation unit transactions:
Participant deposits	5,894,050	2,804,651	839,237	81,178	211,100
Transfers between investment
sub-accounts and general account, net	(3,304,993)	(194,647)	960,976	155,787	195,393
Net surrenders and lapses	(4,853,044)	(1,000,272)	(162,099)	(1,272)	(62,172)
Contract benefits	(84,719)	(3,948)	-	-	-
Loan interest received	31,879	23,337	4,427	97	931
Transfers for policy loans	467,964	(286,032)	(54,043)	(27)	(21,647)
Contract charges	(1,737,444)	(1,310,295)	(317,175)	(30,216)	(65,624)
Other	2,463	261	1,104	48	298

Total net accumulation unit transactions	(3,583,844)	33,055	1,272,427	205,595	258,279

Increase (decrease) in net assets	(2,985,661)	2,737,069	1,634,303	283,458	326,916

Net assets, beginning of period	17,795,631	17,754,345	3,199,506	377,672	727,010

Net assets, end of period	$14,809,970	$20,491,414	$4,833,809	$661,130	$1,053,926

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2006

	Variable	Variable	Variable	Variable	Variable
	Insurance	Insurance	Insurance	Insurance	Insurance
	Product Funds	Product Funds	Product Funds	Product Funds	Product Funds
		Equity		High
	Contrafund	Income	Growth	Income	Index 500
Net investment income (loss)	$59,712	$353,203	$(82,453)	$402,536	$413,335

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	1,187,569	1,747,884	–	–	–
Net realized gain (loss) from shares sold	1,504,208	983,670	1,270,973	3,273	3,491,263
Net unrealized appreciation (depreciation)
on investments	(1,300,360)	(536,000)	(192,716)	182,959	2,882,401

Net realized and unrealized
gain (loss) on investments	1,391,417	2,195,554	1,078,257	186,232	6,373,664

Increase (decrease) in net assets
resulting from operations	1,451,129	2,548,757	995,804	588,768	6,786,999

Accumulation unit transactions:
Participant deposits	1,930,134	1,683,977	2,429,393	822,036	7,836,401
Transfers between investment
sub-accounts and general account, net	177,220	(364,171)	(728,877)	(59,593)	(916,294)
Net surrenders and lapses	(826,145)	(820,158)	(1,142,200)	(380,325)	(3,144,219)
Contract benefits	(40,292)	(17,721)	(40,214)	(63,638)	(594,130)
Loan interest received	24,603	25,784	51,396	7,357	69,485
Transfers for policy loans	(220,510)	(144,845)	(278,638)	(199,250)	(702,134)
Contract charges	(1,044,105)	(1,217,596)	(1,308,754)	(476,269)	(3,879,990)
Other	(2,682)	(68)	(804)	(170)	(5,261)

Total net accumulation unit transactions	(1,777)	(854,798)	(1,018,698)	(349,852)	(1,336,142)

Increase (decrease) in net assets	1,449,352	1,693,959	(22,894)	238,916	5,450,857

Net assets, beginning of period	13,500,821	13,836,635	17,512,332	5,842,145	47,558,614

Net assets, end of period	$14,950,173	$15,530,594	$17,489,438	$6,081,061	$53,009,471

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2006

	Variable	Variable	Variable	Wells Fargo	Wells Fargo
	Insurance	Insurance	Insurance	Variable	Variable
	Product Funds	Product Funds	Product Funds	Trust Funds	Trust Funds
	Investment
	Grade Bond	Mid Cap	Overseas	Discovery	Opportunity
Net investment income (loss)	$219,418	$(14,364)	$5,970	$(66,096)	$(35,076)

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	16,601	226,905	85,456	–	472,443
Net realized gain (loss) from shares sold	(140,558)	92,552	1,664,660	374,308	87,651
Net unrealized appreciation (depreciation)
on investments	141,238	(62,899)	490,844	707,120	(58,176)

Net realized and unrealized
gain (loss) on investments	17,281	256,558	2,240,960	1,081,428	501,918

Increase (decrease) in net assets
resulting from operations	236,699	242,194	2,246,930	1,015,332	466,842

Accumulation unit transactions:
Participant deposits	1,213,258	432,999	1,736,187	1,201,629	566,269
Transfers between investment
sub-accounts and general account, net	140,783	765,638	(102,917)	(280,492)	(115,406)
Net surrenders and lapses	(482,474)	(124,745)	(793,159)	(503,469)	(267,660)
Contract benefits	(2,825)	(2,842)	(29,935)	(8,484)	(1,206)
Loan interest received	13,465	1,998	27,555	20,425	3,139
Transfers for policy loans	(51,602)	(60,513)	(226,073)	(114,045)	(51,072)
Contract charges	(642,290)	(185,378)	(918,624)	(590,257)	(299,222)
Other	322	310	(1,889)	(105)	(623)

Total net accumulation unit transactions	188,637	827,467	(308,855)	(274,798)	(165,781)

Increase (decrease) in net assets	425,336	1,069,661	1,938,075	740,534	301,061

Net assets, beginning of period	6,771,097	1,731,568	13,269,426	7,498,810	4,216,288

Net assets, end of period	$7,196,433	$2,801,229	$15,207,501	$8,239,344	$4,517,349

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2005

	AIM Variable	AIM Variable	AIM Variable
	Insurance Funds	Insurance Funds	Insurance Funds	Alger American Fund	Alger American Fund
					Leveraged
	Dynamics	Global Health Care (1)	Technology	Growth	All Cap
Net investment income (loss)	$(10,696)	$(20,154)	$(12,269)	$(87,571)	$(10,033)

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	–	–	–	–	–
Net realized gain (loss) from shares sold	129,863	182,781	65,145	472,865	115,477
Net unrealized appreciation (depreciation)
on investments	7,280	9,647	(33,361)	1,142,500	46,465

Net realized and unrealized
gain (loss) on investments	137,143	192,428	31,784	1,615,365	161,942

Increase (decrease) in net assets
resulting from operations	126,447	172,274	19,515	1,527,794	151,909

Accumulation unit transactions:
Participant deposits	231,055	574,417	380,497	2,315,972	281,930
Transfers between investment
sub-accounts and general account, net	(157,431)	(236,438)	(106,300)	(1,084,552)	(75,636)
Net surrenders and lapses	(73,764)	(128,487)	(114,673)	(1,068,029)	(77,983)
Contract benefits	–	–	–	(25,714)	(3,007)
Loan interest received	1,177	2,634	1,708	27,478	832
Transfers for policy loans	(10,775)	(29,328)	(15,839)	(248,064)	(18,016)
Contract charges	(104,641)	(220,548)	(141,054)	(1,126,133)	(109,822)
Other	(1)	50	102	(2,289)	(107)

Total net accumulation unit transactions	(114,380)	(37,700)	4,441	(1,211,331)	(1,809)

Increase (decrease) in net assets	12,067	134,574	23,956	316,463	150,100

Net assets, beginning of period	1,396,954	2,345,655	1,469,958	14,460,397	1,199,111

Net assets, end of period	$1,409,021	$2,480,229	$1,493,914	$14,776,860	$1,349,211

(1) On July 1, 2005, AIM Health Sciences Fund was renamed AIM Global Health Care Fund.

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2005

		American Century	American Century	American Century	American Century
	Alger American Fund	Variable Portfolios	Variable Portfolios	Variable Portfolios	Variable Portfolios
		Income &	Inflation
	Small Cap	Growth	Protection	International	Ultra
Net investment income (loss)	$(79,284)	$63,530	$45,235	$(120)	$(412)

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	–	–	465	–	–
Net realized gain (loss) from shares sold	602,451	215,770	(253)	69,562	301
Net unrealized appreciation (depreciation)
on investments	856,851	(77,419)	(32,110)	176,971	2,317

Net realized and unrealized
gain (loss) on investments	1,459,302	138,351	(31,898)	246,533	2,618

Increase (decrease) in net assets
resulting from operations	1,380,018	201,881	13,337	246,413	2,206

Accumulation unit transactions:
Participant deposits	1,272,090	906,558	309,293	445,922	16,039
Transfers between investment
sub-accounts and general account, net	(443,692)	(301,666)	705,654	836,140	70,937
Net surrenders and lapses	(459,055)	(102,927)	(130,810)	(50,213)	(264)
Contract benefits	(9,366)	(7,367)	–	–	–
Loan interest received	22,672	3,278	636	1,665	–
Transfers for policy loans	(125,848)	(57,879)	(11,735)	(26,959)	–
Contract charges	(672,406)	(392,418)	(102,521)	(138,443)	(5,268)
Other	(10,231)	(127)	135	3,735	(7)

Total net accumulation unit transactions	(425,836)	47,452	770,652	1,071,847	81,437

Increase (decrease) in net assets	954,182	249,333	783,989	1,318,260	83,643

Net assets, beginning of period	9,065,543	5,163,572	668,672	1,003,894	18,680

Net assets, end of period	$10,019,725	$5,412,905	$1,452,661	$2,322,154	$102,323

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2005

	American Century	American Century	Dreyfus Variable	Dreyfus Variable	Dreyfus Variable
	Variable Portfolios	Variable Portfolios	Investment Fund	Investment Fund	Investment Fund
				Developing	Quality
	Value	Vista	Appreciation	Leaders	Bond
Net investment income (loss)	$3,916	$(14,119)	$(11,273)	$(141)	$2,311

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	931,775	–	–	–	–
Net realized gain (loss) from shares sold	545,642	61,875	13,437	202	(14)
Net unrealized appreciation (depreciation)
on investments	(1,058,676)	89,772	37,433	1,566	(877)

Net realized and unrealized
gain (loss) on investments	418,741	151,647	50,870	1,768	(891)

Increase (decrease) in net assets
resulting from operations	422,657	137,528	39,597	1,627	1,420

Accumulation unit transactions:
Participant deposits	1,798,936	429,100	351,749	8,054	64,855
Transfers between investment
sub-accounts and general account, net	391,165	759,888	1,071,510	21,792	45,617
Net surrenders and lapses	(350,859)	(107,447)	(60,953)	–	(482)
Contract benefits	(51,796)	–	–	–	–
Loan interest received	8,032	1,636	503	–	–
Transfers for policy loans	(141,158)	(19,846)	(16,820)	–	–
Contract charges	(743,525)	(143,072)	(113,740)	(3,336)	(11,331)
Other	682	4,145	2,948	(52)	(51)

Total net accumulation unit transactions	911,477	924,404	1,235,197	26,458	98,608

Increase (decrease) in net assets	1,334,134	1,061,932	1,274,794	28,085	100,028

Net assets, beginning of period	9,052,146	1,057,019	672,509	5,150	7,997

Net assets, end of period	$10,386,280	$2,118,951	$1,947,303	$33,235	$108,025

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2005

		Franklin Templeton	Franklin Templeton	Franklin Templeton	Franklin Templeton
	Dreyfus Variable	Variable Insurance	Variable Insurance	Variable Insurance	Variable Insurance
	Investment Fund	Products Trust	Products Trust	Products Trust	Products Trust
	Socially	Foreign	Mutual Shares
	Responsible Growth	Securities	Securities	Real Estate	Small Cap
Net investment income (loss)	$(2,519)	$5,515	$(165)	$3,042	$(554)

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	–	–	1,030	41,848	2,051
Net realized gain (loss) from shares sold	10,227	74,116	3,959	22,911	952
Net unrealized appreciation (depreciation)
on investments	1,324	131,731	37,945	39,132	6,305

Net realized and unrealized
gain (loss) on investments	11,551	205,847	42,934	103,891	9,308

Increase (decrease) in net assets
resulting from operations	9,032	211,362	42,769	106,933	8,754

Accumulation unit transactions:
Participant deposits	55,037	484,023	43,533	236,429	44,250
Transfers between investment
sub-accounts and general account, net	6,514	1,058,709	469,412	556,477	31,273
Net surrenders and lapses	(5,163)	(53,029)	(604)	(10,587)	(504)
Contract benefits	–	–	–	–	–
Loan interest received	99	1,628	6	144	–
Transfers for policy loans	(200)	(37,529)	(6,365)	(15,823)	–
Contract charges	(33,365)	(150,004)	(20,154)	(67,477)	(10,371)
Other	7	3,121	66	(343)	93

Total net accumulation unit transactions	22,929	1,306,919	485,894	698,820	64,741

Increase (decrease) in net assets	31,961	1,518,281	528,663	805,753	73,495

Net assets, beginning of period	296,786	1,100,190	50,451	364,502	14,500

Net assets, end of period	$328,747	$2,618,471	$579,114	$1,170,255	$87,995

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2005

	Franklin Templeton			Morgan Stanley	Morgan Stanley
	Variable Insurance	JP Morgan	JP Morgan	Universal Institutional	Universal Institutional
	Products Trust	Series Trust II	Series Trust II	Funds	Funds
	Small Cap	International	Small	Core Plus	Emerging Markets
	Value Securities	Equity	Company	Fixed Income	Equity
Net investment income (loss)	$(464)	$(655)	$(16,389)	$3,338	$72

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	329	–	253,469	755	–
Net realized gain (loss) from shares sold	13,460	218,879	184,414	1,075	1,046
Net unrealized appreciation (depreciation)
on investments	21,555	30,149	(367,910)	(951)	25,532

Net realized and unrealized
gain (loss) on investments	35,344	249,028	69,973	879	26,578

Increase (decrease) in net assets
resulting from operations	34,880	248,373	53,584	4,217	26,650

Accumulation unit transactions:
Participant deposits	110,857	493,955	271,910	16,796	2,780
Transfers between investment
sub-accounts and general account, net	280,228	106,658	(180,430)	(9,376)	(494)
Net surrenders and lapses	(5,346)	(109,453)	(107,514)	(10,852)	–
Contract benefits	–	–	(3,250)	–	–
Loan interest received	242	2,161	808	–	–
Transfers for policy loans	(18,635)	(42,356)	(8,673)	–	–
Contract charges	(31,899)	(214,764)	(152,043)	(1,633)	(1,749)
Other	(26)	236	(377)	(29)	(1)

Total net accumulation unit transactions	335,421	236,437	(179,569)	(5,094)	536

Increase (decrease) in net assets	370,301	484,810	(125,985)	(877)	27,186

Net assets, beginning of period	178,332	2,304,943	1,924,996	106,021	78,248

Net assets, end of period	$548,633	$2,789,753	$1,799,011	$105,144	$105,434

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2005

	Morgan Stanley	Morgan Stanley	Neuberger Berman	Neuberger Berman	Neuberger Berman
	Universal Institutional	Universal Institutional	Advisors	Advisors	Advisors
	Funds	Funds	Management Trust	Management Trust	Management Trust
				Limited	Mid Cap
	High Yield	US Real Estate	Fasciano	Maturity	Growth
Net investment income (loss)	$5,696	$2,002	$(10,884)	$37,914	$(241)

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	–	6,007	6,826	–	–
Net realized gain (loss) from shares sold	1,653	7,057	18,817	(14,999)	1,473
Net unrealized appreciation (depreciation)
on investments	(6,679)	20,654	39,026	(11,884)	2,832

Net realized and unrealized
gain (loss) on investments	(5,026)	33,718	64,669	(26,883)	4,305

Increase (decrease) in net assets
resulting from operations	670	35,720	53,785	11,031	4,064

Accumulation unit transactions:
Participant deposits	9,928	12,501	320,370	464,496	10,067
Transfers between investment
sub-accounts and general account, net	1,450	16,636	624,249	871,477	41,761
Net surrenders and lapses	(6,482)	(1,041)	(13,040)	(138,398)	(1,349)
Contract benefits	–	–	–	–	–
Loan interest received	–	–	1,439	738	30
Transfers for policy loans	–	–	(22,634)	(23,355)	(4,012)
Contract charges	(2,005)	(11,329)	(98,040)	(146,421)	(2,614)
Other	(5)	(2)	2,072	(34)	(12)

Total net accumulation unit transactions	2,886	16,765	814,416	1,028,503	43,871

Increase (decrease) in net assets	3,556	52,485	868,201	1,039,534	47,935

Net assets, beginning of period	77,397	210,338	766,387	976,496	9,645

Net assets, end of period	$80,953	$262,823	$1,634,588	$2,016,030	$57,580

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2005

	Neuberger Berman	Scudder	Scudder
	Advisors	Variable	Variable	Scudder	Scudder
	Management Trust	Series II	Series II	VIT Funds	VIT Funds
		Dreman	Dreman	EAFE
	Partners	High Return Equity	Small Cap Value	Equity Index	Equity 500 Index
Net investment income (loss)	$4,570	$(280)	$(4,321)	$6,614	$13,159

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	531	–	79,658	–	–
Net realized gain (loss) from shares sold	225,176	3,107	54,024	68,885	88,750
Net unrealized appreciation (depreciation)
on investments	162,525	8,834	(21,961)	(79,607)	(37,375)

Net realized and unrealized
gain (loss) on investments	388,232	11,941	111,721	(10,722)	51,375

Increase (decrease) in net assets
resulting from operations	392,802	11,661	107,400	(4,108)	64,534

Accumulation unit transactions:
Participant deposits	522,620	62,889	222,778	11,041	260,195
Transfers between investment
sub-accounts and general account, net	474,330	159,780	10,722	(304,997)	133,188
Net surrenders and lapses	(90,941)	(221)	(14,845)	(757)	(52,087)
Contract benefits	(4,852)	–	–	–	–
Loan interest received	1,995	117	130	–	–
Transfers for policy loans	(28,603)	(6,788)	(9,851)	–	–
Contract charges	(164,485)	(13,483)	(83,628)	(3,936)	(29,545)
Other	200	(5)	5,864	6	10

Total net accumulation unit transactions	710,264	202,289	131,170	(298,643)	311,761

Increase (decrease) in net assets	1,103,066	213,950	238,570	(302,751)	376,295

Net assets, beginning of period	1,947,758	47,658	707,841	302,751	1,126,939

Net assets, end of period	$3,050,824	$261,608	$946,411	$–	$1,503,234

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2005

		Sentinel	Sentinel	Sentinel	Sentinel
	Scudder	Variable	Variable	Variable	Variable
	VIT Funds	Products Trust	Products Trust	Products Trust	Products Trust
	Small Cap			Common	Growth
	Index	Balanced	Bond	Stock	Index
Net investment income (loss)	$656	$65,426	$193,958	$82,135	$817

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	5,933	78,597	–	–	–
Net realized gain (loss) from shares sold	21,120	146,627	28,021	907,543	79,716
Net unrealized appreciation (depreciation)
on investments	(15,413)	(78,190)	(169,385)	802,132	(55,129)

Net realized and unrealized
gain (loss) on investments	11,640	147,034	(141,364)	1,709,675	24,587

Increase (decrease) in net assets
resulting from operations	12,296	212,460	52,594	1,791,810	25,404

Accumulation unit transactions:
Participant deposits	58,331	866,415	1,010,924	4,783,814	270,875
Transfers between investment
sub-accounts and general account, net	(6,229)	14,009	96,658	1,038,827	(249,958)
Net surrenders and lapses	(15,063)	(98,281)	(296,003)	(987,677)	(51,958)
Contract benefits	–	(8,444)	(1,049)	(91,543)	–
Loan interest received	–	9,107	7,495	52,164	1,270
Transfers for policy loans	–	(88,098)	(79,856)	(450,166)	(10,561)
Contract charges	(2,113)	(498,289)	(440,910)	(2,287,630)	(90,523)
Other	(27)	(182)	(193)	(2,402)	(132)

Total net accumulation unit transactions	34,899	196,237	297,066	2,055,387	(130,987)

Increase (decrease) in net assets	47,195	408,697	349,660	3,847,197	(105,583)

Net assets, beginning of period	206,063	4,321,892	5,100,289	25,268,356	1,306,921

Net assets, end of period	$253,258	$4,730,589	$5,449,949	$29,115,553	$1,201,338

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2005

	Sentinel	Sentinel	Sentinel	Strong	Strong
	Variable	Variable	Variable	Variable	Variable
	Products Trust	Products Trust	Products Trust	Insurance Funds	Insurance Funds
	Mid Cap	Money	Small	Mid Cap	Opportunity
	Growth	Market	Company	Growth Fund II (2)	Fund II (2)
Net investment income (loss)	$(91,059)	$321,695	$(126,186)	$–	$–

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	–	–	1,696,928	–	–
Net realized gain (loss) from shares sold	850,638	–	1,446,176	–	–
Net unrealized appreciation (depreciation)
on investments	(462,939)	–	(1,747,573)	–	–

Net realized and unrealized
gain (loss) on investments	387,699	–	1,395,531	–	–

Increase (decrease) in net assets
resulting from operations	296,640	321,695	1,269,345	–	–

Accumulation unit transactions:
Participant deposits	1,766,409	8,870,679	3,026,634	–	–
Transfers between investment
sub-accounts and general account, net	(908,919)	(6,112,536)	(747,082)	(7,561,771)	(3,979,718)
Net surrenders and lapses	(513,349)	(1,216,966)	(749,792)	–	–
Contract benefits	(2,939)	(11,699)	(56,361)	–	–
Loan interest received	18,473	33,805	18,583	–	–
Transfers for policy loans	(135,574)	294,587	(221,100)	–	–
Contract charges	(831,512)	(1,990,321)	(1,276,476)	–	–
Other	(1,212)	3,973	(5,655)	–	–

Total net accumulation unit transactions	(608,623)	(128,478)	(11,249)	–	–

Increase (decrease) in net assets	(311,983)	193,217	1,258,096	(7,561,771)	(3,979,718)

Net assets, beginning of period	11,332,447	17,602,414	16,496,249	7,561,771	3,979,718

Net assets, end of period	$11,020,464	$17,795,631	$17,754,345	$–	$–

(2) In 2005, Wells Fargo acquired assets from Strong Financial Corporation which became part of the Wells Fargo Variable Trust Funds.

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2005

	T Rowe Price	T Rowe Price	T Rowe Price	Variable	Variable
	Equity	Equity	Equity	Insurance	Insurance
	Series	Series	Series	Product Funds	Product Funds
	Blue Chip	Equity	Health		Equity
	Growth	Income	Sciences	Contrafund	Income
Net investment income (loss)	$(15,005)	$1,722	$(3,509)	$(69,867)	$100,797

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	–	16,208	–	2,074	491,201
Net realized gain (loss) from shares sold	44,595	3,039	11,328	852,749	473,507
Net unrealized appreciation (depreciation)
on investments	112,948	(9,615)	60,050	996,511	(404,215)

Net realized and unrealized
gain (loss) on investments	157,543	9,632	71,378	1,851,334	560,493

Increase (decrease) in net assets
resulting from operations	142,538	11,354	67,869	1,781,467	661,290

Accumulation unit transactions:
Participant deposits	585,878	44,055	115,851	1,781,045	2,009,959
Transfers between investment
sub-accounts and general account, net	1,731,366	214,732	372,192	923,889	(665,765)
Net surrenders and lapses	(95,737)	(9,844)	(7,822)	(686,459)	(638,769)
Contract benefits	–	–	–	(58,159)	(92,067)
Loan interest received	1,640	21	58	16,654	26,269
Transfers for policy loans	(43,638)	27	(11,688)	(236,418)	(170,866)
Contract charges	(176,789)	(17,116)	(34,511)	(955,934)	(1,247,826)
Other	(744)	(34)	2,641	(3,422)	(1,596)

Total net accumulation unit transactions	2,001,976	231,841	436,721	781,196	(780,661)

Increase (decrease) in net assets	2,144,514	243,195	504,590	2,562,663	(119,371)

Net assets, beginning of period	1,054,992	134,477	222,420	10,938,158	13,956,006

Net assets, end of period	$3,199,506	$377,672	$727,010	$13,500,821	$13,836,635

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2005

	Variable	Variable	Variable	Variable	Variable
	Insurance	Insurance	Insurance	Insurance	Insurance
	Product Funds	Product Funds	Product Funds	Product Funds	Product Funds
		High		Investment
	Growth	Income	Index 500	Grade Bond	Mid Cap
Net investment income (loss)	$(63,907)	$810,339	$409,540	$167,781	$(10,068)

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	–	–	–	133,400	13,631
Net realized gain (loss) from shares sold	10,653	190,237	2,255,376	(82,910)	52,818
Net unrealized appreciation (depreciation)
on investments	871,316	(898,221)	(869,963)	(131,089)	156,964

Net realized and unrealized
gain (loss) on investments	881,969	(707,984)	1,385,413	(80,599)	223,413

Increase (decrease) in net assets
resulting from operations	818,062	102,355	1,794,953	87,182	213,345

Accumulation unit transactions:
Participant deposits	2,676,539	1,006,165	8,203,522	1,380,028	341,063
Transfers between investment
sub-accounts and general account, net	(860,960)	(293,270)	(1,424,387)	425,773	691,413
Net surrenders and lapses	(652,182)	(233,695)	(2,618,406)	(402,798)	(18,522)
Contract benefits	(47,155)	(2,115)	(19,476)	(3,621)	–
Loan interest received	38,011	6,059	55,950	12,433	304
Transfers for policy loans	(459,191)	(72,734)	(527,919)	(64,762)	(21,599)
Contract charges	(1,376,899)	(483,364)	(4,012,729)	(627,755)	(101,573)
Other	(3,690)	(454)	(824)	83	2,648

Total net accumulation unit transactions	(685,527)	(73,408)	(344,269)	719,381	893,734

Increase (decrease) in net assets	132,535	28,947	1,450,684	806,563	1,107,079

Net assets, beginning of period	17,379,797	5,813,198	46,107,930	5,964,534	624,489

Net assets, end of period	$17,512,332	$5,842,145	$47,558,614	$6,771,097	$1,731,568

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2005

	Variable	Wells Fargo	Wells Fargo
	Insurance	Variable	Variable
	Product Funds	Trust Funds	Trust Funds

	Overseas	Discovery (2)	Opportunity (2)
Net investment income (loss)	$(23,461)	$(61,649)	$(32,496)

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	58,286	–	–
Net realized gain (loss) from shares sold	742,510	1,519,286	930,478
Net unrealized appreciation (depreciation)
on investments	1,268,791	(838,835)	(606,906)

Net realized and unrealized
gain (loss) on investments	2,069,587	680,451	323,572

Increase (decrease) in net assets
resulting from operations	2,046,126	618,802	291,076

Accumulation unit transactions:
Participant deposits	1,633,417	1,275,386	626,385
Transfers between investment
sub-accounts and general account, net	(162,499)	7,144,870	3,825,235
Net surrenders and lapses	(519,018)	(513,816)	(199,760)
Contract benefits	(13,018)	(38,904)	–
Loan interest received	23,603	15,740	2,593
Transfers for policy loans	(160,461)	(398,960)	(21,203)
Contract charges	(851,939)	(605,540)	(308,243)
Other	(12,107)	1,232	205

Total net accumulation unit transactions	(62,022)	6,880,008	3,925,212

Increase (decrease) in net assets	1,984,104	7,498,810	4,216,288

Net assets, beginning of period	11,285,322	–	–

Net assets, end of period	$13,269,426	$7,498,810	$4,216,288

(2) In 2005, Wells Fargo acquired assets from Strong Financial Corporation which became part of the Wells Fargo Variable Trust Funds.

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

NOTE 1 - NATURE OF OPERATIONS

National Variable Life Insurance Account (the Variable Account) began operations on March 11, 1996 and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The operations of the Variable Account are part of National Life Insurance Company (“National Life”). The Variable Account was established by National Life as a separate investment account to invest the net premiums received from the sale of certain variable life insurance products. Equity Services, Inc., an indirect wholly-owned subsidiary of National Life, is the principal underwriter for the variable life insurance policies issued by National Life. Sentinel Asset Management, Inc., an indirectly-owned subsidiary of National Life, provides investment advisory services for mutual fund portfolios within the Sentinel Variable Products Trust (“SVPT”), and for the SVPT Money Market Fund.

National Life maintains three products within the Variable Account. The VariTrak Product was established on March 11, 1996 and is used exclusively for National Life’s flexible premium variable life insurance products known collectively as VariTrak. On May 1, 1998, National Life established the Estate Provider Product to be used exclusively for National Life’s flexible premium variable life insurance products known collectively as Estate Provider. On February 12, 1999, National Life established the Benefit Provider Product to be used exclusively for National Life’s flexible premium variable universal life policy known collectively as Benefit Provider.

The Variable Account invests the accumulated policyholder account values in shares of mutual fund portfolios within AIM Variable Insurance Funds, Alger American Fund, American Century Variable Portfolios (“ACVP”), Dreyfus Variable Investment Fund, DWS Variable Series II (formerly Scudder Variable Series II), DWS VIP Funds (formerly Scudder VIT Funds), Franklin Templeton Variable Insurance Products Trust, JP Morgan Series Trust II, Morgan Stanley Universal Institutional Funds, Neuberger Berman Advisors Management Trust, SVPT, T Rowe Price Equity Series, Fidelity Variable Insurance Products Fund (“VIPF”), and Wells Fargo Variable Trust. Net premiums received by the Variable Account are deposited in investment portfolios as designated by the policyholder, except for initial net premiums on new policies, which are first invested in the SVPT Money Market Fund. Policyholders may also direct the allocations of their account value between the various investment portfolios within the Variable Account and a declared interest account (within the General Account of National Life) through participant transfers.

There are fifty-four sub-accounts within the Variable Account as of December 31, 2006. Each sub-account, which invests exclusively in the shares of the corresponding portfolio, comprises the accumulated policyholder account values of the underlying variable life insurance policies and variable universal life policies investing in the sub-account.

During 2006, the assets of the SVPT Growth Index Fund were merged into the SVPT Mid Cap Growth Fund.

During 2005, Wells Fargo purchased the Strong Variable Insurance Funds whose funds were merged into newly organized funds within the Wells Fargo Variable Trust Funds which substantially retained their prior objectives and characteristics.

On July 1, 2005, AIM Health Sciences Fund was renamed AIM Global Health Care Fund.

On October 15, 2004, INVESCO Dynamics Fund was renamed AIM Dynamics Fund, INVESCO Health Sciences Fund was renamed AIM Health Sciences Fund, and INVESCO Technology Fund was renamed AIM Technology Fund.

On April 25, 2003, two investment portfolios of the Market Street Fund, Inc (“MSF”) were merged into two series of the Gartmore Variable Insurance Trust (“GVIT”). The GVIT Government Bond Fund and JP Morgan GVIT Balanced Fund replaced the Market Street Bond Fund and Market Street Managed Fund, respectively.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Subsequently, on August 1, 2003, certain mutual fund substitutions were completed. The Company replaced the balance of mutual fund portfolios within GVIT with newly created funds of the SVPT. The SVPT Bond Fund and SVPT Balanced Fund replaced the GVIT Government Bond Fund and JP Morgan GVIT Balanced Fund, respectively. The investment portfolios within GVIT are no longer available to policyholders. See Note 8 for additional information on substitutions.

These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed in the preparation of the financial statements.

Investments

The mutual fund portfolios consist of the AIM Dynamics Fund, AIM Global Health Care Fund (formerly AIM Health Sciences Fund), AIM Technology Fund, Alger American Growth Portfolio, Alger American Leveraged AllCap Portfolio, Alger American Small Capitalization Portfolio, ACVP Income & Growth Portfolio, ACVP Inflation Protection Portfolio, ACVP International Portfolio, ACVP Ultra Portfolio, ACVP Value Portfolio, ACVP Vista Portfolio, Dreyfus Appreciation Portfolio, Dreyfus Developing Leaders Portfolio, Dreyfus Quality Bond Portfolio, Dreyfus Socially Responsible Growth Fund, DWS Dreman High Return Equity Portfolio (formerly Scudder Dreman High Return Equity Portfolio), DWS Dreman Small Cap Value Portfolio (formerly Scudder Dreman Small Cap Value Portfolio), DWS Equity 500 Index Fund (formerly Scudder Equity 500 Index Fund), DWS Small Cap Index Fund (formerly Scudder Small Cap Index Fund), Franklin Templeton Foreign Securities Fund, Franklin Templeton Mutual Shares Securities Fund, Franklin Templeton Real Estate Fund, Franklin Templeton Small Cap Fund, Franklin Templeton Small Cap Value Securities Fund, JP Morgan International Equity Portfolio, JP Morgan Small Company Portfolio, Morgan Stanley Core Plus Fixed Income Portfolio, Morgan Stanley Emerging Markets Equity Portfolio, Morgan Stanley High Yield Portfolio, Morgan Stanley US Real Estate Portfolio, Neuberger Berman Fasciano Portfolio, Neuberger Berman Limited Maturity Portfolio, Neuberger Berman Mid Cap Growth Portfolio, Neuberger Berman Partners Portfolio, SVPT Balanced Fund, SVPT Bond Fund, SVPT Common Stock Fund, SVPT Mid Cap Growth Fund, SVPT Money Market Fund, SVPT Small Company Fund, T Rowe Price Blue Chip Growth Portfolio, T Rowe Price Equity Income Portfolio, T Rowe Price Health Sciences Portfolio, VIPF Contrafund Portfolio, VIPF Equity Income Portfolio, VIPF Growth Portfolio, VIPF High Income Portfolio, VIPF Index 500 Portfolio, VIPF Investment Grade Bond Portfolio, VIPF Mid Cap Portfolio, VIPF Overseas Portfolio, Wells Fargo Discovery, and Wells Fargo Opportunity. The assets of each portfolio are held separate from the assets of the other portfolios and each has different investment objectives and policies. Each portfolio operates separately and the gains or losses in one portfolio have no effect on the investment performance of the other portfolios.

Investment Valuation

The investments in the Portfolios are valued at the closing net asset value per share as determined by the portfolio at the end of each period. The change in the difference between cost and market value is reflected as unrealized gain (loss) in the Statements of Operations.

Investment Transactions

Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income and capital gain distributions are recorded on the ex-dividend date. The cost of investments sold is determined using the first in, first out method (FIFO).

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Participant Transactions

Policyholders may allocate amounts in their individual accounts to variable investment options and to the guaranteed interest account of the Company's General Account. Participant deposits are reduced by applicable deductions, charges and state premium taxes. Transfers between funds and the guaranteed interest account, net, are amounts that participants have directed to be moved among investment options, including permitted transfers to and from the guaranteed interest account.

Surrenders, lapses and contract benefits are payments to participants and beneficiaries made under the terms of the contracts and amounts that participants have requested to be withdrawn and paid to them. Withdrawal charges, if applicable, are included in transfers for contract benefits and terminations. Included in contract charges are administrative, cost of insurance, and other variable charges deducted monthly from the contracts.

Loans

Policyholders may obtain loans after the first policy year as outlined in the variable life insurance policy and variable universal life insurance policy. At the time a loan is granted, accumulated value equal to the amount of the loan is designated as collateral and transferred from the Variable Account to the General Account of National Life. Interest is credited by National Life at predetermined rates on collateral held in the General Account. This interest is periodically transferred to the Variable Account.

Federal Income Taxes

The operations of the Variable Account are part of, and taxed with, the total operations of National Life. Under existing federal income tax law, investment income and capital gains attributable to the Variable Account are not taxed.

NOTE 3 - CHARGES AND EXPENSES

The SVPT mutual fund portfolios are managed by an affiliate of National Life. During the year ended December 31, 2006, management fees were paid directly by the sub-accounts to the affiliate investment manager. The advisory agreement provides for fees ranging from .25% to .55% based on individual portfolios and average daily net assets. The investment manager currently waives all or a portion of its management fees for some of the sub-accounts. The effective advisory fee rates paid by the sub-accounts in 2006, after taking these waivers into account, range from 0% to .39%. The investment manager expects to waive all or a portion of its management fees for some of the sub-accounts in 2007.

The following tables describe the fees and expenses assessed when buying, owning and surrendering a Policy within each product of the Variable Account. Such charges reimburse the Company for the insurance and other benefits provided, its assumption of mortality and expense risks, and account administration. The mortality risk assumed is that the insureds under the policies may die sooner than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the policies may exceed expected levels.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 3 - CHARGES AND EXPENSES (continued)

Charges and Deductions – VariTrak Product
Description of Charge	When Charge is Deducted	Amount Deducted	How Deducted
Premium Tax Charge	Upon receipt of premium payment	3.25% of each premium payment (2.0% for qualified employee benefit plans)	Deducted from Premium Payment
Surrender Charge	Upon surrender or lapse of the Policy in Years 1 - 15, or the 15 Policy Years following an increase in Face Amount	$0 - $2 per $1000 of initial or increased Face Amount	Deducted from Accumulated Value upon Surrender or Lapse
Deferred Sales Charge	Upon surrender or lapse of the Policy during the first 15 Policy Years, or following an increase in Face Amount	$1.10 to $37.75 per $1000 of initial or increased Face Amount	Deducted from Accumulated Value upon Surrender or Lapse
Withdrawal Fees	Upon making a withdrawal	Lesser of 2% of amount withdrawn or $25	Deducted from Withdrawal Amount
Transfer Fees	Upon making a transfer	$25 per transfer in excess of 5 transfers in any one Policy Year	Deducted from Transfer Amount
Loan Interest Spread	At the end of each Policy Year, or upon death, surrender or lapse, if earlier	1.3% - 2% annually of amount held as Collateral	Unit Liquidation from Account Value
Projection Report Charge	At the time Report is requested	$25 maximum in New York, no maximum elsewhere	Unit Liquidation from Account Value
Cost of Insurance	On the Date of Issue of the Policy and on each Monthly Policy Date	Varies based on age of Insured and Duration of Policy	Unit liquidation from Account Value
Mortality and Expense Risk Fees	Deducted Daily	Annual rate of 0.90% of the average daily net assets of each subaccount of the Separate Account	Deducted from sub-accounts as a Reduction in Unit Value
Administrative Fees	On the Date of Issue of the Policy and on each Monthly Policy Date	$7.50 per month, plus $0.07 per $1000 of Face Amount	Unit liquidation from Account Value
Riders	On the Date of Issue of the Policy and on each Monthly Policy Date	Amount varies depending on the specifics of the Policy	Unit liquidation from Account Value

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 3 - CHARGES AND EXPENSES (continued)

Charges and Deductions – Estate Provider Product
When Charge is
Description of Charge	Deducted	Amount Deducted	How Deducted
Premium Expense Charge	Upon receipt of Premium Payment	7.40% - 10.40% depending on Policy Year	Deducted from Premium Payment
Surrender Charge	Upon surrender or lapse before the end of Policy Year 10, or the ten years after an increase in the Basic Coverage	Based on Joint Age at issue or time of increase; Level up to 5 years, declines thereafter each month by 1/60 of initial surrender charge	Deducted from Accumulated Value upon Surrender or Lapse
Cost of Insurance Charge	On the Date of Issue of the Policy and on each Monthly Policy Date	Varies based on Net amount at Risk, age of the insureds and other factors	Unit Liquidation from Account Value
Variable Account Charge	On the Date of Issue of the Policy and on each Monthly Policy Date	0.75% - 0.90% in Policy Years 1 - 10; 0.25% - 0.35% after Policy Year 10	Unit Liquidation from Account Value
Administrative Charge	On the Date of Issue of the Policy and on each Monthly Policy Date	$15.00 plus $0.08 per $1000 of basic coverage in Policy Years 1 - 10; $7.50 after Policy Year 10	Unit Liquidation from Account Value
Withdrawal Charge	Upon making a Withdrawal	The lesser of 2% of the Withdrawal amount or $25	Deducted from the Withdrawal amount
Transfer Charge	Upon making a Transfer	Currently no charge is assessed	Deducted from the Transfer amount
Projection Report Charge	At the time Report is requested	Determined at time Report is requested	Pro-Rata Unit Liquidation from Account Value
Riders	On the Date of Issue of the Policy and on each Monthly Policy Date	Amount varies depending on the specifics of the Policy	Unit Liquidation from Account Value

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 3 - CHARGES AND EXPENSES (continued)

Charges and Deductions – Benefit Provider Product
When Charge is
Description of Charge	Deducted	Amount Deducted	How Deducted
Distribution Charge	Upon receipt of Premium Payment	5% - 13% of Premiums paid during the Policy Year up to the Target Premium, plus 2.5% - 5% of Premiums paid in excess of the Target Premium	Deducted from Premium Payment
Premium Tax Charge	Upon receipt of Premium Payment	2% - 3.5%, Amount varies by State; 2% for certain cities in South Carolina and 12% for certain jurisdictions in Kentucky	Deducted from Premium Payment
Cost of Insurance	On the Date of Issue of the Policy and on each Monthly Policy Date	Varies based on age of Insured and Duration of the Policy	Unit liquidation from Account Value
Policy Administration Charge	On the Date of Issue of the Policy and on each Monthly Policy Date	Currently $5.50 per month; Guaranteed not to exceed $8.00 per month	Unit liquidation from Account Value
Underwriting Charge	On the Date of Issue of the Policy and on each Monthly Policy Date	$20 in Policy Year 1, and $45 in each of the next four years	Unit liquidation from Account Value
Mortality and Expense Risk Charge	Deducted Daily	Annual rate of 0% - 0.22% of the average daily net assets of each sub-account of the Separate Account; Guaranteed not to exceed Annual rate of 0.60%	Deducted from sub-accounts as a reduction in Unit Value
Separate Account Administration Charge	Deducted Daily	Annual Rate of 0.10%	Deducted from sub-accounts as a reduction in Unit Value
Transfer Charge	Upon making a Transfer	$25 per Transfer in excess of 12 transfers in any one Policy Year	Deducted from Transfer amount
Riders	On the Date of Issue of the Policy and on each Monthly Policy Date	Amount varies depending on the specifics of the Policy	Unit liquidation from Account Value

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 4 - INVESTMENTS

The number of shares held and cost for each of the portfolios at December 31, 2006 are set forth below:

Portfolio		Shares	Cost
AIM Variable Insurance Funds
Dynamics Fund		95,748	$1,228,003
Global Health Care Fund		127,867	2,416,710
Technology Fund		120,412	1,438945

Alger American Fund
Growth Portfolio		351,879	11,976233
Leveraged AllCap Portfolio		43,533	1,399612
Small Capitalization Portfolio		395,039	7,433,534

American Century Variable Portfolios
Income & Growth Portfolio		563,593	3,917,448
Inflation Protection		195,867	2,002,655
International Portfolio		368,594	3,021,954
Ultra Portfolio		8,335	85,055
Value Portfolio		1,403,467	11,064,782
Vista Portfolio		201,537	2,897,485

Dreyfus Variable Investment Fund
Appreciation Portfolio		71,451	2,684,384
Developing Leaders		1,102	47,015
Quality Bond Portfolio		13,107	146,872
Socially Responsible Growth Fund		13,766	339,076

DWS Variable Series II	(1)
Dreman High Return Equity Portfolio		26,620	356,165
Dreman Small Cap Value Portfolio		69,349	1,401,605

DWS VIP Funds	(1)
Equity 500 Index Fund		122,125	1,441,170
Small Cap Index Fund		17,489	236,144

Franklin Templeton Variable Insurance Products Trust
Foreign Securities Fund		219,876	3,451,979
Mutual Shares Securities Fund		52,359	949,823
Real Estate Fund		48,992	1,510,742
Small Capitalization Fund		7,165	144,355
Small Cap Value Securities Fund		36,537	609,154

JP Morgan Series Trust II
International Equity Portfolio		238,861	2,723,911
Small Company Portfolio		100,589	1,590,704

Morgan Stanley Universal Institutional Funds
Core Plus Fixed Income Portfolio		8,182	93,458
Emerging Markets Equity Portfolio		8,766	79,516
High Yield Portfolio		5,473	74,986
US Real Estate Portfolio		16,019	292,718

(1)	Effective February 6, 2006, the Scudder Variable Series II Funds and the Scudder VIP Funds were renamed the DWS Variable Series II Funds and the DWS VIP Funds.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 4 - INVESTMENTS (continued)

The number of shares held and cost for each of the portfolios at December 31, 2006 are set forth below:

Portfolio	Shares	Cost
Neuberger Berman Advisors Management Trust
Fasciano Maturity Portfolio	166,869	$2,337,437
Limited Maturity Portfolio	230,184	2,941,013
Mid Cap Growth Portfolio	11,224	241,126
Partners Portfolio	176,935	3,437,362

Sentinel Variable Products Trust
Balanced Fund	364,071	4,248,158
Bond Fund	606,426	6,156,964
Common Stock Fund	2,563,499	27,563,717
Mid Cap Growth Fund	1,076,393	9,389,839
Money Market Fund	14,809,970	14,809,970
Small Company Fund	1,429,966	20,475,082

T Rowe Price Equity Series
Blue Chip Growth Portfolio	464,343	4,361,134
Equity Income Portfolio	26,658	611,660
Health Sciences Portfolio	83,645	955,112

Variable Insurance Product Funds
Contrafund Portfolio	475,061	12,832,907
Equity Income Portfolio	592,771	13,907,822
Growth Portfolio	487,578	14,850,471
High Income Portfolio	957,647	6,188,072
Index 500 Portfolio	328,517	43,252,819
Investment Grade Bond Portfolio	563,984	7,156,418
Mid Cap Portfolio	80,565	2,645,680
Overseas Portfolio	634,439	10,741,926

Wells Fargo Variable Trust Funds
Discovery	501,177	6,633,491
Opportunity	188,066	4,180,733

The cost also represents the aggregate cost for federal income tax purposes.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 5 - PURCHASES AND SALES OF PORTFOLIO SHARES

Purchases and proceeds from sales of shares in the portfolios for the year ended December 31, 2006 aggregated the following:

			Sales
Portfolio		Purchases	Proceeds
AIM Variable Insurance Funds
Dynamics Fund		$258,662	$251,785
Global Health Care Fund		687,087	549652
Technology Fund		405,647	367,916

Alger American Fund
Growth Portfolio		2,740,603	3,703,714
Leveraged AllCap Portfolio		579,631	398,693
Small Capitalization Portfolio		1,734,008	2,456,102

American Century Variable Portfolios
Income & Growth Portfolio		977,263	2,208,453
Inflation Protection		1,325,821	770,475
International Portfolio		1,638,319	867,805
Ultra Portfolio		39,490	55,237
Value Portfolio		3,670,966	2,628,375
Vista Portfolio		1,580,553	754,458

Dreyfus Variable Investment Fund
Appreciation Portfolio		1,495,700	785,114
Developing Leaders		39,781	25,166
Quality Bond Portfolio		111,828	72,416
Socially Responsible Growth Fund		90,199	59,852

DWS Variable Series II	(1)
Dreman High Return Equity Portfolio		404,097	302,886
Dreman Small Cap Value Portfolio		1,725,349	1,255,839

DWS VIP Funds	(1)
Equity 500 Index Fund		1,542,701	1,440,507
Small Cap Index Fund		264,392	266,817

Franklin Templeton Variable Insurance Products Trust
Foreign Securities Fund		1,787,345	913,922
Mutual Shares Securities Fund		549,290	158,619
Real Estate Fund		792,819	401,968
Small Capitalization Fund		83,542	22,775
Small Cap Value Securities Fund		269,951	204,640

JP Morgan Series Trust II
International Equity Portfolio		1,038,130	900,215
Small Company Portfolio		500,103	707,197

Morgan Stanley Universal Institutional Funds
Core Plus Fixed Income Portfolio		22,719	33,320
Emerging Markets Equity Portfolio		30,535	3,045
High Yield Portfolio		17,065	24,273
US Real Estate Portfolio		137,112	22,088

(1)	Effective February 6, 2006, the Scudder Variable Series II Funds and the Scudder VIP Funds were renamed the DWS Variable Series II Funds and the DWS VIP Funds.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 5 - PURCHASES AND SALES OF PORTFOLIO SHARES (continued)

Purchases and proceeds from sales of shares in the portfolios for the year ended December 31, 2006 aggregated the following:

			Sales
Portfolio		Purchases	Proceeds
Neuberger Berman Advisors Management Trust
Fasciano Maturity Portfolio		$1,219,539	$475,477
Limited Maturity Portfolio		1,533,039	631,942
Mid Cap Growth Portfolio		216,542	35,139
Partners Portfolio		1,494,146	772,556

Sentinel Variable Products Trust
Balanced Fund		1,273,106	1,790,538
Bond Fund		1,968,126	1,454,624
Common Stock Fund		7,724,878	6,778,285
Growth Index Fund	(2)	188,786	1,443,622
Mid Cap Growth Fund	(2)	1,995,179	2,656,937
Money Market Fund		11,324,195	14,309,858
Small Company Fund		6,522,422	4,267,081

T Rowe Price Equity Series
Blue Chip Growth Portfolio		2,143,787	897,644
Equity Income Portfolio		303,375	78,966
Health Sciences Portfolio		554,004	303,745

Variable Insurance Product Funds
Contrafund Portfolio		4,691,421	3,445,918
Equity Income Portfolio		4,464,041	3,217,753
Growth Portfolio		3,141,827	4,242,976
High Income Portfolio		1,650,677	1,597,992
Index 500 Portfolio		10,926,915	11,849,722
Investment Grade Bond Portfolio		2,694,342	2,269,688
Mid Cap Portfolio		1,695,742	655,733
Overseas Portfolio		3,086,648	3,304,078

Wells Fargo Variable Trust Funds
Discovery		1,543,560	1,884,452
Opportunity		1,248,060	976,476

(2)	During 2006, the assets of the Sentinel Variable Products Trust Growth Index Fund were merged into the Sentinel Variable Products Trust Mid Cap Growth Fund.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 - CHANGES IN UNITS

	FOR THE YEAR ENDED DECEMBER 31, 2006
VT = VariTrak Product
EP = Estate Provider Product
BP = Benefit Provider Product	AIM Variable Insurance Funds			AIM Variable Insurance Funds			AIM Variable Insurance Funds
	Dynamics			Global Health Care			Technology
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	145,322.37	19,340.06	24,421.27	227,540.39	16,478.45	24,262.24	325,765.07	6,910.65	47,427.46
Units issued	18,619.02	200.55	7,043.44	49,136.00	1,333.43	3,140.80	66,478.32	704.09	7,927.34
Units transferred	(3,147.48)	(45.45)	24.63	1,464.04	5.16	34.15	(5,235.09)	(412.45)	39.34
Units redeemed	(13,833.13)	(122.48)	(5,617.41)	(35,726.27)	(955.79)	(1,673.58)	(49,710.03)	(1,961.76)	(4,077.10)
Ending balance	146,960.78	19,372.68	25,871.93	242,414.16	16,861.25	25,763.61	337,298.27	5,240.53	51,317.04

	Alger American Fund			Alger American Fund			Alger American Fund
	Growth			Leveraged AllCap			Small Capitalization
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	668,877.90	19,015.98	24,575.64	134,929.26	6,735.28	24,968.33	750,611.80	18,085.98	8,529.08
Units issued	95,177.77	1,942.96	2,359.83	20,130.49	619.03	6,742.49	76,819.85	792.53	672.80
Units transferred	(22,185.48)	580.64	(2,366.94)	(6,955.14)	(22.05)	40,247.39	(21,747.48)	(3,018.85)	2,700.82
Units redeemed	(115,254.96)	(969.23)	(897.16)	(12,015.17)	(270.22)	(1,050.79)	(110,728.08)	(350.84)	(338.54)
Ending balance	626,615.23	20,570.35	23,671.37	136,089.44	7,062.04	70,907.42	694,956.09	15,508.82	11,564.16

	American Century			American Century			American Century
	Variable Portfolios			Variable Portfolios			Variable Portfolios
	Income & Growth			Inflation Protection			International
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	283,011.53	41,767.48	175,652.52	124,440.40	5,172.13	62,873.52	176,818.94	5,736.79	-
Units issued	44,583.13	3,806.85	2,948.60	31,797.30	1,066.84	8,513.54	41,848.05	1,312.02	-
Units transferred	(13,342.82)	(2,805.18)	4,549.39	34,756.32	7,754.34	-	37,335.68	4,403.21	-
Units redeemed	(41,853.39)	(4,613.49)	(140,683.24)	(28,376.94)	(704.34)	(1,409.90)	(30,383.32)	(568.41)	-
Ending balance	272,398.45	38,155.66	42,467.27	162,617.08	13,288.97	69,977.16	225,619.35	10,883.61	-

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 - CHANGES IN UNITS (continued)

	FOR THE YEAR ENDED DECEMBER 31, 2006
VT = VariTrak Product
EP = Estate Provider Product	American Century			American Century			American Century
BP = Benefit Provider Product	Variable Portfolios			Variable Portfolios			Variable Portfolios
	Ultra			Value			Vista
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	6,320.98	2,999.58	-	452,544.11	50,755.33	136,553.05	177,627.79	4,730.00	-
Units issued	1,196.32	356.34	-	85,094.21	5,618.45	8,279.07	44,155.35	1,345.82	-
Units transferred	(2,282.28)	42.43	-	(9,234.90)	(2,002.08)	(6,696.52)	57,771.84	4,376.84	-
Units redeemed	(453.24)	(265.40)	-	(65,248.51)	(7,518.92)	(9,809.44)	(37,057.18)	(406.05)	-
Ending balance	4,781.78	3,132.95	-	463,154.91	46,852.78	128,326.16	242,497.80	10,046.61	-

	Dreyfus Variable			Dreyfus Variable			Dreyfus Variable
	Investment Fund			Investment Fund			Investment Fund
	Appreciation			Developing Leaders			Quality Bond
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	177,936.62	3,901.65	-	2,555.34	340.10	-	8,846.22	1,311.44	-
Units issued	50,733.61	1,528.42	-	1,684.10	-	-	2,604.23		-
Units transferred	50,716.41	2,166.41	-	315.06	(340.10)	-	2,276.70		-
Units redeemed	(40,824.75)	(331.92)	-	(624.39)	-	-	(1,473.80)	(169.22)	-
Ending balance	238,561.89	7,264.56	-	3,930.11	-	-	12,253.35	1,142.22	-

	Dreyfus Variable
	Investment Fund			DWS			DWS
	Socially Responsible Growth			Dreman High Return Equity (1)			Dreman Small Cap Value (1)
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	38,682.66	1,626.41	13,040.72	21,752.47	32.12	-	68,791.19	3,840.40	-
Units issued	8,292.82	38.64	3,442.58	4,554.23	129.88	-	17,033.77	1,151.17	-
Units transferred	819.95	-	-	3,861.61	(0.20)	-	23,126.19	(188.32)	-
Units redeemed	(4,951.92)	(43.81)	(2,580.11)	(1,749.10)	(161.80)	-	(14,713.72)	(453.88)	-
Ending balance	42,843.51	1,621.24	13,903.19	28,419.21	-	-	94,237.43	4,349.37	-

	(1) Effective February 6, 2006, the Scudder Variable Series II Funds and the Scudder VIP Funds were renamed the DWS Variable Series II Funds and the DWS VIP Funds.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 - CHANGES IN UNITS (continued)

	FOR THE YEAR ENDED DECEMBER 31, 2006
VT = VariTrak Product
EP = Estate Provider Product							Franklin Templeton Variable
BP = Benefit Provider Product	DWS VIP Funds			DWS VIP Funds			Insurance Products Trust
	Equity 500 Index (1)			Small Cap Index (1)			Foreign Securities
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	-	-	109,140.40	-	-	15,286.73	194,715.70	12,301.93	-
Units issued	-	-	6,618.26	-	-	1,190.88	44,742.38	1,768.93	-
Units transferred	-	-	5,487.22	-	-	(2.57)	46,211.31	4,758.59	-
Units redeemed	-	-	(6,515.74)	-	-	(2,070.77)	(33,526.32)	(805.94)	-
Ending balance	-	-	114,730.14	-	-	14,404.27	252,143.07	18,023.51	-

	Franklin Templeton Variable			Franklin Templeton Variable			Franklin Templeton Variable
	Insurance Products Trust			Insurance Products Trust			Insurance Products Trust
	Mutual Shares Securities			Real Estate			Small Capitalization
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	45,725.45	2,272.95	-	68,188.72	8,057.19	-	7,080.48	622.52	-
Units issued	6,450.14	423.46	-	13,161.01	1,426.00	-	2,434.65	312.70	-
Units transferred	21,379.64	3,833.12	-	13,597.42	(1,087.53)	-	3,958.26	-	-
Units redeemed	(4,318.76)	(152.76)	-	(10,040.83)	(715.48)	-	(1,178.39)	(343.51)	-
Ending balance	69,236.47	6,376.77	-	84,906.32	7,680.18	-	12,295.00	591.71	-

	Franklin Templeton Variable
	Insurance Products Trust			JP Morgan Series Trust II			JP Morgan Series Trust II
	Small Cap Value Securities			International Equity			Small Company
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	37,336.77	4,847.77	-	196,854.63	21,013.44	12,621.61	89,983.76	24,620.67	3,354.63
Units issued	7,956.86	1,153.25	-	38,133.00	989.46	914.81	12,223.42	1,764.07	261.51
Units transferred	(1,153.19)	(222.81)	-	8,934.99	(2,149.57)	(1,699.11)	(8,651.34)	(216.65)	(197.41)
Units redeemed	(3,880.32)	(556.04)	-	(32,798.84)	(1,458.36)	(852.19)	(14,922.64)	(4,274.37)	(912.60)
Ending balance	40,260.12	5,222.17	-	211,123.78	18,394.97	10,985.12	78,633.20	21,893.72	2,506.13

(1)	Effective February 6, 2006, the Scudder Variable Series II Funds and the Scudder VIP Funds were renamed the DWS Variable Series II Funds and the DWS VIP Funds.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 - CHANGES IN UNITS (continued)

	FOR THE YEAR ENDED DECEMBER 31, 2006
VT = VariTrak Product
EP = Estate Provider Product	Morgan Stanley Universal			Morgan Stanley Universal			Morgan Stanley Universal
BP = Benefit Provider Product	Institutional Funds			Institutional Funds			Institutional Funds
	Core Plus Fixed Income			Emerging Markets			High Yield
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	-	-	71,687.88	-	-	61,080.94	-	-	73,082.64
Units issued	-	-	9,583.76	-	-	1,302.30	-	-	7,876.42
Units transferred	-	-	(18,629.83)	-	-	11,644.56	-	-	(15,374.63)
Units redeemed	-	-	(1,140.49)	-	-	(1,221.15)	-	-	(3,662.32)
Ending balance	-	-	61,501.32	-	-	72,806.65	-	-	61,922.11

	Morgan Stanley Universal			Neuberger Berman Advisors			Neuberger Berman Advisors
	Institutional Funds			Management Trust			Management Trust
	US Real Estate			Fasciano			Limited Maturity
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	-	-	94,981.87	140,636.74	5,274.71	-	195,123.95	5,268.51	-
Units issued	-	-	5,853.61	35,935.94	1,412.47	-	50,639.67	1,277.61	-
Units transferred	-	-	28,999.93	48,689.65	2,428.53	-	54,926.59	8,555.09	-
Units redeemed	-	-	(5,979.33)	(26,575.07)	(422.05)	-	(32,946.05)	(395.92)	-
Ending balance	-	-	123,856.08	198,687.26	8,693.66	-	267,744.16	14,705.29	-

	Neuberger Berman Advisors			Neuberger Berman Advisors			Sentinel Variable
	Management Trust			Management Trust			Products Trust
	Mid Cap Growth			Partners			Balanced
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	4,185.22	232.28	-	148,605.68	42,069.13	11,178.49	214,292.89	65,595.74	4,392.58
Units issued	2,306.90	903.40	-	23,193.78	2,429.38	1,281.09	38,738.27	7,574.62	243.21
Units transferred	9,409.27	1,507.87	-	16,758.52	(2,700.82)	4,708.37	(9,493.19)	(566.72)	638.59
Units redeemed	(847.53)	(123.83)	-	(27,125.76)	(2,157.92)	(324.17)	(63,215.36)	(9,553.30)	(115.64)
Ending balance	15,053.86	2,519.72	-	161,432.22	39,639.77	16,843.78	180,322.61	63,050.34	5,158.74

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 - CHANGES IN UNITS (continued)

	FOR THE YEAR ENDED DECEMBER 31, 2006
VT = VariTrak Product
EP = Estate Provider Product	Sentinel Variable			Sentinel Variable			Sentinel Variable
BP = Benefit Provider Product	Products Trust			Products Trust			Products Trust
	Bond			Common Stock			Growth Index (2)
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	302,015.86	41,671.01	4,945.99	1,383,478.15	70,832.70	19,476.76	133,454.67	3,520.11	127,126.91
Units issued	54,187.71	4,223.32	733.20	207,074.51	6,006.41	2,933.20	15,223.03	362.12	26,634.49
Units transferred	13,363.88	62.26	(1,489.38)	30,548.43	3,366.08	(1,761.50)	(137,219.03)	(3,722.61)	(151,249.17)
Units redeemed	(49,551.11)	(3,526.67)	(281.62)	(205,599.59)	(6,631.60)	(459.16)	(11,458.67)	(159.62)	(2,512.23)
Ending balance	320,016.34	42,429.92	3,908.19	1,415,501.50	73,573.59	20,189.30	-	-	-

	Sentinel Variable			Sentinel Variable			Sentinel Variable
	Products Trust			Products Trust			Products Trust
	Mid Cap Growth			Money Market			Small Company
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	462,998.94	66,907.14	49,889.47	750,957.47	118,927.50	5,504,282.89	420,901.77	64,104.49	84,426.42
Units issued	65,664.46	6,150.63	9,504.12	340,398.41	37,199.05	856,167.39	70,892.62	5,354.35	7,835.53
Units transferred	(27,288.67)	666.73	(8,815.32)	(242,008.57)	(7,263.97)	(50,313.02)	347.93	(367.54)	(11,271.86)
Units redeemed	(66,964.78)	(4,442.96)	(2,100.98)	(295,397.81)	(45,954.03)	(1,489,175.09)	(66,506.95)	(3,646.47)	(6,888.30)
Ending balance	434,409.95	69,281.54	48,477.29	553,949.50	102,908.55	4,820,962.17	425,635.37	65,444.83	74,101.79

	T Rowe Price			T Rowe Price			T Rowe Price
	Equity Series			Equity Series			Equity Series
	Blue Chip Growth			Equity Income			Health Sciences
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	269,838.87	12,340.24	-	29,966.89	2,664.16	-	57,255.74	5,033.21	-
Units issued	71,074.28	2,393.44	-	5,740.63	530.91	-	16,606.40	1,125.22	-
Units transferred	75,603.17	8,155.20	-	10,498.68	1,558.32	-	16,692.94	(272.59)	-
Units redeemed	(45,209.68)	(1,025.65)	-	(2,069.22)	(360.48)	-	(12,252.68)	(200.34)	-
Ending balance	371,306.64	21,863.23	-	44,136.98	4,392.91	-	78,302.40	5,685.50	-

(2)	During 2006, the assets of the Sentinel Variable Products Trust Growth Index Fund were merged into the Sentinel Variable Products Trust Mid Cap Growth Fund.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 - CHANGES IN UNITS (continued)

	FOR THE YEAR ENDED DECEMBER 31, 2006
VT = VariTrak Product
EP = Estate Provider Product	Variable Insurance			Variable Insurance			Variable Insurance
BP = Benefit Provider Product	Product Funds			Product Funds			Product Funds
	Contrafund			Equity Income			Growth
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	511,505.00	74,547.95	-	308,650.99	22,254.18	-	391,167.50	131,482.11	-
Units issued	73,822.93	7,824.37	-	35,313.81	2,199.32	-	55,665.05	5,985.28	-
Units transferred	11,344.12	(5,869.42)	-	(7,376.22)	(1,380.83)	-	(18,616.72)	1,712.71	-
Units redeemed	(81,953.50)	(6,696.95)	-	(44,962.38)	(5,063.38)	-	(62,196.10)	(6,900.10)	-
Ending balance	514,718.55	69,805.95	-	291,626.20	18,009.29	-	366,019.73	132,280.00	-

	Variable Insurance			Variable Insurance			Variable Insurance
	Product Funds			Product Funds			Product Funds
	High Income			Index 500			Investment Grade Bond
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	188,606.84	57,321.68	-	1,275,070.55	622,351.15	-	406,594.47	61,846.15	360,921.86
Units issued	25,910.26	5,158.51	-	217,860.29	66,136.60	-	72,617.79	10,176.16	29,277.75
Units transferred	(2,079.39)	268.06	-	(24,406.12)	(9,738.99)	-	1,777.25	2,139.13	53,897.72
Units redeemed	(34,584.76)	(8,494.84)	-	(244,295.92)	(41,949.22)	-	(66,811.71)	(4,882.53)	(98,852.82)
Ending balance	177,852.95	54,253.41	-	1,224,228.80	636,799.54	-	414,177.80	69,278.91	345,244.51

	Variable Insurance			Variable Insurance			Wells Fargo
	Product Funds			Product Funds			Variable Trust Funds
	Mid Cap			Overseas			Discovery
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	114,317.96	5,614.66	-	421,466.58	76,305.21	317,960.47	474,171.08	49,407.92	32,164.89
Units issued	27,308.66	845.25	-	53,735.66	4,889.71	30,792.76	74,688.85	4,753.01	3,729.41
Units transferred	45,512.69	4,127.25	-	(8,838.28)	1,490.94	54,678.31	(11,468.93)	(2,330.21)	(4,471.29)
Units redeemed	(23,632.59)	(512.62)	-	(62,470.90)	(3,651.05)	(17,411.66)	(76,401.02)	(5,090.28)	(1,884.52)
Ending balance	163,506.72	10,074.54	-	403,893.06	79,034.81	386,019.88	460,989.98	46,740.44	29,538.49

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 - CHANGES IN UNITS (continued)

	FOR THE YEAR ENDED DECEMBER 31, 2006
VT = VariTrak Product
EP = Estate Provider Product	Wells Fargo
BP = Benefit Provider Product	Variable Trust Funds
	Opportunity
Units Issued, Transferred	VT	EP	BP
and Redeemed:
Beginning balance	183,192.87	30,870.56	13,715.02
Units issued	26,027.69	17,435.10	1,119.70
Units transferred	(4,647.73)	(4,526.06)	(495.56)
Units redeemed	(28,969.14)	(13,177.18)	(1,382.67)
Ending balance	175,603.69	30,602.42	12,956.49

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 - CHANGES IN UNITS (continued)

	FOR THE YEAR ENDED DECEMBER 31, 2005
VT = VariTrak Product
EP = Estate Provider Product
BP = Benefit Provider Product	AIM Variable Insurance Funds			AIM Variable Insurance Funds			AIM Variable Insurance Funds
	Dynamics			Global Health Care (3)			Technology
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	149,887.44	18,922.71	87,643.84	226,740.87	20,241.52	26,737.50	324,400.29	8,129.74	43,954.80
Units issued	30,113.73	1,019.54	420.91	80,559.82	1,860.83	4,033.30	104,368.32	1,393.41	9,179.17
Units transferred	(10,609.39)	(229.19)	(58,014.04)	(26,711.84)	(4,633.30)	(3,951.57)	(28,865.31)	(1,506.61)	-
Units redeemed	(24,069.41)	(373.00)	(5,629.44)	(53,048.45)	(990.60)	(2,556.99)	(74,138.23)	(1,105.89)	(5,706.51)
Ending balance	145,322.37	19,340.06	24,421.27	227,540.40	16,478.45	24,262.24	325,765.07	6,910.65	47,427.46

	Alger American Fund			Alger American Fund			Alger American Fund
	Growth			Leveraged AllCap			Small Capitalization
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	742,966.83	18,205.78	21,562.81	136,782.52	6,433.93	24,484.75	800,628.63	15,306.39	6,038.53
Units issued	113,679.35	1,536.54	3,397.61	83,557.45	791.32	2,821.49	103,676.72	957.39	2,086.60
Units transferred	(60,019.50)	159.72	603.70	(23,482.09)	(68.49)	-	(44,110.80)	2,117.81	718.81
Units redeemed	(127,748.78)	(886.06)	(988.48)	(61,928.62)	(421.48)	(2,337.91)	(109,582.75)	(295.61)	(314.86)
Ending balance	668,877.90	19,015.98	24,575.64	134,929.26	6,735.28	24,968.33	750,611.80	18,085.98	8,529.08

	American Century			American Century			American Century
	Variable Portfolios			Variable Portfolios			Variable Portfolios
	Income & Growth			Inflation Protection			International
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	283,639.63	40,755.48	170,429.76	58,401.70	22.34	46,695.74	85,955.45	2,656.84	-
Units issued	35,749.32	3,630.48	28,763.74	28,110.09	264.74	8,550.22	38,020.54	1,072.19	-
Units transferred	(9,691.68)	(77.63)	(16,685.04)	60,830.46	5,034.82	8,330.75	70,945.77	2,341.49	-
Units redeemed	(26,685.74)	(2,540.85)	(6,855.94)	(22,901.85)	(149.77)	(703.19)	(18,102.82)	(333.73)	-
Ending balance	283,011.53	41,767.48	175,652.52	124,440.40	5,172.13	62,873.52	176,818.94	5,736.79	-

(3) On July 1, 2005, AIM Health Sciences Fund was renamed AIM Global Health Care Fund.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 - CHANGES IN UNITS (continued)

	FOR THE YEAR ENDED DECEMBER 31, 2005
VT = VariTrak Product
EP = Estate Provider Product	American Century			American Century			American Century
BP = Benefit Provider Product	Variable Portfolios			Variable Portfolios			Variable Portfolios
	Ultra			Value			Vista
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	1,208.81	519.38	-	412,152.56	54,178.72	111,380.07	94,855.05	2,659.72	-
Units issued	1,142.38	358.39	-	87,818.05	4,783.23	23,639.94	38,635.98	764.09	-
Units transferred	4,343.78	2,265.75	-	20,388.79	(4,784.96)	10,380.59	68,167.75	1,585.68	-
Units redeemed	(373.99)	(143.94)	-	(67,815.29)	(3,421.66)	(8,847.55)	(24,030.99)	(279.49)	-
Ending balance	6,320.98	2,999.58	-	452,544.11	50,755.33	136,553.05	177,627.79	4,730.00	-

	Dreyfus Variable			Dreyfus Variable			Dreyfus Variable
	Investment Fund			Investment Fund			Investment Fund
	Appreciation			Developing Leaders			Quality Bond
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	63,684.83	1,293.07	-	471.27	-	-	765.22	-	-
Units issued	32,082.75	1,183.21	-	737.09	-	-	6,180.49	-	-
Units transferred	99,757.45	1,634.84	-	1,649.99	347.77	-	2,914.66	1,427.59	-
Units redeemed	(17,588.41)	(209.47)	-	(303.01)	(7.67)	-	(1,014.15)	(116.15)	-
Ending balance	177,936.62	3,901.65	-	2,555.34	340.10	-	8,846.22	1,311.44	-

	Dreyfus Variable			Franklin Templeton Variable			Franklin Templeton Variable
	Investment Fund			Insurance Products Trust			Insurance Products Trust
	Socially Responsible Growth			Foreign Securities			Mutual Shares Securities
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	34,543.04	1,580.56	15,700.20	89,188.78	5,835.13	-	3,036.84	1,538.90	-
Units issued	7,548.94	79.60	437.92	38,747.47	2,721.79	-	3,534.95	333.56	-
Units transferred	924.61	-	-	86,527.20	4,221.64	-	41,446.57	518.79	-
Units redeemed	(4,333.93)	(33.75)	(3,097.40)	(19,747.75)	(476.63)	-	(2,292.91)	(118.30)	-
Ending balance	38,682.66	1,626.41	13,040.72	194,715.70	12,301.93	-	45,725.45	2,272.95	-

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 - CHANGES IN UNITS (continued)

	FOR THE YEAR ENDED DECEMBER 31, 2005
VT = VariTrak Product
EP = Estate Provider Product	Franklin Templeton Variable			Franklin Templeton Variable			Franklin Templeton Variable
BP = Benefit Provider Product	Insurance Products Trust			Insurance Products Trust			Insurance Products Trust
	Real Estate			Small Capitalization			Small Cap Value Securities
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	26,751.43	-	-	706.23	609.90	-	12,222.47	2,569.06	-
Units issued	16,432.76	281.80	-	4,170.26	259.05	-	8,164.84	775.76	-
Units transferred	31,367.51	8,065.70	-	2,990.52	-	-	21,066.75	1,959.33	-
Units redeemed	(6,362.98)	(290.31)	-	(786.53)	(246.43)	-	(4,117.29)	(456.38)	-
Ending balance	68,188.72	8,057.19	-	7,080.48	622.52	-	37,336.77	4,847.77	-

							Morgan Stanley Universal
	JP Morgan Series Trust II			JP Morgan Series Trust II			Institutional Funds
	International Equity			Small Company			Core Plus Fixed Income
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	181,694.81	21,361.13	6,711.32	95,738.75	30,801.30	3,545.02	-	-	75,091.85
Units issued	43,581.15	2,632.29	660.20	13,984.12	2,169.71	281.22	-	-	11,225.82
Units transferred	1,954.29	2,045.63	5,737.25	(9,888.32)	(1,067.07)	-	-	-	(6,266.57)
Units redeemed	(30,375.62)	(5,025.61)	(487.16)	(9,850.79)	(7,283.27)	(471.61)	-	-	(8,363.22)
Ending balance	196,854.63	21,013.44	12,621.61	89,983.76	24,620.67	3,354.63	-	-	71,687.88

	Morgan Stanley Universal			Morgan Stanley Universal			Morgan Stanley Universal
	Institutional Funds			Institutional Funds			Institutional Funds
	Emerging Markets			High Yield			US Real Estate
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	-	-	60,484.25	-	-	70,385.40	-	-	88,692.70
Units issued	-	-	3,089.03	-	-	9,265.80	-	-	4,690.14
Units transferred	-	-	(548.91)	-	-	1,353.28	-	-	6,241.52
Units redeemed	-	-	(1,943.43)	-	-	(7,921.84)	-	-	(4,642.49)
Ending balance	-	-	61,080.94	-	-	73,082.64	-	-	94,981.87

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 - CHANGES IN UNITS (continued)

	FOR THE YEAR ENDED DECEMBER 31, 2005
VT = VariTrak Product
EP = Estate Provider Product	Neuberger Berman Advisors			Neuberger Berman Advisors			Neuberger Berman Advisors
BP = Benefit Provider Product	Management Trust			Management Trust			Management Trust
	Fasciano			Limited Maturity			Mid Cap Growth
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	65,609.25	4,170.97	-	94,061.07	3,544.38	-	834.80	-	-
Units issued	28,650.88	1,251.85	-	45,752.53	672.35	-	617.00	200.41	-
Units transferred	58,283.23	112.04	-	85,911.17	1,192.59	-	3,373.67	42.73	-
Units redeemed	(11,906.62)	(260.15)	-	(30,600.82)	(140.81)	-	(640.25)	(10.86)	-
Ending balance	140,636.74	5,274.71	-	195,123.95	5,268.51	-	4,185.22	232.28	-

	Neuberger Berman Advisors
	Management Trust			Scudder			Scudder
	Partners			Dreman High Return Equity			Dreman Small Cap Value
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	116,225.23	38,299.23	2,150.33	4,228.88	-	-	57,126.80	2,013.79	-
Units issued	21,547.29	6,330.65	6,241.71	5,419.75	36.56	-	22,048.81	1,375.69	-
Units transferred	26,074.39	4,422.19	2,901.23	13,867.92	-	-	(109.33)	969.35	-
Units redeemed	(15,241.23)	(6,982.94)	(114.78)	(1,764.08)	(4.44)	-	(10,275.09)	(518.43)	-
Ending balance	148,605.68	42,069.13	11,178.49	21,752.47	32.12	-	68,791.19	3,840.40	-

	Scudder VIT Funds			Scudder VIT Funds			Scudder VIT Funds
	EAFE Equity Index			Equity 500 Index			Small Cap Index
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	-	-	27,672.56	-	-	85,372.94	-	-	12,926.68
Units issued	-	-	1,023.07	-	-	19,836.33	-	-	3,949.96
Units transferred	-	-	(28,261.23)	-	-	10,153.77	-	-	(421.80)
Units redeemed	-	-	(434.40)	-	-	(6,222.64)	-	-	(1,168.11)
Ending balance	-	-	-	-	-	109,140.40	-	-	15,286.73

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 - CHANGES IN UNITS (continued)

	FOR THE YEAR ENDED DECEMBER 31, 2005
VT = VariTrak Product
EP = Estate Provider Product	Sentinel Variable			Sentinel Variable			Sentinel Variable
BP = Benefit Provider Product	Products Trust			Products Trust			Products Trust
	Balanced			Bond			Common Stock
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	207,705.38	59,631.71	4,286.84	285,907.34	39,416.35	4,554.53	1,281,861.62	67,037.38	15,848.59
Units issued	44,074.12	8,619.50	316.64	59,734.42	3,074.68	1,187.93	239,498.78	8,538.70	4,098.08
Units transferred	(1,983.27)	3,457.26	(57.72)	3,337.87	3,121.66	(486.18)	53,455.62	678.42	7.50
Units redeemed	(35,503.34)	(6,112.73)	(153.18)	(46,963.77)	(3,941.68)	(310.29)	(191,337.87)	(5,421.80)	(477.41)
Ending balance	214,292.89	65,595.74	4,392.58	302,015.86	41,671.01	4,945.99	1,383,478.15	70,832.70	19,476.76

	Sentinel Variable			Sentinel Variable			Sentinel Variable
	Products Trust			Products Trust			Products Trust
	Growth Index			Mid Cap Growth			Money Market
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	138,475.98	3,573.38	240,587.83	498,627.82	69,175.00	42,280.74	815,377.38	147,880.28	4,661,570.91
Units issued	28,019.78	785.27	45,720.20	77,990.13	13,423.20	8,939.06	554,089.24	50,792.96	1,141,528.55
Units transferred	(15,135.59)	(616.16)	(153,367.51)	(41,153.18)	(10,135.44)	(771.59)	(448,116.07)	(36,022.85)	(76,269.45)
Units redeemed	(17,905.50)	(222.38)	(5,813.61)	(72,465.83)	(5,555.62)	(558.74)	(170,393.08)	(43,722.89)	(222,547.12)
Ending balance	133,454.67	3,520.11	127,126.91	462,998.94	66,907.14	49,889.47	750,957.47	118,927.50	5,504,282.89

	Sentinel Variable			Strong Variable			Strong Variable
	Products Trust			Insurance Funds			Insurance Funds
	Small Company			Mid Cap Growth II (4)			Opportunity II (4)
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	419,192.65	65,304.33	83,879.83	530,164.34	51,305.09	30,530.93	184,194.54	29,614.02	15,065.90
Units issued	80,127.14	14,464.03	7,594.76	-	-	-	-	-	-
Units transferred	(16,676.77)	(9,240.20)	(3,880.34)	(530,164.34)	(51,305.09)	(30,530.93)	(184,194.54)	(29,614.02)	(15,065.90)
Units redeemed	(61,741.25)	(6,423.67)	(3,167.83)	-	-	-	-	-	-
Ending balance	420,901.77	64,104.49	84,426.42	-	-	-	-	-	-

(4) In 2005, Wells Fargo acquired assets from Strong Financial Corporation which became part of the Wells Fargo Variable Trust Funds.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 - CHANGES IN UNITS (continued)

	FOR THE YEAR ENDED DECEMBER 31, 2005
VT = VariTrak Product
EP = Estate Provider Product	T Rowe Price				T Rowe Price			T Rowe Price
BP = Benefit Provider Product	Equity Series				Equity Series			Equity Series
	Blue Chip Growth				Equity Income			Health Sciences
Units Issued, Transferred	VT	EP	BP		VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	91,320.77	6,124.23		-	9,933.81	2,009.78	-	20,483.83	906.55	-
Units issued	52,811.48	1,277.56		-	3,456.55	458.61	-	9,639.29	1,206.91	-
Units transferred	154,378.94	5,383.83		-	18,821.64	351.21	-	31,839.76	3,029.21	-
Units redeemed	(28,672.32)	(445.38)		-	(2,245.11)	(155.44)	-	(4,707.14)	(109.46)	-
Ending balance	269,838.87	12,340.24		-	29,966.89	2,664.16	-	57,255.74	5,033.21	-

	Variable Insurance				Variable Insurance			Variable Insurance
	Product Funds				Product Funds			Product Funds
	Contrafund				Equity Income			Growth
Units Issued, Transferred	VT	EP	BP		VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	484,390.70	65,707.73		-	328,494.08	17,282.36	-	408,020.27	134,876.87	-
Units issued	74,124.55	6,451.12		-	45,193.92	8,197.93	-	64,969.06	17,026.41	-
Units transferred	33,997.28	8,305.46		-	(16,039.72)	1,095.54	-	(21,018.27)	(4,933.09)	-
Units redeemed	(81,007.53)	(5,916.36)		-	(48,997.29)	(4,321.65)	-	(60,803.56)	(15,488.08)	-
Ending balance	511,505.00	74,547.95		-	308,650.99	22,254.18	-	391,167.50	131,482.11	-

	Variable Insurance				Variable Insurance			Variable Insurance
	Product Funds				Product Funds			Product Funds
	High Income				Index 500			Investment Grade Bond
Units Issued, Transferred	VT	EP	BP		VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	190,561.43	59,905.24		-	1,290,304.77	617,023.77	-	369,439.41	55,508.18	272,354.52
Units issued	36,062.23	5,842.72		-	252,388.04	38,741.31	-	91,198.09	8,718.28	44,325.88
Units transferred	(11,460.04)	1,322.95		-	(44,408.00)	(5,849.73)	-	15,860.01	2,396.65	112,077.23
Units redeemed	(26,556.78)	(9,749.23)		-	(223,214.26)	(27,564.20)	-	(69,903.04)	(4,776.96)	(67,835.77)
Ending balance	188,606.84	57,321.68		-	1,275,070.55	622,351.15	-	406,594.47	61,846.15	360,921.86

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 - CHANGES IN UNITS (continued)

	FOR THE YEAR ENDED DECEMBER 31, 2005
VT = VariTrak Product
EP = Estate Provider Product	Variable Insurance			Variable Insurance			Wells Fargo
BP = Benefit Provider Product	Product Funds			Product Funds			Variable Trust Funds
	Mid Cap			Overseas			Discovery (4)
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	50,320.39	428.67	-	438,568.50	67,802.24	188,650.48	-	-	-
Units issued	25,844.72	545.30	-	61,559.97	5,816.40	25,868.21	89,194.41	8,358.14	4,544.93
Units transferred	48,659.59	4,869.28	-	(20,237.10)	8,978.49	115,516.59	501,243.15	46,991.19	29,691.71
Units redeemed	(10,506.74)	(228.59)	-	(58,424.79)	(6,291.92)	(12,074.81)	(116,266.48)	(5,941.41)	(2,071.75)
Ending balance	114,317.96	5,614.66	-	421,466.58	76,305.21	317,960.47	474,171.08	49,407.92	32,164.89

	Wells Fargo
	Variable Trust Funds
	Opportunity (4)
Units Issued, Transferred	VT	EP	BP
and Redeemed:
Beginning balance	-	-	-
Units issued	22,571.91	2,867.50	814.49
Units transferred	179,666.72	29,333.57	14,057.70
Units redeemed	(19,045.76)	(1,330.51)	(1,157.17)
Ending balance	183,192.87	30,870.56	13,715.02

(4) In 2005, Wells Fargo acquired assets from Strong Financial Corporation which became part of the Wells Fargo Variable Trust Funds.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS

A summary of units outstanding and unit values for the Variable Account, the investment income ratios, the expense ratios, excluding expenses of the underlying funds, and total return for the years ended 2006, 2005, 2004, 2003, and 2002 are shown below. Information for the years 2006, 2005, 2004, and 2003 reflect the adoption AICPA Statement of Position 03-5, "Financial Highlights of Separate Accounts." Certain ratios presented for the prior years reflect the presentation used in the current year.

			For the Year							For the Year
			Ended							Ended
		At December 31,	December							December 31,		For the Year Ended
		2006	31, 2006	At December 31, 2006						2006		December 31, 2006
				Units			Units Value			Expense Ratio**		Total Return***
VT = VariTrak Product			Investment
EP = Estate Provider Product			Income
BP = Benefit Provider Product		Net Assets	Ratio*	VT	EP	BP	VT	EP	BP	VT	BP	VT	EP	BP
AIM Variable Insurance Funds
Dynamics Fund		1,642,070	-	146,960.78	19,372.68	25,871.93	9.55	10.08	1.69	0.90%	0.22%	15.06%	16.13%	16.55%
Global Health Care Fund		2,750,410	-	242,414.16	16,861.25	25,763.61	10.36	10.94	2.13	0.90%	0.22%	4.33%	5.19%	5.45%
Technology Fund		1,688,170	-	337,298.27	5,240.53	51,317.04	4.72	4.98	1.38	0.90%	0.22%	9.51%	10.42%	10.40%
Alger American Fund
Growth Portfolio		14,504,469	0.13%	626,615.23	20,570.35	23,671.37	20.60	9.99	58.81	0.90%	0.22%	4.25%	5.16%	5.06%
Leveraged All Cap Portfolio		1,805,763	-	136,089.44	7,062.04	70,907.42	10.50	11.09	4.22	0.90%	0.22%	18.24%	19.38%	19.21%
Small Capitalization Portfolio		11,227,008	-	694,956.09	15,508.82	11,564.16	14.95	13.31	54.65	0.90%	0.22%	18.93%	20.02%	20.72%
American Century Variable
Portfolios
Income & Growth Portfolio		4,863,809	1.98%	272,398.45	38,155.66	42,467.27	14.27	15.24	9.28	0.90%	0.22%	16.02%	17.05%	17.47%
Inflation Protection Portfolio		1,976,214	3.49%	162,617.08	13,288.97	69,977.16	10.76	11.02	1.13	0.90%	0.22%	0.94%	1.85%	0.89%
International Portfolio		3,730,169	1.34%	225,619.35	10,883.61	-	15.75	16.14	-	0.90%	0.22%	23.92%	25.02%	-
Ultra Portfolio		83,687	-	4,781.78	3,132.95	-	10.47	10.73	-	0.90%	0.22%	-4.21%	-3.25%	-
Value Portfolio		12,266,301	1.32%	463,154.91	46,852.78	128,326.16	20.60	19.94	13.96	0.90%	0.22%	17.58%	18.62%	18.61%
Vista Portfolio		3,172,187	-	242,497.80	10,046.61	-	12.55	12.85	-	0.90%	0.22%	8.00%	8.99%	-
Dreyfus Variable Investment Fund
Appreciation Portfolio		3,040,234	1.35%	238,561.89	7,264.56	-	12.36	12.66	-	0.90%	0.22%	15.41%	16.47%	-
Developing Leaders Portfolio		46,313	0.33%	3,930.11	-	-	11.78	-	-	0.90%	0.22%	2.79%	-	-
Quality Bond Portfolio		147,186	4.51%	12,253.35	1,142.22	-	10.97	11.23	-	0.90%	0.22%	3.39%	4.27%	-
Socially Responsible Growth Fund		391,640	0.10%	42,843.51	1,621.24	13,903.19	7.90	8.34	2.86	0.90%	0.22%	8.22%	9.16%	9.58%
DWS Variable Series II
Dreman High Return Equity Portfolio	(a)	399,835	1.20%	28,419.21	-	-	14.07	-	-	0.90%	0.22%	17.15%	-	-
Dreman Small Cap Value Portfolio	(a)	1,586,715	0.33%	94,237.43	4,349.37	-	16.08	16.47	-	0.90%	0.22%	23.50%	24.58%	-
DWS VIP Funds
Equity 500 Index Fund	(a)	1,828,205	1.10%	-	-	114,730.14	-	-	15.93	0.90%	0.22%	-	-	15.69%
Small Cap Index Fund	(a)	281,916	0.63%	-	-	14,404.27	-	-	19.57	0.90%	0.22%	-	-	18.11%

(a) Effective February 6, 2006, the Scudder Variable Series II Funds and the Scudder VIP Funds were renamed the DWS Variable Series II Funds and the DWS VIP Funds.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)

			For the Year							For the Year
			Ended							Ended
		At December 31,	December							December 31,		For the Year Ended
		2006	31, 2006	At December 31, 2006						2006		December 31, 2006
				Units			Units Value			Expense Ratio**		Total Return***

VT = VariTrak Product			Investment
EP = Estate Provider Product			Income
BP = Benefit Provider Product		Net Assets	Ratio*	VT	EP	BP	VT	EP	BP	VT	BP	VT	EP	BP
Franklin Templeton Variable
Insurance Products Trust
Foreign Securities Fund		4,116,076	1.18%	252,143.07	18,023.51	–	15.21	15.58	–	0.90%	0.22%	20.33%	21.43%	–
Mutual Shares Securities Fund		1,071,787	1.17%	69,236.47	6,376.77	–	14.15	14.49	–	0.90%	0.22%	17.33%	18.38%	–
Real Estate Fund		1,699,039	1.86%	84,906.32	7,680.18	–	18.31	18.76	–	0.90%	0.22%	19.52%	20.64%	–
Small Cap Fund		158,567	–	12,295.00	591.71	–	12.29	12.59	–	0.90%	0.22%	7.71%	8.72%	–
Small Cap Value Securities Fund		686,529	0.60%	40,260.12	5,222.17	–	15.05	15.42	–	0.90%	0.22%	15.95%	17.00%	–
JP Morgan Series Trust II
International Equity Portfolio		3,520,811	0.99%	211,123.78	18,394.97	10,985.12	14.54	14.63	16.53	0.90%	0.22%	20.97%	22.12%	21.90%
Small Company Portfolio		1,792,499	–	78,633.20	21,893.72	2,506.13	17.67	15.88	22.13	0.90%	0.22%	14.00%	14.99%	15.68%
Morgan Stanley Universal
Institutional Funds
Core Plus Fixed Income Portfolio		93,272	4.11%	–	–	61,501.32	–	–	1.52	0.90%	0.22%	–	–	3.40%
Emerging Markets Equity Portfolio		171,278	0.75%	–	–	72,806.65	–	–	2.35	0.90%	0.22%	–	–	35.84%
High Yield Portfolio		74,213	7.67%	–	–	61,922.11	–	–	1.20	0.90%	0.22%	–	–	8.11%
US Real Estate Portfolio		470,322	1.03%	–	–	123,856.08	–	–	3.80	0.90%	0.22%	–	–	37.18%
Neuberger Berman Advisors
Management Trust
Fasciano Portfolio		2,424,607	–	198,687.26	8,693.66	–	11.68	11.96	–	0.90%	0.22%	4.29%	5.19%	–
Limited Maturity Portfolio		2,937,142	3.26%	267,744.16	14,705.29	–	10.39	10.64	–	0.90%	0.22%	3.28%	4.21%	–
Mid Cap Growth Portfolio		261,081	–	15,053.86	2,519.72	–	14.81	15.16	–	0.90%	0.22%	13.75%	14.67%	–
Partners Portfolio		3,743,940	0.74%	161,432.22	39,639.77	16,843.78	16.13	15.83	30.40	0.90%	0.22%	11.24%	12.19%	12.43%
Sentinel Variable Products Trust
Balanced Fund		4,558,169	2.35%	180,322.61	63,050.34	5,158.74	19.39	14.94	23.36	0.90%	0.22%	10.55%	11.49%	11.66%
Bond Fund		5,894,456	4.84%	320,016.34	42,429.92	3,908.19	16.19	15.38	15.50	0.90%	0.22%	2.79%	3.64%	3.40%
Common Stock Fund		34,325,255	1.49%	1,415,501.50	73,573.59	20,189.30	23.21	15.78	15.26	0.90%	0.22%	15.07%	16.11%	16.49%
Growth Index Fund	(b)	–	–	–	–	–	–	–	–	0.90%	0.22%	4.96%	5.96%	5.86%
Mid Cap Growth Fund		10,957,676	–	434,409.95	69,281.54	48,477.29	21.22	14.62	14.96	0.90%	0.22%	4.64%	5.64%	5.80%
Money Market Fund		14,809,970	4.65%	553,949.50	102,908.55	4,820,962.17	13.43	13.26	1.25	0.90%	0.22%	3.79%	4.74%	5.04%
Small Company Fund		20,491,414	0.21%	425,635.37	65,444.83	74,101.79	40.06	28.45	21.31	0.90%	0.22%	15.15%	16.17%	16.77%

(b)	During 2006, the assets of the Sentinel Variable Products Trust Growth Index Fund were merged into the Sentinel Variable Products Trust Mid Cap Growth Fund.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)

		For the Year							For the Year
		Ended							Ended
	At December 31,	December							December 31,		For the Year Ended
	2006	31, 2006	At December 31, 2006						2006		December 31, 2006
			Units			Units Value			Expense Ratio**		Total Return***

VT = VariTrak Product		Investment
EP = Estate Provider Product		Income
BP = Benefit Provider Product	Net Assets	Ratio*	VT	EP	BP	VT	EP	BP	VT	BP	VT	EP	BP
T Rowe Price Equity Series
Blue Chip Growth Portfolio	4,833,809	0.22%	371,306.64	21,863.23	–	12.28	12.57	–	0.90%	0.22%	8.38%	9.30%	–
Equity Income Portfolio	661,130	1.30%	44,136.98	4,392.91	–	13.59	13.92	–	0.90%	0.22%	17.56%	18.67%	–
Health Sciences Portfolio	1,053,926	–	78,302.40	5,685.50	–	12.53	12.83	–	0.90%	0.22%	7.46%	8.45%	–
Variable Insurance Product Funds
Contrafund Portfolio	14,950,173	1.29%	514,718.55	69,805.95	–	26.29	20.30	–	0.90%	0.22%	10.69%	11.66%	–
Equity Income Portfolio	15,530,594	3.29%	291,626.20	18,009.29	–	52.32	15.22	–	0.90%	0.22%	19.13%	20.22%	–
Growth Portfolio	17,489,438	0.39%	366,019.73	132,280.00	–	43.02	13.17	–	0.90%	0.22%	5.88%	6.81%	–
High Income Portfolio	6,081,061	7.52%	177,852.95	54,253.41	–	30.83	11.01	–	0.90%	0.22%	10.23%	11.32%	–
Index 500 Portfolio	53,009,471	1.70%	1,224,228.80	636,799.54	–	35.89	14.25	–	0.90%	0.22%	14.70%	15.76%	–
Investment Grade Bond Portfolio	7,196,433	3.93%	414,177.80	69,278.91	345,244.51	13.54	14.30	1.73	0.90%	0.22%	3.44%	4.38%	4.22%
Mid Cap Portfolio	2,801,229	0.27%	163,506.72	10,074.54	–	16.12	16.50	–	0.90%	0.22%	11.71%	12.70%	–
Overseas Portfolio	15,207,501	0.86%	403,893.06	79,034.81	386,019.88	32.14	14.43	2.81	0.90%	0.22%	17.04%	18.09%	17.08%
Wells Fargo Variable Trust Funds
Discovery	8,239,344	–	460,989.98	46,740.44	29,538.49	14.80	16.33	22.07	0.90%	0.22%	13.58%	14.60%	15.01%
Opportunity	4,517,349	–	175,603.69	30,602.42	12,956.49	19.27	19.11	42.27	0.90%	0.22%	11.19%	12.21%	12.42%

*	These amounts represent dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.
**	These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.
***	These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)

			For the Year							For the Year
			Ended							Ended
		At December 31,	December							December 31,		For the Year Ended
		2005	31, 2005	At December 31, 2005						2005		December 31, 2005
				Units			Units Value			Expense Ratio**		Total Return***

VT = VariTrak Product			Investment
EP = Estate Provider Product			Income
BP = Benefit Provider Product		Net Assets	Ratio*	VT	EP	BP	VT	EP	BP	VT	BP	VT	EP	BP
AIM Variable Insurance Funds
Dynamics Fund		1,409,021	–	145,322.37	19,340.06	24,421.27	8.30	8.68	1.45	0.90%	0.22%	9.74%	10.75%	10.09%
Global Health Care Fund	(c)	2,480,229	–	227,540.40	16,478.45	24,262.24	9.93	10.40	2.02	0.90%	0.22%	7.14%	8.17%	7.91%
Technology Fund		1,493,914	–	325,765.07	6,910.65	47,427.46	4.31	4.51	1.25	0.90%	0.22%	1.37%	2.26%	1.50%
Alger American Fund
Growth Portfolio		14,776,860	–	668,877.90	19,015.98	24,575.64	19.76	9.50	55.98	0.90%	0.22%	11.04%	12.05%	11.68%
Leveraged All Cap Portfolio		1,349,211	–	134,929.26	6,735.28	24,968.33	8.88	9.29	3.54	0.90%	0.22%	13.42%	14.47%	14.13%
Small Capitalization Portfolio		10,019,725	–	750,611.80	18,085.98	8,529.08	12.57	11.09	45.27	0.90%	0.22%	15.83%	16.82%	16.52%
American Century Variable
Portfolios
Income & Growth Portfolio		5,412,905	1.94%	283,011.53	41,767.48	175,652.52	12.30	13.02	7.90	0.90%	0.22%	3.71%	4.65%	4.25%
Inflation Protection Portfolio		1,452,661	4.39%	124,440.40	5,172.13	62,873.52	10.66	10.82	1.12	0.90%	0.22%	0.93%	1.78%	1.25%
International Portfolio		2,322,154	0.80%	176,818.94	5,736.79	–	12.71	12.91	–	0.90%	0.22%	12.22%	13.21%	–
Ultra Portfolio		102,323	–	6,320.98	2,999.58	–	10.93	11.09	–	0.90%	0.22%	1.25%	2.21%	–
Value Portfolio		10,386,280	0.82%	452,544.11	50,755.33	136,553.05	17.52	16.81	11.77	0.90%	0.22%	4.13%	5.06%	4.68%
Vista Portfolio		2,118,951	–	177,627.79	4,730.00	–	11.62	11.79	–	0.90%	0.22%	7.15%	8.17%	–
Dreyfus Variable Investment Fund
Appreciation Portfolio		1,947,303	0.01%	177,936.62	3,901.65	–	10.71	10.87	–	0.90%	0.22%	3.44%	4.39%	–
Developing Leaders Portfolio		33,235	–	2,555.34	340.10	–	11.46	11.63	–	0.90%	0.22%	4.83%	–	–
Quality Bond Portfolio		108,025	3.37%	8,846.22	1,311.44	–	10.61	10.77	–	0.90%	0.22%	1.57%	–	–
Socially Responsible Growth Fund		328,747	–	38,682.66	1,626.41	13,040.72	7.30	7.64	2.61	0.90%	0.22%	2.64%	3.64%	3.10%
Franklin Templeton Variable
Insurance Products Trust
Foreign Securities Fund		2,618,471	1.07%	194,715.70	12,301.93	–	12.64	12.83	–	0.90%	0.22%	9.22%	10.20%	–
Mutual Shares Securities Fund		579,114	0.72%	45,725.45	2,272.95	–	12.06	12.24	–	0.90%	0.22%	9.61%	10.55%	–
Real Estate Fund		1,170,255	1.14%	68,188.72	8,057.19	–	15.32	15.55	–	0.90%	0.22%	12.43%	–	–
Small Cap Fund		87,995	–	7,080.48	622.52	–	11.41	11.58	–	0.90%	0.22%	3.82%	4.81%	–
Small Cap Value Securities Fund		548,633	0.68%	37,336.77	4,847.77	–	12.98	13.18	–	0.90%	0.22%	7.83%	8.73%	–

(c)	On July 1, 2005, AIM Health Sciences Fund was renamed AIM Global Health Care Fund.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)

		For the Year							For the Year
		Ended							Ended
	At December 31,	December							December 31,		For the Year Ended
	2005	31, 2005	At December 31, 2005						2005		December 31, 2005
			Units			Units Value			Expense Ratio**		Total Return***

VT = VariTrak Product		Investment
EP = Estate Provider Product		Income
BP = Benefit Provider Product	Net Assets	Ratio*	VT	EP	BP	VT	EP	BP	VT	BP	VT	EP	BP
JP Morgan Series Trust II
International Equity Portfolio	2,789,753	0.80%	196,854.63	21,013.44	12,621.61	12.02	11.98	13.56	0.90%	0.22%	28.72%	30.98%	30.14%
Small Company Portfolio	1,799,011	–	89,983.76	24,620.67	3,354.63	15.50	13.81	19.13	0.90%	0.22%	29.17%	31.53%	30.68%
Morgan Stanley Universal
Institutional Funds
Core Plus Fixed Income Portfolio	105,144	3.47%	–	–	71,687.88	–	–	1.47	0.90%	0.22%	–	–	4.02%
Emerging Markets Equity Portfolio	105,434	0.38%	–	–	61,080.94	–	–	1.73	0.90%	0.22%	–	–	33.81%
High Yield Portfolio	80,953	7.55%	–	–	73,082.64	–	–	1.11	0.90%	0.22%	–	–	0.70%
US Real Estate Portfolio	262,823	1.16%	–	–	94,981.87	–	–	2.77	0.90%	0.22%	–	–	16.75%
Neuberger Berman Advisors
Management Trust
Fasciano Portfolio	1,634,588	–	140,636.74	5,274.71	–	11.20	11.37	–	0.90%	0.22%	1.97%	2.85%	–
Limited Maturity Portfolio	2,016,030	3.00%	195,123.95	5,268.51	–	10.06	10.21	–	0.90%	0.22%	0.56%	1.47%	–
Mid Cap Growth Portfolio	57,580	–	4,185.22	232.28	–	13.02	13.22	–	0.90%	0.22%	12.76%	–	–
Partners Portfolio	3,050,824	0.92%	148,605.68	42,069.13	11,178.49	14.50	14.11	27.04	0.90%	0.22%	16.95%	18.06%	17.67%
Scudder Variable Series II
Dreman High Return Equity Portfolio	261,608	0.51%	21,752.47	32.12	–	12.01	12.19	–	0.90%	0.22%	6.55%	–	–
Dreman Small Cap Value Portfolio	946,411	0.37%	68,791.19	3,840.40	–	13.02	13.22	–	0.90%	0.22%	8.77%	9.77%	–
Scudder VIT Funds
EAFE Equity Index Fund	–	4.10%	–	–	–	–	–	–	0.90%	0.22%	–	–	–
Equity 500 Index Fund	1,503,234	1.32%	–	–	109,140.40	–	–	13.77	0.90%	0.22%	–	–	4.34%
Small Cap Index Fund	253,258	0.61%	–	–	15,286.73	–	–	16.57	0.90%	0.22%	–	–	3.93%
Sentinel Variable Products Trust
Balanced Fund	4,730,589	2.29%	214,292.89	65,595.74	4,392.58	17.54	13.40	20.92	0.90%	0.22%	4.68%	5.68%	5.29%
Bond Fund	5,449,949	4.46%	302,015.86	41,671.01	4,945.99	15.75	14.84	14.99	0.90%	0.22%	0.98%	1.89%	1.56%
Common Stock Fund	29,115,553	1.17%	1,383,478.15	70,832.70	19,476.76	20.17	13.59	13.10	0.90%	0.22%	6.69%	7.68%	7.29%
Growth Index Fund	1,201,338	0.92%	133,454.67	3,520.11	127,126.91	8.00	8.37	0.82	0.90%	0.22%	2.13%	2.95%	2.66%
Mid Cap Growth Fund	11,020,464	–	462,998.94	66,907.14	49,889.47	20.28	13.84	14.14	0.90%	0.22%	2.83%	3.77%	3.44%
Money Market Fund	17,795,631	2.75%	750,957.47	118,927.50	5,504,282.89	12.94	12.66	1.19	0.90%	0.22%	1.93%	2.87%	2.52%
Small Company Fund	17,754,345	0.09%	420,901.77	64,104.49	84,426.42	34.79	24.49	18.25	0.90%	0.22%	7.25%	8.23%	7.87%

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)

			For the Year							For the Year
			Ended							Ended
		At December 31,	December							December 31,		For the Year Ended
		2005	31, 2005	At December 31, 2005						2005		December 31, 2005
				Units			Units Value			Expense Ratio**		Total Return***

VT = VariTrak Product			Investment
EP = Estate Provider Product			Income
BP = Benefit Provider Product		Net Assets	Ratio*	VT	EP	BP	VT	EP	BP	VT	BP	VT	EP	BP
T Rowe Price Equity Series
Blue Chip Growth Portfolio		3,199,506	0.14%	269,838.87	12,340.24	–	11.33	11.50	–	0.90%	0.22%	13.31%	15.02%	–
Equity Income Portfolio		377,672	1.38%	29,966.89	2,664.16	–	11.56	11.73	–	0.90%	0.22%	15.60%	17.34%	–
Health Sciences Portfolio		727,010	–	57,255.74	5,033.21	–	11.66	11.83	–	0.90%	0.22%	16.57%	18.33%	–
Variable Insurance Product Funds
Contrafund Portfolio		13,500,821	0.27%	511,505.00	74,547.95	–	23.75	18.18	–	0.90%	0.22%	32.66%	35.03%	–
Equity Income Portfolio		13,836,635	1.62%	308,650.99	22,254.18	–	43.92	12.66	–	0.90%	0.22%	15.97%	18.02%	–
Growth Portfolio		17,512,332	0.49%	391,167.50	131,482.11	–	40.63	12.33	–	0.90%	0.22%	7.42%	9.36%	–
High Income Portfolio		5,842,145	14.87%	188,606.84	57,321.68	–	27.97	9.89	–	0.90%	0.22%	10.55%	12.56%	–
Index 500 Portfolio		47,558,614	1.75%	1,275,070.55	622,351.15	–	31.29	12.31	–	0.90%	0.22%	13.91%	15.92%	–
Investment Grade Bond Portfolio		6,771,097	3.38%	406,594.47	61,846.15	360,921.86	13.09	13.70	1.66	0.90%	0.22%	4.81%	6.71%	6.04%
Mid Cap Portfolio		1,731,568	–	114,317.96	5,614.66	–	14.43	14.64	–	0.90%	0.22%	44.28%	46.45%	–
Overseas Portfolio		13,269,426	0.62%	421,466.58	76,305.21	317,960.47	27.46	12.22	2.40	0.90%	0.22%	32.86%	35.32%	34.68%
Wells Fargo Variable Trust Funds
Discovery	(d)	7,498,810	–	474,171.08	49,407.92	32,164.89	13.03	14.25	19.19	0.90%	0.22%	8.66%	9.59%	9.24%
Opportunity	(d)	4,216,288	–	183,192.87	30,870.56	13,715.02	17.33	17.03	37.60	0.90%	0.22%	6.91%	7.86%	7.53%

(d)	In 2005, Wells Fargo acquired assets from Strong Financial Corporation which became part of the Wells Fargo Variable Trust Funds.

*	These amounts represent dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.
**	These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.
***	These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)

			For the Year							For the Year
			Ended							Ended
		At December 31,	December							December 31,		For the Year Ended
		2004	31, 2004	At December 31, 2004						2004		December 31, 2004
				Units			Units Value			Expense Ratio**		Total Return***

VT = VariTrak Product			Investment
EP = Estate Provider Product			Income
BP = Benefit Provider Product		Net Assets	Ratio*	VT	EP	BP	VT	EP	BP	VT	BP	VT	EP	BP
AIM Variable Insurance Funds
Dynamics Fund	(e)	1,396,954	–	149,887.44	18,922.71	87,643.84	7.56	7.84	1.32	0.90%	0.22%	12.33%	13.33%	12.53%
Health Sciences Fund	(e)	2,345,655	–	226,740.87	20,241.52	26,737.50	9.27	9.61	1.87	0.90%	0.22%	6.63%	7.52%	6.96%
Technology Fund	(e)	1,469,958	–	324,400.29	8,129.74	43,954.80	4.25	4.41	1.23	0.90%	0.22%	3.77%	4.59%	3.88%
Alger American Fund
Growth Portfolio		14,460,397	–	742,966.83	18,205.78	21,562.81	17.80	8.48	50.13	0.90%	0.22%	4.52%	5.49%	5.16%
Leveraged All Cap Portfolio		1,199,111	–	136,782.52	6,433.93	24,484.75	7.83	8.12	3.10	0.90%	0.22%	7.25%	8.14%	7.69%
Small Capitalization Portfolio		9,065,543	–	800,628.63	15,306.39	6,038.53	10.85	9.49	38.85	0.90%	0.22%	15.53%	16.52%	16.19%
American Century Variable
Portfolios
Income & Growth Portfolio		5,163,572	1.38%	283,639.63	40,755.48	170,429.76	11.86	12.44	7.58	0.90%	0.22%	12.04%	13.01%	12.57%
Inflation Protection Portfolio	(f)	668,672	2.44%	58,401.70	22.34	46,695.74	10.56	10.63	1.11	0.90%	0.22%	5.61%	6.25%	5.31%
International Portfolio	(f)	1,003,894	–	85,955.45	2,656.84	–	11.33	11.40	–	0.90%	0.22%	13.27%	13.95%	–
Ultra Portfolio	(f)	18,680	–	1,208.81	519.38	–	10.79	10.85	–	0.90%	0.22%	7.90%	8.55%	–
Value Portfolio		9,052,146	0.93%	412,152.56	54,178.72	111,380.07	16.82	16.00	11.24	0.90%	0.22%	13.28%	14.31%	13.98%
Vista Portfolio	(f)	1,057,019	–	94,855.05	2,659.72	–	10.84	10.90	–	0.90%	0.22%	8.38%	9.03%	–
Dreyfus Variable Investment Fund
Appreciation Portfolio	(f)	672,509	2.44%	63,684.83	1,293.07	–	10.35	10.41	–	0.90%	0.22%	3.49%	4.11%	–
Developing Leaders Portfolio	(f)	5,150	0.29%	471.27	–	–	10.93	–	–	0.90%	0.22%	9.27%	–	–
Quality Bond Portfolio	(f)	7,997	1.78%	765.22	–	–	10.45	–	–	0.90%	0.22%	4.50%	–	–
Socially Responsible Growth Fund		296,786	0.41%	34,543.04	1,580.56	15,700.20	7.11	7.37	2.53	0.90%	0.22%	5.28%	6.22%	5.67%
Franklin Templeton Variable
Insurance Products Trust
Foreign Securities Fund	(f)	1,100,190	0.13%	89,188.78	5,835.13	–	11.57	11.64	–	0.90%	0.22%	15.74%	16.44%	–
Mutual Shares Securities Fund	(f)	50,451	–	3,036.84	1,538.90	–	11.00	11.07	–	0.90%	0.22%	10.04%	10.70%	–
Real Estate Fund	(f)	364,502	0.05%	26,751.43	–	–	13.63	–	–	0.90%	0.22%	36.26%	–	–
Small Cap Fund	(f)	14,500	–	706.23	609.90	–	10.99	11.05	–	0.90%	0.22%	9.86%	10.52%	–
Small Cap Value Securities Fund	(f)	178,332	0.05%	12,222.47	2,569.06	–	12.04	12.12	–	0.90%	0.22%	20.44%	21.16%	–

(e)	On October 15, 2004, INVESCO Dynamics Fund was renamed AIM Dynamics Fund, INVESCO Health Sciences Fund was renamed AIM Health Sciences Fund and INVESCO Technology Fund was renamed AIM Technology Fund.
(f)	The Investment Income Ratio, Expense Ratio and Total Return are for the period from inception, May 1, 2004, through December 31, 2004.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)

			For the Year							For the Year
			Ended							Ended
		At December 31,	December							December 31,		For the Year Ended
		2004	31, 2004	At December 31, 2004						2004		December 31, 2004
				Units			Units Value			Expense Ratio**		Total Return***

VT = VariTrak Product			Investment
EP = Estate Provider Product			Income
BP = Benefit Provider Product		Net Assets	Ratio*	VT	EP	BP	VT	EP	BP	VT	BP	VT	EP	BP
JP Morgan Series Trust II
International Equity Portfolio		2,304,943	0.55%	181,694.81	21,361.13	6,711.32	10.96	10.83	12.29	0.90%	0.22%	17.33%	18.33%	17.94%
Small Company Portfolio		1,924,996	–	95,738.75	30,801.30	3,545.02	15.12	13.35	18.56	0.90%	0.22%	26.03%	27.18%	26.77%
Morgan Stanley Universal
Institutional Funds
Core Plus Fixed Income Portfolio		106,021	3.77%	–	–	75,091.85	–	–	1.41	0.90%	0.22%	–	–	3.82%
Emerging Markets Equity Portfolio		78,248	0.64%	–	–	60,484.25	–	–	1.29	0.90%	0.22%	–	–	23.21%
High Yield Portfolio		77,397	4.99%	–	–	70,385.40	–	–	1.10	0.90%	0.22%	–	–	8.87%
US Real Estate Portfolio		210,338	1.55%	–	–	88,692.70	–	–	2.37	0.90%	0.22%	–	–	36.30%
Neuberger Berman Advisors
Management Trust
Fasciano Portfolio	(f)	766,387	–	65,609.25	4,170.97	–	10.98	11.05	–	0.90%	0.22%	9.79%	10.45%	–
Limited Maturity Portfolio	(f)	976,496	4.23%	94,061.07	3,544.38	–	10.00	10.06	–	0.90%	0.22%	0.02%	0.63%	–
Mid Cap Growth Portfolio	(f)	9,645	–	834.80	–	–	11.55	-	–	0.90%	0.22%	15.54%	–	–
Partners Portfolio		1,947,758	0.01%	116,225.23	38,299.23	2,150.33	12.40	11.95	22.98	0.90%	0.22%	17.94%	18.92%	18.58%
Scudder Variable Series II
Dreman High Return Equity Portfolio	(f)	47,658	–	4,228.88	–	–	11.27	–	–	0.90%	0.22%	12.70%	–	–
Dreman Small Cap Value Portfolio	(f)	707,841	–	57,126.80	2,013.79	–	11.97	12.04	–	0.90%	0.22%	19.66%	20.38%	–
Scudder VIT Funds
EAFE Equity Index Fund		302,751	2.20%	–	–	27,672.56	–	–	10.94	0.90%	0.22%	–	–	18.66%
Equity 500 Index Fund		1,126,939	1.04%	–	–	85,372.94	–	–	13.20	0.90%	0.22%	–	–	10.28%
Small Cap Index Fund		206,063	0.38%	–	–	12,926.68	–	–	15.94	0.90%	0.22%	–	–	17.39%
Sentinel Variable Products Trust
Balanced Fund		4,321,892	2.19%	207,705.38	59,631.71	4,286.84	16.76	12.68	19.87	0.90%	0.22%	6.46%	7.40%	7.09%
Bond Fund		5,100,289	4.62%	285,907.34	39,416.35	4,554.53	15.60	14.56	14.76	0.90%	0.22%	3.70%	4.66%	4.29%
Common Stock Fund		25,268,356	1.03%	1,281,861.62	67,037.38	15,848.59	18.90	12.62	12.21	0.90%	0.22%	8.69%	9.68%	9.30%
Growth Index Fund		1,306,921	1.41%	138,475.98	3,573.38	240,587.83	7.83	8.13	0.80	0.90%	0.22%	4.41%	5.35%	5.01%
Mid Cap Growth Fund		11,332,447	–	498,627.82	69,175.00	42,280.74	19.72	13.34	13.67	0.90%	0.22%	11.34%	12.29%	11.96%
Money Market Fund		17,602,414	0.95%	815,377.38	147,880.28	4,661,570.91	12.70	12.31	1.16	0.90%	0.22%	0.08%	0.93%	0.35%
Small Company Fund		16,496,249	0.09%	419,192.65	65,304.33	83,879.83	32.44	22.63	16.92	0.90%	0.22%	14.87%	15.89%	15.51%
Strong Variable Insurance Funds
Mid Cap Growth Fund II		7,561,771	–	530,164.34	51,305.09	30,530.93	11.99	13.00	17.57	0.90%	0.22%	18.05%	19.14%	18.78%
Opportunity Fund II		3,979,718	–	184,194.54	29,614.02	15,065.90	16.21	15.79	34.97	0.90%	0.22%	17.19%	18.25%	17.85%

(f)	The Investment Income Ratio, Expense Ratio and Total Return are for the period from inception, May 1, 2004, through December 31, 2004.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)

			For the Year							For the Year
			Ended							Ended
		At December 31,	December							December 31,		For the Year Ended
		2004	31, 2004	At December 31, 2004						2004		December 31, 2004
				Units			Units Value			Expense Ratio**		Total Return***

VT = VariTrak Product			Investment
EP = Estate Provider Product			Income
BP = Benefit Provider Product		Net Assets	Ratio*	VT	EP	BP	VT	EP	BP	VT	BP	VT	EP	BP
T Rowe Price Equity Series
Blue Chip Growth Portfolio	(f)	1,054,992	0.76%	91,320.77	6,124.23	–	10.82	10.89	–	0.90%	0.22%	8.22%	8.88%	–
Equity Income Portfolio	(f)	134,477	0.73%	9,933.81	2,009.78	–	11.25	11.32	–	0.90%	0.22%	12.48%	13.16%	–
Health Sciences Portfolio	(f)	222,420	–	20,483.83	906.55	–	10.40	10.46	–	0.90%	0.22%	3.95%	4.58%	–
Variable Insurance Product Funds
Contrafund Portfolio		10,938,158	0.32%	484,390.70	65,707.73	–	20.49	15.43	–	0.90%	0.22%	14.46%	14.63%	–
Equity Income Portfolio		13,956,006	1.52%	328,494.08	17,282.36	–	41.86	11.96	–	0.90%	0.22%	10.52%	11.48%	–
Growth Portfolio		17,379,797	0.25%	408,020.27	134,876.87	–	38.74	11.65	–	0.90%	0.22%	2.44%	3.37%	–
High Income Portfolio		5,813,198	7.64%	190,561.43	59,905.24	–	27.48	9.63	–	0.90%	0.22%	8.61%	9.60%	–
Index 500 Portfolio		46,107,930	1.27%	1,290,304.77	617,023.77	–	30.12	11.74	–	0.90%	0.22%	9.64%	10.58%	–
Investment Grade Bond Portfolio		5,964,534	4.18%	369,439.41	55,508.18	272,354.52	12.93	13.41	1.63	0.90%	0.22%	3.49%	4.42%	4.10%
Mid Cap Portfolio	(f)	624,489	–	50,320.39	428.67	–	12.30	12.38	–	0.90%	0.22%	23.05%	23.79%	–
Overseas Portfolio		11,285,322	1.12%	438,568.50	67,802.24	188,650.48	23.28	10.26	2.02	0.90%	0.22%	12.61%	13.67%	13.49%

(f)	The Investment Income Ratio, Expense Ratio and Total Return are for the period from inception, May 1, 2004, through December 31, 2004.

*	These amounts represent dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.
**	These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.
***	These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)

			For the Year							For the Year
			Ended							Ended
		At December 31,	December							December 31,		For the Year Ended
		2003	31, 2003	At December 31, 2003						2003		December 31, 2003
				Units			Units Value			Expense Ratio**		Total Return***
VT = VariTrak Product			Investment
EP = Estate Provider Product			Income
BP = Benefit Provider Product		Net Assets	Ratio*	VT	EP	BP	VT	EP	BP	VT	BP	VT	EP	BP
Alger American Fund
Growth Portfolio		13,792,399	–	752,208.51	14,079.06	18,309.28	17.03	8.04	47.67	0.90%	0.22%	33.95%	35.12%	34.74%
Leveraged All Cap Portfolio		999,850	–	122,678.17	5,470.94	21,894.99	7.30	7.51	2.88	0.90%	0.22%	33.49%	34.77%	34.39%
Small Capitalization Portfolio		8,166,874	–	835,545.56	15,663.66	5,779.70	9.39	8.14	33.44	0.90%	0.22%	41.00%	42.25%	41.86%
American Century Variable Portfolios
Income & Growth Portfolio		4,481,437	1.20%	283,431.38	44,439.24	147,157.64	10.59	11.01	6.73	0.90%	0.22%	28.24%	29.40%	28.86%
Inflation Protection Portfolio		39,844	1.78%	–	–	38,011.82	–	–	1.05	0.90%	0.22%	–	–	4.82%
Value Portfolio		7,035,523	0.96%	356,443.89	53,173.65	101,249.26	14.85	14.00	9.86	0.90%	0.22%	27.79%	29.01%	28.57%
Dreyfus Variable Investment Fund
Socially Responsible Growth Fund		240,565	0.13%	29,648.70	1,003.78	14,012.61	6.75	6.94	2.39	0.90%	0.22%	24.80%	25.97%	25.55%
Gartmore Variable Insurance Trust
Government Bond	(g)	–	6.62%	–	–	–	–	–	–	0.90%	0.22%	-16.74%	-9.13%	-10.96%
JP Morgan Balanced	(g)	–	3.47%	–	–	–	–	–	–	0.90%	0.22%	-32.97%	-9.85%	-42.82%
INVESCO Variable Investment Funds
Dynamics Fund		1,190,251	–	143,199.27	18,541.24	84,220.91	6.73	6.92	1.17	0.90%	0.22%	36.52%	37.84%	37.11%
Health Sciences Fund		1,855,422	–	192,939.04	15,541.10	22,646.01	8.69	8.94	1.75	0.90%	0.22%	26.70%	27.84%	27.42%
Technology Fund		1,242,562	–	284,718.39	7,823.45	35,216.10	4.10	4.22	1.18	0.90%	0.22%	43.96%	45.46%	45.10%
JP Morgan Series Trust ll
International Equity Portfolio		1,811,925	0.78%	166,814.11	20,769.09	6,109.11	9.34	9.15	10.42	0.90%	0.22%	31.20%	32.37%	32.01%
Small Company Portfolio		1,572,255	–	100,034.67	30,896.84	3,240.56	12.00	10.50	14.64	0.90%	0.22%	34.83%	36.02%	35.56%
Morgan Stanley Universal
Institutional Funds
Core Plus Fixed Income Portfolio		125,085	0.06%	–	–	92,167.81	–	–	1.36	0.90%	0.22%	–	–	4.40%
Emerging Markets Equity Portfolio		61,753	–	–	–	58,579.08	–	–	1.05	0.90%	0.22%	–	–	48.48%
High Yield Portfolio		45,155	–	–	–	44,815.61	–	–	1.01	0.90%	0.22%	–	–	25.95%
US Real Estate Portfolio		148,870	–	–	–	85,565.66	–	–	1.74	0.90%	0.22%	–	–	36.99%
Neuberger Berman Advisors
Management Trust
Partners Portfolio		1,433,632	–	98,768.57	35,354.81	2,075.23	10.51	10.05	19.38	0.90%	0.22%	33.91%	35.01%	34.66%

(g)	On April 25, 2003, balances within the Market Street Fund, Inc. were merged with the Gartmore Variable Insurance Trust (GVIT). Subsequently, on August 1, 2003, newly created funds of the Sentinel Variable Products Trust replaced GVIT. See Note 1 for additional information on fund mergers and substitutions in 2003.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)

			For the Year							For the Year
			Ended							Ended
		At December 31,	December							December 31,		For the Year Ended
		2003	31, 2003	At December 31, 2003						2003		December 31, 2003
				Units			Units Value			Expense Ratio**		Total Return***
VT = VariTrak Product			Investment
EP = Estate Provider Product			Income
BP = Benefit Provider Product		Net Assets	Ratio*	VT	EP	BP	VT	EP	BP	VT	BP	VT	EP	BP
Scudder VIT Fund
EAFE Equity Index Fund		240,260	4.84%	–	–	26,063.89	–	–	9.22	0.90%	0.22%	–	–	33.02%
Equity 500 Index Fund		1,002,614	1.26%	–	–	83,730.91	–	–	11.97	0.90%	0.22%	–	–	27.79%
Small Cap Index Fund		173,759	0.92%	–	–	12,794.72	–	–	13.58	0.90%	0.22%	–	–	46.03%
Sentinel Variable Product Trust
Balanced Fund	(g)	3,571,846	0.82%	181,324.96	54,492.93	4,049.30	15.74	11.81	18.55	0.90%	0.22%	57.37%	18.05%	85.49%
Bond Fund	(g)	4,615,218	1.76%	270,147.22	34,536.70	5,089.64	15.04	13.91	14.15	0.90%	0.22%	50.39%	39.12%	41.47%
Common Stock Fund		21,200,076	0.91%	1,174,369.90	55,599.87	12,054.00	17.39	11.51	11.17	0.90%	0.22%	30.28%	31.43%	30.94%
Growth Index Fund		892,253	1.05%	95,630.18	2,242.84	205,984.59	7.50	7.71	0.76	0.90%	0.22%	22.81%	24.02%	23.20%
Mid Cap Growth Fund		9,205,904	–	456,641.96	59,329.46	33,894.44	17.71	11.88	12.21	0.90%	0.22%	40.56%	41.88%	41.47%
Money Market Fund		17,528,355	0.72%	891,526.26	128,209.70	4,018,721.37	12.69	12.20	1.16	0.90%	0.22%	-0.14%	0.71%	0.59%
Small Company Fund		12,095,962	0.12%	350,841.90	53,429.49	78,191.12	28.24	19.53	14.65	0.90%	0.22%	38.22%	39.48%	38.95%
Strong Variable Insurance Funds
Mid Cap Growth Fund II		6,389,767	–	533,877.86	48,242.24	29,836.57	10.16	10.91	14.79	0.90%	0.22%	32.93%	34.18%	33.73%
Opportunity Fund II		3,344,246	0.08%	178,437.76	30,837.55	15,637.85	13.83	13.35	29.67	0.90%	0.22%	35.76%	36.96%	36.55%
Variable Insurance Products Funds
Contrafund Portfolio		9,185,057	0.43%	466,650.95	61,727.17	–	17.90	13.46	–	0.90%	0.22%	27.33%	28.43%	–
Equity Income Portfolio		13,190,739	1.73%	342,629.43	20,168.87	–	37.87	10.73	–	0.90%	0.22%	29.15%	30.32%	–
Growth Portfolio		16,649,704	0.25%	400,693.39	132,829.96	–	37.82	11.27	–	0.90%	0.22%	31.67%	32.89%	–
High Income Portfolio		4,889,732	6.35%	173,173.73	57,873.59	–	25.30	8.79	–	0.90%	0.22%	26.11%	27.21%	–
Index 500 Portfolio		41,650,704	1.35%	1,260,225.62	661,923.49	–	27.47	10.62	–	0.90%	0.22%	27.25%	28.38%	–
Investment Grade Bond Portfolio		5,756,876	3.46%	371,043.58	54,492.84	269,645.24	12.49	12.84	1.57	0.90%	0.22%	4.22%	5.21%	4.64%
Overseas Portfolio		10,257,497	0.76%	453,841.84	66,528.69	155,032.48	20.67	9.03	1.78	0.90%	0.22%	42.05%	43.38%	42.68%

(g)	On April 25, 2003, balances within the Market Street Fund, Inc. were merged with the Gartmore Variable Insurance Trust (GVIT). Subsequently, on August 1, 2003, newly created funds of the Sentinel Variable Products Trust replaced GVIT. See Note 1 for additional information on fund mergers and substitutions in 2003.

*	These amounts represent dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.
**	These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.
***	These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)

		For the Year							For the Year
		Ended							Ended
	At December 31,	December							December 31,		For the Year Ended
	2006	31, 2006	At December 31, 2006						2006		December 31, 2006
			Units			Units Value			Expense Ratio**		Total Return***
VT = VariTrak Product		Investment
EP = Estate Provider Product		Income
BP = Benefit Provider Product	Net Assets	Ratio*	VT	EP	BP	VT	EP	BP	VT	BP	VT	EP	BP
Alger American Fund
Growth Portfolio	9,488,018	0.05%	710,936.58	9,363.01	11,213.33	12.71	5.95	35.38	0.90%	0.22%	-33.60%	-33.02%	-33.20%
Leveraged All Cap Portfolio	463,175	0.01%	77,853.14	3,178.86	9,200.14	5.47	5.57	2.14	0.90%	0.22%	-34.43%	-33.90%	-29.32%
Small Capitalization Portfolio	5,543,266	–	815,159.46	588.10	4,833.48	6.66	5.72	23.57	0.90%	0.22%	-26.85%	-26.24%	-26.47%
American Century Variable Portfolios
Income & Growth Portfolio	3,111,539	1.20%	243,276.37	45,696.90	136,572.41	8.26	8.51	5.22	0.90%	0.22%	-20.09%	-19.38%	-19.62%
Value Portfolio	4,630,377	0.79%	286,595.48	49,739.78	99,178.21	11.62	10.85	7.67	0.90%	0.22%	-13.43%	-12.61%	-12.93%
Dreyfus Variable Investment Fund
Socially Responsible Growth Fund	140,306	0.31%	21,009.66	353.92	13,042.43	5.41	5.51	1.90	0.90%	0.22%	-29.61%	-28.91%	-29.13%
INVESCO Variable Investment Funds
Dynamics Fund	489,153	–	94,022.72	1,169.92	23,571.75	4.93	5.02	0.85	0.90%	0.22%	-32.50%	-31.87%	-32.14%
Health Sciences Fund	1,054,857	–	136,908.77	13,939.24	12,935.22	6.86	6.99	1.37	0.90%	0.22%	-25.15%	-24.48%	-24.70%
Technology Fund	559,592	–	184,251.42	5,477.91	23,035.18	2.85	2.90	0.81	0.90%	0.22%	-47.33%	-46.83%	-41.19%
JP Morgan Series Trust ll
International Equity Portfolio	1,259,256	0.49%	143,708.38	27,804.56	5,638.69	7.12	6.91	7.89	0.90%	0.22%	-19.04%	-18.27%	-18.58%
Small Company Portfolio	1,049,595	0.26%	88,984.80	29,876.58	2,458.22	8.90	7.72	10.80	0.90%	0.22%	-22.37%	-21.68%	-21.90%
Market Street Fund
Bond	3,954,243	3.58%	231,224.21	45,341.26	3,250.92	14.34	13.14	13.41	0.90%	0.22%	8.11%	9.07%	8.74%
Managed	2,531,744	2.93%	169,923.46	34,314.14	1,587.69	12.83	9.54	15.04	0.90%	0.22%	-11.07%	-10.25%	-10.54%
Morgan Stanley Universal
Institutional Funds
Core Plus Fixed Income Portfolio	84,653	6.37%	–	–	65,060.76	–	–	1.30	0.90%	0.22%	–	–	5.78%
Emerging Markets Equity Portfolio	39,645	–	–	–	56,107.26	–	–	0.71	0.90%	0.22%	–	–	-14.87%
High Yield Portfolio	38,053	10.43%	–	–	47,325.36	–	–	0.80	0.90%	0.22%	–	–	-4.28%
US Real Estate Portfolio	108,547	5.36%	–	–	85,299.16	–	–	1.27	0.90%	0.22%	–	–	-3.60%
Neuberger Berman Advisors
Management Trust
Partners Portfolio	880,558	0.58%	81,603.72	30,677.80	813.74	7.85	7.44	14.39	0.90%	0.22%	-24.79%	-24.12%	-24.38%

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)

		For the Year							For the Year
		Ended							Ended
	At December 31,	December							December 31,		For the Year Ended
	2006	31, 2006	At December 31, 2006						2006		December 31, 2006
			Units			Units Value			Expense Ratio**		Total Return***
VT = VariTrak Product		Investment
EP = Estate Provider Product		Income
BP = Benefit Provider Product	Net Assets	Ratio*	VT	EP	BP	VT	EP	BP	VT	BP	VT	EP	BP
Scudder VIT Funds
EAFE Equity Index Fund	108,336	0.61%	–	–	15,622.45	–	–	6.93	0.90%	0.22%	–	–	-21.82%
Equity 500 Index Fund	828,166	1.55%	–	–	88,353.37	–	–	9.37	0.90%	0.22%	–	–	-22.53%
Small Cap Index Fund	130,871	0.97%	–	–	14,065.49	–	–	9.30	0.90%	0.22%	–	–	-20.81%
Sentinel Variable Product Trust
Common Stock Fund	14,793,804	1.42%	1,065,897.34	52,982.07	11,467.26	13.35	8.76	8.53	0.90%	0.22%	-18.09%	-17.36%	-17.63%
Growth Index Fund	373,246	0.69%	57,021.76	1,389.40	26,451.11	6.11	6.22	0.62	0.90%	0.22%	-24.69%	-24.02%	-12.94%
Mid Cap Growth Fund	5,755,078	–	407,463.84	49,436.54	24,107.36	12.60	8.37	8.63	0.90%	0.22%	-24.75%	-24.10%	-24.53%
Money Market Fund	14,840,021	1.28%	715,356.49	120,254.85	3,725,124.87	12.71	12.11	1.15	0.90%	0.22%	0.41%	1.30%	1.04%
Small Company Fund	7,865,347	0.33%	310,528.99	51,954.97	75,237.00	20.43	14.00	10.54	0.90%	0.22%	-14.68%	-13.93%	-14.20%
Strong Variable Insurance Funds
Mid Cap Growth Fund II	4,485,579	–	498,564.75	51,220.62	23,751.41	7.64	8.13	11.06	0.90%	0.22%	-38.13%	-37.52%	-37.75%
Opportunity Fund II	2,329,045	0.52%	168,167.24	27,952.60	15,802.29	10.19	9.75	21.73	0.90%	0.22%	-27.49%	-26.83%	-27.04%
Variable Insurance Products Funds
Contrafund Portfolio	6,722,893	0.84%	432,529.90	61,181.11	–	14.06	10.48	–	0.90%	0.22%	-10.15%	-9.36%	–
Equity Income Portfolio	10,354,545	1.97%	349,925.86	11,673.92	–	29.32	8.23	–	0.90%	0.22%	-17.70%	-16.96%	–
Growth Portfolio	11,667,524	0.29%	375,619.02	103,627.30	–	28.72	8.48	–	0.90%	0.22%	-30.72%	-30.13%	–
High Income Portfolio	3,416,918	9.83%	152,021.67	53,245.94	–	20.06	6.91	–	0.90%	0.22%	2.54%	3.40%	–
Index 500 Portfolio	29,793,526	1.39%	1,145,545.44	612,417.71	–	21.59	8.27	–	0.90%	0.22%	-22.96%	-22.22%	–
Investment Grade Bond Portfolio	4,715,914	2.63%	303,436.32	51,059.51	306,854.45	11.98	12.20	1.50	0.90%	0.22%	9.36%	10.31%	10.06%
Overseas Portfolio	6,823,342	0.87%	432,631.73	65,409.26	94,799.36	14.55	6.30	1.25	0.90%	0.22%	-20.99%	-20.25%	-20.51%

*	These ratios represent annualized contract expenses, consisting of mortality, expense and administrative fee charges for the year, divided by the average net assets. These ratios include only those expenses that result in a direct reduction of unit values. Charges, such as policy issue fees, premium loads and transaction fees made directly to contract owner accounts through the redemption of units and expenses of the underlying mutual fund are excluded.
**	These amounts represent dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality, expense and administrative charges, that result in direct reductions in the unit values. The recognition of investment income by the sub-accounts is affected by the timing of the declaration of dividends by the underlying fund in which the sub-accounts invest.
***	These amounts represent the total return for the year, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 8 - FUND SUBSTITUTIONS

Substitution transactions that occurred on August 1, 2003 are shown below. Immediately after the transaction, an Owner of the Variable Account held the same total dollar value of units in his or her account; only the investment option of the sub-account was changed.

August 1, 2003	Removed Portfolio	Surviving Portfolio
	GVIT Government Bond Fund	SVPT Bond Fund
Shares	310,145.33	370,313.53
NAV	$11.94	$10.00
Net assets before	$3,703,135
Net assets after		$3,703,135
	GVIT JP Morgan Balanced Fund	SVPT Balanced Fund
Shares	282,346.64	242,818.11
NAV	$8.60	$10.00
Net assets before	$2,428,181
Net assets after		$2,428,181

NOTE 9 - DISTRIBUTION OF NET INCOME

The Variable Account does not expect to declare dividends to policyholders from accumulated net income. The accumulated net income will be distributed to policyholders as withdrawals (in the form of death benefits, surrenders or policy loans) in excess of the policyholders' net contributions to the Variable Account.

NOTE 10 - DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code (“IRC”), a variable universal life insurance contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a variable universal life insurance contract for federal income tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The IRC provides that the adequately diversified requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

National Life believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

Part C: OTHER INFORMATION

Item 26. Exhibits

(a)	Resolutions of the Board of Directors of National Life Insurance Company ("Depositor") authorizing establishment of National Variable Life Insurance Account ("Registrant") (1)
(b)	Not applicable
(c)	(1)	Form of Distribution Agreement between National Life Insurance Company and Equity Services, Inc (9)
	(2)	Form of Selling Agreement (9)
(d)	Contracts:
	(1)	Specimen Sentinel Estate Provider Policy Form (3)
	(2)	Rider for Guaranteed Death Benefit (3)
	(3)	Rider for Additional Protection Benefit (3)
	(4)	Rider for Policy Split Option (3)
	(5)	Rider for Estate Preservation (3)
	(6)	Rider for Annually Renewable Term (3)
	(7)	Rider for Continuing Coverage (3)
	(8)	Rider for Enhanced Death Benefit (3)
	(9)	Rider for Automatic Increase (3)
	(10)	Endorsement to the Payment Options (9)
	(11)	Overloan Protection Rider
(e)	Application (9)
	(1)	9212 Life Insurance Application
(f)	Corporate documents:
	(1)	National Life Insurance Company's Charter documents (9)
	(2)	National Life Insurance Company's By-laws (9)
(g)	Reinsurance agreements
	(1)	Automatic Modified-Coinsurance (Mod-Co) Reinsurance and Service Agreement, between National Life Insurance Company and xxx, effective as of September 1, 1998. (7)
	(2)	Automatic and Facultative YRT Reinsurance Agreement - National Life Insurance Company and xxx, effective January 1, 2002 (6)
	(3)	Automatic Modified -Coinsurance (Mod-Co) Reinsurance and Service Agreement - National Life Insurance Company and xxx, effective December 31, 1998 (6)
	(4)	Automatic and Facultative Yearly Renewable Term Reinsurance Agreement - National Life Insurance Company and xxx, effective January 1, 2002 (6)
	(5)	Automatic Yearly Renewable Term Reinsurance Agreement - National Life Insurance Company and xxx, effective May 1, 1999 (6)
	(6)	Reinsurance Agreement - National Life Insurance Company and xxx, effective April 1, 1993 (6)
	(7)	Reinsurance Agreement - National Life Insurance Company and xxx, effective October 1, 1994 (6)
	(8)	Automatic YRT Reinsurance Agreement – National Life Insurance Company and xxx, effective October 1,2005 (10)
	(9)	Automatic/Facultative YRT Reinsurance Agreement – National Life Insurance Company and xxx, effective November 1,2005 (10)
	(10)	Form of Mod Co Reinsurance Agreement between National Life and xxx effective September 1, 2002
	(11)	Form of Faculative Reinsurance Agreement between National Life and xxx effective July 22, 2002
	(11)	Form of Amendment dated April 21, 2006 to the Reinsurance Agreement dated October 1, 2005
(h)	Participation Agreements:
	(1)	Form of Shareholder Service Agreement - between National Life Insurance Company and American Century Investment Management, Inc. (3)
(a) Form of Amendment to Shareholder Services Agreement (7)
	(2)	Form of Participation Agreement - National Life Insurance Company and Neuberger & Berman Advisers Managers Trust (3)
(a) Form of Amendment to Participation Agreement (7)
	(3)	Form of Participation Agreement - National Life Insurance Company and J.P. Morgan Series Trust II (3)
(a) Amendment to the Participation Agreement effective April 16, 2007

	(4)	Participation Agreement between National Life Insurance Company and The Dreyfus Socially Responsible
Growth Fund, Inc. (4)
(a) Form of Amendment to Participation Agreement (7)
(b) Supplemental Agreement to the Participation Agreement entered into April 16, 2007
	(5)	Form of Participation Agreement - Alger American Fund, National Life insurance Company and Fred Alger and Company (2)
	(6)	Participation Agreement between Sentinel Variable Products Trust, National Life Insurance Company and Equity Services, Inc. (5)
	(7)	Form of Amended and Restated Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and National Life Insurance Company (7)
	(8)	Form of Participation Agreement - National Life Insurance Company, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc. (7)
	(9)	Form of Participation Agreement - National Life Insurance Company, Scudder Variable Series II, Scudder Distributors, Inc. and Deutsche Investment Management Americas, Inc. (7)
(a) Supplemental Agreement to the Participation Agreement entered into March 12, 2007
	(10)	Form of Participation Agreement among T. Rowe Price Equity Services, Inc., T. Rowe Price Investment Services, Inc. and National Life Insurance Company (7)
	(11)	Form of Participation Agreement - AIM Variable Insurance Funds, A I M Distributors, Inc., National Life Insurance Company and Equity Services, Inc. (8)
	(12)	Form of Participation Agreement – Wells Fargo Variable Trust, Wells Fargo Funds Distributor, LLC and National Life Insurance Company (9)
(i)	See Item (h)
(j)	Other Material Contracts: (1) Rule 22c-2 Agreement- National Life Insurance Company and Fred Alger & Company entered into April 16, 2007
	(2)	Rule 22c-2 Agreement among Aim Investment Services, Inc. and National Life Insurance Company entered into March 16, 2007
	(3)	Rule 22c-2 Agreement among American Century Investment Services, Inc. and National Life Insurance Company entered into October 16, 2006
	(4)	Rule 22c-2 Agreement among Fidelity Distributors Corporation and National Life Insurance Company effective October 16, 2007
	(5)	Rule 22c-2 Agreement among Franklin Templeton Variable Insurance Products Trust and National Life Insurance Company entered into April 16, 2007
	(6)	Rule 22c-2 Agreement among Morgan Stanley Distribution Inc., and National Life Insurance Company entered into March 16, 2007
	(7)	Rule 22c-2 Agreement among Neuberger Berman Family of Funds and National Life Insurance Company entered into October 1, 2006
	(8)	Rule 22c-2 Agreement among T. Rowe Price Services, Inc. and National Life Insurance Company entered into April 16, 2007
	(9)	Rule 22c-2 Agreement among Wells Fargo Advantage Funds and National Life Insurance Company entered into October 16, 2006
(k)	Opinion and Consent of Counsel
(l)	Actuarial Opinion and Consent
(m)	Calculation
(n)	(1)	Consent of PricewaterhouseCoopers LLP, Auditors
	(2)	Consent of Sutherland Asbill & Brennan LLP
(o)	Not applicable
(p)	Not applicable
(q)	Redeemability exemption: Memorandum describing issuance, transfer and redemption procedures
(r)	Powers of Attorney (9)

(1)	Incorporated herein by reference to the Pre-Effective Amendment No. 2 to the Form S-6 Registration Statement (File No. 333- 67003) for National Variable Life Insurance Account (COLI) filed on February 11, 1999.
(2)	Incorporated herein by reference to Post Effective Amendment No. 1 to S-6 Registration Statement File No. 33-91938 for National Variable Life Insurance Account (VariTrak) filed March 12, 1996
(3)	Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement (File No. 333-44723) for National Variable Life Insurance Account (Sent. Estate. Provider), filed April 16, 1998
(4)	Incorporated herein by reference to Post-Effective Amendment No. 4 to the Form S-6 Registration Statement (File # 333-44723) for National Variable Life Insurance Account (Sentinel Estate Provider) filed May 1, 2001.

(5)	Incorporated herein by reference to Post Effective Amendment No. 12 to the Form N-6 Registration Statement (File No. 33-91938) for National Variable Life Insurance Account (VariTrak) filed February 28, 2003
(6)	Incorporated herein by reference to Post-Effective Amendment No. 14 to the Form N-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed March 1, 2004
(7)	Incorporated herein by reference to Post-Effective Amendment No. 15 to the Form N-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed May 1, 2004
(8)	Incorporated herein by reference to Post-Effective Amendment No. 17 to the Form N-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed May 2, 2005
(9)	Incorporated herein by reference to Post-Effective Amendment No. 18 to the Form N-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed May 1, 2006
(10)	Incorporated herein by reference to Post-Effective Amendment No. 11 to the Form N-6 Registration Statement for National Variable Life Insurance Account (Sentinel Estate Provider) filed May 1, 2006
(11)	Incorporated herein by reference to Post-Effective Amendment No. 19 to the Form N-6 Registration Statement for National Variable Life Insurance Account (Varitrak File No. 33-91938) filed August 28, 2006

Item 27. Directors and Officers of the Depositor

Name and Principal Business Address*	Positions and Offices with Depositor
Thomas H. MacLeay	Chair, President, CEO and Director

David Coates	Director
Coates Advisory Services
Watertower Hill
356 Mountainview Dr., Suite 400
Colchester, VT 05446

Bruce Lisman	Director
Bear Stearns Companies
383 Madison Avenue, 5th Floor
New York, NY 10179

V. Louise McCarren	Director
5736 East Immigration Canyon
Salt Lake City, UT 84108

Roger B. Porter	Director
Center for Business & Government
Kennedy School of Government
Harvard University
79 John F. Kennedy St.
Cambridge, MA 02138

E. Miles Prentice	Director
Eaton & Van Winkle
3 Park Ave., 16th Floor
New York, NY 10016

Patricia K. Woolf	Director
506 Quaker Road
Princeton, NJ 08540

Mehran Assadi	Executive Vice President
Michele S. Gatto	Executive Vice President - Corporate Services & General Counsel
Christian W. Thwaites	Executive Vice President
Thomas H. Brownell	Senior Vice President & Chief Investment Officer
Don W. Cummings	Senior Vice President - Finance
William E. Decker	Senior Vice President - Human Resources
Gregory H. Doremus	Senior Vice President - New Business & Customer Service
Kenneth R. Ehinger	Senior Vice President - NL Financial Alliance
Wade H. Mayo	Senior Vice President
Ruth B. Smith	Senior Vice President – Registered Product & Life Event Distribution.
James K. McQueston	Secretary
Robert E. Cotton	Vice President & Treasurer

*Unless otherwise indicated, the principal business address is National Life Drive, Montpelier, VT 05604.

Item 28. Persons Controlled by or Under Common Control with the Depositor or Registrant.

     A list of all persons directly or indirectly controlled by or under common control with National Life Insurance Company (“National Life”) is set forth below. All of the stock of National Life is owned by NLV Financial Corporation, a Delaware corporation. All of the stock of NLV Financial Corporation is owned by National Life Holding Company, a mutual insurance holding company organized under Vermont law.

     National Life owns 100% of LSW National Holdings, Inc., a Vermont corporation; LSW National Holdings Inc. owns 100% of Life Insurance Company of the Southwest, a Texas corporation.

     NLV Financial Corporation owns 100% of National Retirement Plan Advisors, a Vermont corporation, NL Group Statutory Trust I, a Connecticut trust; Equity Services, Inc., a Vermont corporation, and Sentinel Asset Management, Inc. (“SAMI”), a Vermont corporation.

     SAMI owns 100% of Sentinel Administrative Services, Inc., a Vermont corporation, and Sentinel Financial Services, Inc., a Delaware corporation.

     SAMI and Sentinel Financial Services, Inc. are partners of Sentinel Financial Services Company, a Vermont general partnership.

     Equity Services, Inc. owns 100% of Equity Services of Colorado, LLC, a Colorado LLC, and Equity Services of Nevada, Inc., a Nevada corporation.

Item 29. Indemnification

     The By-Laws of Depositor provide, in part in Article VI, as follows:

     7.1 Indemnification.

     (a) The Corporation shall indemnify and hold harmless any officer, director, employee or agent of the Corporation to the fullest extent permitted under Title 11A, Chapter 8, Subchapter 5 of the Vermont Statutes Annotated, as the same may be amended from time to time. Any repeal or modification of this Section 7.1 or of Title 11A, Chapter 8, Subchapter 5 of the Vermont Statutes Annotated shall not adversely affect any right of indemnification of any officer, director or employee of the Corporation existing at any time prior to such repeal or modification. Provided, however, that the Corporation shall not be required to indemnify a person in connection with a proceeding initiated by such person, including a counterclaim or crossclaim, unless the proceeding was authorized by the Board of Directors.

     (b) The Corporation may pay or reimburse the reasonable expenses incurred in defending any proceeding in advance of its final disposition if the Corporation has received in advance an undertaking by the person receiving such payment or reimbursement to repay all amounts advanced if it should be ultimately determined that he or she is not entitled to be indemnified under this article or otherwise. The Corporation may require security for any such undertaking.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     In addition, the Depositor purchases liability coverage for the Directors and Officers of the Depositor listed in Item 27 above. This coverage is consistent with industry standards. The cost of the coverage is borne entirely by the Depositor.

Item 30. Principal Underwriter

     (a) Equity Services, Inc. (ESI) is also the principal underwriter for National Variable Annuity Account II and Sentinel Variable Products Trust.

     (b) The following information is furnished with respect to the officers and directors of ESI:

Name and Principal Business Address*	Positions and Offices with ESI	Positions and Offices with Depositor
Kenneth R. Ehinger	Chief Executive Officer & Director	Senior Vice President - NL Financial Alliance
Stephen A. Englese	Senior Vice President	None
Gregory D. Teese	Vice President - Compliance & Chief Compliance Officer	None
Isabelle Keiser	Vice President	None
James Canavan	Assistant Vice President	None
Kerry A. Jung	Counsel	Senior Counsel
James K. McQueston	Secretary	Assistant General Counsel & Secretary
Kathy M. Trussell	Assistant Secretary	Senior Paralegal & Assistant Secretary
Thomas H. MacLeay	Chair	Chairman, President & Chief Executive Officer

*Unless otherwise indicated, principal business address is One National Life Drive, Montpelier, Vermont 05604.

     (c) Commission and other compensation received, directly or indirectly from the Registrant during Registrant's last fiscal year by each principal underwriter:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Other Compensation
Equity Services, Inc.	4,434,303.00	-0-	4,424,303.00	-0-

Item 31. Location of Accounts and Records.

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained by National Life Insurance Company at One National Life Drive, Montpelier, Vermont 05604.

Item 32. Management Services

All management contracts are discussed in Part A or Part B.

Item 33. Fee Representation

National Life Insurance Company ("the Company") hereby represents that the fees and charges deducted under the variable life insurance policies described in the prospectus contained in this registration statement, in the aggregate are reasonable in relationship to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, National Variable Life Insurance Account, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this registration statement and has duly caused this Post-Effective Amendment No. 13 to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Montpelier and the State of Vermont, on the 1st day of May, 2007.

NATIONAL VARIABLE LIFE
INSURANCE ACCOUNT (Registrant)

By: NATIONAL LIFE INSURANCE COMPANY

Attest:	/s/Kathy M. Trussell	By:	/s/ Thomas H. MacLeay
	Kathy M. Trussell		Thomas H. MacLeay
	Assistant Secretary		Chair, President and
Chief Executive Officer

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, National Life Insurance Company certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this registration statement and has duly caused this Post-Effective Amendment No. 13 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal affixed and attested, in the City of Montpelier and the State of Vermont, on the 1st day of May, 2007.

NATIONAL LIFE INSURANCE COMPANY
(Depositor)

Attest:	/s/Kathy M. Trussell	By:	/s/ Thomas H. MacLeay
	Kathy M. Trussell		Thomas H. MacLeay
	Assistant Secretary		Chair, President and
Chief Executive Officer

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 13 to the Registration Statement has been signed below by the following persons in the capacities indicated on the date(s) set forth below.

Signature	Title	Date

/s/ Thomas H. MacLeay	Chair(Director), President, Chief	May 1, 2007
Thomas H. MacLeay	Executive Officer
(Principle Executive Officer)

/s/Don Cummings	Senior Vice President - Finance	May 1, 2007
Don Cummings	(Principle Financial &
Accounting Officer)

Bruce Lisman*	Director	May 1, 2007

E. Miles Prentice, III*	Director	May 1, 2007

Patricia K. Woolf*	Director	May 1,2007

*Kerry A. Jung signs this document pursuant to the power of attorney filed with Post-Effective Amendment No. 18 to the Form N-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed May 1, 2006

/s/ Kerry A. Jung
Kerry A. Jung

Exhibit Index

(e)	(1)	9212 Life Insurance Application

(g)	(10)	Form of Mod Co Reinsurance Agreement between National Life and xxx effective September 1, 2002
	(11)	Form of Faculative Reinsurance Agreement between National Life and xxx effective July 22,2002
	(12)	Form of Amendment dated April 21, 2006 to the Reinsurance Agreement dated October 1, 2005

(h)	(3)a.	Amendment to the Participation Agreement effective April 16, 2007
	(4)b.	Supplemental Agreement to the Participation Agreement entered into April 16, 2007
	(9)(a)	Supplemental Agreement to the Participation Agreement entered into March 12, 2007

(J)	(1)	Rule 22c-2 Agreement- National Life Insurance Company and Fred Alger & Company entered into April 16, 2007
	(2)	Rule 22c-2 Agreement among Aim Investment Services, Inc. and National Life Insurance Company entered into March 16, 2007
	(3)	Rule 22c-2 Agreement among American Century Investment Services, Inc. and National Life Insurance Company entered into October 16, 2006
	(4)	Rule 22c-2 Agreement among Fidelity Distributors Corporation and National Life Insurance Company effective October 16, 2007
	(5)	Rule 22c-2 Agreement among Franklin Templeton Variable Insurance Products Trust and National Life Insurance Company entered into April 16, 2007
	(6)	Rule 22c-2 Agreement among Morgan Stanley Distribution Inc., and National Life Insurance Company entered into March 16, 2007
	(7)	Rule 22c-2 Agreement among Neuberger Berman Family of Funds and National Life Insurance Company entered into October 1, 2006
	(8)	Rule 22c-2 Agreement among T. Rowe Price Services, Inc. and National Life Insurance Company entered into April 16, 2007
	(9)	Rule 22c-2 Agreement among Wells Fargo Advantage Funds and National Life Insurance Company entered into October 16, 2006

(l)	Actuarial Opinion and Consent

(m)	Calculation

(n)	(1)	Consent of PricewaterhouseCoopers LLP, Auditors
	(2)	Consent of Sutherland Asbill & Brennan LLP

(q)	(q)	Redeemability exemption: Memorandum describing issuance, transfer and redemption procedures